     As filed electronically with the Securities and Exchange Commission on
                                 April 30, 2002
                               (File No. 2-17613)



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 121 [X]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. [X]


                                    IVY FUND
               (Exact Name of Registrant as Specified in Charter)


                           Via Mizner Financial Plaza
                      925 South Federal Highway - Suite 600
                            Boca Raton, Florida 33432
                    (Address of Principal Executive Offices)


                  Registrant's Telephone Number: (800) 777-6472


                              Beverly J. Yanowitch
                      Mackenzie Investment Management Inc.
                           Via Mizner Financial Plaza
                      925 South Federal Highway - Suite 600
                            Boca Raton, Florida 33432
                     (Name and Address of Agent for Service)


                                   Copies to:

                             Joseph R. Fleming, Esq.
                                     Dechert
                          Ten Post Office Square, South
                                Boston, MA 02109


[X] It is proposed that this Post-Effective Amendment become effective April 30, 2002, pursuant to paragraph (b) of Rule 485.

THIS POST-EFFECTIVE AMENDMENT NO. 121 TO THE REGISTRATION STATEMENT OF IVY FUND (THE "REGISTRANT") IS BEING FILED FOR THE PURPOSE OF UPDATING CERTAIN FINANCIAL INFORMATION FOR THE SIXTEEN SERIES OF THE REGISTRANT AND TO MAKE CERTAIN NON-MATERIAL CHANGES TO THE REGISTRANT'S DISCLOSURE DOCUMENTS.

                                   IVY FUNDS


                                    [PHOTO]


Ivy Fund is a registered open-end investment company consisting of sixteen separate portfolios (the "Funds"). This prospectus relates to the fifteen funds listed below. Investments in the Funds are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



PROSPECTUS                                                        APRIL 30, 2002



IVY CUNDILL GLOBAL VALUE FUND

IVY DEVELOPING MARKETS FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL SMALL COMPANIES FUND

IVY INTERNATIONAL VALUE FUND

IVY PACIFIC OPPORTUNITIES FUND

IVY GROWTH FUND

IVY US BLUE CHIP FUND

IVY US EMERGING GROWTH FUND

IVY BOND FUND

IVY MONEY MARKET FUND



                              [IVY LOGO] IVY FUNDS(R)
                              Embracing the world

BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS


Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J. Yanowitch, Treasurer


LEGAL COUNSEL

Dechert
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT


PFPC, Inc.
P.O. Box 9770
Providence, RI 02940


AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR


Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111


INVESTMENT MANAGER


Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail; acctinfo@ivyfunds.com

                                    TABLE OF
                                    CONTENTS


          WORLDWIDE FUNDS

          Ivy Cundill Global Value Fund ...................................          1

          Ivy Developing Markets Fund .....................................          3

          Ivy European Opportunities Fund .................................          5

          Ivy Global Fund .................................................          7

          Ivy Global Natural Resources Fund ...............................          9

          Ivy Global Science & Technology Fund ............................         11

          Ivy International Fund ..........................................         13

          Ivy International Small Companies Fund ..........................         15

          Ivy International Value Fund ....................................         17

          Ivy Pacific Opportunities Fund ..................................         19

          DOMESTIC FUNDS

          Ivy Growth Fund .................................................         21

          Ivy US Blue Chip Fund ...........................................         23

          Ivy US Emerging Growth Fund .....................................         25

          FIXED INCOME FUNDS

          Ivy Bond Fund ...................................................         27

          Ivy Money Market Fund ...........................................         29

Additional Information About Principal Investment Strategies and Risks ....         31

Management ................................................................         35

Shareholder Information ...................................................         37

Financial Highlights ......................................................         44

IVY CUNDILL GLOBAL VALUE FUND



INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, that the Fund's management team believes are trading below their estimated "intrinsic value."



"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). Up to 15% of the Fund's net assets may be invested in illiquid securities.


To control its exposure to certain risks, the Fund might use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts).

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

ILLIQUID SECURITY RISK - The Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price.

DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.



PERFORMANCE BAR CHART AND TABLE



The information in the following chart and table provides some indication of the risks of investing in the Fund by comparing the Fund's performance for the first full calendar year since its commencement on April 17, 2000 with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



ANNUAL TOTAL RETURN FOR ADVISOR
CLASS SHARES**
for the year ending December 31



[BAR GRAPH]



   -2.13%      BEST QUARTER        5.19%
                        2nd Quarter,2001
               WORST QUARTER     -10.54%
   2001                 3rd Quarter,2001



(**)Any applicable account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Advisor Class because variations in their respective expense structures.



-------------------------------------------------------------------------------
 (*)You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31,2001



------------------------------------------------------------------
                               ADVISOR                  MSCI
                               CLASS(2)          WORLD INDEX(2)(*)
------------------------------------------------------------------
1 YEAR

RETURN BEFORE TAXES             -2.13%               -16.82%

RETURN AFTER TAXES
ON DISTRIBUTIONS                -8.88%

RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF FUND SHARES         -6.86%

SINCE INCEPTION

RETURN BEFORE TAXES              1.42%               -15.31%

RETURN AFTER TAXES
ON DISTRIBUTIONS                -3.54%

RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF FUND SHARES         -3.00%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. Since no other classes were outstanding for the entire year, after-tax returns are presented for Advisor Class shares and after-tax returns for other classes will vary.



(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Advisor Class shares was April 17, 2000. The Fund has no outstanding Class I shares. Class A, B and C shares commenced operations on September 4, 2001, September 26, 2001 and October
19, 2001, respectively. Index performance is calculated from April 19, 2000.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                  CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)          5.75%        NONE       NONE        NONE         NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                     NONE(1)      5.00%      1.00%       NONE         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS      NONE         NONE       NONE        NONE         NONE

REDEMPTION/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                   2.00%        NONE       NONE        NONE         NONE



ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets(3)



                                   CLASS A      CLASS B     CLASS C    CLASS I    ADVISOR
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                     1.00%        1.00%       1.00%       1.00%      1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                0.25%        1.00%       1.00%       NONE       NONE

OTHER EXPENSES                      9.85%        9.85%       9.85%       9.21%      9.30%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 11.10%       11.85%      11.85%      10.21%     10.30%

EXPENSES REIMBURSED(4)              8.90%        8.90%       8.90%       8.90%      8.90%

NET FUND
OPERATING EXPENSES                  2.20%        2.95%       2.95%       1.31%      1.40%



(1)A contingent deferred sales charge ("CDSC") of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/ exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Advisor Class. Class A, B and C shares commenced operations on September 4, 2001, September 26,2001 and October
   19, 2001, respectively. The expense information shown above has been restated to reflect current fees.
(4)The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31,2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.



--------------------------------------------------------------------------------


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                            (no redemption)               (no redemption)
YEAR               CLASS A       CLASS B        CLASS B        CLASS C        CLASS C         CLASS I        ADVISOR
1ST                $  785         $  798         $  298         $  398         $  298         $  133         $  143
3RD                 1,330          1,323          1,023          1,023          1,023            531            559
5TH                 1,900          1,970          1,770          1,770          1,770            955          1,001
10TH                3,440          3,570          3,570          3,738          3,738          2,135          2,230

IVY DEVELOPING MARKETS FUND


INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies that are located in, or are expected to profit from, countries whose markets are generally viewed as "developing" or "emerging" by the World Bank and the International Finance Corporation, or classified as "emerging" by the United Nations.


For these purposes, a company "located in" or "expected to profit" from emerging market countries is one:

- whose securities are principally trading in one or more emerging market countries,
- that derives at least 50% of its total revenue from goods, sales or services in one or more emerging market countries, or
- that is organized under the laws of (and has a principal office in) an emerging market country.

The Fund may invest more than 25% of its assets in a single country, but usually will hold securities from at least three emerging market countries in its portfolio.

The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of over-valued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.


FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.


The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential in the developing nations sector, but who can accept potentially dramatic fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------



(*)You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31


[BAR GRAPH]



                             46.70%
      11.83%                                           BEST QUARTER       35.74%
6.40%        -27.42% -11.67%        -23.79%  -04.50%            2nd Quarter,1999
                                                       WORST QUARTER     -27.28%
1995  1996    1997    1998    1999    2000    2001              4th Quarter,1997


(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31,2001



--------------------------------------------------------------------------------------
                                                                              MSCI
                                                                            EMERGING
                                                               ADVISOR    MARKETS FREE
                          CLASS A(2)   CLASS B(2)  CLASS C(3)  CLASS(4)    INDEX(2)(*)
--------------------------------------------------------------------------------------
1 YEAR

RETURN BEFORE TAXES        -10.00%      -10.71%      -6.92%     -5.07%      -2.37%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -9.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -8.57%

5 YEARS

RETURN BEFORE TAXES         -8.39%      -8.53%       -8.13%       N/A       -5.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -8.58%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -6.86%

SINCE INCEPTION

RETURN BEFORE TAXES         -5.55%      -5.60%       -6.92%      -3.87%     -5.79%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -5.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -4.49%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A and Class B shares was November 1, 1994. Index performance is calculated from October 31,1994.
(3)The inception date for the Fund's Class C shares was April 30,1996.
(4)The inception date for Advisor Class shares was April 30,1998.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                   CLASS A       CLASS B       CLASS C       ADVISOR
------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%         NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)       5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE          NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%         2.00%         2.00%         2.00%


ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                             CLASS A       CLASS B       CLASS C       ADVISOR
------------------------------------------------------------------------------
MANAGEMENT FEES              1.00%         1.00%         1.00%         1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES         0.25%         1.00%         1.00%         NONE

OTHER EXPENSES               3.10%         3.12%         3.17%         3.00%

TOTAL ANNUAL FUND
OPERATING EXPENSES           4.35%         5.12%         5.17%         4.00%

EXPENSES REIMBURSED(3)       2.16%         2.16%         2.16%         2.16%

NET FUND
OPERATING EXPENSES           2.19%         2.96%         3.01%         1.84%



(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Following an exchange into the Fund, shares redeemed (or exchanged) within 30 days of purchase are subject to a 2.00% redemption fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.



--------------------------------------------------------------------------------


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                       (no redemption)                     (no redemption)
YEAR               CLASS A        CLASS B       CLASS B         CLASS C       CLASS C         ADVISOR
-----------------------------------------------------------------------------------------------------
1ST                $  784         $  799         $  299         $  404         $  304         $  187
3RD                 1,327          1,326          1,026          1,041          1,041            693
5TH                 1,895          1,975          1,775          1,799          1,799          1,226
10TH                3,431          3,575          3,575          3,791          3,791          2,684

IVY EUROPEAN OPPORTUNITIES FUND


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:


- large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);

-        small-capitalization companies in the more developed markets of Europe;
         and

-        companies operating in Europe's emerging markets.

The Fund may also invest in European debt securities, up to 20% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).

The Fund's manager uses a "bottom-up" investment approach, focusing on prospects for long-term earnings growth.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.


FOREIGN SECURITY RISK AND EMERGING-MARKET RISK: Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.


The risks of investing in foreign securities are more acute in countries with developing economies.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.


IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


INTEREST RATE AND MATURITY RISK - The Fund's debt security investments are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.

CREDIT RISK - The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Certain of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could weaken the Fund's returns if the issuer defaults on its payment obligations.


EURO CONVERSION RISK - On January 1, 2002, euro notes and coins - the official currency of 12 of the 15 members of the European Union - officially entered circulation. The Fund could be affected by certain euro-related issues such as accounting differences, calculation problems and consumer confusion. In addition, certain European Union members, including the United Kingdom, did not officially implement the euro and may cause market disruptions when and if they do decide to do so. Should this occur, the Fund could experience investment losses.


WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



ANNUAL TOTAL RETURNS FOR CLASS A SHARES**



for the years ending December 31



[BAR GRAPH]



4.51%            BEST QUARTER                    59.30%
       -20.67%                        4th Quarter, 1999
                 WORST QUARTER                  -16.96%
2000     2001                         3rd Quarter, 2001



** Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31, 2001



                                                                                                       ADVISOR           MSCI
                                       CLASS A(2)      CLASS B(3)      CLASS C(4)      CLASS I(5)      CLASS(6)       EUROPE(2)*
                                       ----------      ----------      ----------      ----------      --------       -----------
1 YEAR

RETURN BEFORE TAXES                      -25.22%         -25.28%         -22.12%         -20.46%        -20.44%          19.90%

RETURN AFTER TAXES
ON DISTRIBUTIONS                         -25.30%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                      -11.16%

SINCE INCEPTION

RETURN BEFORE TAXES                       40.40%          42.05%          10.41%        -28.07%          43.97%          -6.19%

RETURN AFTER TAXES
ON DISTRIBUTIONS                          39.68%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                       33.03%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.


(2) The inception date for the Fund's Class A shares was May 4, 1999 (performance is calculated based on the date the Fund first became available for sale to the public, May 5, 1999.) Index performance is calculated from April 30, 1999.


(3)      The inception date for the Fund's Class B shares was May 24, 1999.

(4)      The inception date for the Fund's Class C shares was October 24, 1999.

(5)      The inception date for the Fund's Class I shares was March 16, 2000.

(6)      The inception date for the Fund's Advisor Class shares was May 3, 1999.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                  CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
                                                  -------      -------    -------     -------      -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                         5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                    NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                     NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                                  2.00%        NONE        NONE        NONE        NONE


ANNUAL FUND OPERATING EXPENSES


expenses that are deducted from Fund assets(5)



                                                  CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
                                                  -------      -------    -------     -------      -------
MANAGEMENT FEES(3)                                1.00%        1.00%       1.00%       1.00%       1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                              0.25%        1.00%       1.00%       NONE        NONE

OTHER EXPENSES                                    0.92%        0.91%       0.93%       0.73%       0.74%

TOTAL ANNUAL FUND
OPERATING EXPENSES(4)                             2.17%        2.91%       2.93%       1.73%       1.74%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.


(3) Management fees are reduced to 0.85% for net assets over $250 million, and reduced to 0.75% on net assets over $500 million.


(4) The Fund's Investment Manager has contractually agreed to waive1 2% of the 1.00% fee that it is entitled to receive from the Fund for the one year period from November 1, 2001 through October 31, 2002, which is not reflected in the table above.



(5) The expense information shown above has been restated to reflect current fees.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                      (NO REDEMPTION)             (NO REDEMPTION)
YEAR                          CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
----                          -------       -------   ---------------   -------   ---------------   -------       -------
1ST                           $   782       $   794       $   294       $   396       $   296       $   176       $   177
3RD                             1,215         1,201           901           907           907           545           548
5TH                             1,672         1,733         1,533         1,543         1,543           939           944
10TH                            2,934         3,058         3,058         3,252         3,252         2,041         2,052

IVY GLOBAL FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies in at least three different countries, including the United States.

The Fund might engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.


The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. The Fund is expected to have some emerging markets exposure in an attempt to achieve higher returns over the long term.


PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.


FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulation of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.


The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).


DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.


WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31


                    [BAR GRAPH]



      29.63%                                   26.51%
                            16.21%
                                                                            BEST QUARTER                      24.15%
                     12.08%              8.59%                                                     4th Quarter, 1998
2.74%         -4.60%              -8.72%               -13.91% -18.06%      WORST QUARTER                    -20.47%
                                                                                                   3rd Quarter, 1997
1992  1993    1994   1995   1996   1997  1998   1999    2000    2001


** Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31, 2001



                                                                                                    MSCI
                                                                                        ADVISOR    WORLD
                                                  CLASS A(2)  CLASS B(3)  CLASS C(4)   CLASS(5)   INDEX(2)*
                                                  ----------  ----------  ----------   --------   ---------
1 YEAR

RETURN BEFORE TAXES                                -22.41%      -22.89%     -19.74%     -17.99%     -16.82%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -22.41%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                -15.27%

5 YEARS

RETURN BEFORE TAXES                                -3.57%       -3.63%      -3.49%       N/A        5.37%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -4.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                -2.41%

10 YEARS

RETURN BEFORE TAXES                                3.27%         N/A         N/A         N/A        8.06%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                   1.80%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                2.35%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.

(2) The inception date for the Fund's Class A shares was April 18, 1991. Index performance is calculated from April 30,1991.

(3)      The inception date for the Fund's Class B shares was April 1, 1994.

(4)      The inception date for the Fund's Class C shares was April 30, 1996.

(5)      The inception date for the Fund's Advisor Class shares was April
         30, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                    CLASS A        CLASS B      CLASS C       ADVISOR
                                                    -------        -------      -------       -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                           5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                      NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                       NONE           NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                                    2.00%          NONE          NONE          NONE


ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets


                                                    CLASS A        CLASS B        CLASS C       ADVISOR
                                                    -------        -------        -------       -------
MANAGEMENT FEES(3)                                   1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                                 0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                                       2.96%          3.12%          3.27%          3.09%

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   4.21%          5.12%          5.27%          4.09%

EXPENSES REIMBURSED(4)                               2.07%          2.07%          2.07%          2.07%

NET FUND
OPERATING EXPENSES                                   2.14%          3.05%          3.20%          2.02%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.


(3)      Management fees are reduced to 0.75% for net assets over $500 million.


(4) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002,to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:



                                                                       (NO REDEMPTION)               (NO REDEMPTION)
YEAR                                         CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----                                         -------        -------    ---------------    -------    ---------------    -------
1ST                                          $   780        $   808        $   308        $   423        $   323        $   205
3RD                                            1,313          1,352          1,052          1,096          1,096            747
5TH                                            1,872          2,018          1,818          1,888          1,888          1,316
10TH                                           3,385          3,625          3,625          3,958          3,958          2,864

IVY GLOBAL NATURAL RESOURCES FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.


For these purposes, "natural resources" generally include:


-        precious metals (such as gold, silver and platnium);


- ferrous and nonferrous metals (such as iron, aluminum, copper and steel);

-        strategic metals (such as uranium and titanium);

-        fossil fuels and chemicals;

-        forest products and agricultural commodities; and

-        undeveloped real property.


The Fund's manager uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long term.


PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.


SMALL AND MEDIUM SIZED COMPANY RISK - Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.


INDUSTRY CONCENTRATION RISK - Since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios.


NATURAL RESOURCE AND PHYSICAL COMMODITY RISK - Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time, storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.



WHO SHOULD INVEST*



The Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term.



PERFORMANCE BAR CHART AND TABLE The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31


[BAR GRAPH]

              40.98%
                             15.40%    BEST QUARTER                       24.19%
6.95%                 9.86%                                    4th Quarter, 2001
      -29.35%                          WORST QUARTER                     -23.28%
                                                               4th Quarter, 1997
1997   1998    1999   2000   2001



** Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31, 2001



                                                                                                        MSCI
                                                                                                      COMMODITY
                                                                                        ADVISOR        RELATED
                                                 CLASS A(2)   CLASS B(2)   CLASS C(2)   CLASS(3)      INDEX(2)*
                                                 ----------   ----------   ----------   --------      ---------
1 YEAR

RETURN BEFORE TAXES                                8.76%        9.73%        13.61%       15.71%       -1.50%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                   8.24%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                3.10%

SINCE INCEPTION

RETURN BEFORE TAXES                                4.95%        5.04%        5.16%        19.32%       2.91%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                   3.76%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                3.31%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.

(2) The inception date for the Fund's Class A, Class B and Class C shares was January 1, 1997. Index performance is calculated from December 31, 1996. (3)The inception date for the Fund's Advisor Class shares was April 8, 1999.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                   CLASS A        CLASS B       CLASS C       ADVISOR
                                                   -------        -------       -------       -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                           5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                      NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                       NONE           NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                                    2.00%          NONE          NONE          NONE


ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets


                                                   CLASS A        CLASS B        CLASS C        ADVISOR
                                                   -------        -------        -------        -------
MANAGEMENT FEES                                      1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                                 0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                                       2.46%          2.33%          2.32%          2.24%

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   3.71%          4.33%          4.32%          3.24%

EXPENSES REIMBURSED(3)                               1.46%          1.46%          1.46%          1.46%

NET FUND
OPERATING EXPENSES                                   2.25%          2.87%          2.86%          1.78%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.



(3) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                                       (NO REDEMPTION)               (NO REDEMPTION)
YEAR                                         CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----                                         -------        -------    ---------------    -------    ---------------    -------
1ST                                          $   790        $   790        $   290        $   389        $   289        $   181
3RD                                            1,344          1,300          1,000            997            997            675
5TH                                            1,923          1,932          1,732          1,727          1,727          1,195
10TH                                           3,486          3,527          3,527          3,657          3,657          2,624

IVY GLOBAL SCIENCE & TECHNOLOGY FUND


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies throughout the world that are expected to profit from the development, advancement and use of science and technology.


The Fund intends to invest its assets in at least three different countries, but may at any given time have a substantial portion of its assets invested in the United States. Industries that are likely to be represented in the Fund's portfolio holdings include:

-        Internet;

-        telecommunications and networking equipment;

-        semiconductors and semiconductor equipment;

-        software;

-        computers and peripherals;

-        electronic manufacturing services; and

-        telecommunications and information services.


The Fund's management team believes that technology is a fertile growth area, and actively seeks to position the Fund to benefit from this growth by investing in companies of any size that may deliver rapid earnings growth and potentially high investment returns, which may include and purchase of stock in companies engaged in initial public offerings.


PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.


SMALL AND MEDIUM SIZED COMPANY RISK- Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction cost of smaller-company stocks may also be higher than those of larger companies.



IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


INDUSTRY CONCENTRATION RISK - Since the Fund focuses its investments in securities of companies principally engaged in the science and technology industries, the Fund could experience wider fluctuations in value than funds with more diversified portfolios. For example, rapid advances in these industries tend to cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to government regulations and approval processes that may affect their overall profitability and cause their stock prices to be more volatile.


WHO SHOULD INVEST*



The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.



PERFORMANCE BAR CHART AND TABLE



The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31



[BAR GRAPH]



                 122.56%                     BEST QUARTER       65.43%
        35.26%                                       4th Quarter, 1999
6.53%                     -42.99%  -51.65%   WORST QUARTER     -44.97%
                                                     1st Quarter, 2001
1997     1998     1999     2000      2001



**Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.



AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



-------------------------------------------------------------------------------------------------
                                                                                       RUSSELL
                                                                                         3000
                                                                           ADVISOR       TECH.
                          CLASS A(2)  CLASS B(2)  CLASS C(2)  CLASS I(3)  CLASS(4)    INDEX(2)(*)
-------------------------------------------------------------------------------------------------
1 YEAR

RETURN BEFORE TAXES        -54.43%     -54.41%     -52.54%      N/A      -51.56%      -29.31%

RETURN AFTER TAXES
ON DISTRIBUTION
                           -54.43%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          1.17%

5 YEARS

RETURN BEFORE TAXES         -3.59%     -3.58%       -3.16%      N/A         N/A        10.69%

RETURN AFTER TAXES ON
ON DISTRIBUTION             -3.91%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -1.95%

SINCE INCEPTION

RETURN BEFORE TAXES          5.93%      6.22%        6.43%      N/A       -8.45%       14.92%

RETURN AFTER TAXES           5.60%
ON DISTRIBUTION

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          5.25%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A, Class B and Class C shares was July 22, 1996. Index performance is calculated from July 30, 1996.
(3)The Fund has had no outstanding Class I shares.
(4)The inception date for the Fund's Advisor Class shares was April 15, 1998.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                   CLASS A     CLASS B     CLASS C      CLASS I     ADVISOR
-------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%       NONE        NONE         NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)     5.00%       1.00%        NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE        NONE        NONE         NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%       NONE        NONE         NONE        NONE


ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                   CLASS A     CLASS B     CLASS C      CLASS I(3)   ADVISOR
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                      1.00%      1.00%        1.00%        1.00%       1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                 0.25%      1.00%        1.00%        NONE        NONE

OTHER EXPENSES                       1.21%      1.22%        1.24%        1.12%       1.27%

TOTAL ANNUAL FUND
OPERATING EXPENSES                   2.46%      3.22%        3.24%        2.12%       2.27%

EXPENSES REIMBURSED(4)               0.26%      0.26%        0.26%        0.26%       0.26%

NET FUND
OPERATING EXPENSES                   2.20%      2.96%        2.98%        1.86%       2.01%



(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/ exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4)The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                     (no redemption)              (no redemption)
YEAR             CLASS A        CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
1ST               $  785        $  799        $  299        $  401        $  301        $  189        $  204
3RD                1,274         1,268           968           974           974           639           684
5TH                1,788         1,861         1,661         1,670         1,670         1,115         1,191
10TH               3,192         3,330         3,330         3,522         3,522         2,431         2,585

IVY INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.


To enhance potential return, the Fund my invest in countries with new or comparatively undeveloped economies.


The Fund's manager uses an investment approach that focuses on:

- analyzing a company's financial statements;
- taking advantage of overvalued or undervalued markets; and
- building a portfolio that is diversified by both region and sector.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.


The risks of investing in foreign securities are more acute in countries with developing economies.


WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31



[BAR GRAPH]



       48.37%
                                                       21.05%                     BEST QUARTER         16.41%
                               19.72%                                                       4th Quarter, 1998
                       12.65%          10.38%                                     WORST QUARTER       -17.10%
                3.92%                           7.34%                                       3rd Quarter, 2001
0.07%                                                         -17.26% -21.03%

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


**Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


---------------
*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

\
                                                     WORLDWIDE FUNDS (continued)



AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MSCI
                                                                                                  ADVISOR           EAFE
                                    CLASS A(2)       CLASS B(3)     CLASS C(4)     CLASS I(5)     CLASS(6)       INDEX(2)(*)
----------------------------------------------------------------------------------------------------------------------------
1 YEAR

RETURN BEFORE TAXES                   -25.57%         -25.79%        -22.62%        -20.87%        -21.26%        -21.44%

RETURN AFTER TAXES
ON DISTRIBUTION                       -25.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                   -6.08%

5 YEARS

RETURN BEFORE TAXES                   -2.45%          -2.53%         -2.12%         -0.91%         N/A            0.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS                      -4.08%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                   -4.35%

10 YEARS

RETURN BEFORE TAXES                    6.27%           N/A            N/A            N/A            N/A            4.46%

RETURN AFTER TAXES
ON DISTRIBUTION                        4.92%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                    8.52%




After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was April 30, 1986. Index performance is calculated from April 30, 1986.
(3) The inception date for the Fund's Class B shares was October 22, 1993.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The inception date for the Fund's Class I shares was October 6, 1994.
(6) The inception date for the Fund's Advisor Class shares was August 31, 2000.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment



                                     CLASS A     CLASS B     CLASS C      CLASS I    ADVISOR
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                       NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                     2.00%        NONE        NONE        NONE        NONE




ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets(4)




                                     CLASS A     CLASS B     CLASS C      CLASS I    ADVISOR
--------------------------------------------------------------------------------------------
MANAGEMENT FEES(3)                    1.00%       1.00%        1.00%        1.00%      1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                  0.25%       1.00%        1.00%        NONE       NONE

OTHER EXPENSES                        0.35%       0.54%        0.54%        0.24%      0.35%

TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.60%       2.54%        2.54%        1.24%      1.35%





(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/ exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)Management fees are reduced to 0.90% for net assets over $2.0 billion, reduced to 0.80% for net assets over $2.5 billion and reduced to 0.70% for net assets over $3.0 billion.
(4)The expense information shown above has been restated to reflect current fees.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:



                                   (no redemption)             (no redemption)
YEAR        CLASS A       CLASS B       CLASS B       CLASS C       CLASS C      CLASS I        ADVISOR
1ST         $  728        $  757        $  257        $  357        $  257        $  126        $  137
3RD          1,051         1,091           791           791           791           393           428
5TH          1,396         1,550         1,350         1,350         1,350           681           739
10TH         2,366         2,645         2,645         2,875         2,875         1,500         1,624


IVY INTERNATIONAL SMALL COMPANIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign issuers having total market capitalization of less than $2 billion at the time of initial purchase.


To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies. The Fund may also purchase stock in companies engaged in initial public offerings.

The Fund might also engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.

The Fund is managed by a team that focuses on both value and growth factors. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

SMALL COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.


IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.


WHO SHOULD INVEST(*)



The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



--------------
(*) You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31



[BAR GRAPH]



                  39.45%                              BEST QUARTER        26.58%
                                                               4th Quarter, 1999
          5.24%             4.94%                     WORST QUARTER      -22.43%
-12.52%                            -35.65%                     3rd Quarter, 2001

 1997     1998     1999     2000     2001



(**)Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.



AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



-----------------------------------------------------------------------------------------------------------------
                                                                                                       SSB EMI
                                                                                                        WORLD
                                                                                      ADVISOR           EX-US
                            CLASS A(2)     CLASS B(2)     CLASS C(2)      CLASS I(3)  CLASS(4)       INDEX(2)(*)
-----------------------------------------------------------------------------------------------------------------
1 YEAR

RETURN BEFORE TAXES          -39.36%        -39.28%        -36.76%           N/A      -35.44%        -15.64%

RETURN AFTER TAXES
ON DISTRIBUTION              -39.27%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -21.52%

SINCE INCEPTION

RETURN BEFORE TAXES           -3.97%         -3.93%         -3.50%           N/A        N/A           -1.03%

RETURN AFTER TAXES
ON DISTRIBUTION               -4.12%

RETURN AFTER TAXES ON
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           -3.22%




After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A, Class B and Class C shares was January 1, 1997. Index performance is calculated from December 31, 1996.
(3)The Fund has had no outstanding Class I shares.
(4)The inception date for the Fund's Advisor Class shares was July 1, 1999.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment



                                              CLASS A      CLASS B     CLASS C     CLASS I     ADVISOR
------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                      5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                 NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                  NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                               2.00%        NONE        NONE        NONE        NONE



ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                               CLASS A     CLASS B      CLASS C      CLASS I(3)   ADVISOR
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                 1.00%        1.00%        1.00%        1.00%        1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                            0.25%        1.00%        1.00%        NONE         NONE

OTHER EXPENSES                                  1.90%        1.86%        1.87%        1.69%        1.78%

TOTAL ANNUAL FUND
OPERATING EXPENSES                              3.15%        3.86%        3.87%        2.69%        2.78%

EXPENSES REIMBURSED(4)                          0.91%        0.91%        0.91%        0.91%        0.91%

NET FUND
OPERATING EXPENSES                              2.24%        2.95%        2.96%        1.78%        1.87%




(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4)The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                   (no redemption)              (no redemption)
YEAR       CLASS A       CLASS B       CLASS B        CLASS C       CLASS C       CLASS I       ADVISOR

1ST         $  789        $  798        $  298        $  399        $  299        $  181        $  190
3RD          1,341         1,323         1,023         1,026         1,026           675           702
5TH          1,919         1,970         1,770         1,775         1,775         1,195         1,241
10TH         3,477         3,579         3,579         3,747         3,747         2,624         2,715

IVY INTERNATIONAL VALUE FUND



INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

The Fund's manager uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.


DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.


WHO SHOULD INVEST*


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES**

for the years ending December 31


                                  [BAR GRAPH]


        27.79%                         BEST QUARTER                       16.49%
6.63%                                                          4th Quarter, 1998
                 -7.25%  -17.17%       WORST QUARTER                     -18.29%
                                                               3rd Quarter, 1998
1998     1999     2000     2001

** Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31,2001



                                                                                                                         MSCI
                                                                                                          ADVISOR        EAFE
                                            CLASS A(2)     CLASS B(2)     CLASS C(2)      CLASS I(3)     CLASS(4)      INDEX(2)*
                                            ----------     ----------     ----------      ----------     --------      ---------
1 YEAR

RETURN BEFORE TAXES                          -21.94%        -21.94%        -18.65%            N/A        -17.03%        -21.44%

RETURN AFTER TAXES
ON DISTRIBUTIONS                             -21.79%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                          -14.33%

SINCE INCEPTION

RETURN BEFORE TAXES                           -2.60%         -2.53%         -2.11%            N/A         -0.25%           1.19%

RETURN AFTER TAXES
ON DISTRIBUTIONS                              -2.62%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -2.22%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.

(2) The inception date for the Fund's Class A, Class B and Class C shares was May 13, 1997. Index performance is calculated from May 31, 1997.

(3)      The Fund has had no outstanding Class I shares.

(4)      The inception date for the Fund's Advisor Class shares was February
         23, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                 CLASS A       CLASS B     CLASS C     CLASS I     ADVISOR
                                                 -------       -------     -------     -------     -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                         5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                    NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                     NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                                  2.00%        NONE        NONE        NONE        NONE


ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets


                                                  CLASS A      CLASS B      CLASS C    CLASS I(3)     ADVISOR
                                                  -------      -------      -------    ----------     -------
MANAGEMENT FEES                                    1.00%        1.00%        1.00%        1.00%        1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                               0.25%        1.00%        1.00%        NONE         NONE

OTHER EXPENSES                                     0.90%        0.88%        0.89%        0.76%        0.85%

TOTAL ANNUAL FUND
OPERATING EXPENSES                                 2.15%        2.88%        2.89%        1.76%        1.85%

EXPENSES REIMBURSED(4)                             0.38%        0.38%        0.38%        0.38%        0.38%

NET FUND
OPERATING EXPENSES                                 1.77%        2.50%        2.51%        1.38%        1.47%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.


(3) The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Advisor Class shares.


(4) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31,2002,to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                      (NO REDEMPTION)             (NO REDEMPTION)
YEAR                          CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
----                          -------       -------   ---------------   -------   ---------------   -------       -------
1ST                           $   745       $   753       $   253       $   354       $   254       $   140       $   150
3RD                             1,175         1,156           856           859           859           517           545
5TH                             1,630         1,685         1,485         1,490         1,490           919           965
10TH                            2,887         3,004         3,004         3,187         3,187         2,042         2,138

IVY PACIFIC OPPORTUNITIES FUND



INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its total net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. Although it is permitted to invest in Japan, the Fund does not currently anticipate doing so.


The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.


FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulation of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.



The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).



REGIONAL RISK - Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.



WHO SHOULD INVEST*



The Fund may be appropriate for investors seeking long-term growth potential in this sector of the world, but who can accept potentially dramatic fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31


                                  [BAR GRAPH]


                                            46.72%                     BEST QUARTER                  40.73%
                  20.50%                                                                  2nd Quarter, 1999
                                                                       WORST QUARTER                -30.21%
-24.88%   1.59%           -21.94%  -20.56%           -18.25%   -9.29%                     4th Quarter, 1997
 1994     1995     1996     1997     1998     1999     2000     2001


**       Any applicable sales charges and account fees are not reflected, and if
5 they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31, 2001



                                                                                                                MSCI
                                                                                                            ASIA PACIFIC
                                                                                                 ADVISOR      EX-JAPAN
                                                      CLASS A(2)   CLASS B(2)    CLASS C(3)     CLASS(4)      INDEX(2)*
                                                      ----------   ----------    ----------     --------    ------------
1 YEAR

RETURN BEFORE TAXES                                    -14.50%      -14.84%        -11.15%         9.58%        -2.42%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                       -14.56%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                    -11.82%

5 YEARS

RETURN BEFORE TAXES                                     -8.66%       -8.72%         -8.28%         N/A          -8.43%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                        -8.87%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                     -7.08%

SINCE INCEPTION

RETURN BEFORE TAXES                                     -4.66%       -4.74%         -5.86%        -3.68%        -2.77%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                       -4.92%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                    -3.81%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.


(2) The inception date for the Fund's Class A and Class B shares was October 22, 1993. Index performance is calculated from October 31,1993.



(3)      The inception date for the Fund's Class C shares was April 30,1996.



(4)      The inception date for Advisor Class shares was February 10,1998.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                                     CLASS A          CLASS B        CLASS C       ADVISOR
                                                                     -------          -------        -------       -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                                            5.75%             NONE           NONE           NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                                       NONE(1)           5.00%          1.00%          NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                                        NONE              NONE           NONE           NONE

REDEMPTION/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                                                     2.00%             2.00%          2.00%          2.00%


ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                                                  CLASS A        CLASS B        CLASS C        ADVISOR
                                                                  -------        -------        -------        -------
MANAGEMENT FEES                                                    1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                                               0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                                                     2.32%          2.31%          2.26%          2.39%

TOTAL ANNUAL FUND
OPERATING EXPENSES                                                 3.57%          4.31%          4.26%          3.39%

EXPENSES REIMBURSED(3)                                             1.36%          1.36%          1.36%          1.36%

NET FUND
OPERATING EXPENSES                                                 2.21%          2.95%          2.90%          2.03%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Following an exchange into the Fund, shares redeemed (or exchanged) within one month are subject to a 2.00% redemption fee. This fee also applies to Class A shares purchased without a sales charge.



(3) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31,2002,to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                                       (NO REDEMPTION)               (NO REDEMPTION)
YEAR                                         CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----                                         -------        -------    ---------------    -------    ---------------    -------
1ST                                          $   786        $   798        $   298        $   393        $   293        $   206
3RD                                            1,333          1,323          1,023          1,008          1,008            750
5TH                                            1,905          1,970          1,770          1,746          1,746          1,321
10TH                                           3,449          3,573          3,573          3,693          3,693          2,874

IVY GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of US companies of any size.


The Fund's portfolio is divided into two segments, each of which is managed according to the investment style of its portfolio manager. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.


PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.


WHO SHOULD INVEST*



The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) not necessarily an indication of how the Fund will perform in the future.



ANNUAL TOTAL RETURNS FOR CLASS A SHARES**



for the years ending December 31



[BAR GRAPH]



                                                BEST QUARTER              22.79%
                                                               4th Quarter, 1999
                                                WORST QUARTER            -23.58%
                                                               3rd Quarter, 2001

                                                       31.87%
                       27.33%
                               17.22%
                                               14.05%
       12.29%                          11.69%
5.21%
               -2.97%                                         -22.31% -22.43%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001



** Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.



* You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

AVERAGE ANNUAL TOTAL RETURNS(1)


For the periods ending December 31,2001



                                                                                                          RUSSELL
                                                                                                            3000           S&P
                                                                                          ADVISOR          GROWTH          500
                                            CLASS A(2)      CLASS B(3)    CLASS C(4)      CLASS(5)        INDEX(6)*      INDEX(7)*
                                            ----------      ----------    ----------      --------        ---------      ---------
1 YEAR

RETURN BEFORE TAXES                          - 26.89         -27.05%        -23.97%        -22.68%        -19.63%        -11.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS                             -26.90%

RETURN AFTER TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES                          -13.73%

5 YEARS

RETURN BEFORE TAXES                           -0.93%          -1.11%         -0.80%            N/A           7.72%         10.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS                              -2.75%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            0.43%

10 YEARS

RETURN BEFORE TAXES                             5.02%            N/A            N/A            N/A            N/A          12.94%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                2.66%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             4.17%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



* Reflects no deduction for fees, expenses or taxes.


(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A shares was December 31, 1960.

(3)      The inception date for the Fund's Class B shares was October 22, 1993.

(4)      The inception date for the Fund's Class C shares was April 30, 1996.

(5) The inception date for the Fund's Advisor Class shares was April 30, 1998.


(6) Index performance is calculated from June 30, 1995, the earliest year of the Russell 3000 Growth Index. The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests.



(7) Index performance is calculated from December 31, 1969, the earliest year of the S&P 500 Index.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment


                                                                     CLASS A       CLASS B       CLASS C       ADVISOR
                                                                     -------       -------       -------       -------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                                            5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                                                       NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS                                        NONE           NONE          NONE          NONE

 REDEMPTION/EXCHANGE FEE
 (AS A % OF AMOUNT REDEEMED,
 IF APPLICABLE)(2)                                                    2.00%          NONE          NONE          NONE


ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets


                                                                     CLASS A        CLASS B        CLASS C     ADVISOR
                                                                     -------        -------        -------     -------
MANAGEMENT FEES(3)                                                    0.85%          0.85%          0.85%       0.85%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                                                  0.25%          1.00%          1.00%       NONE

OTHER EXPENSES                                                        0.41%          0.65%          0.70%       0.73%

TOTAL ANNUAL FUND
OPERATING EXPENSES                                                    1.51%          2.50%          2.55%       1.58%


(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.


(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.


(3)      Management fees are reduced to 0.75% for net assets over $350 million.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                                       (NO REDEMPTION)               (NO REDEMPTION)
YEAR                                         CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----                                         -------        -------    ---------------    -------    ---------------    -------
1ST                                          $   720        $   753        $   253        $   358        $   258        $   161
3RD                                            1,025          1,079            779            793            793            499
5TH                                            1,351          1,531          1,331          1,355          1,355            860
10TH                                           2,273          2,592          2,592          2,885          2,885          1,878

IVY US BLUE CHIP FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of US companies that the Fund's investment manager believes are "blue chip" companies. US blue chip companies are large, well known companies that typically have an established earnings and dividend history are traded mainly on US markets, and that are organized under the laws of the US or that have more than half their business in the US.


The Fund's manager uses an equity style that focuses on both growth and value.

The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31


[BAR GRAPH]



15.35%                       BEST QUARTER       12.62%
                                      4th Quarter, 1999
       -12.69%  -11.61%      WORST QUARTER     -14.21%
                                      3rd Quarter, 2001
1999     2000     2001


(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


------------
(*) You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



-----------------------------------------------------------------------------------------------------------
                                                                                                   S&P
                                                                                  ADVISOR          500
                          CLASS A(2)     CLASS B(3)     CLASS C(3)   CLASS I(4)   CLASS(2)      INDEX(2)(*)
-----------------------------------------------------------------------------------------------------------
1 YEAR
------
RETURN BEFORE TAXES        -16.70%        -16.60%        -13.27%        N/A        -11.36%        -11.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS           -16.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES        -11.89%

SINCE INCEPTION
---------------
RETURN BEFORE TAXES         -3.25%         -3.93%         -3.04%        N/A         -1.08%          2.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -3.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -2.95%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401 (k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*)      Reflects no deduction for fees, expenses or taxes.
(1)      Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A and Advisor Class shares was November 2, 1998. Index performance is calculated from October 31, 1998.
(3) The inception date for the Fund's Class B and Class C shares was November 6, 1998.
(4)      The Fund had no Class I shares outstanding.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                          CLASS A       CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                  5.75%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                             NONE(1)      5.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS              NONE         NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                           2.00%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                           CLASS A      CLASS B     CLASS C    CLASS I(3)  ADVISOR
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.75%        0.75%       0.75%       0.75%       0.75%
--------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                        0.25%        1.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.83%        0.83%       0.88%       0.74%       0.78%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          1.83%        2.58%       2.63%       1.49%       1.53%
--------------------------------------------------------------------------------------------------
EXPENSES REIMBURSED(4)                      0.27%        0.27%       0.27%       0.27%       0.27%
--------------------------------------------------------------------------------------------------
NET FUND
OPERATING EXPENSES                          1.56%        2.31%       2.36%       1.22%       1.26%
--------------------------------------------------------------------------------------------------



(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3) The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December
         31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.34% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.



------------
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:




                                    (no redemption)             (no redemption)
YEAR       CLASS A        CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
1ST         $  725        $  734        $  234        $  339        $  239        $  124        $  128
3RD          1,093         1,077           777           792           792           445           457
5TH          1,485         1,546         1,346         1,371         1,371           788           809
10TH         2,579         2,712         2,712         2,944         2,944         1,756         1,801

IVY US EMERGING GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of small- and medium-sized US companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates. US companies are companies whose securities are traded mainly on US markets and are organized under the laws of the US or that have more than half their business in the US.


The Fund's manager uses a growth strategy of investing.

Companies typically are selected from within the technology, healthcare, entertainment, and business and consumer services sectors, and may include companies engaged in initial public offerings.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.


IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking long-term growth potential, but who can accept fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31


[BAR GRAPH]



                                                                     BEST QUARTER        51.31%
                                                                              4th Quarter, 1999
                                                                     WORST QUARTER      -35.18%
                                                                               3rd Quarter,2001
                                            62.47%
        42.07%
                 18.52%            18.00%
3.29                       4.26%                    -25.81%  -33.49%
1994     1995     1996     1997     1998     1999     2000     2001


(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


------------
(*) You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



------------------------------------------------------------------------------------------------------
                                                                                             RUSSELL
                                                                                              2500
                                                                                ADVISOR      GROWTH
                                          CLASS A(2)    CLASS B(3)  CLASS C(4)  CLASS(5)   INDEX(2)(*)
------------------------------------------------------------------------------------------------------
1 YEAR
------
RETURN BEFORE TAXES                         -37.31%      -37.35%     -34.70%     -33.40%     -10.83%

RETURN AFTER TAXES
ON DISTRIBUTIONS                            -37.31%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                          -5.66%

5 YEARS
-------
RETURN BEFORE TAXES                          -1.45%       -1.43%      -1.00%       N/A         6.60%

RETURN AFTER TAXES
ON DISTRIBUTIONS                             -2.42%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           0.25%

SINCE INCEPTION
---------------
RETURN BEFORE TAXES                          10.34%        6.02%      -1.68%      -2.22%      10.94%

RETURN AFTER TAXES
ON DISTRIBUTIONS                              9.08%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           8.78%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was March 3, 1993 (performance is calculated based on the date the Fund first became available for sale to the public, April 30, 1993).Index performance is calculated from April 30, 1993.
(3) The inception date for the Fund's Class B shares was October 22, 1993.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The inception date for the Fund's Advisor Class shares was February
    18, 1998.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment



                                         CLASS A        CLASS B        CLASS C       ADVISOR
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)               5.75%           NONE           NONE           NONE
--------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                          NONE(1)         5.00%          1.00%          NONE
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS           NONE            NONE           NONE           NONE
--------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                        2.00%           NONE           NONE           NONE
--------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets



                                         CLASS A        CLASS B        CLASS C       ADVISOR
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                          0.85%           0.85%          0.85%          0.85%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                     0.25%           1.00%          1.00%          NONE
--------------------------------------------------------------------------------------------
OTHER EXPENSES                           0.70%           0.76%          0.76%          0.78%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.80%           2.61%          2.61%          1.63%
--------------------------------------------------------------------------------------------



(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.



------------
EXAMPLE


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                     (no redemption)               (no redemption)
YEAR                       CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
1ST                        $   747        $   764        $   264        $   364        $   264        $   166
3RD                          1,109          1,111            811            811            811            514
5TH                          1,494          1,585          1,385          1,385          1,385            887
10TH                         2,569          2,747          2,747          2,944          2,944          1,933

IVY BOND FUND


INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds rated in the four highest rating categories used by Moody's and S&P and similar investment-grade fixed income securities.



To increase its potential yield, the Fund may invest up to 20% of its net assets in low-rated debt securities (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).


The Fund may invest a portion of its assets in foreign (including emerging market) debt securities to diversify its holdings and to increase its potential return. The Fund may also invest in zero coupon bonds.

The Fund's management team targets for investment companies whose creditworthiness is believed to be stable or improving.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

FOREIGN SECURITY RISK - The Fund may invest up to 20% of its net assets in foreign issuers. Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

INTEREST RATE AND MATURITY RISK - The Fund's debt security investments are susceptible to decline in a rising interest rate environment even where "management risk" is not a factor. You could lose money if you redeem your shares at a time when interest rates are rising. The risk is more acute for debt securities with longer maturities.


CREDIT RISK - The market value of debt securities also tends to vary according to the relative financial condition of the issuer. As much as 20% of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could significantly weaken the Fund's returns if the issuer defaults on its payment obligations.


WHO SHOULD INVEST(*)


The Fund may be appropriate for investors seeking current income, but who can accept moderate fluctuations in capital value in the short term.


PERFORMANCE BAR CHART AND TABLE


The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**) for the years ending December 31


[BAR GRAPH]



                                                     BEST QUARTER          7.56%
                                                               2nd Quarter, 1995
                                                     WORST QUARTER        -4.02%
                                                               2nd Quarter, 2000
                       17.41%
        15.45%
                                        11.87%
                                                                        8.70%
8.16%                           8.06%
                                                                1.89%
               -4.10%                           0.00%  -6.17%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.


------------
(*) You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001



------------------------------------------------------------------------------------------------------------
                                                                                                   LEHMAN
                                                                                                  BROTHERS
                                                                                   ADVISOR        US CREDIT
                           CLASS A(2)     CLASS B(3)     CLASS C(4)  CLASS I(5)    CLASS(6)      INDEX(2)(*)
------------------------------------------------------------------------------------------------------------
1 YEAR
------
RETURN BEFORE TAXES           3.53%          2.60%          6.50%       N/A           9.07%         10.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS              1.20%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           1.22%

5 YEARS
-------
RETURN BEFORE TAXES           2.06%          1.64%          2.22%       N/A           N/A            6.57%

RETURN AFTER TAXES
ON DISTRIBUTIONS             -0.66%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -0.56%

10 YEARS
--------
RETURN BEFORE TAXES           5.34%          N/A            N/A         N/A           N/A            7.35%

RETURN AFTER TAXES
ON DISTRIBUTIONS              2.28%

RETURN AFTER TAXES ON
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           2.53%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.



Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.



(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was September
    9, 1985. Index performance is calculated from September 1, 1985.
(3) The inception date for the Fund's Class B shares was April 1, 1994.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The Fund has had no outstanding Class I shares.
(6) The inception date for the Fund's Advisor Class shares was January
    20, 1998.


FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                           CLASS A      CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                  4.75%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                             NONE(1)      5.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS              NONE         NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                           2.00%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                           CLASS A      CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES(4)                          0.50%        0.50%       0.50%       0.50%       0.50%
--------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                        0.25%        1.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.66%        0.75%       0.68%       0.57%       0.82%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          1.41%        2.25%       2.18%       1.07%       1.32%
--------------------------------------------------------------------------------------------------



(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3) The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4) Management fees are reduced to 0.40% of average net assets over $500 million.



------------
EXAMPLE


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:



                                    (no redemption)             (no redemption)
YEAR        CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
1ST         $  612        $  728        $  228        $  321        $  221        $  109        $  134
3RD            900         1,003           703           682           682           340           418
5TH          1,209         1,405         1,205         1,169         1,169           590           723
10TH         2,086         2,373         2,373         2,513         2,513         1,306         1,590

IVY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.


The Fund's emphasis on securities with relatively short term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share.


Among the types of money market instruments that are likely to be included in the Fund's portfolio are:


- debt securities issued or guaranteed by the US Government;
- obligations of domestic banks and savings and loans associations (including certificates of deposit and bankers' acceptances);
- high-quality commercial paper;
- high quality short term corporate notes, bonds and debentures; and
- short term repurchase agreements involving US Government securities.


PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other money market funds.


MARKET RISK - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.


INTEREST RATE AND MATURITY RISK - Many of the Fund's portfolio holdings are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.

CREDIT RISK - The issuers of the Fund's portfolio holdings could fail to meet their obligations on interest payments and/or principal repayments, which could cause the Fund to lose money.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking a combination of current income and stability of capital.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES
for the years ending December 31


[BAR GRAPH]



                                                  BEST QUARTER             1.42%
                                                               3rd Quarter, 2000
                                                  WORST QUARTER            0.53%
                                                               2nd Quarter, 1993

                                                                5.37%
                       4.80%
                               4.47%   4.60%   4.51%
               4.21%
                                                       4.16%
                                                                       3.12%
2.81%
        2.42%

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001




 AVERAGE ANNUAL TOTAL RETURNS(1)
 For the periods ending December 31, 2001



------------------------------------------------------------
                         CLASS A       CLASS B       CLASS C
------------------------------------------------------------
 1 YEAR                   3.12%         3.19%         3.10%
 5 YEARS                  4.44%         4.51%         4.40%
 10 YEARS                 4.03%          N/A           N/A
 SINCE INCEPTION          4.91%         4.54%         4.41%




(1)The inception date for the Fund's three classes of shares were as follows: Class A shares, April 3, 1987; Class B shares, January 1, 1996; and Class C shares, April 30, 1996.



The Fund's seven day yield as of December 31, 2001 was 0.67%, 0.76% and 0.50% for Class A, Class B and Class C shares, respectively.



---------------
(*)You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment


                                     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            NONE        NONE        NONE
--------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)(1)                    NONE        NONE        NONE
--------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE        NONE        NONE
--------------------------------------------------------------------
REDEMPTION/EXCHANGE FEE(2)            NONE        NONE        NONE
--------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets


                                     CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------
MANAGEMENT FEES                       0.40%        0.40%        0.40%
----------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                  NONE         NONE         NONE
----------------------------------------------------------------------
OTHER EXPENSES                        1.19%        1.12%        1.20%
----------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.59%        1.52%        1.60%
----------------------------------------------------------------------
EXPENSES REIMBURSED(3)                0.72%        0.72%        0.72%
----------------------------------------------------------------------
NET FUND
OPERATING EXPENSES                    0.87%        0.80%        0.88%
----------------------------------------------------------------------



(1) No CDSC applies to your purchase of Fund shares. If, however, you exchange shares of another Ivy fund that are subject to a CDSC for shares of the Fund, the CDSC may carry over to your investment in the Fund and be assessed when you redeem your Fund shares (depending on how much time has elapsed since your original purchase date).
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
(3) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 0.85% of the Fund's average net assets, when calculated at the Fund level. For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 1.25% of the Fund's average net assets.



EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:



YEAR        CLASS A       CLASS B       CLASS C
1ST         $   89        $   82        $   90
3RD            363           341           366
5TH            659           621           664
10TH         1,499         1,439         1,510

ADDITIONAL INFORMATION
ABOUT PRINCIPAL
INVESTMENT STRATEGIES
AND RISKS


PRINCIPAL STRATEGIES

IVY CUNDILL GLOBAL VALUE FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world.

The investment approach of Peter Cundill & Associates, Inc. ("Cundill"), the Fund's sub-advisor, is based on a contrarian "value" philosophy. Cundill looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company's financial statements. Cundill also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Cundill's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast economies or corporate earnings and does not rely on market timing.


IVY DEVELOPING MARKETS FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies that the Fund's manager believes will increase shareholder value through the economic development and growth of emerging markets. The Fund considers an emerging market country to be one that is generally viewed as "developing" or "emerging" by the World Bank and the International Finance Corporation, or classified as "emerging" by the United Nations. The Fund usually invests its assets in at least three different emerging market countries, and may invest more than 25% of its assets in the securities of issuers located in a single country. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.



IVY EUROPEAN OPPORTUNITIES FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. The Fund may also invest a significant portion of its assets in European debt securities, up to 20% of which is considered below investment grade (commonly referred to as "high yield" or "junk" bonds). The Fund's manager follows a "bottom-up" approach to investing, which focuses on prospects for long-term earnings growth. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions are driven by the company selection process.


IVY GLOBAL FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. The Fund invests in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area, and normally invests its assets in at least three different countries (including the United States). Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.


IVY GLOBAL NATURAL RESOURCES FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. The Fund's manager targets for investment well managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Fund's portfolio with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. Additional emphasis is placed on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. All investment decisions are reviewed systematically and cash reserves may be allowed to build up when valuations seem unattractive. The Fund's manager attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer and asset class.



IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in the equity securities of companies throughout the world that are expected to increase shareholder value through the development, advancement and use of science and technology. The Fund may also invest in companies that are expected to profit indirectly from the commercialization of technological and scientific advances. Industries likely to be represented in the Fund's overall portfolio holdings include Internet, computers and peripheral products, software, electronic components and systems, telecommunications, and media and information services. The Fund intends to invest its assets in at least three different countries, but may at any given time have a substantial portion of its assets invested in the United States.

IVY INTERNATIONAL FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries. The Fund's manager focuses on expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of various indicators (such as earnings, cash flow, assets and long term growth potential) and are reviewed for fundamental financial strength.



IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities of foreign issuers having total market capitalization of less than $2 billion at initial purchase across a wide range of geographic, economic and industry sectors. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions.


The Fund's portfolio is managed using a "bottom-up" approach, which focuses on prospects for long-term earnings growth. Company selection for this segment of the Fund is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions for this segment are driven by the company selection process.

IVY INTERNATIONAL VALUE FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that the Fund's manager considers in selecting particular countries include long term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.


IVY PACIFIC OPPORTUNITIES FUND: The Fund seeks to achieve its investment objective of long-term capital growth by investing primarily in equity securities of companies traded mainly on markets in the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.



IVY GROWTH FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in mid- and large-cap US stocks, and seeks to provide additional diversification by investing a portion of its assets in small-cap US stocks. The Fund is managed using a combination of investment styles. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half of the Fund's portfolio is invested in equity securities of small- and medium-sized US companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.



IVY US BLUE CHIP FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in equity securities of US companies occupying leading market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). Blue Chip companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies are generally considered to be highly liquid, since they are well supplied in the marketplace relative to their smaller-capitalized counterparts and because their trading volume tends to be higher. The median market capitalization of companies targeted for investment is expected to be at least $5 billion.



IVY US EMERGING GROWTH FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in the equity securities of domestic corporations that are small and medium sized. Companies targeted for investment typically are in the early stages of their life cycles and are believed by the Fund's manager to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, healthcare, entertainment, and business and consumer services sectors, which have presented attractive growth opportunities in recent years. Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.



IVY BOND FUND: The Fund seeks to achieve its investment objective of a high level of current income by investing primarily in investment grade bonds (which are those rated in the four highest rating categories used by Moody's and S&P) and US Government securities that mature in more than 13 months. The Fund may invest up to 20% of its net assets in debt securities that are considered below investment grade (commonly referred to as "high yield" or "junk" bonds). As much as 20% of the Fund's net assets may be invested in foreign securities (including those in emerging markets).


The Fund's manager targets for investment issuers with stable or improving credit profiles. Individual securities are selected on the basis of factors such as comparative yields and credit quality, and where appropriate, country-specific currency and interest rate trends.


IVY MONEY MARKET FUND: The Fund seeks to achieve its investment objective of as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short term debt securities. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short term rating categories that apply to debt securities. By purchasing these types of securities, the Fund expects to maintain a constant net asset value of $1.00 per share (although there is no guarantee that the Fund's efforts will be successful). The Fund's portfolio is actively monitored on a daily basis to maintain competitive yields.



ALL FUNDS: Each Fund may from time to time take a temporary defensive position and invest without limit in US Government securities, investment-grade debt securities (which are those rated in the four highest rating categories used by Moody's and S&P), and cash and cash equivalents such as commercial paper, short term notes and other money market securities. When a Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk.


PRINCIPAL RISKS


GENERAL MARKET RISK:


As with any mutual fund, the value of the fund investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.


The Funds' share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated. You could lose money by investing in the Funds depending upon the timing of your initial purchase and any subsequent redemption or exchange.

OTHER RISKS: Funds that invest heavily in the equity securities of foreign issuers are more susceptible to the risks associated with these types of securities than Funds that invest primarily in the securities of U.S. issuers and/or debt securities. Following is a description of these risks, along with the risks commonly associated with the other securities and investment techniques that the Funds' portfolio managers consider important in achieving the Funds' investment objectives or in managing the Funds' exposure to risk (and that could therefore have a significant effect on the Funds' returns). Other investment methods that the Funds may use (such as derivative investments), but that do not play a key role in the Funds' overall investment strategy, are described in the Funds' Statement of Additional Information (see back cover page for information on how you can receive a free copy).

BORROWING: For temporary or emergency purposes (such as meeting shareholder redemption requests within the time periods specified under the Investment Company Act of 1940), the Funds (with the exception of Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which may borrow up to 33%) may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Funds' share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

DEBT SECURITIES, IN GENERAL: Investing in debt securities involves both interest rate and credit risk. The value of debt instruments generally increase as interest rates decline. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The Funds' portfolio is therefore susceptible to losses in a rising interest rate environment. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities also tend to be more volatile than bonds with shorter maturities.

DEPOSITORY RECEIPTS: The Funds may acquire interests in foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and similar types of depository receipts. ADRs typically are issued by a U.S. bank or trust company and represent ownership of the underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are usually issued by foreign banks or trust companies. The Funds' investments in ADRs, GDRs and other depository receipts are viewed as investments in the underlying securities.


Depository receipts can be difficult to price and are not always exchange-listed. Unsponsored depository programs also are organized independently without the cooperation of the issuer of the underlying securities. As a result,information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.


DERIVATIVE INVESTMENT TECHNIQUES: The Funds may, but are not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to enhance potential gain. Among the derivative techniques the Funds might use are options, futures, forward foreign currency contracts and foreign currency exchange transactions.

Using put and call options could cause the Funds to lose money by forcing the sale or purchase of portfolio securities at inopportune times or for prices higher (in the case of put options) or lower (in the case of call options) than current market values, by limiting the amount of appreciation the Funds can realize on its investments, or by causing the Funds to hold a security it might otherwise sell.

Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds could cause losses on the hedging instrument that are greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, the Funds might not be able to close out a transaction before expiration without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Foreign currency transactions and forward foreign currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the advisors' judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. There may also be an imperfect correlation between the Funds' portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Funds. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Funds to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

EQUITY SECURITIES: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company securities may also be higher than those of larger companies.

FOREIGN CURRENCIES: Foreign securities may be denominated in foreign currencies. The value of the Funds' investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
The Funds (not including Ivy Money Market Fund) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Funds' judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example,there may be an imperfect correlation between the Funds' portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Funds. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Funds to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

FOREIGN SECURITIES: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Funds' performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Funds' foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Funds to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).


ILLIQUID SECURITIES:The Funds (not including Ivy Money Market Fund) may invest up to 15% of their net assets in illiquid securities, which are assets that may not be disposed of in the ordinary course of business within seven days at roughly the value at which the Funds have valued the assets. Some of these may be "restricted securities," which cannot be sold to the public without registration under the Securities Act of 1933 (in the absence of an exemption) or because of other legal or contractual restrictions on resale. There is a risk that the Funds will not be able to dispose of its illiquid securities on a timely basis at an acceptable price.


LOW-RATED DEBT SECURITIES: In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Funds' returns.

PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Ivy Global Natural Resources Fund can invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

SPECIAL EMERGING MARKET CONCERNS: The risks of investing in foreign securities are heightened in countries with new or developing economies. Among these additional risks are the following:


- securities that are even less liquid and more volatile than those in more developed foreign countries;
- less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets);
- increased settlement delays;
- unusually high inflation rates (which in extreme cases can cause the value of a country's assets to erode sharply);
- abrupt changes in exchange rate regime or monetary policy;
- unusually large currency fluctuations and currency conversion costs (see "Foreign Currencies" above); and
- high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).


WARRANTS: As a holder of certain securities, the Funds may have the opportunity to purchase warrants. The holder of a warrant pays for the right to purchase a given number of an issuer's shares at a specified price until the warrant expires. If a warrant is not exercised by the date of its expiration (such as when the underlying securities are no longer an attractive investment), the Funds would lose what it paid for the warrant.

ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest (and are issued at a significant discount from face value). Because the income from zero coupon bonds is recognized currently for Federal income tax purposes, the amount of the unpaid, accrued interest a Fund generally would be required to distribute as dividends includes that income (even though the Fund has not actually received any income proceeds). The Fund could be forced to sell other portfolio securities at a disadvantageous time and/or price in order to meet its distribution obligations.

RISK CHARACTERISTICS

Investors in Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, and Ivy US Emerging Growth Fund should note that the aforementioned risks may be heightened in the case of securities issued through IPOs.

OTHER IMPORTANT INFORMATION


European Monetary Union ("EMU"): On January 1, 2002, euro notes and coins - the official currency of 12 of the 15 members of the EMU - officially entered circulation. The Funds could be affected by certain euro-related issues such as accounting differences, valuation problems and consumer confusion during this transitional period. In addition, certain European Union members, including the United Kingdom, did not officially implement the euro and may cause market disruptions if they decide to do so. Should this occur, the Funds could experience investment losses.


MANAGEMENT


INVESTMENT ADVISOR


Ivy Management, Inc. ("IMI")
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432



IMI provides business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. IMI is an SEC-registered investment advisor with approximately $3.1 billion in assets under management as of December 31, 2001. For the Funds' fiscal year ended December 31, 2001, all Funds paid IMI a fee that was equal to the following percentages of the Funds' respective average net assets as listed below:



                                           FEE PAID TO IMI AS A
                                            PERCENTAGE OF THE
FUND NAME                               FUND'S AVERAGE NET ASSETS
---------                               -------------------------
IVY GLOBAL NATURAL RESOURCES FUND                   .50%
IVY GROWTH FUND                                     .85%
IVY US BLUE CHIP FUND                               .75%
IVY US EMERGING GROWTH FUND                         .85%
IVY BOND FUND                                       .50%
IVY MONEY MARKET FUND                               .40%
ALL OTHER FUNDS                                    1.00%




Cundill, an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IMI. Cundill began operations in 1984, and as of December 31, 2001 (along with its affiliates) had approximately $2 billion in assets under management. For its services, Cundill receives a fee from IMI that is equal, on an annual basis, to 0.50% of Ivy Cundill Global Value Fund's average net assets.



Henderson Investment Management Limited ("Henderson"), 4 Broadgate Avenue, London, England EC2M 2DA, serves as subadvisor to Ivy European Opportunities Fund and Ivy International Small Companies Fund under an agreement with IMI. For its services, Henderson receives a fee from IMI that is equal,on an annual basis, to 0.22% of the Fund's average net assets. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.



Mackenzie Financial Corporation ("MFC"),150 Bloor Street West, Suite
400, Toronto,Ontario, Canada M5S 3B5, serves as the investment adviser to Ivy Global Natural Resources Fund and is responsible for selecting Ivy Global Natural Resources Funds' portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 33 years, and as of December 31, 2001 had over $38.7 billion in assets under management. For its services, MFC receives a fee from the Fund that is equal, on an annual basis, to 0.50% of the Fund's average net assets.



The Funds' investment advisor, IMI, is an indirect subsidiary of MFC which is a wholly owned subsidiary of Investors Group, Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6.


PORTFOLIO MANAGEMENT



IVY CUNDILL GLOBAL VALUE FUND: The Fund is managed by investment professionals who are supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.



F. Peter Cundill has over 31 years of value-investing experience and has managed MFC's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a Chartered Accountant and holds a Bachelor of Commerce degree from McGill University, Montreal. In December 2001,the Canadian Mutual Fund Awards, sponsored by Morningstar Canada, honored Mr. Cundill with an Analysts' Choice Career Achievement Award.



Hiok Hhu Ng assists in the management of the Fund. Mr. Ng holds a degree in finance from the University of British Columbia and is a Chartered Financial Analyst. He has been with Cundill since 1998 and has four years of professional investment experience.



IVY DEVELOPING MARKETS FUND, IVY INTERNATIONAL FUND, IVY INTERNATIONAL VALUE FUND AND IVY PACIFIC OPPORTUNITIES FUND: Moira McLachlan, Vice President of IMI is the lead manager for the Funds, supported by IMI's international equities team. Ms. McLachlan joined IMI in 1995 and has 7 years of professional investment experience. She holds a master's degree in international business, a bachelor of science degree in multinational business operations and a bachelor of arts degree in Spanish literature. A Chartered Financial Analyst, Ms. McLachlan is fluent in Spanish and Portuguese and has corporate experience working in Brazil, Spain and the United Kingdom.



IVY EUROPEAN OPPORTUNITIES FUND: Stephen Peak, Executive Director of Henderson and head of Henderson's European equities team, is primarily responsible for selecting the Fund's portfolio of investments. Formerly a director and portfolio manager with Touche Remnant &Co., Mr. Peak has 27 years of investment experience. He joined Henderson in 1986 and since that time has won numerous awards in recognition of his long-term performance record (eight S&P Micropal awards, two Lipper awards, three Investment Week awards and one Canadian Mutual Funds award.) The awards were based on the performance of other funds that he manages, such as the TR European Growth Trust and the Mackenzie Universal European Opportunities Fund.


IVY GLOBAL FUND: The Fund's portfolio is divided into two different segments, which are managed by a team of professionals and headed by the following individuals:


Moira McLachlan, Vice President of IMI, supported by IMI's international equities team (comprised of portfolio managers and analysts).



Paul P. Baran, Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio. Mr. Baran joined IMI in 1998 and has 27 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from Wayne State University. Prior to joining IMI in 1998, Mr. Baran was named by Morningstar as one of only 13 US fund managers to add value while decreasing volatility.


Team members use a variety of research sources that include: brokerage reports; economic and financial news services; company reports; and information from third party research firms (ranging from large investment banks with global coverage to local research houses).


In many cases, particularly in international markets, IMI's research analysts also conduct primary research by: meeting with company management; touring facilities; and speaking with local research professionals.



IVY GLOBAL NATURAL RESOURCES FUND: Frederick Sturm, a Senior Vice President of MFC, has managed the Fund since its inception. Mr. Sturm joined MFC in 1983 and has 17 years of professional investment experience. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.



IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund is managed by IMI's Global Technology Team. James W. Broadfoot, President of IMI and President of Ivy Fund, is the Team's lead manager. Mr. Broadfoot joined IMI in 1990,has over 28 years of professional investment experience, holds an MBA from the Wharton School of Business and is a Chartered Financial Analyst.



IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund is managed by the Henderson team. The Henderson team's investment process combines top down regional allocation with a bottom up stock selection approach. Miranda Richards, Divisional Director, International Investment, of Henderson, is the global small companies strategist and is responsible for the Fund's regional allocations. Ms. Richards has over 14 years of economic and investment experience and holds a Master of Arts degree in economics and international relations from the University of St. Andrews in Scotland. Regional allocations are based on factors such as interest rates and current economic cycles, which are used to identify economies with relatively strong prospects for real economic growth. Individual stock selections are based largely on prospects for earnings growth.

IVY GROWTH FUND: The Fund's portfolio is divided into two different segments, which are managed by the following individuals:


James W. Broadfoot, President of IMI and of Ivy Fund, manages the US emerging growth segment of the Fund's portfolio (see "Ivy Global Science & Technology Fund," above).


Paul P. Baran, a Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio (see "Ivy Global Fund," above).

IVY US BLUE CHIP FUND: The Fund is managed by Paul P. Baran (see "Ivy Global Fund," above).

IVY US EMERGING GROWTH FUND: The Fund is managed by James W. Broadfoot (see "Ivy Global Science & Technology Fund," above).


IVY BOND FUND AND IVY MONEY MARKET FUND: Richard A. Gluck, Senior Vice President of IMI, is the Funds' portfolio manager. He has 12 years of professional investment experience and holds a Masters Degree in management with a concentration in finance from the M.I.T.S loan School of Management. Mr. Gluck is supported by the members of IMI's Fixed Income Team, which is responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.



Team members use a variety of research sources that include:
-        brokerage reports;
-        economic and financial news services;
-        company reports; and
- information from third party research firms (ranging from large investment banks with global coverage to local research houses).


In many cases, particularly in emerging market countries, IMI's research analysts also conduct primary research by:


-        meeting with company management;
-        touring facilities; and
-        speaking with local research professionals.


SHAREHOLDER
INFORMATION


PRICING OF FUND SHARES


Each Fund calculates its share price by dividing the value of the Funds' net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (normally any weekday that is not a national holiday). Each portfolio security that is listed or traded on a recognized stock market or the Nasdaq Stock Market, Inc. ("Nasdaq") system is valued at the security's last quoted sale price on the market on which it is principally traded.



If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Funds' Board of Trustees. IMI may also price a foreign security or groups of securities at their fair value if events materially affecting the estimated value of the security or groups of securities occur between the close of the foreign exchange on which the security is principally traded and the time as of which a Fund prices its shares. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short term investors trading into and out of a Fund in an attempt to profit from short term market movements. When such fair-value pricing occurs, there may be some period of time during which a Fund's share price and/or performance information is not available.



The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on a Funds' net asset value next determined after your instructions are received in proper form by PFPC, Inc. (the Funds' transfer agent) or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares" below). Since the Funds normally invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's share value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


HOW TO BUY SHARES

Please read these sections below carefully before investing.

CHOOSING THE APPROPRIATE CLASS OF SHARES:

If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares.


Each Fund (except Ivy Money Market Fund) has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for its Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


The following tables display the various investment minimums, sales charges and expenses that apply to each class.


                               MINIMUM           MINIMUM
                               INITIAL          SUBSEQUENT
                            INVESTMENT(*)      INVESTMENT(*)
                            -------------      -------------
CLASS A                     $      1,000        $     100
CLASS B                     $      1,000        $     100
CLASS C                     $      1,000        $     100
CLASS I                     $  5,000,000        $  10,000
ADVISOR CLASS               $     10,000        $     250




(*) minimum initial and subsequent investments for retirement plans are $25.



                          INITIAL                                     SERVICE &
                           SALES                                    DISTRIBUTION
                           CHARGE                 CDSC                  FEES(*)
                          -------                 ----              ------------
CLASS A                    Maximum                 none,            .25% service
                   5.75%,(**) with options       except on              fee
                      for a reduction           certain NAV
                          or waiver              purchases

CLASS B                      none                 Maximum               .75%
                                                   5.00%;            distribution
                                               declines over         fee and .25%
                                               six years(***)        service fee

CLASS C                      none                 1.00% for             .75%
                                             the first year(***)     distribution
                                                                     fee and .25%
                                                                     service fee

CLASS I                      none                   none                none

ADVISOR CLASS                none                   none                none




(*)      None for Ivy Money Market Fund.
(**)     4.75% for Ivy Bond Fund; none for Ivy Money Market Fund.
(***) For Ivy Money Market Fund, CDSC is applicable only on shares purchased with proceeds from the exchange of other Ivy Fund shares that would otherwise have been subject to a CDSC.


ADDITIONAL PURCHASE INFORMATION

All information in this section applies to all Funds except Ivy Money Market Fund, which does not charge an initial sales charge or CDSC on any share class.

CLASS A SHARES: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth in the tables below (which is reduced as the amount invested increases):

ALL FUNDS (EXCEPT IVY BOND FUND)


                       SALES             SALES              PORTION OF
                     CHARGE AS          CHARGE AS             PUBLIC
                    A PERCENTAGE      A PERCENTAGE           OFFERING
AMOUNT                OF PUBLIC       OF NET AMOUNT        PRICE RETAINED
INVESTED           OFFERING PRICE       INVESTED             BY DEALER
--------           --------------     -------------        --------------
Less than
$50,000                5.75%             6.10%                 5.00%

$50,000 but
less than
$100,000               5.25%             5.54%                 4.50%

$100,000 but
less than
$250,000               4.50%             4.71%                 3.75%

$250,000 but
less than
$500,000               3.00%             3.09%                 2.50%

$500,000 or
over(*)                0.00%             0.00%                 0.00%




IVY BOND FUND


                        SALES             SALES            PORTION OF
                      CHARGE AS         CHARGE AS           PUBLIC
                   A PERCENTAGE       A PERCENTAGE         OFFERING
AMOUNT               OF PUBLIC        OF NET AMOUNT      PRICE RETAINED
INVESTED          OFFERING PRICE        INVESTED           BY DEALER
--------          --------------      --------------     --------------
Less than
$100,000              4.75%               4.99%              4.00%

$100,000 but
less than
$250,000              3.75%               3.90%              3.00%

$250,000 but
less than
$500,000              2.50%               2.56%              2.00%

$500,000 or
over(*)               0.00%               0.00%              0.00%



(*) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class A shares that are acquired through reinvestment of dividends or distributions are not subject to any sales charges.

HOW TO REDUCE YOUR INITIAL SALES CHARGE:

- "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own.

- A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE:

You may purchase Class A shares at NAV (without an initial sales charge or a CDSC) through any one of the following methods:


- through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
-        under certain qualified retirement plans;
- as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
-        as an employee of a selected dealer; or
- through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.


Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.


You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Funds' distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:




PURCHASE AMOUNT                     COMMISSION
---------------                     ----------
First $3,000,000                     1.00%
Next  $2,000,000                     0.50%
Over  $5,000,000                     0.25%



IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI), including those that employ a registered representative who during a specified time period sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI.

Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by IMDI. This privilege will apply only to Class A shares of a Fund that are purchased using proceeds obtained by such clients through redemption of another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within two years after purchase.


With respect solely to Ivy US Emerging Growth Fund, former class N shareholders of Hudson Capital Appreciation Fund are exempt from the initial sales charge on the Fund's Class A shares.


CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1.00%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:


                               CDSC AS A PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE               AMOUNT SUBJECT TO CHARGE
-------------------            ------------------------------
First                                     5.00%
Second                                    4.00%
Third                                     3.00%
Fourth                                    3.00%
Fifth                                     2.00%
Sixth                                     1.00%
Seventh and thereafter                    0.00%


The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on reinvested dividends or distributions, or on shares held over six years. If your shares have appreciated in value, each share redeemed will include both your original cost (subject to the above CDSC schedule) and any proportional increase in market value (not subject to a CDSC). If your shares have depreciated in value, the CDSC will be assessed on the market value of the shares being redeemed. At the time of redemption, the calculation is performed on a share-by-share basis as described below.

Shares will be redeemed in the following order:


-        Shares held more than six years
-        Shares acquired through reinvestment of dividends and distributions
- Shares subject to the lowest CDSC percentage; on a first-in, first-out basis with the portion of the lot attributable to capital appreciation, which is not subject to a CDSC redeemed first; then the portion of the lot attributable to your original basis, which is subject to a CDSC.


The CDSC for Class B shares is waived for:

- Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
- Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
- Redemptions resulting from a tax-free return of excess contribution to an IRA.
- Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.

- Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A, Class I and Advisor Class shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales-related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion privilege.


CLASS I SHARES: Class I shares are offered only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.


ADVISOR CLASS SHARES: Advisor Class shares are offered only to the following investors:

- trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
- any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
-        officers and Trustees of the Ivy Fund (and their relatives);
- directors or employees of Mackenzie Investment Management Inc. or its affiliates;
- directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person.)

SUBMITTING YOUR PURCHASE ORDER


INITIAL INVESTMENTS: Complete and sign the Ivy Funds Account Application. Enclose a check payable to the Fund in which you wish to invest. You should note on the check the class of shares you wish to invest in (see page 38 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to the address below:



BY REGULAR MAIL:            BY COURIER:
Ivy Funds                   Ivy Funds
P.O. Box 9770               c/o PFPC, Inc.
Providence, RI 02940        4400 Computer Drive
                            Westborough, MA 01581


BUYING ADDITIONAL SHARES

There are several ways to increase your investment in the Funds:

BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to the address above.

THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

BY FEDERAL FUNDS WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call PFPC at 800.777.6472. Wiring instructions are as follows:

Mellon Bank
ABA #011001234
DDA #002593
For further credit to:
Your account registration
Your Fund Number and Account Number

BY AUTOMATIC INVESTMENT METHOD: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Ivy Fund account. Complete sections 8 and 9 of the Account Application.

HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through PFPC. If you choose to redeem through your registered securities dealer, the dealer is responsible for transmitting redemption orders in proper form and in a timely manner. If you choose to redeem directly through PFPC, you have several ways to submit your request:

BY MAIL: Send your written redemption request to PFPC at the address on this page. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required.


When you redeem, PFPC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).

BY TELEPHONE: Call PFPC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Ivy Fund account and deposited directly into your bank account through EFT. Certain minimum balances and minimum distributions apply.


BY CHECK WRITING: The check writing privilege is only available to Ivy Money Market Fund Class A shareholders and is not available for retirement accounts or corporate accounts. You may write checks against your Ivy Money Market Fund Account. Checks written must be for a minimum of $100. You may sign up for this option by completing Section 14 of the Account Application. If you are redeeming shares that have been purchased by check, payment may be delayed until your check has cleared or for up to 15 calendar days after the date of purchase. Please note that all registered owners named on the account must sign the signature card, and only registered owners may have the check writing privilege on an account.



In order to qualify for the check writing privilege, Class A shareholders must maintain a minimum average account balance of $1,000. Shares must be uncertificated (i.e., held by the Fund) for any account requesting check writing privileges. Checks can be reordered by calling PFPC at 800.777.6472. Checking activity is reported on your Ivy Funds statement. There is no limitation on the number of checks a shareholder may write.


When a check is presented for payment, the Fund redeems a sufficient number of shares to cover the amount of the check. Checks written on accounts with insufficient shares will be returned to the payee marked "non-sufficient funds." There may be a nominal charge for each supply of checks, copies of canceled checks, stop payment orders, checks drawn for amounts less than the Fund minimum (i.e.,$100) and checks returned for "non-sufficient funds." To pay for these charges, the Fund automatically redeems an appropriate number of the shareholder's Fund shares after the charges are incurred.

You may not close your Fund account by writing a check, because any earned dividends will remain in your account. The Fund reserves the right to change, modify or terminate the check writing service at any time upon notification mailed to your address of record.

BY INTERNET: Select the Ivy Fund Internet option on your Account Application. Mail the application form to PFPC. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com.

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.


Other important redemption information:



Short term "market timers" who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs. For these reasons, each Fund (other than Ivy Money Market Fund) will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares after holding them less than 30 days. For Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund this fee also applies to Class B, Class C and Advisor Class shares. These fees are paid to the Fund rather than IMI or PFPC, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.



If you bought your shares on different days, the "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for Class A shares purchased through certain retirement and educational plans. However, if Class A shares are purchased through a broker, financial institution or record keeper maintaining an omnibus account for the shares, the fee waiver may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waiver.) In addition, the fee waiver does not apply to any IRA or SEP-IRA accounts. The Funds reserve the right to modify the terms of or terminate the redemption/exchange fee at any time.


- A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.

- If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

- Any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.


- Shares will be redeemed in the order described under "Additional purchase information - Class B and Class C shares" above.


- A Fund may (on 60 day's notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

- A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

- A Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of another Ivy fund, subject to certain restrictions (see "Important Exchange Information" below).

IVY MONEY MARKET FUND:

Class A shareholders of Ivy Money Market Fund may exchange their outstanding shares for Class A shares of another Ivy Fund on the basis of the relative NAV per Class A share, plus an amount equal to the sales charge payable with respect to the new shares at the time of the exchange. Incremental sales charges are waived for outstanding shares that have been invested for 12 months or longer. Class B (or Class C) shareholders of Ivy Money Market Fund may exchange their Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share, subject to the CDSC schedule of the fund into which the exchange is being made (beginning with the date of the exchange).


Class B and Class C shareholders of another Ivy fund may exchange their shares for Class B and Class C shares of Ivy Money Market Fund. Exchanges from another Ivy Fund will continue to be subject to the CDSC schedule of the fund from which the exchange was made, but will reflect the time the shares are held in the Ivy Money Market Fund.


ALL FUNDS:


SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to PFPC as follows:


BY MAIL: Send your written exchange request to PFPC at the address on page 40 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE: Call PFPC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.


IMPORTANT EXCHANGE INFORMATION


-        You must exchange into the same share class you currently own.


- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.



- It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. (See "Other important redemption information" on page
         41).For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds generally declare and pay dividends and capital gain distributions (if any) at least once a year. Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash. Reinvested dividends and distributions are added to your account at NAV and are not subject to a CDSC regardless of which share class you own. Cash dividends and distributions can be sent to you:

BY MAIL: a check will be mailed to the address of record unless otherwise instructed.

BY ELECTRONIC FUNDS TRANSFER: your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call PFPC at 800.777.6472.

Dividends ordinarily will vary from one class to another. The Funds, except for Ivy Bond Fund and Ivy Money Market Fund, intend to declare and pay dividends annually. Ivy Bond Fund intends to declare and pay dividends monthly. Ivy Money Market Fund intends to declare dividends daily and pay accrued amounts monthly. The Funds will distribute net investment income and net realized capital gains, if any, at least once a year. Any capital gains distribution from Ivy Bond Fund will be declared and paid annually. The Funds may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").


Dividends paid out of a Funds' investment company taxable income (including dividends, interest and net short term capital gains) will be taxable to you as ordinary income. If a portion of a Funds' income consists of dividends paid by US corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares. While the Funds' managers may at times pursue strategies that result in tax efficient outcomes for Fund shareholders, they do not generally manage the Funds to optimize tax efficiencies.



If shares of a Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.



A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by your Fund (in the case of a worldwide fund).



Each year, your fund will notify you of the tax status of dividends and other distributions.



Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares.



A Fund may be required to withhold US Federal income tax at the rate of 30% (for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your US Federal income tax liability.



Fund distributions may be subject to state, local and foreign taxes.



You should consult with your tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

    FINANCIAL HIGHLIGHTS





     The Financial Highlights tables are meant to help you understand each Fund's financial performance for the past five years, if applicable. The total returns in the table represent the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.



                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY CUNDILL GLOBAL VALUE            A     09/04(e) to   12/31/2001     $10.15           $ .01(c)        $ (.23)          $ (.22)
FUND                                B     09/26(e) to   12/31/2001       9.26             .01(c)           .62              .63
                                    C     10/19(e) to   12/31/2001       9.44             .01(c)           .40              .41
                                 ADVISOR     01/01 to   12/31/2001      10.07             .03(c)          (.25)            (.22)
                                          04/19(e) to   12/31/2000      10.00             .05(c)           .41              .46
                                 ------------------------------------------------------------------------------------------------
IVY DEVELOPING                      A        01/01 to   12/31/2001       6.66             .01(c)          (.31)(h)         (.30)
MARKETS FUND                                 01/01 to   12/31/2000       8.77            (.02)(c)        (2.07)           (2.09)
                                             01/01 to   12/31/1999       6.02             .01(c)          2.80             2.81
                                             01/01 to   12/31/1998       6.82             .06(c)(d)       (.86)(d)         (.80)
                                             01/01 to   12/31/1997      10.12             .01(c)         (2.80)           (2.79)
                                    B        01/01 to   12/31/2001       6.49            (.05)(c)         (.34)            (.39)
                                             01/01 to   12/31/2000       8.63            (.10)(c)        (2.02)           (2.12)
                                             01/01 to   12/31/1999       5.93            (.04)(c)         2.76             2.72
                                             01/01 to   12/31/1998       6.77             .01(c)(d)       (.85)(d)         (.84)
                                             01/01 to   12/31/1997      10.04            (.06)(c)        (2.76)           (2.82)
                                    C        01/01 to   12/31/2001       6.52            (.05)(c)         (.34)            (.39)
                                             01/01 to   12/31/2000       8.67            (.14)(c)        (1.99)           (2.13)
                                             01/01 to   12/31/1999       5.96            (.03)(c)         2.76             2.73
                                             01/01 to   12/31/1998       6.79             .01(c)(d)       (.84)(d)         (.83)
                                             01/01 to   12/31/1997      10.06            (.07)(c)        (2.76)           (2.83)
                                 ADVISOR     01/01 to   12/31/2001       6.70             .04(c)          (.38)            (.34)
                                             01/01 to   12/31/2000       8.80             .02(c)         (2.10)           (2.08)
                                             01/01 to   12/31/1999       6.05             .03(c)          2.83             2.86
                                          04/30(e) to   12/31/1998       7.48             .04(c)(d)      (1.47)(d)        (1.43)
                                 ------------------------------------------------------------------------------------------------
IVY EUROPEAN                        A        01/01 to   12/31/2001      17.25            (.08)(c)        (3.49)(h)        (3.57)
OPPORTUNITIES FUND                           01/01 to   12/31/2000      17.13            (.07)             .82              .75
                                          05/04(e) to   12/31/1999      10.01             -  (c)         16.35            16.35
                                    B        01/01 to   12/31/2001      17.26            (.20)(c)        (3.49)           (3.69)
                                             01/01 to   12/31/2000      17.13            (.18)             .83              .65
                                          05/24(e) to   12/31/1999      10.21            (.01)(c)        16.15            16.14
                                    C        01/01 to   12/31/2001      17.32            (.22)(c)        (3.48)           (3.70)
                                             01/01 to   12/31/2000      17.13            (.22)             .88              .66
                                          10/24(e) to   12/31/1999      11.57            (.01)(c)         6.00             5.99
                                    I        01/01 to   12/31/2001      17.37            (.01)(c)        (3.55)           (3.56)
                                          03/16(e) to   12/31/2000      26.00            (.01)           (7.92)           (7.93)
                                 ADVISOR     01/01 to   12/31/2001      17.39            (.02)(c)        (3.54)           (3.56)
                                             01/01 to   12/31/2000      17.23            (.02)             .85              .83
                                          05/03(e) to   12/31/1999      10.01             -  (c)         16.46            16.46


(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.06 and $0.02 per average shares outstanding for
na -- not applicable                                                Developing Markets and European Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (5.41%) and (20.78%), respectively.

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ .27               $ .29
      $ .02
                          .26                 .28
        .02
                          .26                 .28
        .02
                          .28                 .30
        .02
                          .20                 .39
        .19
---------------------------------------------------------
                          -                   -
        -
                          .02                 .02
        -
                          .05                 .06
        .01
                          -                   -
        -
                          .50                 .51
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .02                 .02
        -
                          -                   -
        -
                          .44                 .45
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .02                 .02
        -
                          -                   -
        -
                          .43                 .44
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .05                 .11
        .06
                          -                   -
        -
---------------------------------------------------------
                          .03                 .03
        -
                          .63                 .63
        -
                         9.22                9.23
        .01
                          .03                 .03
        -
                          .52                 .52
        -
                         9.22                9.22
        -
                          .03                 .03
        -
                          .47                 .47
        -
                          .42                 .43
        .01
                          .03                 .03
        -
                          .70                 .70
        -
                          .03                 .03
        -
                          .67                 .67
        -
                         9.22                9.24
        .02

    FINANCIAL HIGHLIGHTS




                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY CUNDILL GLOBAL VALUE                 $ 9.64              (2.07)            $   213                    4.47(g)
FUND                                       9.61               6.91                 867                    6.04(g)
                                           9.57               4.44                  30                    7.71(g)
                                           9.55              (2.13)                964                    1.40
                                          10.07               4.66                 747                    1.95(g)
                                    --------------------------------------------------------------------------------------
IVY DEVELOPING                             6.36              (4.50)(h)           2,390                    2.19
MARKETS FUND                               6.66             (23.79)              4,213                    2.12
                                           8.77              46.70               5,652                    2.30
                                           6.02             (11.67)              5,487                    2.18
                                           6.82             (27.42)              8,584                    2.31
                                           6.10              (6.01)              2,506                    2.96
                                           6.49             (24.53)              4,525                    2.90
                                           8.63              45.82               7,676                    2.92
                                           5.93             (12.35)              6,145                    2.96
                                           6.77             (27.93)              8,488                    3.09
                                           6.13              (5.98)                619                    3.01
                                           6.52             (24.53)              1,173                    2.85
                                           8.67              45.84               3,474                    2.85
                                           5.96             (12.16)              2,641                    2.96
                                           6.79             (28.01)              2,420                    3.12
                                           6.36              (5.07)                 83                    1.84
                                           6.70             (23.60)                120                    1.71
                                           8.80              47.38                 337                    1.74
                                           6.05             (19.06)                 82                    1.68(g)
                                    --------------------------------------------------------------------------------------
IVY EUROPEAN                              13.65             (20.67)(h)          30,833                    2.15
OPPORTUNITIES FUND                        17.25               4.51              54,655                      na
                                          17.13             215.58              13,932                    2.22(g)
                                          13.54             (21.35)             33,705                    2.89
                                          17.26               4.12              57,283                      na
                                          17.13             209.41               5,900                    2.96(g)
                                          13.59             (21.32)             24,918                    2.91
                                          17.32               3.98              49,527                      na
                                          17.13              51.80               8,076                    2.96(g)
                                          13.78             (20.46)                 13                    1.80
                                          17.37             (30.40)                 17                      na
                                          13.80             (20.44)              9,186                    1.72
                                          17.39               5.01              19,178                      na
                                          17.23             217.16               5,246                    1.93(g)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.06 and $0.02 per average shares outstanding for
na -- not applicable                                                Developing Markets and European Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (5.41%) and (20.78%), respectively.


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                    .94 (c)(g)        57
           31.77(g)
                                    .60 (c)(g)        57
           39.53(g)
                                    .99 (c)(g)        57
           51.61(g)
                                    .37(c)            57
           10.30
                                    .70 (c)(g)        53
           19.15(g)
--------------------------------------------------------------
                                    .17(c)            14
            4.35
                                   (.27)(c)           76
            3.50
                                    .13(c)            37
            3.28
                                    .88(c)            47
            3.47
                                    .09(c)            42
            2.39
                                   (.59)(c)           14
            5.12
                                  (1.04)(c)           76
            4.28
                                   (.49)(c)           37
            3.90
                                    .10(c)            47
            4.25
                                   (.69)(c)           42
            3.17
                                   (.65)(c)           14
            5.17
                                  (1.00)(c)           76
            4.23
                                   (.43)(c)           37
            3.83
                                    .10(c)            47
            4.25
                                   (.72)(c)           42
            3.20
                                    .52(c)            14
            4.00
                                    .14(c)            76
            3.09
                                    .69(c)            37
            2.72
                                   1.38 (c)(g)        47
            2.97(g)
--------------------------------------------------------------
                                   (.44)(c)           66
            2.17
                                   (.36)              46
            1.83
                                   (.15)(c)(g)       108
            6.10(g)
                                  (1.18)(c)           66
            2.91
                                  (1.12)              46
            2.59
                                   (.89)(c)(g)       108
            6.84(g)
                                  (1.20)(c)           66
            2.93
                                  (1.11)              46
            2.58
                                   (.89)(c)(g)       108
            6.84(g)
                                   (.08)(c)           66
            1.82
                                   (.07)(g)           46
            1.54(g)
                                   (.00)(c)           66
            1.74
                                   (.09)              46
            1.55
                                    .14 (c)(g)       108
            5.81(g)

    FINANCIAL HIGHLIGHTS






                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY GLOBAL FUND                     A        01/01 to   12/31/2001     $10.63           $(.06)(c)       $(1.86)          $(1.92)
                                             01/01 to   12/31/2000      13.42             .02(c)         (1.91)           (1.89)
                                             01/01 to   12/31/1999      11.32             .01(c)          2.98             2.99
                                             01/01 to   12/31/1998      10.93             .02(c)           .91              .93
                                             01/01 to   12/31/1997      13.17             .08            (1.23)           (1.15)
                                    B        01/01 to   12/31/2001      10.30            (.17)(c)        (1.77)           (1.94)
                                             01/01 to   12/31/2000      13.14            (.09)(c)        (1.85)           (1.94)
                                             01/01 to   12/31/1999      11.19            (.10)(c)         2.94             2.84
                                             01/01 to   12/31/1998      10.90            (.09)(c)          .92              .83
                                             01/01 to   12/31/1997      13.12            (.02)           (1.20)           (1.22)
                                    C        01/01 to   12/31/2001       9.93            (.13)(c)        (1.75)           (1.88)
                                             01/01 to   12/31/2000      12.75            (.11)(c)        (1.81)           (1.92)
                                             01/01 to   12/31/1999      10.90            (.16)(c)         2.90             2.74
                                             01/01 to   12/31/1998      10.67            (.16)(c)          .93              .77
                                             01/01 to   12/31/1997      12.94            (.02)           (1.24)           (1.26)
                                 ADVISOR     01/01 to   12/31/2001      10.73            (.05)(c)        (1.88)           (1.93)
                                             01/01 to   12/31/2000      13.50             .05(c)         (1.92)           (1.87)
                                             01/01 to   12/31/1999      11.36             .08(c)          2.95             3.03
                                          04/30(e) to   12/31/1998      13.26             .05(c)         (1.41)           (1.36)
                                 ------------------------------------------------------------------------------------------------
IVY GLOBAL NATURAL                  A        01/01 to   12/31/2001       9.74             .04(c)(d)       1.45(d)          1.49
RESOURCES FUND                               01/01 to   12/31/2000       8.91            (.07)(c)          .95              .88
                                             01/01 to   12/31/1999       6.32             -  (c)(d)       2.59(d)          2.59
                                             01/01 to   12/31/1998       9.01             .03(c)         (2.68)           (2.65)
                                             01/01 to   12/31/1997      10.00            (.11)(c)          .70              .59
                                    B        01/01 to   12/31/2001       9.56            (.02)(c)(d)      1.42(d)          1.40
                                             01/01 to   12/31/2000       8.77            (.09)(c)          .90              .81
                                             01/01 to   12/31/1999       6.27            (.04)(c)(d)      2.54(d)          2.50
                                             01/01 to   12/31/1998       9.00            (.04)(c)        (2.65)           (2.69)
                                             01/01 to   12/31/1997      10.00            (.15)(c)          .68              .53
                                    C        01/01 to   12/31/2001       9.40            (.02)(c)(d)      1.39(d)          1.37
                                             01/01 to   12/31/2000       8.63            (.07)(c)          .89              .82
                                             01/01 to   12/31/1999       6.21            (.04)(c)(d)      2.46(d)          2.42
                                             01/01 to   12/31/1998       9.00            (.14)(c)        (2.61)           (2.75)
                                             01/01 to   12/31/1997      10.00            (.17)(c)          .68              .51
                                 ADVISOR     01/01 to   12/31/2001       9.74             .09(c)(d)       1.43(d)          1.52
                                             01/01 to   12/31/2000       8.90            (.05)(c)          .95              .90
                                          04/08(e) to   12/31/1999       7.00             .02(c)(d)       1.88(d)          1.90



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.
na -- not applicable

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .99                1.09
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .90                1.00
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .91                1.01
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
---------------------------------------------------------
                          -                   .18
        .18
                          -                   .05
        .05
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.58
        .22
                          -                   .15
        .15
                          -                   .02
        .02
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.53
        .17
                          -                   .16
        .16
                          -                   .05
        .05
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.51
        .15
                          -                   .24
        .24
                          -                   .06
        .06
                          -                   -
        -

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY GLOBAL FUND                          $ 8.71             (18.06)            $ 5,542                    2.14
                                          10.63             (13.91)              8,135                    2.17
                                          13.42              26.51              11,828                    2.17
                                          11.32               8.59              14,660                    2.18
                                          10.93              (8.72)             19,692                      na
                                           8.36             (18.83)              2,421                    3.05
                                          10.30             (14.58)              4,769                    2.99
                                          13.14              25.31               7,316                    2.99
                                          11.19               7.69               7,495                    2.97
                                          10.90              (9.33)             10,056                      na
                                           8.05             (18.93)                148                    3.20
                                           9.93             (14.88)                178                    3.36
                                          12.75              25.24                 267                    3.23
                                          10.90               7.30                 428                    3.30
                                          10.67              (9.72)                727                      na
                                           8.80             (17.99)                 94                    2.02
                                          10.73             (13.67)                155                    1.95
                                          13.50              26.77                 179                    1.96
                                          11.36             (10.19)                321                    1.75(g)
                                    --------------------------------------------------------------------------------------
IVY GLOBAL NATURAL                        11.05              15.40               7,695                    2.25
RESOURCES FUND                             9.74               9.86               5,549                    2.29
                                           8.91              40.98               5,823                    2.16
                                           6.32             (29.35)              1,345                    2.22
                                           9.01               6.95               3,907                    2.10
                                          10.81              14.73               5,231                    2.87
                                           9.56               9.27               3,157                    2.80
                                           8.77              39.87               2,520                    2.71
                                           6.27             (29.82)              1,320                    2.90
                                           9.00               6.28               2,706                    2.86
                                          10.61              14.62               1,788                    2.86
                                           9.40               9.49                 715                    2.70
                                           8.63              38.97                 472                    2.73
                                           6.21             (30.49)                 41                    3.57
                                           9.00               6.08                 124                    3.08
                                          11.02              15.71                 465                    1.78
                                           9.74              10.17                  22                    2.02
                                           8.90              27.14                  26                    1.87(g)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.
na -- not applicable


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.58)(c)           72
            4.21
                                    .16(c)           102
            3.11
                                    .09(c)            50
            2.77
                                    .16(c)            17
            2.54
                                    .58               45
            2.07
                                  (1.49)(c)           72
            5.12
                                   (.66)(c)          102
            3.93
                                   (.72)(c)           50
            3.59
                                   (.63)(c)           17
            3.33
                                   (.18)              45
            2.82
                                  (1.64)(c)           72
            5.27
                                  (1.03)(c)          102
            4.30
                                   (.96)(c)           50
            3.83
                                   (.96)(c)           17
            3.66
                                   (.18)              45
            2.82
                                   (.45)(c)           72
            4.09
                                    .38(c)           102
            2.89
                                    .31(c)            50
            2.56
                                    .59 (c)(g)        17
            2.11(g)
--------------------------------------------------------------
                                    .38(c)           169
            3.71
                                   (.69)(c)          134
            4.54
                                    .02(c)           157
            4.53
                                    .29(c)            98
            5.75
                                  (1.10)(c)          199
            2.88
                                   (.24)(c)          169
            4.33
                                  (1.20)(c)          134
            5.05
                                   (.53)(c)          157
            5.08
                                   (.39)(c)           98
            6.43
                                  (1.86)(c)          199
            3.64
                                   (.23)(c)          169
            4.32
                                  (1.10)(c)          134
            4.95
                                   (.55)(c)          157
            5.10
                                  (1.06)(c)           98
            7.10
                                  (2.08)(c)          199
            3.86
                                    .85(c)           169
            3.24
                                   (.42)(c)          134
            4.27
                                    .31 (c)(g)       157
            4.24(g)

    FINANCIAL HIGHLIGHTS






                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY GLOBAL SCIENCE &                A        01/01 to   12/31/2001     $27.53           $ (.31)(c)      $(13.91)        $(14.22)
TECHNOLOGY FUND                              01/01 to   12/31/2000      48.90             (.64)          (20.38)         (21.02)
                                             01/01 to   12/31/1999      23.63             (.43)           29.27           28.84
                                             01/01 to   12/31/1998      17.47             (.36)(d)         6.52 (d)        6.16
                                             01/01 to   12/31/1997      16.40             (.31)(d)         1.38 (d)        1.07
                                    B        01/01 to   12/31/2001      26.80             (.45)(c)       (13.49)         (13.94)
                                             01/01 to   12/31/2000      47.97             (.93)          (19.89)         (20.82)
                                             01/01 to   12/31/1999      23.31             (.62)           28.67           28.05
                                             01/01 to   12/31/1998      17.37             (.50)(d)         6.44 (d)        5.94
                                             01/01 to   12/31/1997      16.44             (.32)(d)         1.25 (d)         .93
                                    C        01/01 to   12/31/2001      26.93             (.53)(c)       (13.49)         (14.02)
                                             01/01 to   12/31/2000      48.19            (1.10)          (19.81)         (20.91)
                                             01/01 to   12/31/1999      23.38             (.70)           28.87           28.17
                                             01/01 to   12/31/1998      17.40             (.48)(d)         6.46 (d)        5.98
                                             01/01 to   12/31/1997      16.46             (.42)(d)         1.36 (d)         .94
                                 ADVISOR     01/01 to   12/31/2001      27.54             (.27)(c)       (13.93)         (14.20)
                                             01/01 to   12/31/2000      48.82             (.43)          (20.50)         (20.93)
                                             01/01 to   12/31/1999      23.62             (.24)           29.07           28.83
                                          04/15(e) to   12/31/1998      20.19             (.20)(d)         3.63 (d)        3.43
                                 ------------------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND              A        01/01 to   12/31/2001      26.20              .05(c)         (5.56)(h)       (5.51)
                                             01/01 to   12/31/2000      47.09              .19           (12.44)         (12.25)
                                             01/01 to   12/31/1999      41.20              .30             8.31            8.61
                                             01/01 to   12/31/1998      39.03              .37             2.50            2.87
                                             01/01 to   12/31/1997      35.89              .24             3.47            3.71
                                    B        01/01 to   12/31/2001      25.64             (.21)(c)        (5.40)          (5.61)
                                             01/01 to   12/31/2000      46.78             (.17)          (12.33)         (12.50)
                                             01/01 to   12/31/1999      40.97             (.06)            8.27            8.21
                                             01/01 to   12/31/1998      38.82              -               2.50            2.50
                                             01/01 to   12/31/1997      35.73             (.06)            3.44            3.38
                                    C        01/01 to   12/31/2001      25.46             (.21)(c)        (5.35)          (5.56)
                                             01/01 to   12/31/2000      46.57             (.19)          (12.28)         (12.47)
                                             01/01 to   12/31/1999      40.79             (.05)            8.23            8.18
                                             01/01 to   12/31/1998      38.64              -               2.50            2.50
                                             01/01 to   12/31/1997      35.58             (.05)            3.42            3.37
                                    I        01/01 to   12/31/2001      26.35              .15(c)         (5.65)          (5.50)
                                             01/01 to   12/31/2000      47.09              .64           (12.74)         (12.10)
                                             01/01 to   12/31/1999      41.21              .52             8.34            8.86
                                             01/01 to   12/31/1998      39.06              .55             2.48            3.03
                                             01/01 to   12/31/1997      35.89              .32             3.56            3.88
                                 ADVISOR     01/01 to   12/31/2001      26.25              .01(c)         (5.59)          (5.58)
                                          08/31(e) to   12/31/2000      40.05              .02            (5.18)          (5.16)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.03 per average shares outstanding. Total return excluding
na -- not applicable                                                redemption fees would have been (21.15%).

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .35                 .35
        -
                         3.57                3.57
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.39                3.39
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.36                3.36
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.63                3.63
        -
                          -                   -
        -
---------------------------------------------------------
                          -                   -
        -
                         8.60                8.64
        .04
                         2.48                2.72
        .24
                          .35                 .70
        .35
                          .36                 .57
        .21
                          -                   -
        -
                         8.60                8.64
        .04
                         2.40                2.40
        -
                          .35                 .35
        -
                          .29                 .29
        -
                          -                   -
        -
                         8.60                8.64
        .04
                         2.40                2.40
        -
                          .35                 .35
        -
                          .30                 .31
        .01
                          -                   -
        -
                         8.60                8.64
        .04
                         2.52                2.98
        .42
                          .35                 .88
        .53
                          .39                 .71
        .32
                          -                   -
        -
                         8.60                8.64
        .04

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY GLOBAL SCIENCE &                     $13.31             (51.65)           $   13,472                  2.20
TECHNOLOGY FUND                           27.53             (42.99)               32,016                    na
                                          48.90             122.56                41,516                    na
                                          23.63              35.26                17,888                    na
                                          17.47               6.53                12,159                    na
                                          12.86             (52.01)               11,731                  2.96
                                          26.80             (43.41)               28,675                    na
                                          47.97             120.82                35,879                    na
                                          23.31              34.20                10,197                    na
                                          17.37               5.66                 8,577                    na
                                          12.91             (52.06)                2,918                  2.98
                                          26.93             (43.40)                9,977                    na
                                          48.19             120.98                18,769                    na
                                          23.38              34.37                 8,431                    na
                                          17.40               5.71                 6,348                    na
                                          13.34             (51.56)                  361                  2.01
                                          27.54             (42.88)                  826                    na
                                          48.82             122.56                   431                    na
                                          23.62              16.99                    15                    na
                                    --------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND                    20.69             (21.03)(h)           344,641                  1.60
                                          26.20             (17.26)              588,282                    na
                                          47.09              21.05             1,573,615                    na
                                          41.20               7.34             1,613,797                    na
                                          39.03              10.38             1,705,772                    na
                                          20.03             (21.88)              136,831                  2.54
                                          25.64             (17.95)              280,782                    na
                                          46.78              20.15               540,514                    na
                                          40.97               6.43               542,997                    na
                                          38.82               9.46               568,521                    na
                                          19.90             (21.84)               26,430                  2.54
                                          25.46             (17.97)               57,337                    na
                                          46.57              20.16               143,320                    na
                                          40.79               6.46               154,378                    na
                                          38.64               9.50               174,880                    na
                                          20.85             (20.87)               17,062                  1.24
                                          26.35             (16.92)               33,907                    na
                                          47.09              21.66               166,816                    na
                                          41.21               7.75               156,999                    na
                                          39.06              10.87               115,046                    na
                                          20.67             (21.26)                    5                  1.69
                                          26.25             (12.09)                    4                    na



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.03 per average shares outstanding. Total return excluding
na -- not applicable                                                redemption fees would have been (21.15%).


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                  (1.65)(c)          135
            2.46
                                  (1.53)              69
            1.82
                                  (1.80)              62
            1.98
                                  (1.88)              73
            2.16
                                  (1.91)              54
            2.11
                                  (2.41)(c)          135
            3.22
                                  (2.26)              69
            2.55
                                  (2.55)              62
            2.74
                                  (2.67)              73
            2.95
                                  (2.72)              54
            2.92
                                  (2.43)(c)          135
            3.24
                                  (2.23)              69
            2.53
                                  (2.49)              62
            2.68
                                  (2.56)              73
            2.84
                                  (2.65)              54
            2.85
                                  (1.46)(c)          135
            2.27
                                  (1.34)              69
            1.64
                                  (1.71)              62
            1.89
                                  (1.91)(g)           73
            2.18(g)
--------------------------------------------------------------
                                    .18(c)            43
            1.66
                                    .37               91
            1.66
                                    .63                7
            1.66
                                    .83               15
            1.58
                                    .68                8
            1.59
                                   (.76)(c)           43
            2.60
                                   (.47)              91
            2.50
                                   (.13)               7
            2.42
                                   (.01)              15
            2.41
                                   (.15)               8
            2.42
                                   (.76)(c)           43
            2.60
                                   (.46)              91
            2.49
                                   (.13)               7
            2.42
                                    .01               15
            2.40
                                   (.14)               8
            2.41
                                    .54(c)            43
            1.30
                                    .79               91
            1.24
                                   1.11                7
            1.18
                                   1.23               15
            1.18
                                   1.08                8
            1.18
                                    .09(c)            43
            1.75
                                   (.08)(g)           91
            2.10(g)

    FINANCIAL HIGHLIGHTS






                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY INTERNATIONAL SMALL             A        01/01 to   12/31/2001     $12.71           $(.12)(c)(d)    $(4.41)(d)       $(4.53)
COMPANIES FUND                               01/01 to   12/31/2000      12.45            (.03)(c)(d)       .64 (d)          .61
                                             01/01 to   12/31/1999       8.95            (.05)(c)         3.58             3.53
                                             01/01 to   12/31/1998       8.66             .04 (c)          .41              .45
                                             01/01 to   12/31/1997      10.00            (.01)(c)        (1.24)           (1.25)
                                    B        01/01 to   12/31/2001      12.53            (.18)(c)(d)     (4.34)(d)        (4.52)
                                             01/01 to   12/31/2000      12.30            (.13)(c)          .65              .52
                                             01/01 to   12/31/1999       8.92            (.13)(c)         3.54             3.41
                                             01/01 to   12/31/1998       8.63            (.03)(c)          .41              .38
                                             01/01 to   12/31/1997      10.00            (.05)(c)        (1.27)           (1.32)
                                    C        01/01 to   12/31/2001      12.60            (.18)(c)(d)     (4.37)(d)        (4.55)
                                             01/01 to   12/31/2000      12.38            (.12)(c)          .64              .52
                                             01/01 to   12/31/1999       8.97            (.12)(c)         3.56             3.44
                                             01/01 to   12/31/1998       8.65            (.03)(c)          .42              .39
                                             01/01 to   12/31/1997      10.00            (.06)(c)        (1.25)           (1.31)
                                 ADVISOR     01/01 to   12/31/2001      12.76            (.08)(c)(d)     (4.44)(d)        (4.52)
                                             01/01 to   12/31/2000      12.48             .02 (c)(d)       .64 (d)          .66
                                          07/01(e) to   12/31/1999       9.94             -   (c)         2.57             2.57
                                 ------------------------------------------------------------------------------------------------
IVY INTERNATIONAL                   A        01/01 to   12/31/2001      11.01             .07 (c)        (1.96)(h)        (1.89)
VALUE FUND                                   01/01 to   12/31/2000      11.99             .14 (c)        (1.01)            (.87)
                                             01/01 to   12/31/1999       9.48             .09 (c)         2.54             2.63
                                             01/01 to   12/31/1998       8.98             .08 (c)          .52              .60
                                          05/13(e) to   12/31/1997      10.01             -   (c)(d)     (1.03)(d)        (1.03)
                                    B        01/01 to   12/31/2001      10.94            (.02)(c)        (1.93)           (1.95)
                                             01/01 to   12/31/2000      11.91             .02 (c)         (.96)            (.94)
                                             01/01 to   12/31/1999       9.42             .01 (c)         2.51             2.52
                                             01/01 to   12/31/1998       8.93             .01 (c)          .51              .52
                                          05/13(e) to   12/31/1997      10.01            (.02)(c)(d)     (1.06)(d)        (1.08)
                                    C        01/01 to   12/31/2001      10.94            (.02)(c)        (1.93)           (1.95)
                                             01/01 to   12/31/2000      11.92             .02 (c)         (.97)            (.95)
                                             01/01 to   12/31/1999       9.42             .02 (c)         2.51             2.53
                                             01/01 to   12/31/1998       8.93             .01 (c)          .51              .52
                                          05/13(e) to   12/31/1997      10.01            (.02)(c)(d)     (1.06)(d)        (1.08)
                                 ADVISOR     01/01 to   12/31/2001      11.03             .11 (c)        (1.98)           (1.87)
                                             01/01 to   12/31/2000      11.99             .50 (c)        (1.33)            (.83)
                                             01/01 to   12/31/1999       9.48             .04 (c)         2.64             2.68
                                          02/23(e) to   12/31/1998       9.63             .11 (c)         (.13)            (.02)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ .01               $ .01
      $ -
                          .35                 .35
        -
                          .03                 .03
        -
                          .01                 .16
        .15
                          .09                 .09
        -
                          .01                 .01
        -
                          .29                 .29
        -
                          .03                 .03
        -
                          .01                 .09
        .08
                          .05                 .05
        -
                          .01                 .01
        -
                          .30                 .30
        -
                          .03                 .03
        -
                          .01                 .07
        .06
                          .04                 .04
        -
                          .01                 .01
        -
                          .38                 .38
        -
                          .03                 .03
        -
---------------------------------------------------------
                          -                   .02
        .02
                          .07                 .11
        .04
                          .02                 .12
        .10
                          .02                 .10
        .08
                          -                   -
        -
                          -                   .02
        .02
                          .02                 .03
        .01
                          .02                 .03
        .01
                          .02                 .03
        .01
                          -                   -
        -
                          -                   .02
        .02
                          .02                 .03
        .01
                          .02                 .03
        .01
                          .02                 .03
        .01
                          -                   -
        -
                          -                   .02
        .02
                          .08                 .13
        .05
                          .07                 .17
        .10
                          .02                 .13
        .11

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY INTERNATIONAL SMALL                  $ 8.17             (35.65)            $ 3,583                    2.24
COMPANIES FUND                            12.71               4.94               8,976                    2.24
                                          12.45              39.45               1,069                    2.33
                                           8.95               5.24                 980                    2.47
                                           8.66             (12.52)                992                    2.50
                                           8.00             (36.09)              3,190                    2.95
                                          12.53               4.27               5,553                    2.96
                                          12.30              38.24               1,238                    3.10
                                           8.92               4.46               1,027                    3.24
                                           8.63             (13.19)              1,007                    3.31
                                           8.04             (36.13)              2,308                    2.96
                                          12.60               4.25               4,522                    2.96
                                          12.38              38.36               1,196                    3.04
                                           8.97               4.55               1,125                    3.16
                                           8.65             (13.14)              1,574                    3.23
                                           8.23             (35.44)                982                    1.87
                                          12.76               5.32               4,165                    1.89
                                          12.48              25.87                 291                    1.83(g)
                                    --------------------------------------------------------------------------------------
IVY INTERNATIONAL                          9.10             (17.17)(h)          13,238                    1.77
VALUE FUND                                11.01              (7.25)             23,565                    1.74
                                          11.99              27.79              32,624                    1.72
                                           9.48               6.63              24,993                    1.74
                                           8.98             (10.29)             16,202                    1.80(g)
                                           8.97             (17.84)             46,210                    2.50
                                          10.94              (7.94)             75,609                    2.51
                                          11.91              26.81              95,363                    2.51
                                           9.42               5.84              80,938                    2.49
                                           8.93             (10.29)             53,652                    2.63(g)
                                           8.97             (17.84)             16,096                    2.51
                                          10.94              (7.97)             29,726                    2.51
                                          11.92              26.91              43,995                    2.49
                                           9.42               5.79              40,408                    2.52
                                           8.93             (10.79)             27,074                    2.63(g)
                                           9.14             (17.03)                377                    1.47
                                          11.03              (6.90)                668                    1.35
                                          11.99              28.30               2,748                    1.38
                                           9.48               (.15)                510                    1.32(g)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                  (1.15)(c)          118
            3.15
                                   (.21)(c)          124
            3.77
                                   (.47)(c)           98
            8.56
                                    .39 (c)           18
            6.38
                                   (.11)(c)           10
            4.87
                                  (1.85)(c)          118
            3.86
                                   (.93)(c)          124
            4.49
                                  (1.23)(c)           98
            9.33
                                   (.38)(c)           18
            7.15
                                   (.91)(c)           10
            5.68
                                  (1.87)(c)          118
            3.87
                                   (.93)(c)          124
            4.49
                                  (1.18)(c)           98
            9.27
                                   (.30)(c)           18
            7.07
                                   (.83)(c)           10
            5.60
                                   (.78)(c)          118
            2.78
                                    .15 (c)          124
            3.42
                                    .03 (c)(g)        98
            8.06(g)
--------------------------------------------------------------
                                    .58 (c)           39
            2.15
                                    .96 (c)           36
            1.92
                                    .92 (c)           21
            1.87
                                    .80 (c)           16
            1.88
                                    .12 (c)(g)        10
            2.11(g)
                                   (.15)(c)           39
            2.88
                                    .20 (c)           36
            2.69
                                    .12 (c)           21
            2.66
                                    .05 (c)           16
            2.63
                                   (.71)(c)(g)        10
            2.94(g)
                                   (.16)(c)           39
            2.89
                                    .19 (c)           36
            2.69
                                    .14 (c)           21
            2.64
                                    .03 (c)           16
            2.66
                                   (.71)(c)(g)        10
            2.94(g)
                                    .89 (c)           39
            1.85
                                   1.36 (c)           36
            1.53
                                   1.25 (c)           21
            1.53
                                   1.23 (c)(g)        16
            1.45(g)

    FINANCIAL HIGHLIGHTS






                                                                       SELECTED PER SHARE DATA
                                                                                          (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                         NET (LOSS)
                                                                        NET ASSET            NET           GAIN ON
                                                                         VALUE,          INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                                 BEGINNING          (LOSS)       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD          INCOME        UNREALIZED)      OPERATIONS

IVY PACIFIC                         A        01/01 to    12/31/2001      $ 7.42         $ (.03)(c)(d)      $ (.66)(d)(h)    $ (.69)
OPPORTUNITIES FUND                           01/01 to    12/31/2000        9.15            .07 (c)          (1.74)           (1.67)
                                             01/01 to    12/31/1999        6.30            .08 (c)           2.86             2.94
                                             01/01 to    12/31/1998        8.04            .13 (c)          (1.78)           (1.65)
                                             01/01 to    12/31/1997       10.30            .02 (c)(d)       (2.28)(d)        (2.26)
                                    B        01/01 to    12/31/2001        7.33           (.08)(c)(d)        (.68)(d)         (.76)
                                             01/01 to    12/31/2000        9.04            .01 (c)          (1.71)           (1.70)
                                             01/01 to    12/31/1999        6.24            .02 (c)           2.81             2.83
                                             01/01 to    12/31/1998        7.96            .05 (c)          (1.73)           (1.68)
                                             01/01 to    12/31/1997       10.28           (.04)(c)(d)       (2.28)(d)        (2.32)
                                    C        01/01 to    12/31/2001        7.31           (.08)(c)(d)        (.67)(d)         (.75)
                                             01/01 to    12/31/2000        9.07            .01 (c)          (1.71)           (1.70)
                                             01/01 to    12/31/1999        6.25            .02 (c)           2.82             2.84
                                             01/01 to    12/31/1998        7.94            .08 (c)          (1.75)           (1.67)
                                             01/01 to    12/31/1997       10.24           (.03)(c)(d)       (2.27)(d)        (2.30)
                                 ADVISOR     01/01 to    12/31/2001        7.30           (.02)(c)(d)        (.68)(d)         (.70)
                                             01/01 to    12/31/2000        9.03            .12 (c)(d)       (1.82)(d)        (1.70)
                                             01/01 to    12/31/1999        6.27            .04 (c)           2.86             2.90
                                          02/10(e) to    12/31/1998        7.89            .08 (c)          (1.62)           (1.54)
                                 ---------------------------------------------------------------------------------------------------
IVY GROWTH FUND                     A        01/01 to    12/31/2001       14.98           (.07)(d)          (3.29)(d)        (3.36)
                                             01/01 to    12/31/2000       22.15           (.15)             (4.84)           (4.99)
                                             01/01 to    12/31/1999       19.88           (.32)              6.61             6.29
                                             01/01 to    12/31/1998       17.80            .01               2.49             2.50
                                             01/01 to    12/31/1997       17.76            .02               1.98             2.00
                                    B        01/01 to    12/31/2001       14.48           (.19)(d)          (3.17)(d)        (3.36)
                                             01/01 to    12/31/2000       21.72           (.30)             (4.76)           (5.06)
                                             01/01 to    12/31/1999       19.60           (.21)              6.17             5.96
                                             01/01 to    12/31/1998       17.72           (.16)              2.46             2.30
                                             01/01 to    12/31/1997       17.69           (.14)              1.96             1.82
                                    C        01/01 to    12/31/2001       14.14           (.19)(d)          (3.09)(d)        (3.28)
                                             01/01 to    12/31/2000       21.28           (.26)             (4.70)           (4.96)
                                             01/01 to    12/31/1999       19.27           (.25)              6.08             5.83
                                             01/01 to    12/31/1998       17.47           (.16)              2.38             2.22
                                             01/01 to    12/31/1997       17.59           (.07)              1.86             1.79
                                 ADVISOR     01/01 to    12/31/2001       14.99           (.08)(d)          (3.32)(d)        (3.40)
                                             01/01 to    12/31/2000       22.18           (.15)             (4.86)           (5.01)
                                             01/01 to    12/31/1999       19.91           (.04)              6.33             6.29
                                          04/30(e) to    12/31/1998       20.36            .03               (.06)            (.03)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ .01
      $ .01
                          -                   .06
        .06
                          .01                 .09
        .08
                          -                   .09
        .09
                          -                   -
        -
                          -                   .01
        .01
                          -                   .01
        .01
                          .01                 .03
        .02
                          -                   .04
        .04
                          -                   -
        -
                          -                   .01
        .01
                          -                   .06
        .06
                          .01                 .02
        .01
                          -                   .02
        .02
                          -                   -
        -
                          -                   .01
        .01
                          -                   .03
        .03
                          .01                 .14
        .13
                          -                   .08
        .08
---------------------------------------------------------
                          .01                 .01
        -
                         2.18                2.18
        -
                         4.02                4.02
        -
                          .40                 .42
        .02
                         1.81                1.96
        .15
                          .01                 .01
        -
                         2.18                2.18
        -
                         3.84                3.84
        -
                          .40                 .42
        .02
                         1.72                1.79
        .07
                          .01                 .01
        -
                         2.18                2.18
        -
                         3.82                3.82
        -
                          .40                 .42
        .02
                         1.78                1.91
        .13
                          .01                 .01
        -
                         2.18                2.18
        -
                         4.02                4.02
        -
                          .40                 .42
        .02

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY PACIFIC                              $ 6.72              (9.29)(h)         $  6,291                   2.21
OPPORTUNITIES FUND                         7.42             (18.25)               9,096                   2.16
                                           9.15              46.72               12,738                   2.19
                                           6.30             (20.56)               9,061                   2.30
                                           8.04             (21.94)              12,020                   2.44
                                           6.56             (10.35)               3,966                   2.95
                                           7.33             (18.80)               6,462                   2.92
                                           9.04              45.33                7,508                   2.97
                                           6.24             (21.04)               6,080                   3.08
                                           7.96             (22.57)               7,893                   3.17
                                           6.55             (10.25)                 917                   2.90
                                           7.31             (18.79)               1,539                   3.03
                                           9.07              45.41                  776                   3.03
                                           6.25             (21.02)                 704                   2.98
                                           7.94             (22.46)               1,129                   3.05
                                           6.59              (9.58)                   3                   2.03
                                           7.30             (18.77)                  42                   1.77
                                           9.03              46.29                  313                   1.79
                                           6.27             (19.56)                  10                   2.92(g)
                                    --------------------------------------------------------------------------------------
IVY GROWTH FUND                           11.61             (22.43)             180,806                     na
                                          14.98             (22.31)             261,744                     na
                                          22.15              31.87              363,723                     na
                                          19.88              14.05              318,444                     na
                                          17.80              11.69              320,000                     na
                                          11.11             (23.21)               5,763                     na
                                          14.48             (23.07)               7,517                     na
                                          21.72              30.63                8,070                     na
                                          19.60              12.99                4,889                     na
                                          17.72              10.69                4,433                     na
                                          10.85             (23.20)                 350                     na
                                          14.14             (23.08)                 744                     na
                                          21.28              30.43                  576                     na
                                          19.27              12.72                  263                     na
                                          17.47              10.58                  400                     na
                                          11.58             (22.68)                 296                     na
                                          14.99             (22.37)                 359                     na
                                          22.18              31.78                  438                     na
                                          19.91               (.14)                 347                     na(g)



(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.49)(c)           82
            3.57
                                    .83 (c)          108
            3.10
                                   1.01 (c)           23
            2.84
                                   1.60 (c)           56
            2.86
                                    .28 (c)           20
            2.51
                                  (1.22)(c)           82
            4.31
                                    .07 (c)          108
            3.86
                                    .24 (c)           23
            3.62
                                    .82 (c)           56
            3.64
                                   (.45)(c)           20
            3.24
                                  (1.18)(c)           82
            4.26
                                   (.03)(c)          108
            3.97
                                    .18 (c)           23
            3.68
                                    .92 (c)           56
            3.54
                                   (.33)(c)           20
            3.12
                                   (.31)(c)           82
            3.39
                                   1.23 (c)          108
            2.71
                                   1.42 (c)           23
            2.44
                                    .98 (c)(g)        56
            3.48(g)
--------------------------------------------------------------
                                   (.55)             114
            1.51
                                   (.73)              94
            1.34
                                   (.13)              51
            1.38
                                    .03               59
            1.38
                                    .13               39
            1.38
                                  (1.54)             114
            2.50
                                  (1.70)              94
            2.31
                                  (1.09)              51
            2.34
                                   (.90)              59
            2.32
                                   (.79)              39
            2.30
                                  (1.59)             114
            2.55
                                  (1.72)              94
            2.33
                                  (1.22)              51
            2.47
                                  (1.11)              59
            2.53
                                   (.82)              39
            2.33
                                   (.62)             114
            1.58
                                   (.80)              94
            1.41
                                   (.17)              51
            1.42
                                    .24 (g)           59
            1.18(g)

    FINANCIAL HIGHLIGHTS





                                                                SELECTED PER SHARE DATA
                                                                                          (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                           NET (LOSS)
                                                                        NET ASSET              NET           GAIN ON
                                                                         VALUE,            INVESTMENT      SECURITIES
                                  SHARE                                 BEGINNING            (LOSS)       (REALIZED AND
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD            INCOME        UNREALIZED)

IVY US BLUE CHIP FUND               A        01/01 to    12/31/2001      $10.59           $ (.02)(c)(d)      $ (1.21)(d)
                                             01/01 to    12/31/2000       12.32             (.03)(c)           (1.54)
                                             01/01 to    12/31/1999       10.74             (.01)(c)            1.66
                                          11/02(e) to    12/31/1998       10.00           -   (c)(d)             .74 (d)
                                    B        01/01 to    12/31/2001       10.48             (.09)(c)(d)        (1.19)(d)
                                             01/01 to    12/31/2000       12.29             (.09)(c)           (1.56)
                                             01/01 to    12/31/1999       10.72             (.07)(c)            1.65
                                          11/06(e) to    12/31/1998       10.30             (.01)(c)(d)          .43 (d)
                                    C        01/01 to    12/31/2001       10.49             (.09)(c)(d)        (1.21)(d)
                                             01/01 to    12/31/2000       12.30             (.12)(c)           (1.53)
                                             01/01 to    12/31/1999       10.72             (.07)(c)            1.66
                                          11/06(e) to    12/31/1998       10.30             (.01)(c)(d)          .43 (d)
                                 ADVISOR     01/01 to    12/31/2001       10.65              .01 (c)(d)        (1.22)(d)
                                             01/01 to    12/31/2000       12.35             (.01)(c)           (1.53)
                                             01/01 to    12/31/1999       10.74              .02 (c)            1.69
                                          11/02(e) to    12/31/1998       10.00              .01 (c)(d)          .73(d)
                                 --------------------------------------------------------------------------------------
IVY US EMERGING                     A        01/01 to    12/31/2001       30.31             (.37)              (9.78)(h)
GROWTH FUND                                  01/01 to    12/31/2000       47.29             (.50)             (11.94)
                                             01/01 to    12/31/1999       32.65             (.49)              20.70
                                             01/01 to    12/31/1998       27.67             (.44)(d)            5.42 (d)
                                             01/01 to    12/31/1997       26.54             (.41)(d)            1.54 (d)
                                    B        01/01 to    12/31/2001       29.10             (.58)              (9.33)
                                             01/01 to    12/31/2000       46.01             (.81)             (11.56)
                                             01/01 to    12/31/1999       31.93             (.77)              20.15
                                             01/01 to    12/31/1998       27.26             (.65)(d)            5.32 (d)
                                             01/01 to    12/31/1997       26.33             (.33)(d)            1.26 (d)
                                    C        01/01 to    12/31/2001       29.08             (.61)              (9.29)
                                             01/01 to    12/31/2000       45.98             (.92)             (11.44)
                                             01/01 to    12/31/1999       31.91             (.80)              20.19
                                             01/01 to    12/31/1998       27.23             (.63)(d)            5.31 (d)
                                             01/01 to    12/31/1997       26.29             (.34)(d)            1.28 (d)
                                 ADVISOR     01/01 to    12/31/2001       30.57             (.34)              (9.87)
                                             01/01 to    12/31/2000       47.57             (.40)             (12.06)
                                             01/01 to    12/31/1999       32.79             (.44)              20.85
                                          02/18(e) to    12/31/1998       28.82             (.23)(d)            4.20 (d)

                                 SELECTED PER SHARE DATA
                               (LOSS) INCOME FROM INVESTMENT OPERATIONS

                                 TOTAL FROM
                                 INVESTMENT
FUND NAME                        OPERATIONS
IVY US BLUE CHIP FUND             $ (1.23)
                                    (1.57)
                                     1.65
                                      .74
                                    (1.28)
                                    (1.65)
                                     1.58
                                      .42
                                    (1.30)
                                    (1.65)
                                     1.59
                                      .42
                                    (1.21)
                                    (1.54)
                                     1.71
                                      .74
                                 -------------------------------
IVY US EMERGING                    (10.15)
GROWTH FUND                        (12.44)
                                    20.21
                                     4.98
                                     1.13
                                    (9.91)
                                   (12.37)
                                    19.38
                                     4.67
                                      .93
                                    (9.90)
                                   (12.36)
                                    19.39
                                     4.68
                                      .94
                                   (10.21)
                                   (12.46)
                                    20.41
                                     3.97



(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
na -- not applicable

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .16                 .16
        -
                          -                   .07
        .07
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .01
        .01
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .01
        .01
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .10
        .10
                          -                   -
        -
---------------------------------------------------------
                          -                   -
        -
                         4.54                4.54
        -
                         5.57                5.57
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.30                5.30
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.32                5.32
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.63                5.63
        -
                          -                   -
        -

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY US BLUE CHIP FUND                    $ 9.36             (11.61)            $ 38,754                   1.56
                                          10.59             (12.69)              57,584                   1.57
                                          12.32              15.35                3,353                   1.46
                                          10.74               7.40                  726                   1.43(g)
                                           9.20             (12.21)              19,379                   2.31
                                          10.48             (13.37)              24,314                   2.31
                                          12.29              14.74                8,742                   2.15
                                          10.72               4.08                1,047                   2.13(g)
                                           9.19             (12.39)               1,119                   2.36
                                          10.49             (13.36)               2,965                   2.30
                                          12.30              14.84                2,497                   2.08
                                          10.72               4.08                  110                   2.22(g)
                                           9.44             (11.36)                 808                   1.26
                                          10.65             (12.42)               1,061                   1.24
                                          12.35              15.89                  920                   1.10
                                          10.74               7.40                  537                   1.08(g)
                                    --------------------------------------------------------------------------------------
IVY US EMERGING                           20.16             (33.49)(h)           43,974                     na
GROWTH FUND                               30.31             (25.81)              78,840                     na
                                          47.29              62.47              101,798                     na
                                          32.65              18.00               62,961                     na
                                          27.67               4.26               64,910                     na
                                          19.19             (34.05)              26,856                     na
                                          29.10             (26.38)              56,036                     na
                                          46.01              61.27               79,659                     na
                                          31.93              17.13               52,940                     na
                                          27.26               3.53               47,789                     na
                                          19.18             (34.04)               3,998                     na
                                          29.08             (26.37)               9,048                     na
                                          45.98              61.32               15,438                     na
                                          31.91              17.19                9,664                     na
                                          27.23               3.58                9,484                     na
                                          20.36             (33.40)                 991                     na
                                          30.57             (25.70)               1,987                     na
                                          47.57              62.85                1,432                     na
                                          32.79              13.78                  740                     na



(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
na -- not applicable


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.16)(c)           74
            1.83
                                   (.47)(c)           69
            1.81
                                   (.12)(c)           80
            3.49
                                    .02 (c)(g)         3
            6.34(g)
                                   (.90)(c)           74
            2.58
                                  (1.21)(c)           69
            2.55
                                   (.81)(c)           80
            4.18
                                   (.68)(c)(g)         3
            7.04(g)
                                   (.96)(c)           74
            2.63
                                  (1.20)(c)           69
            2.54
                                   (.74)(c)           80
            4.11
                                   (.77)(c)(g)         3
            7.13(g)
                                    .14 (c)           74
            1.53
                                   (.13)(c)           69
            1.48
                                    .24 (c)           80
            3.13
                                    .37 (c)(g)         3
            5.99(g)
--------------------------------------------------------------
                                  (1.33)             133
            1.80
                                  (1.23)              83
            1.55
                                  (1.53)             107
            1.69
                                  (1.48)              67
            1.70
                                  (1.37)              65
            1.67
                                  (2.14)             133
            2.61
                                  (2.00)              83
            2.31
                                  (2.27)             107
            2.43
                                  (2.23)              67
            2.45
                                  (2.13)              65
            2.43
                                  (2.14)             133
            2.61
                                  (1.98)              83
            2.30
                                  (2.23)             107
            2.39
                                  (2.18)              67
            2.40
                                  (2.09)              65
            2.39
                                  (1.16)             133
            1.63
                                  (1.04)              83
            1.36
                                  (1.30)             107
            1.46
                                  (1.00)(g)           67
            1.22(g)

    FINANCIAL HIGHLIGHTS





                                                              SELECTED PER SHARE DATA
                                                                                        (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                        NET ASSET          NET          GAIN ON
                                                                         VALUE,         INVESTMENT    SECURITIES
                                  SHARE                                 BEGINNING         (LOSS)     (REALIZED AND
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD         INCOME      UNREALIZED)

IVY BOND FUND                       A        01/01 to    12/31/2001      $ 7.89          $ .49(d)       $   .18(d)(h)
                                             01/01 to    12/31/2000        8.29            .55             (.40)
                                             01/01 to    12/31/1999        9.54            .67            (1.24)
                                             01/01 to    12/31/1998       10.22            .69             (.69)
                                             01/01 to    12/31/1997        9.80            .80              .42
                                    B        01/01 to    12/31/2001        7.88            .42(d)           .17 (d)
                                             01/01 to    12/31/2000        8.28            .48             (.40)
                                             01/01 to    12/31/1999        9.53            .59            (1.24)
                                             01/01 to    12/31/1998       10.22            .59             (.67)
                                             01/01 to    12/31/1997        9.80            .68              .46
                                    C        01/01 to    12/31/2001        7.91            .42(d)           .16 (d)
                                             01/01 to    12/31/2000        8.31            .48             (.40)
                                             01/01 to    12/31/1999        9.55            .62            (1.25)
                                             01/01 to    12/31/1998       10.24            .60             (.68)
                                             01/01 to    12/31/1997        9.82            .64              .48
                                 ADVISOR     01/01 to    12/31/2001        7.90            .49(d)           .21 (d)
                                             01/01 to    12/31/2000        8.28            .56             (.38)
                                             01/01 to    12/31/1999        9.54            .67            (1.24)
                                          01/20(e) to    12/31/1998       10.28            .69             (.72)
                                 ---------------------------------------------------------------------------------
IVY MONEY MARKET FUND               A        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -
                                    B        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -
                                    C        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -

                                 SELECTED PER SHARE DATA
                               (LOSS) INCOME FROM INVESTMENT OPERATIONS

                                 TOTAL FROM
                                 INVESTMENT
FUND NAME                        OPERATIONS
IVY BOND FUND                     $   .67
                                      .15
                                     (.57)
                                      -
                                     1.22
                                      .59
                                      .08
                                     (.65)
                                     (.08)
                                     1.14
                                      .58
                                      .08
                                     (.63)
                                     (.08)
                                     1.12
                                      .70
                                      .18
                                     (.57)
                                     (.03)
                                 ----------------------------------------------------
IVY MONEY MARKET FUND                 .03
                                      .05
                                      .04
                                      .05
                                      .05
                                      .03
                                      .05
                                      .04
                                      .05
                                      .05
                                      .03
                                      .05
                                      .04
                                      .05
                                      .05



(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.                        (i) Dividend includes a return of capital distribution of
(e) Commencement.                                               $0.01 per average share.
(f) Total return represents aggregate total return.             (j) The seven day and thirty day yield for Class A shares at
                                                                December 31, 2001 was 0.67% and 0.95%, respectively. The
na -- not applicable                                                seven day yield for Class B shares at December 31, 2001
                                                                    was 0.76% and the thirty day yield was 1.05%. The seven
                                                                    day yield for Class C shares at December 31, 2001 was
                                                                    0.50% and the thirty day yield was 0.66% (unaudited).

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ .47
      $ .47(i)
                          -                   .55
        .55
                          -                   .68
        .68
                          -                   .68
        .68
                          -                   .80
        .80
                          -                   .41
        .41(i)
                          -                   .48
        .48
                          -                   .60
        .60
                          -                   .61
        .61
                          -                   .72
        .72
                          -                   .41
        .41(i)
                          -                   .48
        .48
                          -                   .61
        .61
                          -                   .61
        .61
                          -                   .70
        .70
                          -                   .48
        .48(i)
                          -                   .56
        .56
                          -                   .69
        .69
                          -                   .71
        .71
---------------------------------------------------------
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05

    FINANCIAL HIGHLIGHTS






                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY BOND FUND                            $ 8.09              8.70 (h)          $ 36,401                     na
                                           7.89              1.89                52,305                     na
                                           8.29             (6.17)               69,249                     na
                                           9.54               -                 109,445                     na
                                          10.22             11.87               106,497                     na
                                           8.06              7.61                19,305                     na
                                           7.88              1.03                20,079                     na
                                           8.28             (6.97)               27,550                     na
                                           9.53              (.81)               42,166                     na
                                          10.22             11.12                18,499                     na
                                           8.08              7.51                 2,188                     na
                                           7.91              1.07                 2,726                     na
                                           8.31             (6.81)                3,928                     na
                                           9.55              (.81)               11,266                     na
                                          10.24             11.11                 6,580                     na
                                           8.12              9.07                   170                     na
                                           7.90              2.26                   192                     na
                                           8.28             (6.21)                  332                     na
                                           9.54              (.30)                  347                     na
                                    --------------------------------------------------------------------------------------
IVY MONEY MARKET FUND                      1.00              3.12                12,904                    .87
                                           1.00              5.37                20,394                    .85
                                           1.00              4.16                18,524                    .88
                                           1.00              4.51                19,103                    .87
                                           1.00              4.60                15,385                    .88
                                           1.00              3.19                 6,680                    .80
                                           1.00              5.35                 5,872                    .87
                                           1.00              4.30                 7,486                    .77
                                           1.00              4.59                 6,636                    .76
                                           1.00              4.77                 3,812                    .70
                                           1.00              3.10                   519                    .88
                                           1.00              5.65                 1,975                    .72
                                           1.00              4.14                   372                    .87
                                           1.00              4.55                   423                    .81
                                           1.00              4.78                   405                    .70



(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.                        (i) Dividend includes a return of capital distribution of
(e) Commencement.                                               $0.01 per average share.
(f) Total return represents aggregate total return.             (j) The seven day and thirty day yield for Class A shares at
                                                                December 31, 2001 was 0.67% and 0.95%, respectively. The
na -- not applicable                                                seven day yield for Class B shares at December 31, 2001
                                                                    was 0.76% and the thirty day yield was 1.05%. The seven
                                                                    day yield for Class C shares at December 31, 2001 was
                                                                    0.50% and the thirty day yield was 0.66% (unaudited).


                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   6.03               22
            1.41
                                   6.71               26
            1.62
                                   7.40               28
            1.52
                                   6.88               43
            1.39
                                   7.08               71
            1.47
                                   5.19               22
            2.25
                                   5.88               26
            2.45
                                   6.55               28
            2.36
                                   6.13               43
            2.13
                                   6.35               71
            2.21
                                   5.25               22
            2.18
                                   5.93               26
            2.40
                                   6.65               28
            2.26
                                   6.15               43
            2.12
                                   6.35               71
            2.20
                                   6.12               22
            1.32
                                   6.84               26
            1.49
                                   7.49               28
            1.43
                                   7.16(g)            43
            1.11(g)
--------------------------------------------------------------
                                   3.12(c)            na
            1.59
                                   5.38(c)            na
            1.52
                                   4.17(c)            na
            1.40
                                   4.50(c)            na
            1.42
                                   4.60(c)            na
            1.57
                                   3.19(c)            na
            1.52
                                   5.36(c)            na
            1.54
                                   4.28(c)            na
            1.29
                                   4.61(c)            na
            1.31
                                   4.77(c)            na
            1.39
                                   3.10(c)            na
            1.60
                                   5.51(c)            na
            1.39
                                   4.18(c)            na
            1.39
                                   4.56(c)            na
            1.36
                                   4.78(c)            na
            1.39

                                    QUOTRON
                                    SYMBOLS
                                      AND
                                     CUSIP
                                    NUMBERS



            FUND                                                   SYMBOL               CUSIP
------------------------------------------------------------------------------------------------
Ivy Cundill Global Value Fund Class A                               (*)                465898880
Ivy Cundill Global Value Fund Class B                               (*)                465898799
Ivy Cundill Global Value Fund Class C                               (*)                465898781
Ivy Cundill Global Value Fund Class I                               (*)                465898773
Ivy Cundill Global Value Fund Advisor Class                         (*)                465898765

Ivy Developing Markets Fund Class A                                IVCAX               465897841
Ivy Developing Markets Fund Class B                                IVCBX               465897833
Ivy Developing Markets Fund Class C                                IVCCX               465897569
Ivy Developing Markets Fund Advisor Class                          IVCVX               465897163

Ivy European Opportunities Fund Class A                            IEOAX               465898815
Ivy European Opportunities Fund Class B                            IEOBX               465898823
Ivy European Opportunities Fund Class C                            IEOCX               465898831
Ivy European Opportunities Fund Class I                             (*)                465898849
Ivy European Opportunities Fund Advisor Class                      IEVOX               465898856

Ivy Global Fund Class A                                            MCGLX               465897742
Ivy Global Fund Class B                                            IVGBX               465897734
Ivy Global Fund Class C                                            IVGCX               465897593

Ivy Global Fund Advisor Class                                      IVGVX               465897239
Ivy Global Natural Resources Fund Class A                          IGNAX               465897429
Ivy Global Natural Resources Fund Class B                          IGNBX               465897411
Ivy Global Natural Resources Fund Class C                          IGNCX               465897395
Ivy Global Natural Resources Fund Advisor Class                    IGNVX               465897221

Ivy Global Science & Technology Fund Class A                       IVTAX               465897544
Ivy Global Science & Technology Fund Class B                       IVTBX               465897536
Ivy Global Science & Technology Fund Class C                       IVTCX               465897528
Ivy Global Science & Technology Fund Class I                       IVSIX               465897510
Ivy Global Science & Technology Fund Advisor Class                 IVTVX               465897213

Ivy International Fund Class A                                     IVINX               465903102
Ivy International Fund Class B                                     IVIBX               465903201
Ivy International Fund Class C                                     IVNCX               465897585
Ivy International Fund Class I                                     IVIIX               465897874
Ivy International Fund Advisor Class                                (*)                465898690

Ivy International Small Companies Fund Class A                     IYSAX               465897460
Ivy International Small Companies Fund Class B                     IYSBX               465897452
Ivy International Small Companies Fund Class C                     IYSCX               465897445
Ivy International Small Companies Fund Class I                     IYSIX               465897437
Ivy International Small Companies Fund Advisor Class               IYSVX               465897189

Ivy International Value Fund Class A                               IVIAX               465897353
Ivy International Value Fund Class B                               IIFBX               465897346
Ivy International Value Fund Class C                               IVIFX               465897338
Ivy International Value Fund Class I                                (*)                465897320
Ivy International Value Fund Advisor Class                         IVIVX               465897197

Ivy Pacific Opportunities Fund Class A                             IPOAX               465897866
Ivy Pacific Opportunities Fund Class B                             IPOBX               465897858
Ivy Pacific Opportunities Fund Class C                             IPOCX               465897643
Ivy Pacific Opportunities Fund Advisor Class                       IPOVX               465897270

Ivy Growth Fund Class A                                            IVYFX               466002102
Ivy Growth Fund Class B                                            IVYBX               466002201
Ivy Growth Fund Class C                                            IBYCX               465897627
Ivy Growth Fund Advisor Class                                      IVYVX               465897254

Ivy US Blue Chip Fund Class A                                      IBCAX               465898609
Ivy US Blue Chip Fund Class B                                      IBCBX               465898708
Ivy US Blue Chip Fund Class C                                      IBCCX               465898807
Ivy US Blue Chip Fund Class I                                      IBCIX               465898872
Ivy US Blue Chip Fund Advisor Class                                IBCVX               465898864

Ivy US Emerging Growth Fund Class A                                IVEGX               465897106
Ivy US Emerging Growth Fund Class B                                IVEBX               465897205
Ivy US Emerging Growth Fund Class C                                IVGEX               465897635
Ivy US Emerging Growth Fund Advisor Class                          IVEVX               465897262

Ivy Bond Fund Class A                                              MCFIX               465897791
Ivy Bond Fund Class B                                              IVBBX               465897783
Ivy Bond Fund Class C                                              IVBCX               465897668
Ivy Bond Fund Class I                                               (*)                465897775
Ivy Bond Fund Advisor Class                                        IVBVX               465897296

Ivy Money Market Fund Class A                                      IVMXX               465897684
Ivy Money Market Fund Class B                                      IVBXX               465897676
Ivy Money Market Fund Class C                                      IVCXX               465897551



(*)      No symbol assigned at time of printing

HOW TO RECEIVE MORE INFORMATION
ABOUT THE FUNDS



Additional information about the Funds and their investments is contained in each Fund's Statement of Additional Information dated April 30, 2002 (the "SAI"), which is incorporated by reference into this Prospectus, and each Fund's annual and semiannual reports to shareholders. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI and each Fund's annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number:

Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111


Information about the Funds (including the SAI and each Fund's annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Reports and other information about the Funds are also available on EDGAR Database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 Investment Company Act File No. 811-1028


IFPRO0402                                                   [IVY MACKENZIE LOGO]

[Ivy Logo]



This is your prospectus from
Ivy Mackenzie
Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111



April 30, 2002                 IVY INTERNATIONAL GROWTH FUND



Ivy Fund is a registered open-end investment company consisting of sixteen separate portfolios. This Prospectus relates to the Class A, Class B, Class C, Class I and Advisor Class shares of Ivy International Growth Fund (the "Fund").


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investments in the Fund are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


[Mackenzie Logo]

BOARD OF TRUSTEES


John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe


OFFICERS



Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J. Yanowitch, Treasurer



LEGAL COUNSEL



Dechert
Boston, Massachusetts



CUSTODIAN



Brown Brothers Harriman & Co.
Boston, Massachusetts



TRANSFER AGENT



PFPC, Inc.
P.O. Box 9770
Providence, RI 02940



AUDITORS



PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida



DISTRIBUTOR



Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111



INVESTMENT MANAGER



Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com

TABLE OF
CONTENTS



Objective, Strategies, Risks and Performance ........................................         1

Additional Information About Principal Investment Strategies and Risks ..............         3

Management ..........................................................................         5

Shareholder Information .............................................................         5

Financial Highlights ................................................................        10

Account Application .................................................................        11

IVY INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE
The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.



PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.


To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of over-valued or undervalued markets. The Fund is expected to have some emerging markets exposure in an attempt to achieve higher returns over the long-term. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. The Fund may not achieve its investment objective during the time that these temporary defensive investments are made.


PRINCIPAL RISKS
The main risks to which the Fund is exposed in carrying out its investment strategies are the following:



Management risk: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.



Market risk: Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.



Foreign security and emerging-market risk: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. Among these potential risks are:


-        greater price volatility;
- comparatively weak supervision and regulation of securities exchanges, brokers and issuers;
-        higher brokerage costs;
- fluctuations in foreign currency exchange rates and related conversion costs;
-        adverse tax consequences; and
-        settlement delays.

The risks of investing in foreign securities are more acute in countries with emerging or developing economies.


DERIVATIVES RISK - The Fund may, but is not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's manager as to certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.



WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.



(*) You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.



PERFORMANCE BAR CHART AND TABLE
The information in the following chart and table provides some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



ANNUAL TOTAL RETURN FOR ADVISOR CLASS SHARES**
For the year ending December 31


[GRAPH]


-26.02%        BEST QUARTER               11.03%
                               4th Quarter, 2001

2001           WORST QUARTER             -17.98%
                               1st Quarter, 2001



(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during this periods would be different from those of Advisor Class because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)



-------------------------------------------------------------------------------------------------------------------------
                                                                                                                MSCI EAFE
                                                                                                  ADVISOR        GROWTH
                                        CLASS A        CLASS B        CLASS C        CLASS I       CLASS         INDEX*
-------------------------------------------------------------------------------------------------------------------------
1 YEAR AND SINCE INCEPTION

RETURN BEFORE TAXES                       N/A            N/A            N/A            N/A        -26.02%        -24.58%

RETURN AFTER TAXES
ON DISTRIBUTIONS                                                                                  -30.77%

RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                                                           -19.93%



After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect. Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401 (k) or IRA account), or to tax-exempt investors. Since no other classes were outstanding for the entire year, after-tax returns are presented for Advisor Class shares and after-tax returns for other classes will vary.



*        Reflects no deduction for fees, expenses or taxes.

(1) Performance figures do not reflect any deductions for fees, expenses and taxes. The inception date for the Fund's Advisor Class shares was December 29, 2000. The Fund has no Class A, B, C or I shares outstanding. Index performance is calculated from December 31, 2000.



FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:



SHAREHOLDER FEES
fees paid directly from your investment



                                      Class A(1)       Class B        Class C         Class I       Advisor
-----------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)               5.75%           none           none           none           none
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a % of
purchase price)                          none            5.00%          1.00%          none           none
-----------------------------------------------------------------------------------------------------------
Maximum sales charge
(load) on reinvested dividends           none            none           none           none           none
-----------------------------------------------------------------------------------------------------------
Redemption fee/exchange fee
(as a % of amount redeemed,
if applicable)(2)                        2.00%           none           none           none           none
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                      CLASS A(3)       CLASS B(3)     CLASS C(3)      CLASS I(3)     ADVISOR
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                          1.00%           1.00%           1.00%           1.00%         1.00%
------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                     0.25%           1.00%           1.00%           NONE          NONE
------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                          25.08%          25.08%          25.08%          24.99%        25.08%
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      26.33%          27.08%          27.08%          25.99%        26.08%
------------------------------------------------------------------------------------------------------------
EXPENSES REIMBURSED(4)                  24.58%          24.58%          24.58%          24.58%        24.58%
------------------------------------------------------------------------------------------------------------
NET FUND
OPERATING EXPENSES                       1.75%           2.50%           2.50%           1.41%         1.50%
------------------------------------------------------------------------------------------------------------



(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge. If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
(3) The Fund has had no outstanding Class A, B, C or I shares. Percentages shown are estimates based on expenses for Advisor Class shares.
(4) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.



EXAMPLE



The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                   (no redemption)             (no redemption)
YEAR       CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I        ADVISOR
1ST         $  743        $  753        $  253        $  353        $  253        $  144        $  153
3RD          1,290         1,281           981           981           981           656           683
5TH          1,862         1,932         1,732         1,732         1,732         1,195         1,241
10TH         3,409         3,540         3,540         3,708         3,708         2.670         2,761

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT
STRATEGIES AND RISKS



PRINCIPAL STRATEGIES


The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that the Fund's manager considers in selecting particular countries include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. Individual securities are selected on the basis of indicators (such as earnings, cash flows, assets and long-term growth potential) and are reviewed for fundamental financial strength.


The Fund may from time to time take a temporary defensive position and invest without limit in US Government securities, investment-grade debt securities (which are those rated in the four highest rating categories used by Moody's and S&P), and cash and cash equivalents such as commercial paper, short term notes and other money market securities. When the Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk.


PRINCIPAL RISKS

GENERAL MARKET RISK: As with any mutual fund, the value of the Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

The Fund's share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated, and you could therefore lose money by investing in the Fund depending upon the timing of your initial purchase and any subsequent redemption or exchange.


OTHER RISKS: Funds that invest heavily in the equity securities of foreign issuers are more susceptible to the risks associated with these types of securities than Funds that invest primarily in the securities of US issuers and/or debt securities. The following is a description of these risks, along with the general risk characteristics of the investment techniques that the Fund's advisor considers important in achieving the Fund's investment objective or in managing the Fund's exposure to risk (and that could therefore have a significant effect on the Fund's returns). The risks of certain investment practices that are not principal strategies of the Fund (such as borrowing) are also described below. Other investment techniques that the Fund may use, but that are not likely to play a key role in the Fund's overall investment strategy, are described in the Fund's Statement of Additional Information ("SAI") (see back cover page for information on how you can receive a free copy).


RISK CHARACTERISTICS


EQUITY SECURITIES: The Fund invests primarily in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of these securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company stocks may also be higher than those of larger companies.



FOREIGN SECURITIES: The Fund may invest in the securities of foreign issuers. Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance favorably or unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.


Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).


FOREIGN CURRENCIES: A number of the Fund's securities may also be denominated in foreign currencies, and the value of the Fund's investments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.



DEPOSITORY RECEIPTS: Interests in foreign issuers may be acquired in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and similar types of depository receipts. ADRs typically are issued by a U.S. bank or trust company and represent ownership of the underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are usually issued by foreign banks or trust companies. The Fund's investments in ADRs, GDRs and other depository receipts are viewed as investments in the underlying securities.


Depository receipts can be difficult to price and are not always exchange-listed. Unsponsored depository programs also are organized independently without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.


SPECIAL EMERGING-MARKET CONCERNS: The risks of investing in foreign securities are heightened in countries with developing economies. Among these additional risks are the following:

- securities that are even less liquid and more volatile than those in more developed foreign countries;
- less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets);
-        increased settlement delays;
- unusually high inflation rates (which in extreme cases can cause the value of a country's assets to erode sharply);
-        abrupt changes in exchange rate regime or monetary policy;
- unusually large currency fluctuations and currency conversion costs (see "Foreign Currencies" above); and
- high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).



ILLIQUID SECURITIES: Illiquid securities are assets that may not be disposed of in the ordinary course of business within seven days at roughly the value at which the investing fund has valued the assets. Some of these may be "restricted securities," which cannot be sold to the public without registration under the Securities Act of 1933 (in the absence of an exemption) or because of other legal or contractual restrictions on resale. There is also a risk that the investing fund will not be able to dispose of its illiquid securities promptly at an acceptable price.



DERIVATIVE INVESTMENT TECHNIQUES: The Fund may, but is not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to enhance potential gain. Among the derivative techniques the Fund might use are options, futures and forward foreign currency contracts and foreign currency exchange transactions.


Writing put and call options could cause the Fund to lose money by forcing the sale or purchase of portfolio securities at inopportune times or for prices higher (in the case of put options) or lower (in the case of call options) than current market values, by limiting the amount of appreciation the Fund can realize on its investments, or by causing the Fund to hold a security it might otherwise sell.

Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could cause losses on the hedging instrument that are greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, the Fund might not be able to close out a transaction before expiration without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


Foreign currency exchange transactions and forward foreign currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the adviser's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. There may also be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.



BORROWING: For temporary or emergency purposes (such as meeting shareholder redemption requests within the time periods specified under the Investment Company Act of 1940), the Fund may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.



OTHER IMPORTANT INFORMATION



European Monetary Union ("EMU"): The Fund may have investments in Europe. On January 1, 2002 euro notes and coins -- the official currency of 12 of the 15 members of the EMU -- officially entered circulation. The Fund could be affected by certain euro-related issues such as accounting differences, valuation problems and consumer confusion during this transitional period. In addition, certain European Union members, including the United Kingdom, did not officially implement the euro and may cause market disruptions if they decide to do so. Should this occur, the Fund could experience investment losses.

MANAGEMENT



INVESTMENT ADVISOR
Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432



Ivy Management, Inc. ("IMI", or the "Advisor"), provides investment advisory and business management services to the Fund. IMI is an SEC-registered investment adviser with approximately $3.1 billion in assets under management (as of December 31, 2001), and provides similar services to the other fifteen series of Ivy Fund. For its services, IMI receives a fee that is equal, on an annual basis, to 1.00% of the Fund's average net assets.



The Funds' investment advisor, IMI, is an indirect subsidiary of Mackenzie Financial Corporation ("MFC") which is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), a leading Canadian financial services organization.



PORTFOLIO MANAGEMENT
The Fund is managed by a team of investment professionals that is supported by research analysts who acquire information on regional and country-specific economic and political developments and monitor individual companies. These analysts use a variety of research sources that include:


-        brokerage reports;
-        economic and financial news services;
-        company reports; and
- information from third-party research firms (ranging from large investment banks with global coverage to local research houses).

In many cases, particularly in emerging market countries, IMI's research analysts also conduct primary research by:


-        meeting with company management;
-        touring facilities; and
-        speaking with local research professionals.


SHAREHOLDER
INFORMATION


PRICING OF FUND SHARES
The Fund calculates its share price by dividing the value of the Fund's net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (normally any weekday that is not a national holiday).



Each portfolio security that is listed or traded on a recognized stock market is valued at the security's last quoted sale price on the exchange on which it is principally traded.



If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Fund's Board of Trustees. IMI may also price a foreign security or group of securities at their "fair value" if events materially affecting the estimated value of the security or group of securities occur between the close of the foreign exchange on which the security is principally traded and the time as of which the Fund prices its shares. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U. S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short-term investors trading into and out of the Fund in an attempt to profit from short-term market movements. When such fair value pricing occurs, there may be some period of time during which the Fund's share price and/or performance information is not available.



The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by PFPC, Inc. ("PFPC"), the Fund's transfer agent, or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares" below). Since the Fund normally invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's share value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



HOW TO BUY SHARES
Please read these sections below carefully before investing.


CHOOSING THE APPROPRIATE CLASS OF SHARES:
If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares.


The Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for its Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


The following table displays the various investment minimums, sales charges and expenses that apply to each class.



                             MINIMUM            MINIMUM
                             INITIAL          SUBSEQUENT
                           INVESTMENT*        INVESTMENT*
                           -----------        -----------
CLASS A                        $1,000              $100
CLASS B                        $1,000              $100
CLASS C                        $1,000              $100
CLASS I                    $5,000,000           $10,000
ADVISOR CLASS                 $10,000              $250



*minimum initial and subsequent investments for retirement plans are $25.


                                     INITIAL                                       SERVICE &
                                      SALES                                      DISTRIBUTION
                                     CHARGE                      CDSC                FEES
                               -------------------          --------------       ------------

CLASS A                              Maximum                    none,            .25% service
                               5.75%, with options            except on              fee
                                 for a reduction             certain NAV
                                    or waiver                 purchases

CLASS B                               none                     Maximum               .75%
                                                                5.00%;           distribution
                                                            declines over        fee and .25%
                                                              six years          service fee

CLASS C                               none                     1.00% for             .75%
                                                            the first year       distribution
                                                                                 fee and .25%
                                                                                 service fee

CLASS I                               none                       none               none

ADVISOR CLASS                         none                       none               none



ADDITIONAL PURCHASE INFORMATION



Class A shares: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth below (which is reduced as the amount invested increases):



                          SALES             SALES           PORTION OF
                        CHARGE AS         CHARGE AS           PUBLIC
                      A PERCENTAGE       A PERCENTAGE        OFFERING
AMOUNT                  OF PUBLIC       OF NET AMOUNT     PRICE RETAINED
INVESTED             OFFERING PRICE        INVESTED          BY DEALER
--------             --------------     -------------     --------------
Less than
$50,000                   5.75%              6.10%              5.00%

$50,000 but
less than
$100,000                  5.25%              5.54%              4.50%

$100,000 but
less than
$250,000                  4.50%              4.71%              3.75%

$250,000 but
less than
$500,000                  3.00%              3.09%              2.50%

$500,000 or
over*                     0.00%              0.00%              0.00%


*A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class A shares that are acquired through reinvestment of dividends or distributions are not subject to any sales charges.

HOW TO REDUCE YOUR INITIAL SALES CHARGE:

- "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own.
- A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE:
You may purchase Class A shares at NAV (without an initial sales charge or a CDSC) through any one of the following methods:

- through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
-        under certain qualified retirement plans;
- as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
-        as an employee of a selected dealer; or
- through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.


You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. A CDSC of 1% may apply to shares redeemed within two years of the end of the month in which they were purchased. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Fund's distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:



PURCHASE AMOUNT            COMMISSION
---------------            ----------
First $3,000,000              1.00%
Next $2,000,000               0.50%
Over $5,000,000               0.25%


IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI), including, those that employ a registered representative who during a specified time period sells a minimum dollar amount of the shares of the Fund and/or other funds distributed by IMDI.


The Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by IMDI. This privilege will apply only to Class A shares of the Fund that are purchased using proceeds obtained by such clients through redemption of another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within two years after purchase.

Class B and Class C shares: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1.00%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:


                                     CDSC AS A PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                     AMOUNT SUBJECT TO CHARGE
-------------------                  ------------------------------
First                                             5.00%
Second                                            4.00%
Third                                             3.00%
Fourth                                            3.00%
Fifth                                             2.00%
Sixth                                             1.00%
Seventh and thereafter                            0.00%


The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on reinvested dividends or distributions, or on shares held over six years. If your shares have appreciated in value, each share redeemed will include both your original cost (subject to the above CDSC schedule) and any proportional increase in market value (not subject to a CDSC). If your shares have depreciated in value, the CDSC will be assessed on the market value of the shares being redeemed. At the time of redemption, the calculation is performed on a share-by-share basis as described below.

Shares will be redeemed in the following order:

-        Shares held more than six years;

-        Shares acquired through reinvestment of dividends and distributions;


- Shares subject to the lowest CDSC percentage, on a first-in, first-out basis:


         (1) with the portion of the lot attributable to capital appreciation, which is not subject to a CDSC, redeemed first, then

         (2) the portion of the lot attributable to your original basis, which is subject to a CDSC.

The CDSC for Class B shares is waived for:

- Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

- Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.

- Redemptions resulting from a tax-free return of excess contribution to an IRA.

- Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.

- Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A and Class I shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes. Class C shares do not have a similar conversion privilege.


Class I shares: Class I shares are offered only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.



ADVISOR CLASS SHARES: Advisor Class shares are offered only to the following investors:



- trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;



- any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;



-        officers and Trustees of the Ivy Fund (and their relatives);



- directors or employees of Mackenzie Investment Management Inc. or its affiliates;



- directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person.)


SUBMITTING YOUR PURCHASE ORDER


Initial investments: Complete and sign the Account Application appearing at the end of this Prospectus. Enclose a check payable to Ivy International Growth Fund. You should note on the check the class of shares you wish to purchase (see page 5 for minimum initial investments). Deliver your application materials to your registered representative or selling broker, or send them to the address on the right:

BY REGULAR MAIL:                    BY COURIER:
Ivy Funds                           Ivy Funds
PO Box 9770                         c/o PFPC, Inc.
Providence, RI 02940                4400 Computer Drive
                                    Westborough, MA 01581


BUYING ADDITIONAL SHARES
There are several ways to increase your investment in the Fund:


BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to the address above.



THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.



BY WIRE: Purchases may also be made by wiring money from your bank account to your Fund account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call PFPC at 800.777.6472. Wiring instructions are as follows:


Mellon Bank
ABA #011001234
DDA #002593
For further credit to:
Your Account Registration
Your Fund Number and Account Number


BY AUTOMATIC INVESTMENT PLAN: You can authorize to have funds electronically drawn each month from your bank account and invested as a purchase of shares into your Fund account. Complete sections 6A and 7B of the Account Application.



HOW TO REDEEM SHARES
Submitting your redemption order: You may redeem your Fund shares through your registered securities dealer or directly through PFPC. If you choose to redeem through your registered securities dealer, the dealer is responsible for properly transmitting redemption orders in a timely manner. If you choose to redeem directly through PFPC, you have several ways to submit your request:



BY MAIL: Send your written redemption request to PFPC at one of the addresses above. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required. When you redeem, PFPC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).



BY INTERNET: Select the Ivy Fund Internet option on your Account Application. Mail the application form to PFPC. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com.


BY TELEPHONE: Call PFPC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.


BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Fund account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.


RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:


BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.



BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.



BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.


OTHER IMPORTANT REDEMPTION INFORMATION:


FEE: Short term "market timers" who engage in frequent purchases and redemptions can disrupt a fund's investment program and can create additional transaction costs. For these reasons, the Fund will deduct a redemption or exchange fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares after holding them less than 30 days. These fees are paid to the Fund rather than IMI or PFPC, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.



If you bought Class A shares on different days the "first-in, first-out")
(FIFO) method is used to determine the holding period. Under this method, the Class A shares you held longest will be redeemed first for the purposes of determining whether the fee applies. The fee does not apply to shares that were acquired through reinvestment of Class A distributions and is waived for Class A shares purchased through certain retirement and educational plans. However, if Class A shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, the fee waiver may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waiver does not apply to any IRA or SEP-IRA accounts. The Funds reserve the right to modify the terms of or terminate the redemption/exchange fee at any time.

- A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.

- If you own shares of more than one class of the Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

- Any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.


- Shares will be redeemed in the order described under "Additional purchase information -- Class B and Class C Shares above".


- The Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

- The Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

- The Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.


HOW TO EXCHANGE SHARES



You may exchange your Fund shares for shares of another Ivy Fund, subject to certain restrictions (see "Important exchange information" below).



Submitting your exchange order: You may submit an exchange request to PFPC as follows:



BY MAIL: Send your written exchange request to PFPC at the address on page 8 of this Prospectus. Be sure that all registered owners listed on the account sign the request.



BY TELEPHONE: Call PFPC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.



BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.


IMPORTANT EXCHANGE INFORMATION:

-        You must exchange into the same share class you currently own.


- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.


- It is the policy of the Fund to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Fund may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee, or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. (See "Redemption Fee" under "Other important redemption information" above). For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.


DIVIDENDS, DISTRIBUTIONS AND TAXES


- The Fund generally declares and pays dividends and capital gain distributions (if any) at least once a year.

- Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.

-        Cash dividends and distributions can be sent to you:


BY MAIL: a check will be mailed to the address of record unless otherwise instructed.



BY ELECTRONIC FUNDS TRANSFER: your proceeds will be directly deposited into your bank account.


To change your dividend and/or distribution options, call PFPC at 800.777.6472.

Dividends ordinarily will vary from one class of shares to another. The Fund intends to declare and pay dividends annually. The Fund will distribute net investment income and net realized capital gains, if any, at least once a year. The Fund may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to you as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares. While the Fund's manager may at times pursue strategies that result in tax efficient outcomes for Fund shareholders, they do not generally manage the Fund to optimize tax efficiencies.

If shares of the Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.


A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a waiver.) In addition, the fee month and paid by the Fund during January of the following calendar year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the Fund.


Each year, the Fund will notify you of the tax status of dividends and other distributions.


Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss, which will be long term or short term, generally depending upon how long you held your shares.


The Fund may be required to withhold U.S. Federal income tax at the rate of 30% (for 2002 and 2003) of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.


Fund distributions may be subject to state, local and foreign taxes.

You should consult with your tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.


FINANCIAL HIGHLIGHTS
The Financial Highlights table is meant to help you understand the Fund's financial performance since inception. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report which is available upon request.




                                                                               FOR THE PERIOD
                                                          FOR THE YEAR        DECEMBER 29, 2000
                                                             ENDED            (COMMENCEMENT)
                                                           DECEMBER 31,        TO DECEMBER 31,
                                                         --------------------------------------
                                                             2001                  2000
                                                         --------------------------------------
ADVISOR CLASS

SELECTED PER SHARE DATA

Net asset value, beginning of period                       $ 10.01                $ 10.00
                                                         --------------------------------------
(Loss) income from investment operations
         Net investment income (a)                            0.02                     --
         Net (loss) gain on securities (both
         realized and unrealized)                            (2.63)                  0.01
                                                         --------------------------------------
Total from investment operations                             (2.61)                  0.01
                                                         --------------------------------------
Less distributions:
Dividends
         From net investment income                           0.17                     --
                                                         --------------------------------------
         Total distributions                                  0.17                     --
                                                         --------------------------------------
Net asset value, end of period                             $  7.23                $ 10.01
                                                         ======================================
Total return (%)(b)                                         (26.02)                  0.10

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $   371                $   500
Ratio of expenses to average
         net assets (%)
         With expense reimbursement (%)                       1.50                   1.50(c)
         Without expense reimbursement (%)                   26.08                 443.30(c)
Ratio of net investment income (loss) to
         average net assets (%)(a)                            0.16                  (1.50)(c)
Portfolio turnover rate (%)                                    252                     --




(a)      Net Investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)      Annualized.

[Ivy Logo]




                                                    Account
                                                    Application

                                                    FUND USE ONLY

                                                    ---------------------------
                                                    Account Number

                                                    ---------------------------
                                                    Dealer/Branch/Rep

                                                    ---------------------------
                                                    Account Type/Soc Cd


Please mail this application along with your check to:
Ivy Funds
P.O. Box 9770, Providence, RI 02940
--------------------------------------------------------------------------------
This application should not be used for retirement accounts for which Ivy Fund
(IBT) is custodian.
--------------------------------------------------------------------------------

1.       REGISTRATION

Name
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------
City                                State                      Zip
     ----------------------------        -------------------       -------------
Phone # (day)  (     )              Phone # (evening)  (     )
               ------------------                      -------------------------

__ Individual    __  UGMA/UTMA     __ Sole proprietor

__ Joint tenant  __ Corporation    __ Trust

__ Estate        __ Partnership    __ Other
                                            ------------------------------------

Date of trust                       Minor's state of residence
             --------------------                             ------------------

2.       TAX I.D.

Citizenship:     __ U.S.   __ Other (please specify):
                                                     ---------------------------
Social security #     -          -          or Tax identification #-
                 ---------------------------                        ------------


Under penalties of perjury, I certify by signing in Section 8 that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.)


3.       DEALER INFORMATION


The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify PFPC of any purchases made under a Letter of Intent or Rights of Accumulation.


Dealer name
            --------------------------------------------------------------------
Branch office address
                     -----------------------------------------------------------
City                                State                      Zip
     ----------------------------        -------------------       -------------
Representative's name
                      ----------------------------------------------------------
Representative's#                     Representative's phone#
                 -------------------                         -------------------
Authorized signature of dealer
                              --------------------------------------------------



4.       INVESTMENTS



A. Enclosed is my check ($1,000 minimum) for $_______________ made payable to Ivy International Growth Fund.

         Please invest it in: _____Class A _____Class B _____Class C _____Class I _____Advisor Class


B. I qualify for a reduction or elimination of the sales charge due to the following privilege (applies only to Class A shares):
___ New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below.)
___      ROA with the account(s) listed below.
___      Existing Letter of Intent with the account(s) listed below.


Fund name:                                     Fund name:
          --------------------------------               -----------------------
Account#:                                      Account#:
         ---------------------------------              ------------------------
If establishing a Letter of Intent, you will need to purchase Class A shares over a 13-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).
 ___$50,000 ___$100,000 ___$250,000 ___$500,000



C.       FOR DEALER USE ONLY


Confirmed trade orders:
                       ------------------    -----------------    --------------
                          Confirm Number     Number of Shares       Trade Date

5.       DISTRIBUTION OPTIONS


I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.


A.___ Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund account.
         Fund name:
                   -------------------------------------------------------------
         Account #:
                   -------------------------------------------------------------
B.___ Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or a different Ivy fund account.
         Fund name:
                   -------------------------------------------------------------
         Account #:
                   -------------------------------------------------------------



C.___    Pay all dividends and capital gains in cash.
         I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE SENT TO:
                  ___ the address listed in the registration
                  ___ the special payee listed in Section 7A (by mail)
                  ___ the special payee listed in Section 7B (by EFT)



6.       OPTIONAL SPECIAL FEATURES

A.  AUTOMATIC INVESTMENT PLAN (AIP)

___ I wish to have my bank account listed in section 7B automatically debited via EFT on a predetermined frequency and invested into my Ivy International Growth Fund account listed below.
         1. Withdraw $ ______________ for each time period indicated below and invest my bank proceeds into the following Ivy International Growth Fund account:
         Share class: __ Class A __ Class B __ Class C

         Account #:
                   -------------------------------------------------------------

         2. Debit my bank account:

          __Annually (on the _________ day of the month of ___________________).

         ___Semiannually (on the____ day of the months of ____________ and
            ______________________).

         ___ Quarterly (on the ________________ day of the first/second/third month of each calendar quarter). (CIRCLE ONE) ___Monthly*___ once per month on the _____day
             ___twice per month on the ________days
             ___3 times per month on the ________days
             ___4 times per month on the ___________days



B. SYSTEMATIC WITHDRAWAL PLANS (SWP)**

___ I wish to have my Ivy International Growth Fund account automatically debited on a predetermined frequency and the proceeds sent to me per my instructions below.
         1. Withdraw ($50 minimum) $________________ for each time period indicated below from the following Ivy International Growth Fund account:

         Share class:   __Class A  __Class B  __Class C

         Account #:____________________________________
         2. Withdraw from my Ivy International Growth Fund account:
         ___ Annually (on the ________day of the month of
         ___________________).
         ___ Semiannually (on the_________ day of the months of
         ____________and_______________).
         ___Quarterly (on the____________day of the first/second/third
         month of each calendar quarter.)                       (CIRCLE ONE)
         ___Monthly*___ once per month on the _____day
                    ___twice per month on the ________days
                    ___3 times per month on the ________days
                    ___4 times per month on the ___________days

         3. I request the withdrawal proceeds be:
         __ sent to the address listed in the registration
         __ sent to the special payee listed in section 7A or 7B.
         __ invested into additional shares of the same class of a different
            Ivy fund:
         Fund name:
                   -------------------------------------------------------------
         Account #:
                   -------------------------------------------------------------
Note:  A minimum balance of $5,000 is required to establish a SWP.
         (Remember to sign Section 8)


C. FEDERAL FUNDS WIRE
   FOR REDEMPTION PROCEEDS** ___ yes ___ no
By checking "yes" immediately above, I authorize PFPC to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE
SECTION 7B).

D. TELEPHONE EXCHANGES**    ___ yes    ___ no
By checking "yes" immediately above, I authorize exchanges by telephone among the Ivy funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative. If neither box is checked, the telephone exchange privilege will be provided automatically.

E. TELEPHONIC REDEMPTIONS** ___ yes ___ no
By checking "yes" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

If neither box is checked, the telephone redemption privilege will be provided automatically.
* There must be a period of at least seven calendar days between each investment (AIP)/withdrawal (SWP) period.
**       This option may not be used if shares are issued in certificate form.


7. SPECIAL PAYEE

A. MAILING ADDRESS: Please send all disbursements to this payee:
Name of bank or individual
                           -----------------------------------------------------
Account # (if applicable)
                         -------------------------------------------------------
Street
      --------------------------------------------------------------------------
City                                State                      Zip
     ----------------------------        -------------------       -------------

B. FED WIRE/EFT INFORMATION

Financial institution
                            ----------------------------------------------------
ABA #
      --------------------------------------------------------------------------
Account #
         -----------------------------------------------------------------------
Street
      --------------------------------------------------------------------------
City                                State                      Zip
     ----------------------------        -------------------       -------------


                        (PLEASE ATTACH A VOIDED CHECK.)


8. SIGNATURES

         Investors should be aware that the failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemption Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to exchange shares" and "How to redeem shares" in the Prospectus for more information on these privileges.


         I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


--------------------------------------------      ------------------------------
Signature of Owner, Custodian, Trustee or     Date
Corporate Officer

--------------------------------------------      ------------------------------
Signature of Joint Owner, Co-Trustee or       Date
Corporate Officer

[Ivy Logo]


IVY INTERNATIONAL GROWTH FUND


* QUOTRON SYMBOLS AND CUSIP NUMBERS



--------------------------------------------------------------------------------
               CLASS                                SYMBOL           CUSIP
--------------------------------------------------------------------------------
Ivy International Growth Fund Class A                  *           465898757

Ivy International Growth Fund Class B                  *           465898740

Ivy International Growth Fund Class C                  *           465898732

Ivy International Growth Fund Class I                  *           465898724

Ivy International Growth Fund Advisor Class            *           465898716
--------------------------------------------------------------------------------



*        Symbol not available at time of print

[Ivy Logo]


-        HOW TO RECEIVE MORE INFORMATION ABOUT THE FUND


Additional information about the Fund and its investments is contained in the Fund's Statement of Additional Information dated April 30, 2002 (the "SAI"), which is incorporated by reference into this Prospectus, and its annual and semiannual reports to shareholders. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year. The SAI and the annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number:



Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Ste. 600
Boca Raton, FL 33432
800.456.5111



Information about the Fund (including the SAI and the annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



Investment Company Act File No. 811-1028


IIGF0402



Shareholder
inquiries



Please call PFPC, the Fund's transfer agent, at 800.777.6472 regarding any other inquiries about the Fund.



You can also e-mail us at acctinfo@ivyfunds.com or visit our web site at www. ivyfunds.com.

                          IVY CUNDILL GLOBAL VALUE FUND
                                    series of


                                    IVY FUND
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                   -----------
                                 April 30, 2002



         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C, I and Advisor Class shares of Ivy Cundill Global Value Fund (the "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.


         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2001, as may be supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         The Fund's Annual Report to shareholders dated December 31, 2001 ("Annual Report") is incorporated by reference into this SAI. The Fund's Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER


                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR


                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.......................................................................1
RISK CONSIDERATIONS...............................................................................................4
         EQUITY SECURITIES........................................................................................4
         CONVERTIBLE SECURITIES...................................................................................4
         SMALL- AND MEDIUM-SIZED COMPANIES........................................................................5
         DEBT SECURITIES..........................................................................................5
                  IN GENERAL......................................................................................5
                  INVESTMENT-GRADE DEBT SECURITIES................................................................5
                  U.S. GOVERNMENT SECURITIES......................................................................6
                  ZERO COUPON BONDS...............................................................................6
                  FIRM COMMITMENT AGREEMENTS AND
                     "WHEN-ISSUED" SECURITIES.....................................................................7
         ILLIQUID SECURITIES......................................................................................7
         FOREIGN SECURITIES.......................................................................................8
         DEPOSITORY RECEIPTS......................................................................................9
         EMERGING MARKETS.........................................................................................9
         FOREIGN CURRENCIES......................................................................................10
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................................................................11
         INVESTMENT CONCENTRATION................................................................................12
         OTHER INVESTMENT COMPANIES..............................................................................12
         REPURCHASE AGREEMENTS...................................................................................12
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................13
         COMMERCIAL PAPER........................................................................................13
         BORROWING...............................................................................................13
         WARRANTS................................................................................................13
         OPTIONS TRANSACTIONS....................................................................................14
                  IN GENERAL.....................................................................................14
                  WRITING OPTIONS ON INDIVIDUAL SECURITIES.......................................................15
                  PURCHASING OPTIONS ON INDIVIDUAL SECURITIES....................................................15
                  PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES...........................................16
                  RISKS OF OPTIONS TRANSACTIONS..................................................................16
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................17
                  IN GENERAL.....................................................................................17
                  FOREIGN CURRENCY FUTURES CONTRACTS
                     AND RELATED OPTIONS.........................................................................19
                  RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS..............................................20
                  SECURITIES INDEX FUTURES CONTRACTS.............................................................21
                  RISKS OF SECURITIES INDEX FUTURES..............................................................21
         COMBINED TRANSACTIONS...................................................................................22
PORTFOLIO TURNOVER...............................................................................................23
MANAGEMENT OF THE FUND...........................................................................................23
         TRUSTEES AND OFFICERS...................................................................................23

                                                                                                               PAGE
                                                                                                               ----
         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI................................................................28
PRINCIPAL HOLDERS OF SECURITIES..................................................................................28
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................35
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................35
         INVESTMENT MANAGER......................................................................................35
         SUB-ADVISOR.............................................................................................37
         TERM AND TERMINATION OF ADVISORY AGREEMENT
            AND SUB-ADVISORY AGREEMENT...........................................................................?
         DISTRIBUTION SERVICES...................................................................................38
                  RULE 18F-3 PLAN................................................................................39
                  RULE 12B-1 DISTRIBUTION PLANS..................................................................40
         CUSTODIAN...............................................................................................43
         FUND ACCOUNTING SERVICES................................................................................43
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................43
         ADMINISTRATOR...........................................................................................44
AUDITORS.........................................................................................................44
BROKERAGE ALLOCATION.............................................................................................44
CAPITALIZATION AND VOTING RIGHTS.................................................................................45
SPECIAL RIGHTS AND PRIVILEGES....................................................................................47
         AUTOMATIC INVESTMENT METHOD.............................................................................47
         EXCHANGE OF SHARES......................................................................................47
                  INITIAL SALES CHARGE SHARES....................................................................47
         CONTINGENT DEFERRED SALES CHARGE SHARES.................................................................48
                  CLASS A........................................................................................48
                  CLASS B........................................................................................48
                  CLASS C........................................................................................49
                  CLASS I........................................................................................49
                  ALL CLASSES....................................................................................49
         LETTER OF INTENT........................................................................................50
         RETIREMENT PLANS........................................................................................51
                  INDIVIDUAL RETIREMENT ACCOUNTS.................................................................51
                  ROTH IRAs......................................................................................52
                  QUALIFIED PLANS................................................................................53
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT")....54
                  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs.......................................................54
                  SIMPLE PLANS...................................................................................54
         REINVESTMENT PRIVILEGE..................................................................................54
         REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION........................................................55
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................55
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................56
REDEMPTIONS......................................................................................................57
CONVERSION OF CLASS B SHARES.....................................................................................59
NET ASSET VALUE..................................................................................................59
TAXATION.........................................................................................................61

                                       ii

                                                                                                               PAGE
                                                                                                               ----
         OPTIONS, FUTURES AND FOREIGN CURRENCY
            FORWARD CONTRACTS....................................................................................62
         CURRENCY FLUCTUATIONS -- "SECTION 988"
            GAINS OR LOSSES......................................................................................63
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......................................................63
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................................................................64
         DISTRIBUTIONS...........................................................................................65
         DISPOSITION OF SHARES...................................................................................65
         FOREIGN WITHHOLDING TAXES...............................................................................66
         BACKUP WITHHOLDING......................................................................................67
PERFORMANCE INFORMATION..........................................................................................67
                  AVERAGE ANNUAL TOTAL RETURN....................................................................67
                  CUMULATIVE TOTAL RETURN........................................................................71
                  OTHER QUOTATIONS, COMPARISONS AND
                     GENERAL INFORMATION.........................................................................72
FINANCIAL STATEMENTS.............................................................................................72
APPENDIX A.......................................................................................................73
APPENDIX B.......................................................................................................?


                               GENERAL INFORMATION

         The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund commenced operations on April 17, 2000.

         Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. For example, IMI may, in its discretion, employ a given practice, technique for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

         The Fund seeks long-term capital growth. Any income realized will be incidental. The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. Under normal conditions, the Fund invests at least 65% of its assets in equity securities. Although the Fund will not invest more than 25% of its total assets in any one industry and does not expect to focus its investments in a single country, it may at any given time have a significant percentage of its total assets in one or more market sectors and could have a substantial portion of its total assets invested in a particular country.

         The investment approach of Peter Cundill & Associates, Inc., the Fund's sub-advisor ("Cundill" or the "sub-advisor"), is based on a contrarian "value" philosophy. The sub-advisor looks for securities that it believes are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, the sub-advisor focuses on assets, earnings, dividends, prospects and management capabilities of the company. Essentially, the sub-advisor revalues the assets and liabilities of the company to reflect the sub-advisor's estimate of fair value. Securities are purchased where there is a substantial discount of price to the estimate of the company's intrinsic value. Because the approach is to look for undervalued securities, the sub-advisor does not forecast economies or corporate earnings and does not rely on market timing.

         The Fund may invest in warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not invest more than 5% of its total assets in restricted securities.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 -by Standard & Poor's Ratings Group ("S&P"), or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

         The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                      INVESTMENT RESTRICTIONS FOR THE FUND

         The Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i)      purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)    invest in oil, gas and/or mineral exploration or development programs;

(iv) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(v) make investments in securities for the purpose of exercising control over or management of the issuer;

(vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

(viii) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

(ix) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the 1940 Act.

                               RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities shares represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which the Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of equity securities. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying equity securities changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying equity securities increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity securities, although typically not as much as the price of the underlying equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in equity securities of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL- AND MEDIUM-SIZED COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

         The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the

Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although IMI intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

         The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         The Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INVESTMENT CONCENTRATION

         Although the Fund will not invest more than 25% of its total assets in any one industry and does not expect to focus its investments in a single country, it may at any given time have a significant percentage of its total assets in one or more market sectors and could have a substantial portion of its total assets invested in a particular country. If this were to occur, the Fund could experience a wider fluctuation in value than funds with more diversified portfolios.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund was not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Taxation."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, it generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When the Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. The Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         The Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. The Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

         The Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of the Trustees. Information about the Fund's investment manager and other service providers appears in the "Investment Advisory and Other Services" section, below.

TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
                                                                                                Number of             Other
                                          Term of                     Principal                 Portfolios in      Directorships
         Name,            Position(s)     Office and                Occupation(s)               Fund Complex           Held
        Address,          Held with       Length of                 During Past 5               Overseen by             by
        And Age           Fund            Time Served(1)                Years                   Trustee              Trustee
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
James W. Broadfoot (2)    Trustee and       6 years     President and Chief Investment                 16               __
925 South Federal Hwy.    President of                  Officer -- US Equities of IMI;
Boca Raton, FL 33432      Ivy Fund                      Director, Senior Vice President of
Age:  59                                                Mackenzie Investment Management
                                                        Inc.;  Director of Ivy Mackenzie
                                                        Distributors, Inc.; Director of Ivy
                                                        Mackenzie Services Corp.
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Keith J. Carlson (2)      Trustee and       8 years     Director, Chairman and Senior Vice             16               __
925 South Federal Hwy.    Chairman of                   President of IMI; Director, President
Suite 600                 Ivy Fund                      and Chief Executive Officer of
Boca Raton, FL 33432                                    Mackenzie Investment Management Inc.
Age:  45                                                and Ivy Mackenzie Distributors, Inc.;
                                                        Director, President and Chairman of
                                                        Ivy Mackenzie Services Corp.
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Paula Wolfe               Secretary         4 years     Compliance Manager of Mackenzie                16               __
925 South Federal Hwy.                                  Investment Management Inc.; Assistant
Suite 600                                               Secretary of Ivy Fund ; Secretary of
Boca Raton, FL 33432                                    Ivy Mackenzie Distributors, Inc.;
Age: 40                                                 Secretary of Ivy Mackenzie Services
                                                        Corp.
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Beverly J. Yanowitch      Treasurer of      1 year      Vice President, Chief Financial                16               __
925 South Federal Hwy.    Ivy Fund                      Officer and Treasurer of Mackenzie
Suite 600                                               Investment Management, Inc.; Vice
Boca Raton, FL 33432                                    Present and Treasurer of IMI; Senior
Age:  52                                                Vice President and Treasurer of Ivy
                                                        Mackenzie Distributors, Inc. and Ivy
                                                        Mackenzie Services Corp.
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

         The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:

------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
                                                                                                Number of             Other
                                          Term of                     Principal                 Portfolios in      Directorships
         Name,            Position(s)     Office and                Occupation(s)               Fund Complex           Held
        Address,          Held with       Length of                 During Past 5               Overseen by             by
        And Age           Fund            Time Served(1)                Years                   Trustee              Trustee
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
John S. Anderegg, Jr.     Trustee          35 years     Chairman Emeritus, Dynamics Research           16               --
c/o Dynamics Research                                   Corp.; (Defense Contractor)
Corp.
60 Concord Street
Wilmington, MA 01810
Age:   78
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Stanley Channick          Trustee          27 years     Chairman, Scott Management Company;            16               --
20234 Valley Forge Circle                               President, The Channick Group;
King of Prussia, PA                                     President and CEO, The Whitestone
19406                                                   Corporation  (Retired) (2)
Age:   78
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Dr. Roy J. Glauber        Trustee          41 years     Professor of Physics, Harvard                  16               --
Lyman Laboratory of                                     University
Physics
Harvard University
Cambridge, MA 02138
Age:  76
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Joseph G. Rosenthal       Trustee          10 years     Chartered Accountant. Rosenthal &              16               --
925 South Federal                                       Katkauskas (Accountants)
Highway
Suite 600
Boca Raton, FL 33432
Age:  67
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Richard N. Silverman      Trustee          29 years     President, Van Leer USA (Retired)              16          Trustee of
925 South Federal                                       (3); President, Hysil (Retired) (4)                        Boston
Highway                                                                                                            Ballet,
Suite 600                                                                                                          Member
Boca Raton, FL 33432                                                                                               Charitable
Age:  78                                                                                                           Foundation
                                                                                                                   Board and
                                                                                                                   Newton
                                                                                                                   Wellesley
                                                                                                                   Hospital
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
James Brendan Swan        Trustee          10 years     President, Airspray International              16               --
925 South Federal                                       Inc. (5)
Highway
Suite 600
Boca Raton, FL 33432
Age:  71
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------
Edward M. Tighe           Trustee           3 years     Chairman and CEO of JBE Technology             16          Director of
925 South Federal                                       Group, Inc. (6) President of Global                        Hansberger
Highway                                                 Mutual Fund Services Inc.; President                       Institutional
Suite 600                                               & CEO of Global Technology                                 Funds &
Boca Raton, FL  33432                                                                                              Global
Age:  59                                                                                                           Funds Ltd.
------------------------- -------------- -------------- --------------------------------------- ------------------ -------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.

         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
        NAME,               COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
       POSITION                   TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 John S. Anderegg, Jr.           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot              $0                     N/A                     N/A                    $0
(Trustee and President)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Keith J. Carlson               $0                     N/A                     N/A                    $0
 (Trustee and Chairman)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    Stanley Channick             $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
     Roy J. Glauber              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Joseph G. Rosenthal            $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Richard N. Silverman           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    J. Brendan Swan              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Paula Wolfe                  $0                     N/A                     N/A                    $0
 (Assistant Secretary)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch             $0                     N/A                     N/A                    $0
      (Treasurer)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


* The Fund complex consists of Ivy Fund.

         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:


                                             DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE IN ALL FUNDS
                                            EQUITY SECURITIES    OVERSEEN BY THE TRUSTEE IN THE IVY
NAME OF TRUSTEE                                IN THE FUND                   FUND FAMILY
---------------                             ------------------- -------------------------------------

John S. Anderegg, Jr                              $     --                   $144,781
James W. Broadfoot                                      --                    404,680
Keith J. Carlson                                        --                        140
Stanley Channick                                        --                     55,485
Dr. Roy J. Glauber                                      --                    371,607
Joseph G. Rosenthal                                     --                         --
Richard N. Silverman                                    --                    158,140
J. Brendan Swan                                         --                         --
Edward M. Tighe                                     21,306                     21,306


PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI, CUNDILL AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy and Cundill has adopted a Code of Ethics (the "Codes of Ethics") which are each designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel of IMI, IMDI, Cundill and the Trust subject to the Codes of Ethics to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

                                 SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine
E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record

2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record 56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817 (26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

                  IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan,
Attn: Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%).

CLASS B

Of the outstanding Class B shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO:
Katherine P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records
428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record 323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor., New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc. #00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

                  IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302 Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

                  IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

                  IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%);

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

                  IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

                  IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

                  IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box

2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and
Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

                  IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

                  IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC & Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736,
owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co 80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn
Datalynx #00315, PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and FTC & Co Attn Datalynx #00328, PO Box 173736, Denver,
Co 80217-3736, owned of record 51,256.969 (11.44%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

                  IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%)

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

                  IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

                  IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796,

9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B
Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

                  IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

                  IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGER


         IMI, which provides business management and investment advisory services to the Fund, is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre,

447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund, a separate series of Ivy Fund. IMI also currently acts as both manager and investment advisor to the other series of Ivy Fund, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager.


         The Advisory Agreement obligates IMI to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and subject to policy decisions adopted by the Trustees. IMI has delegated to Cundill the primary responsibility for determining which securities the Fund should purchase and sell (see "Sub-Advisor," below.)

         Under the Advisory Agreement, IMI is also obligated to (1) coordinate with the Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities as needed; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in such capacities; and (7) take such other action with respect to the Fund, upon the approval of its trustees, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission (the "SEC") and of state securities commissions and other regulatory agencies.

         The Fund pays IMI a fee for its services under the Advisory Agreement at an annual rate of 1.00% of the Fund's average net assets. From April 17, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31,2001, the Fund paid IMI fees of $5,011 and $10,121, respectively. During the same period, IMI reimbursed Fund expenses in the amount of $86,191 and $127,526, respectively.

         Under the Advisory Agreement, the Trust is also responsible for the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of the Fund relative to funds with similar objectives; (2) the profitability to IMI from its relationship with the Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of the Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to the Fund; and (7) management's soft dollar practices and the use of soft dollars in connection with the Fund, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI is deemed to owe a fiduciary duty to the Fund and approved the investment advisory agreement.

SUB-ADVISOR

         Cundill, a SEC-registered investment advisor located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, CA 93150-0133, serves as sub-advisor to the Fund under an interim sub-advisory agreement with IMI (the "Interim Sub-advisory Agreement"). The Cundill Group, consisting of Cundill, Peter Cundill & Associates (Bermuda) Ltd. ("PCB") and Cundill Investment Research Ltd. ("CIR") operating in Canada, began operations in 1975, and as of February 2002 had approximately $2 billion in assets under management. Pursuant to memoranda of understanding ("MOUs") entered into with both PCB and CIR, Cundill has retained the services of investment professionals from both organizations to provide portfolio management and trading services to its U.S. clients, including the Fund. Pursuant to the MOUs, both PCB and CIR are "participating affiliates" of the sub-advisor, as such term is used by the staff of the Securities and Exchange Commission when allowing U.S. -- registered advisers to use portfolio management and trading resources of unregistered advisory affiliates, subject to the control and supervision of the registered advisor. For its services, Cundill receives a fee from IMI that is equal, on an annual basis, to 0.50% of the Fund's average net assets. Cundill's fee is paid by IMI out of the advisory fees that IMI receives from the Fund. From April 17, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31,2001, IMI paid sub-advisory fees to Cundill in the amount of $2,506 and $5,078, respectively.

         The Advisory Agreement will continue in effect with respect to the Fund from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (other than as Trustees). (See "Capitalization and Voting Rights.")

         The Advisory Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Advisory Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Sub-advisory Agreement will continue in effect with respect to the Fund from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the Sub-advisory Agreement or "interested persons" of any such party (other than as Trustees); and provided that Cundill shall not have notified IMI in writing at least 60 days prior to September 30 of any year that Cundill does not desire such continuance.

         The Sub-advisory Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of the Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by IMI on 30 days' written notice, or by Cundill on 120 days' written notice. The Sub-advisory Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act), or upon the termination of the Advisory Agreement, or if either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations.

         In approving the subadvisory agreement, the Board considered (1) the fees paid by the Fund and the terms of the business management and investment advisory agreement between the Fund and IMI and the subadvisory agreement between IMI and Cundill; (2) the services that IMI performs under the management agreement and the investment advisory services that Cundill performs for the Fund under the subadvisory agreement; and (3) that IMI continues to be ultimately responsible for Cundill's compliance with the Fund's investment objective and policies and applicable securities laws, and is also responsible for the selection of the subadviser and monitoring its performance, as well as the overall success or failure of the Fund.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that Cundill is deemed to owe a fiduciary duty to the Fund and approved the subadvisory agreement.

DISTRIBUTION SERVICES

         Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Fund continuously, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized IMDI to accept purchase and redemption orders on its behalf. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         From April 17, 2000 (Commencement) through December 31, 2000, and the fiscal year ended December 31, 2001, IMDI received from sales of Class A shares $0 and $63, respectively, in sales commissions, of which $0 and $8, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $0 in CDSC's on redemption's of Class B shares of the fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $3 in CDSC's on redemption's of Class C shares of the fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors and filed with the SEC. At meetings held on February 3-4, 2000, the Trustees adopted a Rule 18f-3 plan on behalf of the Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) the Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, the Fund pays to IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, respectively. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of Fund shares, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under the Fund's Class B and Class C Plans, the Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fees compensate IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the

Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees of the Fund shall be committed to the discretion of the then current Independent Trustees.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers banks, investment advisors, financial institutions and other entities for services rendered in the distribution of the Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

          The Class B Plan and underwriting agreement permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. The Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith, so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 2001, the Fund paid IMDI $71 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $1,212 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $40 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of the Fund: advertising $0; printing and mailing of prospective and mailing of prospectuses to person other than current shareholders, $110; compensation to underwriters $0; compensation to dealers, $189; compensation to sale personnel $477; interest, carrying or other financing charges $0; seminars and meeting, $47; travel and entertainment, $71; general and administrative, $75; telephone, $11; and occupancy and equipment rental, $73.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of the Fund: advertising $9; printing and mailing of prospectuses to persons other than current shareholders, $453; compensation to underwriters $0; compensation to dealers, $164; compensation to sales personnel $1,987; interest, carrying or other financing charges $0; seminars and meetings $41; travel and entertainment, $306; general administrative, $310; telephone, $52; and occupancy and equipment rental, $303.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of the Fund: advertising $0; printing and mailing of prospective to person other than current shareholders, $6; compensation to underwriters $0; compensation to dealers, $7; compensation to sales personnel $69; interest, carrying or other financing charges $0; seminars and meetings, $1; travel and entertainment, $11; general and administrative, $9; telephone, $0; and occupancy and equipment rental, $10.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or any Plan is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the Fund's assets. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities. With respect to the Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to the Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. From April 17, 2000 (commencement) through December 31, 2000, and for fiscal year ended December 31, 2001, the Fund paid MIMI $13,677 and $18,626, respectively, under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT


         Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581, is the transfer agent for the Fund. Under the Agreement, the Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. The Fund pays $10.25 per open Class I account. In addition, the Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the period of April 17, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31, 2001, totaled $236 and $826 respectively. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I shares. Such fees and expenses for the period of April 17, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31, 2001, totaled $501 and $1,012, respectively.

         Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of the Fund.

AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Fund. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI and Cundill place orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or Cundill) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or Cundill) believes that a better price and execution are available elsewhere.

         IMI (or Cundill) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI and/or Cundill in servicing all of its accounts. In addition, not all of these services may be used by IMI and/or Cundill in connection with the services it provides to the Fund or the Trust. IMI and/or Cundill may consider sales of shares of other Ivy, IMI or Cundill managed funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI and/or Cundill will not, however, execute brokerage transactions other than at the best price and execution.

         During the period from commencement (April 17, 2000) through December 31, 2000, the Fund paid brokerage commissions of $5,475. For the fiscal year ended December 31, 2001, the Fund paid a total of $7,033 in brokerage commissions with respect to portfolio transactions aggregating $2,188,682. Of such amount, $1,903 in brokerage commissions with respect to portfolio transactions aggregating $490,237 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI and/or Cundill deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Fund consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach an economically viable size. The Trustees have authorized eighteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, and Ivy US Blue Chip Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting them differently, separate votes by the shareholders of the Fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of the Fund of the Trust. If the Trustees of the Trust determine that a matter does not affect the interests of a particular fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund of the Trust, the matter shall have been effectively acted upon with respect to that fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust also provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund.

The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         Information as to how to purchase Fund shares is contained in the Prospectus. The Trust offers (and except as noted below) bears the cost of providing, to investors the following additional rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Fund, whose shares are also distributed by IMDI. These funds are:
Ivy Bond Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other fifteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD


         The Automatic Investment Method, which enables the Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares except Class
I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class Shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery PFPC of telephone instructions or written notice. To use this privilege, please complete Sections 8 and 9 of the Account Application that is included with the Prospectus.


EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of the Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of the Fund made within 30 days of initial purchase. This fee will be retained by the Fund. See "Redemptions" below.

         INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) In certain short-term transactions, Class A shares may also be subject to a fee upon redemption or exchange. See "REDEMPTIONS" below.

         Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

         The Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply on to Class A Shares of the Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than the Fund) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of the Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of the Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to the Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of the Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

                              CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                OF DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------           ------------------------------------------------

First                                              5%
Second                                             4%
Third                                              3%
Fourth                                             3%
Fifth                                              2%
Sixth                                              1%
Seventh and thereafter                             0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I; $10,000 in the case of Advisor Class. See "EXCHANGE OF SHARES" above). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I; $10,000 in the case of Advisor Class).


         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

LETTER OF INTENT


         Reduced sales charges apply to initial investments in Class A shares of the Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. (See the Account Application in the Prospectus.) Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of the Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be backdated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, PFPC will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy (or the Trust) to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of the letter before signing.

RETIREMENT PLANS

         Shares of the Fund may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee             no fee

         Retirement Plan Annual Maintenance Fee      $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes some aspects of the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.


         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Fund may be used as the Funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account. Individuals should consult their tax advisors before investing IRA assets in the Fund if that fund primarily distributes exempt-interest dividends.


         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, for years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (and his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. There are special rules for determining what portion of any distribution is allocable to deductible and to non-deductible contributions. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses, amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAs: Shares of the Fund also may be used as the Funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 per year ($7,000 if 50 or older) or ($3,000 per IRA) ($3,500 per IRA if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000

($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, deductible medical expenses, certain purchases of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Adoption Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Adoption Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.


         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Adoption Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.


         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Code permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Fund in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.


         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE


         Shareholders who have redeemed Class A shares of the Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.


         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of the Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code).

         "Rights of Accumulation" are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above where the aggregate quantity of Class A shares of the Fund and of any other investment company distributed by IMDI previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.


         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.


SYSTEMATIC WITHDRAWAL PLAN


         A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan") by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a Class A, B or C shareholder must have at least $5,000 in his or her account; an Advisor Class shareholder must have at least $10,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.


         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each for Class A, B or C shareholders and at least $250 for Advisor Class shareholders while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.


         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.


GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Fund and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Fund may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Fund reserves the right to change these fees from time to time without advance notice.

         Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC and redemption fee. Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days
(i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, the Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Fund for a period of more than 12 months for Class A, B, C or I shareholders; $10,000 or less for Advisor Class shareholders for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance for Class A, B, C, or I shareholders, and $10,000 balance for Advisor Class shareholders, will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. The Fund may delay for up to seven days delivery of the proceeds of a wire redemption request of $250,000 or more if considered appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of the Fund held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


         The redemption discount may generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund, (c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or (d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.


         However, if Class A shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the Class A shares actually redeemed, Class A shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the Class A shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at their "fair value" as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price their shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Fund. The Fund is not managed for tax-efficiency.

         The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. the Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING


         The Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of the Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:            P    =  a hypothetical initial payment of $1,000 to
                                   purchase shares of a specific class

                           T    =  the average annual total return of shares
                                   of that class

                           n    =  the number of years

                           ERV  =  the ending redeemable value of a
                                   hypothetical $1,000 payment made at
                                   the beginning of the period.

         For purposes of the above computation for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Advisor Class shares of the Fund for the periods indicated. In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.


----------------------------------------------------------------------------------------------------------------------------------
                                                       STANDARD RETURN[*]
----------------------------------------------------------------------------------------------------------------------------------
                               CLASS A[1]       CLASS B[2]           CLASS C[3]          CLASS I[4]            ADVISOR CLASS[5]
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Year ended December 31,
2001                               N/A                  N/A                 N/A                  N/A                (2.13)%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Return after taxes on
distributions ***                  N/A                  N/A                 N/A                  N/A                (8.88)%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Return after taxes on
distributions and sale
of Fund shares ***                 N/A                  N/A                 N/A                  N/A                (6.86)%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Inception [#] to year
ended December 31, 2001
[9]                              (7.70)%               1.91%               3.44%                 N/A                 1.42%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Return after taxes on
distributions ***                  N/A                  N/A                 N/A                  N/A                (3.54)%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------
Return after taxes on
distributions and sale
of Fund shares ***                 N/A                  N/A                 N/A                  N/A                (3.00)%
-------------------------- -------------------- -------------------- ------------------- --------------------- -------------------



------------------------------------------------------------------------------------------------------------------------------
                                                   NON-STANDARD RETURN[**]
------------------------------------------------------------------------------------------------------------------------------
                          CLASS A[6]       CLASS B[7]           CLASS C[8]           CLASS I[4]           ADVISOR CLASS[5]
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Year ended
December 31, 2001             N/A                  N/A                  N/A                  N/A                (2.13)%
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Inception [#] to
year ended December
31, 2001 [9]                (2.07)%               6.91%                4.44%                 N/A                 1.42%
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------

                  [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

                  [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

                  [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

                  [#] The inception date for the Class A shares of Fund was September 4, 2001; the inception date for the Class B shares of the Fund was September 26, 2001. The inception date for Class C shares of the Fund was October 19, 2001; the inception date for Advisor Class shares was April 17, 2000.

                  [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 would have been (16.27)%.

                  [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 would have been (7.41)%.

                  [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 would have been (5.50)%.

                  [4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the periods indicated.

                  [5] Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (11.45)% and (10.53)%, respectively.

                  [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 would have been (11.02)%.

                  [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 would have been (2.72)%.

                  [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 would have been (4.55)%.

                  [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of the Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:   C     =   cumulative total return

                  P     =   a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                  ERV   =   ending redeemable value: ERV is
                            the value, at the end of the
                            applicable period, of a hypothetical
                            $1,000 investment made at the
                            beginning of the applicable period.

                  The following table summarizes the calculation of Cumulative Total Return for the Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.


                          ONE YEAR               SINCE INCEPTION[*]
                          --------               ------------------

Class A                            N/A                  (7.70)%
Class B                            N/A                   1.91%
Class C                            N/A                   3.44%
Advisor Class                    (2.13)%                 2.43%

                  The following table summarizes the calculation of Cumulative Total Return for the Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                          ONE YEAR               SINCE INCEPTION[*]
                          --------               ------------------

Class A                            N/A                  (2.07)%
Class B                            N/A                   6.91%
Class C                            N/A                   4.44%
Advisor Class                    (2.13)%                 2.43%

---------------------------

[*] The inception date for the Fund (Class A shares) was September 4, 2001; the inception date for the Class B shares of the Fund was September 26, 2001. The inception date for Class C shares of the Fund was October 19, 2001; the inception date for Advisor Class shares was April 17, 2000.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding the Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         The Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         The Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the period from April 17, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31, 2001, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in the Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                           IVY DEVELOPING MARKETS FUND
                         IVY EUROPEAN OPPORTUNITIES FUND
                                 IVY GLOBAL FUND
                        IVY GLOBAL NATURAL RESOURCES FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                          IVY INTERNATIONAL VALUE FUND
                         IVY PACIFIC OPPORTUNITIES FUND
                                    series of


                                    IVY FUND
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                 --------------
                                 April 30, 2002

         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C and Advisor Class shares of the eight Funds listed above, and to the Class I shares of Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, and Ivy International Value Fund (each a "Fund" and, collectively, the "Funds"). The other eight portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 30, 2002, as may be supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         Each Fund's Annual Report to shareholders, dated December 31, 2001 (each an "Annual Report"), is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER


                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR


                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111


                               INVESTMENT ADVISOR
                     (for Ivy Global Natural Resources Fund)

                     Mackenzie Financial Corporation ("MFC")
                              150 Bloor Street West
                                    Suite 400
                                Toronto, Ontario
                                  CANADA M5S3B5
                            Telephone: (416) 922-5322

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS................................................................1
         IVY DEVELOPING MARKETS FUND..............................................................................2
         IVY EUROPEAN OPPORTUNITIES FUND..........................................................................5
         IVY GLOBAL FUND..........................................................................................8
         IVY GLOBAL NATURAL RESOURCES FUND.......................................................................11
         IVY GLOBAL SCIENCE & TECHNOLOGY FUND....................................................................14
         IVY INTERNATIONAL SMALL COMPANIES FUND .................................................................17
         IVY INTERNATIONAL VALUE FUND............................................................................20
         IVY PACIFIC OPPORTUNITIES FUND..........................................................................23
RISK CONSIDERATIONS..............................................................................................26
         EQUITY SECURITIES.......................................................................................26
         CONVERTIBLE SECURITIES..................................................................................27
         SMALL COMPANIES.........................................................................................27
         INITIAL PUBLIC OFFERINGS................................................................................28
         NATURAL RESOURCES AND PHYSICAL COMMODITIES..............................................................28
         DEBT SECURITIES.........................................................................................29
         ILLIQUID SECURITIES.....................................................................................32
         FOREIGN SECURITIES......................................................................................33
         DEPOSITORY RECEIPTS.....................................................................................34
         EMERGING MARKETS........................................................................................34
         SECURITIES ISSUED IN PACIFIC REGION COUNTRIES...........................................................35
         FOREIGN SOVEREIGN DEBT OBLIGATIONS......................................................................36
         BRADY BONDS.............................................................................................37
         FOREIGN CURRENCIES......................................................................................37
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................................................................38
         OTHER INVESTMENT COMPANIES..............................................................................39
         REPURCHASE AGREEMENTS...................................................................................39
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................39
         COMMERCIAL PAPER........................................................................................40
         BORROWING...............................................................................................40
         WARRANTS................................................................................................40
         REAL ESTATE INVESTMENT TRUSTS (REITs)...................................................................41
         OPTIONS TRANSACTIONS....................................................................................42
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................44
         SECURITIES INDEX FUTURES CONTRACTS......................................................................47
         COMBINED TRANSACTIONS...................................................................................49
         LENDING OF PORTFOLIO SECURITIES.........................................................................49
PORTFOLIO TURNOVER...............................................................................................50
TRUSTEES AND OFFICERS............................................................................................50
PRINCIPAL HOLDERS OF SECURITIES..................................................................................55
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................62
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................62
         DISTRIBUTION SERVICES...................................................................................66

                                                                                                                PAGE
                                                                                                                ----
         CUSTODIAN...............................................................................................76
         FUND ACCOUNTING SERVICES................................................................................76
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................77
         ADMINISTRATOR...........................................................................................77
         AUDITORS................................................................................................78
BROKERAGE ALLOCATION.............................................................................................78
CAPITALIZATION AND VOTING RIGHTS.................................................................................80
SPECIAL RIGHTS AND PRIVILEGES....................................................................................82
         AUTOMATIC INVESTMENT METHOD.............................................................................82
         EXCHANGE OF SHARES......................................................................................83
         CONTINGENT DEFERRED SALES CHARGE SHARES.................................................................84
         LETTER OF INTENT........................................................................................86
         RETIREMENT PLANS........................................................................................87
         REINVESTMENT PRIVILEGE..................................................................................90
         RIGHTS OF ACCUMULATION..................................................................................91
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................91
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................92
REDEMPTIONS......................................................................................................93
CONVERSION OF CLASS B SHARES.....................................................................................95
NET ASSET VALUE..................................................................................................95
TAXATION.........................................................................................................97
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.................................................98
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..................................................99
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......................................................99
         DEBT SECURITIES ACQUIRED AT A DISCOUNT.................................................................100
         DISTRIBUTIONS..........................................................................................101
         DISPOSITION OF SHARES..................................................................................101
         FOREIGN WITHHOLDING TAXES..............................................................................102
         BACKUP WITHHOLDING.....................................................................................103
PERFORMANCE INFORMATION.........................................................................................103
FINANCIAL STATEMENTS............................................................................................135
APPENDIX A......................................................................................................136



                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Pacific Opportunities Fund commenced operations (Class A and Class B shares) on October 22, 1993; the inception dates for the Fund's Class C and Advisor Class shares were April 30, 1996 and February 10, 1998, respectively. Ivy Developing Markets Fund commenced operations (Class A and Class B shares) on November 1, 1994; the inception dates for the Fund's Class C and Advisor Class shares were April 30, 1996 and April 30, 1998, respectively. Ivy European Opportunities Fund commenced operations on May 3, 1999 (all Classes). Ivy Global Fund commenced operations (Class A shares) on April 18, 1991; the inception dates for the Fund's Class B, Class C and Advisor Class shares were April 1, 1994, April 30, 1996 and April 30, 1998, respectively. Ivy Global Natural Resources Fund and Ivy International Small Companies Fund commenced operations on January 1, 1997 (Class A, Class B and Class C shares); the inception dates for the Funds' Advisor Class shares were April 8, 1999 and July 1, 1999, respectively. Ivy Global Science & Technology Fund commenced operations on July 22, 1996 (Class A, Class B and Class C shares); the inception date for the Fund's Advisor Class shares was April 15, 1998. Ivy International Value Fund commenced operations on May 13, 1997 (Class A, Class B and Class C shares); the inception date for the Fund's Advisor Class shares was February 23, 1998. Each Fund is governed by a Board of Trustees (the "Board"), responsible for supervision and management of the Fund.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

               INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standards shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY DEVELOPING MARKETS FUND

         Ivy Developing Markets Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter of companies that are located in, or expected to profit from, countries whose markets are generally viewed as "developing" or "emerging" by the World Bank and the International Finance Corporation, or classified as "emerging" by the United Nations.

         The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

         For purposes of capital appreciation, Ivy Developing Markets Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

         The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the Investment Company Act of 1940, as amended, (the "1940 Act"), but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY DEVELOPING MARKETS FUND

         Ivy Developing Markets Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY DEVELOPING MARKETS FUND

         Unless otherwise indicated, Ivy Developing Markets Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest in companies for the purpose of exercising control of management;

         (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

         (v) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

         (vii)    purchase securities on margin;

         (viii) sell securities short except for short sales "against the box"; or

         (ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act a brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restrictions (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY EUROPEAN OPPORTUNITIES FUND

         The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe. The Fund's subadvisor, Henderson Investment Management Limited ("Henderson"), will invest the Fund's assets in the securities of European companies, including those companies operating in the emerging markets of Europe and small capitalization companies operating in the developed markets of Europe. The Fund may also invest in larger capitalization European companies and European companies which have been subject to special circumstances, e.g., privatized companies or companies which provide exceptional value. Although the majority of the Fund's assets will be invested in equity securities, the Fund may also invest in cash, short-term or long-term fixed income securities issued by corporations and governments of Europe if considered appropriate in relation to the then current economic or market conditions in any country. Investments made by the Fund may include securities issued pursuant to initial public offerings ("IPO").

         The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which include (a) large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings); (b) small and mid-capitalization companies in the more developed markets of Europe; and (c) companies operating in Europe's emerging markets. The Fund may engage in short-term trading. The Fund may also invest in sponsored or unsponsored ADRs, EDRs, GDRs, ADSs, EDSs and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

         The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by Henderson to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

         For temporary defensive purposes or when Henderson believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, considered by Henderson to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper.

         The Fund may borrow money in accordance with the provisions of the 1940 Act. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

         For hedging purposes, the Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls.

         For hedging purposes only, the Fund may engage in transactions in (and options on) stock index, interest rate and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

         Ivy European Opportunities Fund's investment objective, as set forth in the Prospectus under "Investment Objective and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

         Ivy European Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadvisor's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

         (ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

         (iii)    purchase or sell real estate limited partnership interests;

         (iv) sell securities short, except for short sales "against the box";

         (v) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadvisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         (vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         (vii) make investments in securities for the purpose of exercising control over or management of the issuer; or

         (viii) invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

IVY GLOBAL FUND

         Ivy Global Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

         The Fund may invest up to 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities. The Fund may not invest more than 5% of its total assets in restricted securities.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may also write and buy straddles and spreads. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL FUND

         Ivy Global Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GLOBAL FUND

         Ivy Global Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i)      purchase or sell real estate limited partnership interests;

         (ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

         (iii) invest in oil, gas and/or mineral exploration or development programs;

         (iv) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         (v) make investments in securities for the purpose of exercising control over or management of the issuer;

         (vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of IMI for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         (vii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

         (viii) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the U.S. securities laws; or

         (ix) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions of the 1940 Act and rules thereunder.

         The Fund does not interpret fundamental restriction (v) to prohibit investment in real estate investment trusts.

IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

         The Fund's investment advisor is MFC. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

         MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

         For temporary defensive purposes, Ivy Global Natural Resources Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940

Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

         For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy puts, calls, straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI and (b) commodities relating to natural resources, as described in the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

         Ivy Global Natural Resources Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

         (iii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

         (iv) invest in interests in oil, gas and/or mineral exploration or development programs;

         (v) sell securities short, except for short sales "against the box;"

         (vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

         (vii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         (viii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

         (ix) make investments in securities for the purpose of exercising control over or management of the issuer.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

         Ivy Global Science & Technology Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common, preferred stock and securities convertible into common stock) of companies throughout the world that are expected to profit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation. Investments made by the Fund may include securities issued pursuant to IPOs. The Fund may also engage in short-term trading.

         Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) in other investment companies in accordance with the provisions of the 1940 Act and
(ii) up to 15% of its net assets in illiquid securities.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Science & Technology Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

         The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND

         Ivy Global Science & Technology Fund's investment objective, as set forth in the "Summary" section of the Prospectus, and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND

         Ivy Global Science & Technology Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest in companies for the purpose of exercising control or management;

         (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (iv) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (v) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.

         (vi)     purchase securities on margin;

         (vii) sell securities short, except for short sales "against the box"; or

         (viii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL SMALL COMPANIES FUND

         Ivy International Small Companies Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund's sub-advisor, Henderson Investment Management Limited ("Henderson") will invest at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $2 billion at initial purchase. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that Henderson considers in determining the appropriate distribution of investments among various countries and regions include: prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. Individual securities are selected based largely on prospects for earnings growth. The Fund may purchase securities issued pursuant to IPOs. The Fund may engage in short-term trading.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by Henderson to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         For temporary or emergency purposes, Ivy International Small Companies Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL SMALL COMPANIES FUND

         Ivy International Small Companies Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL SMALL COMPANIES FUND

         Ivy International Small Companies Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i)      purchase or sell real estate limited partnership interests;

         (ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

         (iii) invest in oil, gas and/or mineral exploration or development programs;

         (iv) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

         (vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

         (vii) sell securities short, except for short sales "against the box;"

         (viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         (ix) make investments in securities for the purpose of exercising control over or management of the issuer; or

         (x) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund's principal investment objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

         Ivy International Value Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest in companies for the purpose of exercising control of management;

         (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (iv) sell securities short, except for short sales "against the box;"

         (v) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.

         (vi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

         (vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

         (viii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder.

         Ivy International Value Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

IVY PACIFIC OPPORTUNITIES FUND

         The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, which for purposes of this SAI is defined to include Australia, Bangladesh, Brunai, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Pacific region issuers include: (a) securities of companies organized under the laws of a Pacific region country or whose principal securities trading market is in the Pacific region; (b) securities that are issued or guaranteed by the government of a Pacific region country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

         The Fund may participate in markets throughout the Pacific region, and it is expected that the Fund will be invested at all times in at least three Pacific region countries. Although it is permitted to, the Fund does not currently anticipate investing in Japan. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

         The Fund may invest up to 35% of its assets in investment-grade debt securities (i.e., those rated in the four highest rating categories used by Moody's or S&P of government or corporate issuers in emerging market countries, equity securities and investment-grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs), and Global Depository Shares ("GDSs), warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may write or buy straddles or spreads. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

         Ivy Pacific Opportunities Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

         Ivy Pacific Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest in companies for the purpose of exercising control of management;

         (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

         (v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (vi) borrow money, except for temporary purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

         (vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         (viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

         (ix) sell securities short, except for short sales "against the box"; or

         (x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

                               RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

NATURAL RESOURCES AND PHYSICAL COMMODITIES

         Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

         Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also,

Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Certain of the Funds use such investment techniques in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. In either instance, a Fund will maintain in a segregated account with its Custodian, cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

         Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

SECURITIES ISSUED IN PACIFIC REGION COUNTRIES

         Certain Pacific region countries in which Ivy Pacific Opportunities Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

         Investing in securities of issuers in Pacific region countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Pacific region securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

         Certain Pacific region countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

         The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

         Securities exchanges, issuers and broker-dealers in some Pacific region countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Pacific region securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of a Fund's investments.

FOREIGN SOVEREIGN DEBT OBLIGATIONS

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

         Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

         Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITs)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through certain Funds, a shareholder will bear not only his or her proportionate share of the expenses of each Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund (except Ivy Global Natural Resources Fund) may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

LENDING OF PORTFOLIO SECURITIES

         To enhance the return on its portfolio, each Fund has entered into a securities lending program that is operated by a securities lending agent. Under the program, a Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of the Fund's total assets) to certain securities firms and financial institutions, provided that each loan is secured by collateral having a market value at least equal to 100% of the market value of the loaned securities, either in the form of cash (including U.S. dollar and non-U.S. dollar currency) or securities issued or fully guaranteed by the United States government or any agency or instrumentality thereof. Pursuant to an agreement with the Fund, the lending agent will indemnify the Fund against borrower default. Each loan is terminable on demand, and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may use or invest any cash collateral at its own risk and for its own benefit. The Fund will pay the borrower a predetermined fee or rebate for each loan of securities. Under the program, the Fund may terminate a loan at any time in order to exercise voting rights with respect to a material event affecting the issuer of loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of, among other things, the possibility of loss to the Fund due to: (i) the delay or default by a borrower of its obligation to return the loaned securities or (ii) a loss of rights in the collateral should a borrower fail financially.

                               PORTFOLIO TURNOVER

Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The portfolio turnover rate for Ivy Developing Markets Fund was significantly lower in 2001 than it was in 2000 because 2000 experienced an infusion of assets as a result of the merger of Ivy South America Fund into Ivy Developing Markets Fund and portfolio trading activity in 2000 was heavy as compared to 2001, due in part, to realign the merged portfolio. The portfolio turnover rate for Ivy Global Science and Technology Fund was significantly higher in 2001 than it was in 2000 because of the decrease in assets compounded by the increase in portfolio trading activity in 2001 compared to 2000.

                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

----------------------- -------------- ----------- ------------------------------------------ ----------- ------------
        Name,           Position(s)     Term of                    Principal                                 Other
       Address,         Held           Office and                Occupation(s)                Number of   Directorships
       And Age          with           Length of                 During Past 5                Portfolios    Held by
                        Fund           Time                          Years                    in Fund       Trustee
                                       Served (1)                                             Complex
                                                                                              Overseen
                                                                                              by Trustee
----------------------- -------------- ----------- ------------------------------------------ ----------- ------------
James W. Broadfoot (2)  Trustee         6 years    President and Chief Investment Officer         16          __
925 South Federal Hwy.  and                        -- US Equities of IMI; Director, Senior
Suite 600               President                  Vice President of Mackenzie Investment
Boca Raton, FL 33432    of Ivy                     Management Inc.;  Director of Ivy
Age:  59                Fund                       Mackenzie Distributors, Inc.; Director
                                                   of Ivy Mackenzie Services Corp.
----------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Keith J. Carlson (2)                    8 years    Director, Chairman and Senior Vice             16          __
925 South Federal Hwy.  Trustee                    President of IMI; Director, President
Suite 600               and                        and Chief Executive Officer of Mackenzie
Boca Raton, FL 33432    Chairman                   Investment Management Inc. and Ivy
Age:  45                of Ivy                     Mackenzie Distributors, Inc.; Director,
                        Fund                       President and Chairman of Ivy Mackenzie
                                                   Services Corp.
----------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Paula Wolfe                             4 years    Compliance Manager of Mackenzie                16          __
925 South Federal Hwy.  Secretary                  Investment Management Inc.; Assistant
Suite 600                                          Secretary of Ivy Fund ; Secretary of Ivy
Boca Raton, FL 33432                               Mackenzie Distributors, Inc.; Secretary
Age: 40                                            of Ivy Mackenzie Services Corp.
----------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Beverly J. Yanowitch                     1 year    Vice President, Chief Financial Officer        16          __
925 South Federal Hwy.  Treasurer                  and Treasurer of Mackenzie Investment
Suite 600               of Ivy                     Management, Inc.; Vice Present and
Boca Raton, FL 33432      Fund                     Treasurer of IMI; Senior Vice President
Age:  52                                           and Treasurer of Ivy Mackenzie
                                                   Distributors, Inc. and Ivy Mackenzie
                                                   Services Corp.
----------------------- -------------- ----------- ------------------------------------------ ----------- ------------


(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

         The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:

--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
          Name,              Position(s)    Term of                    Principal                  Number of      Other
         Address,             Held with    Office and                Occupation(s)                Portfolios  Directorships
         And Age                Fund       Length of                 During Past 5                in Fund       Held by
                                           Time                          Years                    Complex       Trustee
                                           Served (1)                                             Overseen
                                                                                                  by Trustee
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
John S. Anderegg, Jr.       Trustee        35 years    Chairman Emeritus, Dynamics Research       16               --
c/o Dynamics Research                                  Corp.; (Defense Contractor)
Corp.
60 Concord Street
Wilmington, MA 01810
Age:   78
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Stanley Channick            Trustee        27 years    Chairman, Scott Management Company;        16               --
20234 Valley Forge Circle                              President, The Channick Group; President
King of Prussia, PA 19406                              and CEO, The Whitestone Corporation
Age:   78                                              (Retired) (2)
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Dr. Roy J. Glauber          Trustee        41 years    Professor of Physics, Harvard University   16               --
Lyman Laboratory of
Physics
Harvard University
Cambridge, MA 02138
Age:  76
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Joseph G. Rosenthal         Trustee        10 years    Chartered Accountant. Rosenthal &          16               --
925 South Federal Highway                              Katkauskas (Accountants)
Suite 600
Boca Raton, FL 33432
Age:  67
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Richard N. Silverman        Trustee        29 years    President, Van Leer USA (Retired) (3);     16          Trustee of
925 South Federal Highway                              President, Hysil (Retired) (4)                           Boston
Suite 600                                                                                                       Ballet,
Boca Raton, FL 33432                                                                                            Member
Age:  78                                                                                                      Charitable
                                                                                                              Foundation
                                                                                                               Board and
                                                                                                                Newton
                                                                                                               Wellesley
                                                                                                               Hospital
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
James Brendan Swan          Trustee        10 years    President, Airspray International Inc.     16               --
925 South Federal Highway                              (5)
Suite 600
Boca Raton, FL 33432
Age:  71
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------
Edward M. Tighe             Trustee        3 years     Chairmand and CEO of JBE Technology        16           Director
925 South Federal Highway                              Group, Inc. (6) President of Global                        of
Suite 600                                              Mutual Fund Services Inc.; President &                 Hansberger
Boca Raton, FL  33432                                  CEO of Global Technology                               Institutional
Age:  59                                                                                                        Funds &
                                                                                                                Global
                                                                                                              Funds Ltd.
--------------------------- -------------- ----------- ------------------------------------------ ----------- ------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.

         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.



                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 John S. Anderegg, Jr.
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot
(Trustee and President)            $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Keith J. Carlson
 (Trustee and Chairman)            $0                     N/A                     N/A                   $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Stanley Channick
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
     Roy J. Glauber
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Joseph G. Rosenthal
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Richard N. Silverman
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    J. Brendan Swan
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Paula Wolfe
 (Assistant Secretary)             $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch
      (Treasurer)                  $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


* The Fund complex consists of Ivy Fund.

         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

                                                DOLLAR RANGE OF
                             DOLLAR RANGE OF         EQUITY                             DOLLAR RANGE OF
                                  EQUITY         SECURITIES IN                         EQUITY SECURITIES      DOLLAR RANGE OF
                              SECURITIES IN       IVY EUROPEAN      DOLLAR RANGE OF      IN IVY GLOBAL      EQUITY SECURITIES IN
                              IVY DEVELOPING     OPPORTUNITIES     EQUITY SECURITIES   NATURAL RESOURCES    IVY GLOBAL SCIENCE &
NAME OF TRUSTEE                MARKET FUND            FUND         IN IVY GLOBAL FUND         FUND             TECHNOLOGY FUND
---------------               --------------      ------------     ------------------  -----------------   -------------------
John S. Anderegg, Jr              $     --           $     --            $     --            $     --              $     --
James W. Broadfoot                      --             62,182                  --                  --                    --
Keith J. Carlson                        --                 --                  --                  --                    --
Stanley Channick                        --                 --                  --                  --                    --
Dr. Roy J. Glauber                      --            277,673                  --                  --                 6,407
Joseph G. Rosenthal                     --                 --                  --                  --                    --
Richard N. Silverman                 7,205             82,444                  --                  --                 7,512
J. Brendan Swan                         --                 --                  --                  --                    --
Edward M. Tighe                         --                 --                  --                  --                    --




                                                    DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY   EQUITY SECURITIES     DOLLAR RANGE OF
                            SECURITIES IN IVY          IN IVY           EQUITY SECURITIES    AGGREGATE DOLLAR RANGE IN ALL FUNDS
                           INTERNATIONAL SMALL       INTERNATIONAL        IN IVY PACIFIC      OVERSEEN BY THE TRUSTEE IN THE IVY
NAME OF TRUSTEE              COMPANIES FUND          VALUE FUND        OPPORTUNITIES FUND                FUND FAMILY
---------------         ------------------------  -------------------  --------------------  -----------------------------------
John S. Anderegg, Jr            $      --              $      --              $     --                   $144,781
James W. Broadfoot                     --                     --                    --                    404,680
Keith J. Carlson                       --                     --                    --                        140
Stanley Channick                       --                     --                    --                     55,485
Dr. Roy J. Glauber                     --                     --                    --                    371,607
Joseph G. Rosenthal                    --                     --                    --                         --
Richard N. Silverman                   --                     --                 7,940                    158,140
J. Brendan Swan                        --                     --                    --                         --
Edward M. Tighe                        --                     --                    --                     21,306


         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI, HENDERSON, MFC AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy, MFC has adopted a Business Conduct Policy for Officers, Directors and Access Persons and Henderson has incorporated a code of ethics into its Compliance and Procedures Manual (the "Codes of Ethics") which are each designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel of IMI, IMDI, Henderson, MFC and the Trust subject to the Codes of Ethics to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

                                 SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

                  CLASS A

Of the outstanding Class A shares of:

         IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine

E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record 2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

         IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

         IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

         IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record 56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

         IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817 (26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

         IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

         IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

         IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

         IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan, Attn:
Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%).

CLASS B

Of the outstanding Class B shares of:

         IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

         IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO: Katherine
P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira
Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records 428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record
323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

         IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

         IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

         IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

         IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

         IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

         IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

         IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

         IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

         IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

         IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

         IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

         IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

         IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

         IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

         IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

         IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333
West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor., New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

         IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

         IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

         IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc. #00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

         IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

         IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

         IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

         IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT
Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302 Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

         IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

         IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

         IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

         IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

         IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

         IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc., Attn:
Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

         IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City,

NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

         IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

         IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

         IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

         IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC
& Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736, owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co
80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn Datalynx #00315,
PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and
FTC & Co Attn Datalynx #00328, PO Box 173736, Denver, Co 80217-3736, owned of record 51,256.969 (11.44%);

         IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

         IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%);

         IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

         IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc., Attn:
Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

         IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%),

         IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

         IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc., Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

         IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES


         IMI provides both business management and investment advisory services to the Funds, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager. IMI is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a wholly-owned Subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and provides investment advisory services for Ivy Global Natural Resources Fund. IMI also currently acts as manager and investment advisor to the other series of Ivy Fund.


         Henderson Investment Management Limited ("Henderson"), 4 Broadgate, London, England EC2M 2DA, serves as subadvisor to Ivy European Opportunities Fund and Ivy International Small Companies Fund. For its services, Henderson receives a fee from IMI that is equal, on an annual basis, to 0.22% of each Fund's average net assets. Henderson is a wholly owned subsidiary of Henderson plc, located at the same address as Henderson. Henderson plc is a wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located at AMP Building, 24th Floor, 33 Alfred Street, Sydney, New South Wales 2000 Australia.

         From February 1, 1999 to November 6, 2000, Henderson served as subadvisor with respect to 50% of the net assets of Ivy International Small Companies Fund. Since November 7, 2000, Henderson has served as subadvisor with respect to 100% of the net assets of Ivy International Small Companies Fund. For its services, Henderson receives a fee from IMI that is equal, on an annual basis, to 0.22% of that portion of the Fund's assets that Henderson manages.

         Ivy Global Natural Resources Fund pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of the Fund's average net assets. For investment advisory services, Ivy Global Natural Resources Fund pays MFC, through IMI, a monthly fee at an annual rate of 0.50% of its average net assets.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Global Natural Resources Fund paid IMI fees of $35,984, $42,385 and $62,113, respectively. During the fiscal years ended December 31, 1999, 2000 and 2001, IMI reimbursed Fund expenses in the amount of $170,530, $190,682 and $181,477, respectively. During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid MFC fees of $35,984, $42,385 and $62,113, respectively.

         Ivy European Opportunities Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $250 million I-n average net assets, 0.85% on the next $250 million in average net assets, and 0.75% on average net assets over $500 million.

         Each other Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Developing Markets Fund paid IMI fees of $152,772, $147,842 and $69,023, respectively. During the fiscal years ended December 31, 1999, 2000 and 2001, IMI reimbursed Fund expenses of $149,367, $204,372 and $148,768, respectively.

         During the period from commencement (May 3, 1999) through December 31, 1999 and the fiscal years ended December 31, 2000, Ivy European Opportunities Fund paid IMI fees of $27,735, $1,937,417 and $1,325,025, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $107,722, $0 and $19,587, respectively. During the same periods, IMI paid subadvisory fees to Henderson in the amount of $14,286, $361,694 and $291,013, respectively.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Global Fund paid IMI fees of $202,715, $163,977 and $97,794, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $120,751, $153,851 and $202,092, respectively.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Global Science & Technology Fund paid IMI fees of $466,093, $1,119,519 and $415,731, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $106,670, respectively.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy International Small Companies Fund paid IMI fees of $28,729, $109,655, and $172,723, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $178,983, $167,518 and $156,893, respectively. During the period from February 1, 2000 to December 31, 2000 and the fiscal years ended December 31, 2000 and 2001, IMI paid subadvisory fees to Henderson in the amount of $5,451, $14,394 and $37,923, respectively.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy International Value Fund paid IMI fees of $1,533,107, $1,496,637 and $965,448, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $226,984, $274,726 and $369,480, respectively.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Pacific Opportunities Fund paid IMI fees of $191,792, $183,267 and $131,439, respectively. During the fiscal years ended December 31, 1999, 2000 and 2001, IMI reimbursed Fund expenses of $125,910, $172,025 and $178,508, respectively.

         Under the Agreements, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         With respect to all Funds, IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Value Fund) of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

         The Agreements may be terminated with respect to a Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. Each Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of each Fund relative to funds with similar objectives; (2) the profitability to IMI, and to MFC in the case of Ivy Global Natural Resources Fund, from its relationship with each Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of each Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, and MFC in the case of Ivy Global Natural Resources Fund, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to each Fund; and (7) management's soft dollar practices and the use of soft dollars in connection with the Funds, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI, and MFC in the case of Ivy Global Natural Resources Fund, is deemed to owe a fiduciary duty to each Fund and approved the investment advisory agreement.

         In approving the subadvisory agreement, the Board considered (1) the fees paid by Ivy European Opportunities Fund and Ivy International Small Companies Fund and the terms of the business management and investment advisory agreement between the Funds and IMI and the subadvisory agreement between IMI and Henderson; (2) the services that IMI performs under the management agreement and the investment advisory services that Henderson performs for the Funds under the subadvisory agreement; and (3) that IMI continues to be ultimately responsible for Henderson's compliance with each Fund's investment objective and policies and applicable securities laws, and is also responsible for the selection of the subadviser and monitoring its performance, as well as the overall success or failure of each Fund.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that Henderson is deemed to owe a fiduciary duty to each Fund and approved the subadvisory agreement.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of each Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Developing Markets Fund $15,886, $4,060 and $1,571, respectively, in sales commissions, of which $2,205, $498 and $247, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $12,592 in CDSCs on redemptions of Class B shares of Ivy Developing Markets Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $139 in CDSCs on redemptions of Class C shares of Ivy Developing Markets Fund.

         During the fiscal years ended December 31, 2000 and 2001, IMDI received from sales of Class A shares of Ivy European Opportunities Fund $2,617,198 and $47,617, respectively in sales commissions, of which $301,849 and $7,323, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $142,123 in CDSCs on redemptions of Class B shares of Ivy European Opportunities Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $89,504 in CDSCs on redemptions of Class C shares of Ivy European Opportunities Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Global Fund $8,985, $7,354 and $2,842, respectively, in sales commissions, of which $1,782, $1,131 and $452, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $9,085 in CDSCs on redemptions of Class B shares of Ivy Global Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $8 in CDSCs on redemptions of Class C shares of Ivy Global Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Global Natural Resources Fund $5,378, $7,913 and $57,517, respectively, in sales commissions, of which $596, $858 and $8,048, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2000, IMI on behalf of IMDI received $7,107 in CDSCs on redemptions of Class B shares of Ivy Global Natural Resources Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $23,425 in CDSCs on redemptions of Class C shares of Ivy Global Natural Resources Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Global Science & Technology Fund $117,902, $404,324 and $71,362, respectively, in sales commissions, of which $14,767, $54,216 and $10,413, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $23,360 in CDSCs on redemptions of Class B shares of Ivy Global Science & Technology Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $4,974 in CDSCs on redemptions of Class C shares of Ivy Global Science & Technology Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy International Small Companies Fund $2,271, $140,497 and $12,188, respectively, in sales commissions, of which $268, $17,200 and $2,017, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $9,996 in CDSCs on redemptions of Class B shares of Ivy International Small Companies Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $4,352 in CDSCs on redemptions of Class C shares of Ivy International Small Companies Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy International Value Fund $189,094, $82,407 and $6,229, respectively, in sales commissions, of which $17,300, $3,791 and $883, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $115,406 in CDSCs on redemptions of Class B shares of Ivy International Value Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $48,813 in CDSCs on redemptions of Class C shares of Ivy International Value Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Pacific Opportunities Fund $24,061, $25,351 and $4,599, respectively, in sales commissions, of which $3,501, $4,040 and $674, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $12,328 in CDSCs on redemptions of Class B shares of Ivy Pacific Opportunities Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $149 in CDSCs on redemption of Class C shares of Ivy Pacific Opportunities Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

         RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the then current Independent Trustees.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

         The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 2001, Ivy Developing Markets Fund paid IMDI $7,061 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 Ivy Developing Markets Fund paid IMDI $31,620 pursuant to its

Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $8,239 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Developing Markets
Fund: advertising, $20; printing and mailing of prospectuses to persons other than current shareholders, $2,796; compensation to underwriters $0; compensation to dealers, $2,638; compensation to sales personnel, $6,258; interest, carrying or other financing charges $0; seminars and meetings, $659; travel and entertainment, $1,004; general and administrative, $512; telephone, $155; and occupancy and equipment rental, $1,040.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Developing Markets
Fund: advertising, $29; printing and mailing of prospectuses to persons other than current shareholders, $3,075; compensation to underwriters $0; compensation to dealers, $5,288; compensation to sales personnel, $6,839; interest, carrying or other financing charges $0; seminars and meetings, $1,322; travel and entertainment, $1,096; general and administrative, $613; telephone, $171; and occupancy and equipment rental, $1,116.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Developing Markets
Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $869; compensation to underwriters $0; compensation to dealers, $549; compensation to sales personnel, $1,716; interest, carrying or other financing charges $0; seminars and meetings, $137; travel and entertainment, $280; general and administrative, $80; telephone, $43; and occupancy and equipment rental, $299.

         During the fiscal year ended December 31, 2001, Ivy European Opportunities Fund paid IMDI $104,539 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 Ivy European Opportunities Fund paid IMDI $432,930 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $339,094 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy European Opportunities
Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $14,495; compensation to underwriters $0; compensation to dealers, $36,963; compensation to sales personnel, $101,921; interest, carrying or other financing charges $0; seminars and meetings, $9,241; travel and entertainment, $16,165; general and administrative, $11,514; telephone, $2,567; and occupancy and equipment rental, $16,080.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy European Opportunities
Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $15,620; compensation to underwriters $0; compensation to dealers, $395,843; compensation to sales personnel, $106,624; interest, carrying or other financing charges $0; seminars and meetings, $98,961; travel and entertainment, $16,832; general and administrative, $12,872; telephone, $2,689; and occupancy and equipment rental, $16,667.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy European Opportunities
Fund: advertising, $34; printing and mailing of prospectuses to persons other than current shareholders, $10,513; compensation to underwriters $0; compensation to dealers, $198,114; compensation to sales personnel, $80,937; interest, carrying or other financing charges $0; seminars and meetings, $49,528; travel and entertainment, $12,934; general and administrative, $7,832; telephone, $2,029; and occupancy and equipment rental, $13,077.

         During the fiscal year ended December 31, 2001, Ivy Global Fund paid IMDI $15,628 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 Ivy Global Fund paid IMDI $32,503 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $1,494 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Global Fund: advertising, $51; printing and mailing of prospectuses to persons other than current shareholders, $3,317; compensation to underwriters $0; compensation to dealers, $5,639; compensation to sales personnel, $14,098; interest, carrying or other financing charges $0; seminars and meetings, $1,410; travel and entertainment, $2,223; general and administrative, $1,639; telephone, $353; and occupancy and equipment rental, $2,235.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Global Fund: advertising, $19; printing and mailing of prospectuses to persons other than current shareholders, $1,787; compensation to underwriters $0; compensation to dealers, $3,986; compensation to sales personnel, $7,153; interest, carrying or other financing charges $0; seminars and meetings, $997; travel and entertainment, $1,137; general and administrative, $758; telephone, $180; and occupancy and equipment rental, $1,142.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Global Fund: advertising, $2; printing and mailing of prospectuses to persons other than current shareholders, $77; compensation to underwriters $0; compensation to dealers, $206; compensation to sales personnel, $347; interest, carrying or other financing charges $0; seminars and meetings, $51; travel and entertainment, $54; general and administrative, $47; telephone, $9; and occupancy and equipment rental, $54.

         During the fiscal year ended December 31, 2001, Ivy Global Natural Resources Fund paid IMDI $18,254 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy Global Natural Resources Fund paid IMDI $37,137 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $12,166 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Global Natural Resources Fund: advertising, $26,828; printing and mailing of prospectuses to persons other than current shareholders, $10,814; compensation to underwriters $0; compensation to dealers, $6,939; compensation to sales personnel, $17,948;

interest, carrying or other financing charges $0; seminars and meetings, $1,735; travel and entertainment, $2,754; general and administrative, $2,782; telephone, $452; and occupancy and equipment rental, $2,740.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Global Natural Resources Fund: advertising, $12,104; printing and mailing of prospectuses to persons other than current shareholders, $5,524; compensation to underwriters $0; compensation to dealers, $8,030; compensation to sales personnel, $9,184; interest, carrying or other financing charges $0; seminars and meetings, $2,008; travel and entertainment, $1,408; general and administrative, $1,435; telephone, $231; and occupancy and equipment rental, $1,402.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Global Natural Resources Fund: advertising, $4,281; printing and mailing of prospectuses to persons other than current shareholders, $1,889; compensation to underwriters $0; compensation to dealers, $16,498; compensation to sales personnel, $3,181; interest, carrying or other financing charges $0; seminars and meetings, $4,124; travel and entertainment, $482; general and administrative, $522; telephone, $80; and occupancy and equipment rental, $489.

         During the fiscal year ended December 31, 2001, Ivy Global Science & Technology Fund paid IMDI $47,804 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 Ivy Global Science & Technology Fund paid IMDI $169,819 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $49,653 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Global Science & Technology Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $6,290; compensation to underwriters $0; compensation to dealers, $15,856; compensation to sales personnel, $39,474; interest, carrying or other financing charges $0; seminars and meetings, $3,963; travel and entertainment, $6,410; general and administrative, $2,352; telephone, $979; and occupancy and equipment rental, $6,720.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Global Science & Technology Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $5,571; compensation to underwriters $0; compensation to dealers, $94,583; compensation to sales personnel, $35,182; interest, carrying or other financing charges $0; seminars and meetings, $23,646; travel and entertainment, $5,716; general and administrative, $2,053; telephone, $872; and occupancy and equipment rental, $6,002.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Global Science & Technology Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $1,429; compensation to underwriters $0; compensation to dealers, $20,253; compensation to sales personnel, $9,615;

interest, carrying or other financing charges $0; seminars and meetings, $5,064; travel and entertainment, $1,604; general and administrative, $52; telephone, $236; and occupancy and equipment rental, $1,744.

         During the fiscal year ended December 31, 2001, Ivy International Small Companies Fund paid IMDI $15,933 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy International Small Companies Fund paid IMDI $46,573 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $33,872 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy International Small Companies Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $3,531; compensation to underwriters $0; compensation to dealers, $5,520; compensation to sales personnel, $17,053; interest, carrying or other financing charges $0; seminars and meetings, $1,380; travel and entertainment, $2,660; general and administrative, $2,726; telephone, $437; and occupancy and equipment rental, $2,477.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy International Small Companies Fund: advertising, $119; printing and mailing of prospectuses to persons other than current shareholders, $2,334; compensation to underwriters $0; compensation to dealers, $20,354; compensation to sales personnel, $12,810; interest, carrying or other financing charges $0; seminars and meetings, $5,088; travel and entertainment, $1,988; general and administrative, $2,025; telephone, $327; and occupancy and equipment rental, $1,890.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy International Small Companies Fund: advertising, $18; printing and mailing of prospectuses to persons other than current shareholders, $1,802; compensation to underwriters $0; compensation to dealers, $24,950; compensation to sales personnel, $9,237; interest, carrying or other financing charges $0; seminars and meetings, $6,238; travel and entertainment, $1,436; general and administrative, $1,479; telephone, $236; and occupancy and equipment rental, $1,353.

         During the fiscal year ended December 31, 2001, Ivy International Value Fund paid IMDI $44,179 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy International Value Fund paid IMDI $575,744 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $208,026 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy International Value
Fund: advertising, $114; printing and mailing of prospectuses to persons other than current shareholders, $5,300; compensation to underwriters, $0; compensation to dealers, $15,700; compensation to sales personnel, $39,199; interest, carrying or other financing documents $0; seminars and meetings, $3,925; $0 travel and entertainment, $6,204; general and administrative, $4,517; telephone, $987; and occupancy and equipment rental, $6,179.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy International Value
Fund: advertising, $454; printing and mailing of prospectuses to persons other than current shareholders, $17,716; compensation to underwriters $0; compensation to dealers, $87,838; compensation to sales personnel, $129,372; interest, carrying or other financing charges $0; seminars and meetings, $21,960; travel and entertainment, $20,339; general and administrative, $16,168; telephone, $3,258; and occupancy and equipment rental, $20,208.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy International Value
Fund: advertising, $87; printing and mailing of prospectuses to persons other than current shareholders, $6,131; compensation to underwriters $0; compensation to dealers, $47,727; compensation to sales personnel, $46,074; interest, carrying or other financing charges $0; seminars and meetings, $11,932; travel and entertainment, $7,282; general and administrative, $5,280; telephone, $1,157; and occupancy and equipment rental, $7,299.

         During the fiscal year ended December 31, 2001, Ivy Pacific Opportunities Fund paid IMDI $17,367 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 Ivy Pacific Opportunities Fund paid IMDI $50,033 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $11,412 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Pacific Opportunities
Fund: advertising, $43; printing and mailing of prospectuses to persons other than current shareholders, $3,168; compensation to underwriters $0; compensation to dealers, $6,203; compensation to sales personnel, $15,166; interest, carrying or other financing charges $0; seminars and meetings, $1,551; travel and entertainment, $2,411; general and administrative, $1,521; telephone, $380; and occupancy and equipment rental, $2,456.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Pacific Opportunities
Fund: advertising, $44; printing and mailing of prospectuses to persons other than current shareholders, $2,349; compensation to underwriters $0; compensation to dealers, $15,011; compensation to sales personnel, $10,982; interest, carrying or other financing charges $0; seminars and meetings, $3,752; travel and entertainment, $1,742; general and administrative, $1,207; telephone, $276; and occupancy and equipment rental, $1,748.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Pacific Opportunities
Fund: advertising, $2; printing and mailing of prospectuses to persons other than current shareholders, $521; compensation to underwriters $0; compensation to dealers, $2,118; compensation to sales personnel, $2,440; interest, carrying or other financing charges $0; seminars and meetings, $529; travel and entertainment, $391; general and administrative, $210; telephone, $60; and occupancy and equipment rental, $401.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to each Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

         During the fiscal year ended December 31, 2001, Ivy Developing Markets Fund paid MIMI $21,247 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy European Opportunities Fund paid MIMI $114,180 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy Global Fund paid MIMI $27,521 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy Global Natural Resources Fund paid MIMI $31,713 under the agreement.

          During the fiscal year ended December 31, 2001, Ivy Global Science & Technology Fund paid MIMI $60,681 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy International Small Companies Fund paid MIMI $37,413 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy International Value Fund paid MIMI $104,458 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy Pacific Opportunities Fund paid MIMI $33,955 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT



         Pursuant to a Transfer Agency Services Agreement,PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581 is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. Each Fund with Class I shares pays a monthly fee at an annual rate of $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Developing Markets Fund totaled $45,994. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy European Opportunities Fund totaled $484,781. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Global Fund totaled $38,368. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Global Natural Resources Fund totaled $77,647. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Global Science & Technology Fund totaled $208,832. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy International Small Companies Fund totaled $60,883. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy International Value Fund totaled $330,799. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Pacific Opportunities Fund totaled $75,437. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Such fees for the fiscal year ended December 31, 2001 for Ivy Developing Markets Fund totaled $6,902. Such fees for the fiscal year ended December 31, 2001 for Ivy European Opportunities Fund totaled $132,508. Such fees for the fiscal year ended December 31, 2001 for Ivy Global Fund totaled $9,779. Such fees for the fiscal year ended December 31, 2001 for Ivy Global Natural Resources Fund totaled $12,423. Such fees for the fiscal year ended December 31, 2001 for Ivy Global Science & Technology Fund totaled $32,215. Such fees for the fiscal year ended December 31, 2001 for Ivy International Small Companies Fund totaled $17,272. Such fees for the fiscal year ended December 31, 2001 for Ivy International Value Fund totaled $96,545. Such fees for the fiscal year ended December 31, 2001 for Ivy Pacific Opportunities Fund totaled $13,144.

         Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

         PricewaterhouseCoopers LLP, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as independent certified public accountants for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI, Henderson (for Ivy European Opportunities Fund and Ivy International Small Companies Fund), or MFC (for Ivy Global Natural Resources Fund) (the "Advisors"), place orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Advisors attempt to deal directly with the principal market makers, except in those circumstances where the Advisors believe that a better price and execution are available elsewhere.

         The Advisors select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisors in servicing all of their accounts. In addition, not all of these services may be used by the Advisors in connection with the services they provide to the Funds or the Trust. The Advisors may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. The Advisors may choose broker-dealers that provide the Advisors with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if the Advisors view the commissions as reasonable in relation to the value of the brokerage and/or research services. The Advisors will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Developing Markets Fund paid brokerage commissions of $70,916 and $85,023, respectively. For the fiscal year ended December 31, 2001, Ivy Developing Markets Fund paid a total of $21,551 in brokerage commissions with respect to portfolio transactions aggregating $5,425,069. Of such amount, $0 in brokerage commissions with respect to portfolio transactions aggregating $0 was placed with broker-dealers who provided research services.

         During the period from commencement of operations (May 3, 1999) through December 31, 1999 and the fiscal year ended December 31,2000, Ivy European Opportunities Fund paid brokerage commissions of $36,908 and $963,629, respectively. For the fiscal year ended December 31, 2001, Ivy European Opportunities Fund paid a total of $378,774 in brokerage commissions with respect to portfolio transactions aggregating $208,796,436. Of such amount, $6,025 in brokerage commissions with respect to portfolio transactions aggregating $3,366,461 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Global Fund paid brokerage commissions of $83,384 and $79,124, respectively. For the fiscal year ended December 31, 2001, Ivy Global Fund paid a total of $30,347 in brokerage commissions with respect to portfolio transactions aggregating $17,953,436. Of such amount, $9,044 in brokerage commissions with respect to portfolio transactions aggregating $6,445,582 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Global Natural Resources Fund paid brokerage commissions of $78,249 and $74,204, respectively. For the fiscal year ended December 31, 2001, Ivy Global Natural Resources Fund paid a total of $122,750 in brokerage commissions with respect to portfolio transactions aggregating $43,730,449. Of such amount, $58,449 in brokerage commissions with respect to portfolio transactions aggregating $25,883,170 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Global Science & Technology Fund paid brokerage commissions of $106,161 and $227,942, respectively. For the fiscal year ended December 31, 2001, Ivy Global Science & Technology Fund paid a total of $251,805 in brokerage commissions with respect to portfolio transactions aggregating $108,431,244. Of such amount, $244,791 in brokerage commissions with respect to portfolio transactions aggregating $101,479,003 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy International Small Companies Fund paid brokerage commissions of $15,777 and $89,221, respectively. For the fiscal year ended December 31, 2001, Ivy International Small Companies Fund paid a total of $83,331 in brokerage commissions with respect to portfolio transactions aggregating $39,173,995. Of such amount, $428 in brokerage commissions with respect to portfolio transactions aggregating $229,261 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy International Value Fund paid brokerage commissions of $224,332 and $356,738, respectively. For the fiscal year ended December 31, 2001, Ivy International Value Fund paid a total of $224,446 in brokerage commissions with respect to portfolio transactions aggregating $100,129,817. Of such amount, $0 in brokerage commissions with respect to portfolio transactions aggregating $0 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Pacific Opportunities Fund paid brokerage commissions of $55,717 and $170,281, respectively. For the fiscal year ended December 31, 2001, Ivy Pacific Opportunities Fund paid a total of $108,170 in brokerage commissions with respect to portfolio transactions aggregating $26,142,676. Of such amount, $0 in brokerage commissions with respect to portfolio transactions aggregating $0 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Advisors deem to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust of the Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized sixteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund, and Class A, Class B, Class C and Advisor Class shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy Money Market Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other eight series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD


         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 8 and 9 of the Account Application.


EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of each Fund made within 30 days of purchase. In addition, a 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class B, C and Advisor Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund. These fees will be retained by the Fund. See "Redemptions" below.

         Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy Fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.


         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions" below.


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

         INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). In certain short-term transactions, Class A shares of each Fund, and Class B, C and Advisor Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund, may be subject to a fee upon redemption or exchange. See "REDEMPTIONS' below.

         Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply on to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

                           CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                OF  DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------        ------------------------------------------------
First                                           5%
Second                                          4%
Third                                           3%
Fourth                                          3%
Fifth                                           2%
Sixth                                           1%
Seventh and thereafter                          0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy Fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares; $10,000 in the case of Advisor Class). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares; $10,00 in the case of Advisor Class).

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of any Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy Funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee              no fee
         Retirement Plan Annual Maintenance Fee       $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.


         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account.


         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, for years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 ($3,500 if 50 or older) may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 ($7,000 if 50 or older) per year ($3,000 per IRA) ($3,500 if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.


         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.


         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of one or more Funds in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.


         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE


         Shareholders who have redeemed Class A shares of any Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.


         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond; or $100,000 or more for Ivy Bond Fund.


         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.


SYSTEMATIC WITHDRAWAL PLAN


         A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically ($250 minimum distribution amount in the case of Advisor Class shares), accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a Class A, B or C shareholder must have at least $5,000 in his or her account; an Advisor Class shareholder must have at least $10,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.


         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each for Class A, B or C shareholders and at least $250 for Advisor Class shareholders while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.


         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.


GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC or redemption fee.


         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1000 in any Fund for a period of more than 12 months for Class A, B, C or I shareholders; $10,000 or less for Advisor Class shareholders for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance for Class A, B, C and I shareholders and $10,000 balance for Advisor Class shareholders will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of each Fund; and Class B, C and Advisor Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund, held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption discount generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund,
(c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or
(d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.


         However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.


                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of a Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING


         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:   P     =    a hypothetical initial payment of $1,000 to
                             purchase shares of a specific class

                  T     =    the average annual total return of shares of
                             that class

                  n     =    the number of years

                  ERV   =    the ending redeemable value of a
                             hypothetical $1,000 payment made at
                             the beginning of the period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C, Class I (where applicable) and Advisor Class shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                           IVY DEVELOPING MARKETS FUND

                             STANDARDIZED RETURN[*]

--------------------------------------------------------------------------------------------------------
                              CLASS A[1]        CLASS B[2]         CLASS C[3]         ADVISOR CLASS[4]
-------------------------- ----------------- ------------------ ------------------ ---------------------
Year ended December 31,
2001:                          (10.00)%          (10.71)%            (6.92)%             (5.07)%
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions ***              (9.74)%              N/A                N/A                 N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions and sale
of fund shares ***             (8.57)%              N/A                N/A                 N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Five years ended
December 31, 2001              (8.39)%            (8.53)%            (8.13)%               N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions ***              (8.58)%              N/A                N/A                 N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions and sale
of fund shares ***             (6.86)%              N/A                N/A                 N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
 Inception [#] to year
ended December 31,
2001[8]:                       (5.55)%            (5.60)%            (6.92)%             (3.87)%
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions ***              (5.74)%              N/A                N/A                 N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Return after taxes on
distributions and sale of
fund shares ***                (4.49)%              N/A                N/A                 N/A
--------------------------------------------------------------------------------------------------------

                           NON-STANDARDIZED RETURN[**]

-------------------------- ----------------- ------------------ ------------------ ---------------------
                              CLASS A[5]        CLASS B[6]         CLASS C[7]         ADVISOR CLASS[4]
-------------------------- ----------------- ------------------ ------------------ ---------------------
Year ended December 31,
2001:                          (4.50)%            (6.01)%            (5.98)%             (5.07)%
-------------------------- ----------------- ------------------ ------------------ ---------------------
Five years ended
December 31, 2001              (7.30)%            (8.16)%            (8.13)%               N/A
-------------------------- ----------------- ------------------ ------------------ ---------------------
Inception [#] to year
ended December 31,
2001[8]:                       (4.77)%            (5.60)%            (6.92)%             (3.87)%
-------------------------- ----------------- ------------------ ------------------ ---------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996. The inception date for Advisor Class shares was April 30, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (7.19)%, (11.93)%, and (9.57)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (7.23)%, (12.69)%, and (9.73)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (8.10)%, (8.97)% and (9.43)%, respectively.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year ended December 31, 2001 would have been (5.40)% and (7.25)%, respectively. (Since the inception date for Advisor Class shares was April 30, 1998, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (6.41)%, (6.55)%, and (8.50)%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (7.23)%, (8.09)%, and (9.36)%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (8.10)%, (8.05)% and (9.43)%, respectively.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                         IVY EUROPEAN OPPORTUNITIES FUND

                             STANDARDIZED RETURN[*]

-----------------------------------------------------------------------------------------------------------------------
                           CLASS A[1]          CLASS B[2]           CLASS C[3]         CLASS I[4]     ADVISOR CLASS[5]
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Year ended December
31, 2001:                    (25.22)%            (25.28)%            (22.12)%           (20.46)%          (20.44)%
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Return after taxes on
distributions ***            (25.30)%               N/A                 N/A               N/A               N/A
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Return after taxes on
distributions and
sale of Fund shares
***                          (11.16)%               N/A                 N/A               N/A               N/A
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
 Inception [#] to
year ended December
31, 2001[9]:                  40.40%              42.05%              10.41%            (28.07)%           43.97%
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Return after taxes on
distributions ***             39.68%                N/A                 N/A               N/A               N/A
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Return after taxes on
distributions and
sale of Fund shares
***                           33.03%                N/A                 N/A               N/A               N/A
-----------------------------------------------------------------------------------------------------------------------

                           NON-STANDARDIZED RETURN[**]

-----------------------------------------------------------------------------------------------------------------------
                           CLASS A[6]          CLASS B[7]           CLASS C[8]         CLASS I[4]     ADVISOR CLASS[5]
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Year ended December
31, 2001:                    (20.66)%            (21.35)%            (21.33)%           (20.46)%          (20.44)%
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------
Inception [#] to year
ended December 31,
2001[9]:                      43.56%              42.79%              10.41%            (28.07)%           43.97%
----------------------- ------------------- -------------------- ------------------ ----------------- -----------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (Class A shares) was May 4, 1999 (performance is calculated based on the date the Fund first became available for sale to the public, May 5, 1999). The inception dates for Class B, Class C, Class I and Advisor Class were May 24, 1999, October 24, 1999, March 16, 2000 and May 3, 1999, respectively.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year ended December 31, 2001 would have been 40.21% and (25.22)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 41.89% and (25.28)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 10.27% and (22.12)%, respectively.

         [4 ] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [5] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 43.58% and (20.44)% respectively. (Since the inception date for Advisor Class shares was May 3, 1999, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2000.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 43.37% and (20.66)%, respectively.

         [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 42.54% and (21.35)%, respectively.

         [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 10.27% and (21.33)%, respectively.

         [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                 IVY GLOBAL FUND

                             STANDARDIZED RETURN[*]

---------------------------------------------------------------------------------------------------------
                             CLASS A[1]        CLASS B[2]         CLASS C[3]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ ------------------ -----------------------
Year ended December 31,
2001                          (22.41)%          (22.89)%           (19.74)%              (17.99)%
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions ***             (22.41)%             N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions and sale
of Fund shares ***            (15.27)%             N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Five years ended
December 31, 2001             (3.57)%            (3.63)%            (3.49)%                N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions ***             (4.70)%              N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions and sale
of Fund shares ***            (2.41)%              N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Ten years ended
December 31, 2001              3.27%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions ***              1.80%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Return after taxes on
distributions and sale
of Fund shares ***             2.35%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------

                           NON-STANDARDIZED RETURN[**]

---------------------------------------------------------------------------------------------------------
                             CLASS A[5]        CLASS B[6]         CLASS C[7]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ ------------------ -----------------------
Year ended December 31,
2001                          (18.06)%          (18.83)%           (18.93)%              (17.99)%
------------------------- ----------------- ------------------ ------------------ -----------------------
Five years ended
December 31, 2001             (2.42)%            (3.24)%            (3.49)%                N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Ten years ended
December 31, 2001              3.88%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ -----------------------
Inception [#] to year
ended December 31,
2001[8]:                       4.31%              0.87%             (2.57)%              (5.70)%
------------------------- ----------------- ------------------ ------------------ -----------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (Class A shares) was April 18, 1991. The inception dates for the Class B and Class C shares of the Fund were April 1, 1994 and April 30, 1996, respectively. The inception date for Advisor Class shares was April 30, 1998. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment advisor to the Fund.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 2.88%, (22.41)%, (4.39)% and 2.68%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 0.28%, (24.59)% and (4.44)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (3.32)%, (21.48)% and (4.34)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 2000.)

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (7.13)% and (19.71)%, respectively. (Since the inception date for Advisor Class shares was April 30, 1998, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 3.46%, (19.80)%, (3.25)% and 3.29%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 0.28%, (20.62)% and (4.05)%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been (3.32)%, (20.68)% and (4.34)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 2001.)

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                        IVY GLOBAL NATURAL RESOURCES FUND

                             STANDARDIZED RETURN[*]

--------------------------------------------------------------------------------------------------------
                             CLASS A[1]        CLASS B[2]         CLASS C[3]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ ------------------ ----------------------
Year ended December 31,
2001:                          8.76%              9.73%             13.61%               15.71%
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions ***              8.24%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions and sale
of Fund shares ***             3.10%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
 Inception [#] to year
ended December 31,
2001[8]:                       4.95%              5.04%              5.16%               19.32%
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions ***              3.76%               N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions and sale
of Fund shares ***             3.31%               N/A                N/A                  N/A
--------------------------------------------------------------------------------------------------------

                           NON-STANDARDIZED RETURN[**]

--------------------------------------------------------------------------------------------------------
                             CLASS A[5]        CLASS B[6]         CLASS C[7]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ ------------------ ----------------------
Year ended December 31,
2001:                          15.39%            14.73%             14.61%               15.71%
------------------------- ----------------- ------------------ ------------------ ----------------------
Inception [#] to year
ended December 31,
2001[8]:                       6.20%              5.52%              5.16%               19.32%
------------------------- ----------------- ------------------ ------------------ ----------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for Class A, B and C shares was January 1, 1997. The inception date for Advisor Class shares was April 8, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 2.66% and 7.12%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 2.87% and 8.15%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 2.55% and 11.95%, respectively.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December

31, 2001 and the one year period ended December 31, 2001 would have been 16.36% and 13.98%, respectively. (Since the inception date for Advisor Class shares was April 8, 1999, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 3.88% and 13.66%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 3.35% and 13.08%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been 2.55% and 12.94%, respectively.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND

                             STANDARDIZED RETURN[*]

-----------------------------------------------------------------------------------------------------------------------
                                CLASS A[1]     CLASS B[2]         CLASS C[3]         CLASS I[4]       ADVISOR CLASS[5]
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Year ended December 31,
2001                           (54.43)%         (54.41)%           (52.54)%              N/A             (51.56)%
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions ***              (54.43)%            N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions and sale of
Fund shares ***                  1.17%             N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Five years ended December
31, 2001                        (3.59)%          (3.58)%            (3.16)%              N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions ***               (3.91)%            N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions and sale of
Fund shares ***                 (1.95)%            N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Inception [#] to year
ended December 31, 2001:
[9]                              5.93%            6.22%              6.43%               N/A              (8.45)%
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions ***                5.60%             N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------
Return after taxes on
distributions and sale of Fund
shares ***                       5.25%             N/A                N/A                N/A                N/A
---------------------------- -------------- ------------------ ------------------ ------------------ ------------------

                           NON-STANDARDIZED RETURN[**]


-----------------------------------------------------------------------------------------------------------------------
                             CLASS A[6]        CLASS B[7]         CLASS C[8]         CLASS I[4]      ADVISOR CLASS[5]
------------------------- ----------------- ------------------ ------------------ ------------------ ------------------
Year ended December 31,
2001                          (51.65)%          (52.01)%           (52.06)%              N/A             (51.56)%
------------------------- ----------------- ------------------ ------------------ ------------------ ------------------
Five years ended
December 31, 2001             (2.44)%            (3.19)%            (3.16)%              N/A                N/A
------------------------- ----------------- ------------------ ------------------ ------------------ ------------------
Inception [#] to year
ended December 31,
2001: [9]                      7.09%              6.36%              6.43%               N/A              (8.45)%
------------------------- ----------------- ------------------ ------------------ ------------------ ------------------


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I and Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Non-Standardized Return Figures would be identical to the Standardized Return Figures.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (and Class A, Class B, Class C and Class I shares of the Fund) was July 22, 1996. The inception date for Advisor Class shares was April 15, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 5.84%, (54.56)% and (3.64)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.15%, (54.55)% and (3.64)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.28%, (52.68)% and (3.28)%, respectively.

         [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

         [5] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (8.52)% and (51.70)%, respectively. (Since the inception date for Advisor Class shares was April 15, 1998, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.05%, (51.79)% and (3.86)%, respectively.

         [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.29%, (52.16)% and (3.25)%, respectively.

         [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.28%, (52.20)% and (3.28)%, respectively.

         [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                     IVY INTERNATIONAL SMALL COMPANIES FUND

                             STANDARDIZED RETURN[*]

-------------------------------------------------------------------------------------------------------------------
                           CLASS A[1]        CLASS B[2]         CLASS C[3]         CLASS I[4]     ADVISOR CLASS[5]
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Year ended December
31, 2001                    (39.36)%          (39.28)%           (36.76)%             N/A             (35.44)%
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Return after taxes on
distributions ***           (39.27)%             N/A                N/A               N/A               N/A
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Return after taxes on
distributions and
sale of Fund shares
***                         (21.52)%             N/A                N/A               N/A               N/A
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
 Inception [#] to
year ended December
31, 2001[9]:                (3.97)%            (3.93)%            (3.50)%             N/A             (6.03)%
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Return after taxes on
distributions ***           (4.12)%              N/A                N/A               N/A               N/A
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Return after taxes on
distributions and
sale of Fund shares
***                         (3.22)%              N/A                N/A               N/A               N/A
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------

                           NON-STANDARDIZED RETURN[**]

-------------------------------------------------------------------------------------------------------------------
                           CLASS A[6]        CLASS B[7]         CLASS C[8]         CLASS I[4]     ADVISOR CLASS[5]
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Year ended December
31, 2001                    (35.66)%          (36.09)%           (36.13)%             N/A             (35.44)%
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------
Inception [#] to year
ended December 31,
2001[9]:                    (2.82)%            (3.53)%            (3.50)%             N/A             (6.03)%
----------------------- ----------------- ------------------ ------------------ ----------------- -----------------


         [*] The Standardization Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for Ivy International Small Companies Fund (and Class A, Class B, Class C and Class I shares of the Fund) was January 1, 1997. The inception date for Advisor Class shares was July 1, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.67)% and (39.96)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.51)% and (39.90)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.35)% and (37.40)%, respectively.

         [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

         [5] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (8.38)% and (36.07)%, respectively. (Since the inception date for Advisor Class shares was July 1, 1999, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (5.54)% and (36.29)%, respectively.

         [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.13)% and (36.73)%, respectively.

         [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.35)% and (36.76)%, respectively.

         [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                          IVY INTERNATIONAL VALUE FUND

                             STANDARDIZED RETURN[*]

--------------------------------------------------------------------------------------------------------------------
                           CLASS A[1]        CLASS B[2]         CLASS C[3]         CLASS I[4]      ADVISOR CLASS[5]
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Year ended December
31, 2001                    (21.94)%          (21.94)%           (18.65)%              N/A             (16.96)%
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Return after taxes on
distributions ***           (21.79)%             N/A                N/A                N/A               N/A
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Return after taxes on
distributions and
sale of Fund shares
***                         (14.33)%             N/A                N/A                N/A               N/A
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
 Inception [#] to
year ended December
31, 2001[9]:                (2.60)%            (2.53)%            (2.11)%              N/A             (0.25)%
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Return after taxes on
distributions ***           (2.62)%              N/A                N/A                N/A               N/A
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Return after taxes on
distributions and
sale of Fund shares
***                         (2.22)%              N/A                N/A                N/A               N/A
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------

                           NON-STANDARDIZED RETURN[**]

--------------------------------------------------------------------------------------------------------------------
                           CLASS A[6]        CLASS B[7]         CLASS C[8]         CLASS I[4]      ADVISOR CLASS[5]
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Year ended December
31, 2001                    (17.17)%          (17.83)%           (17.83)%              N/A             (16.96)%
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------
Inception [#] to year
ended December 31,
2001[9]:                    (1.35)%            (2.10)%            (2.11)%              N/A             (0.25)%
----------------------- ----------------- ------------------ ------------------ ------------------ -----------------


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I and Advisor Class shares are not subject to an initial sales change or to a CDSC; therefore, the Non-Standardized Return Figures would be identical to the Standardized Return Figures.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (and Class A, Class B, Class C and Class I shares of the Fund) was May 13, 1997; the inception date for Advisor Class shares was February 23, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.79)% and (22.27)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.73)% and (22.28)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.31)% and (19.01)%, respectively.

         [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

         [5] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (0.57)% and (17.32)%, respectively. (Since the inception date for Advisor Class shares was February 23, 1998, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (1.55)% and (17.53)%, respectively.

         [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.30)% and (18.19)%, respectively.

         [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.31)% and (18.19)%, respectively.

         [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                         IVY PACIFIC OPPORTUNITIES FUND

                             STANDARDIZED RETURN[*]

--------------------------------------------------------------------------------------------------------
                             CLASS A[1]        CLASS B[2]         CLASS C[3]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ ------------------ ----------------------
Year ended December 31,
2001                          (14.50)%          (14.84)%           (11.15)%              (9.58)%
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions ***             (14.56)%             N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions and sale
of Fund shares ***            (11.82)%             N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Five years ended
December 31, 2001             (8.66)%            (8.72)%            (8.28)%                N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions ***             (8.87)%              N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions and sale
of Fund shares ***            (7.08)%              N/A                N/A                  N/A
------------------------- ----------------- ------------------ ------------------ ----------------------
 Inception [#] to year
ended December 31,
2001[8]:                      (4.66)%            (4.74)%            (5.86)%              (3.68)%
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions ***             (4.92)%
------------------------- ----------------- ------------------ ------------------ ----------------------
Return after taxes on
distributions and sale
of Fund shares ***            (3.81)%              N/A                N/A                  N/A
--------------------------------------------------------------------------------------------------------

                           NON-STANDARDIZED RETURN[**]

--------------------------------------------------------------------------------------------------------
                             CLASS A[5]        CLASS B[6]         CLASS C[7]         ADVISOR CLASS[4]
------------------------- ----------------- ------------------ --------------------- -------------------
Year ended December 31,
2001                          (9.29)%           (10.36)%             (10.25)%             (9.58)%
------------------------- ----------------- ------------------ --------------------- -------------------
Five years ended
December 31, 2001             (7.57)%            (8.35)%             (8.28)%                N/A
------------------------- ----------------- ------------------ --------------------- -------------------
Inception [#] to year
ended December 31,
2001[8]:                      (3.97)%            (4.74)%             (5.86)%              (3.68)%
------------------------- ----------------- ------------------ --------------------- -------------------


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (and Class A and Class B shares of the Fund) was October 22, 1993. The inception date for Class C shares was April 30, 1996. The Inception date for Advisor Class shares was February 10, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (5.29)%, (15.70)%, and (9.37)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (5.56)%, (16.05)%, and (9.41)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.48)% and (12.41)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 2001.)

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (4.32)% and (10.86)%, respectively. (Since the inception date for Advisor Class shares was February 10, 1998, there were no outstanding Advisor Class shares for the duration of the five year period ended December 31, 2001.) Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Standardized and Non-Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (4.60)%, (10.55)%, and (8.29)%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one year and five year periods ended December 31, 2001 would have been (5.56)%, (11.63)% and (9.04)%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.48)% and (11.52)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the five year period ended December 31, 2001.)

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a particular Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:   C     =   cumulative total return

                  P     =   a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                  ERV   =   ending redeemable value: ERV is
                            the value, at the end of the
                            applicable period, of a hypothetical
                            $1,000 investment made at the
                            beginning of the applicable period.

IVY DEVELOPING MARKETS FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                ONE YEAR               FIVE YEARS         SINCE INCEPTION[*]
                                --------               ----------         ------------------
Class A                         (10.00)%                (35.49)%               (33.60)%
Class B                         (10.71)%                (35.96)%               (33.84)%
Class C                          (6.92)%                (34.56)%               (33.43)%
Advisor Class                    (5.07)%                  N/A                  (13.49)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.

                                ONE YEAR               FIVE YEARS         SINCE INCEPTION[*]
                                --------               ----------         ------------------
Class A                          (4.50)%                (31.56)%               (29.55)%
Class B                          (6.01)%                (34.66)%               (33.84)%
Class C                          (5.98)%                (34.56)%               (33.43)%
Advisor Class                    (5.07)%                  N/A                  (13.49)%

---------------------------

[*] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares was April 30, 1996; the inception date for Advisor Class shares was April 30, 1998.

IVY EUROPEAN OPPORTUNITIES FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                ONE YEAR                   SINCE INCEPTION[*]
                                --------                   ------------------
Class A                         (25.22)%                       146.61%
Class B                         (25.28)%                       149.95%
Class C                         (22.12)%                       24.17%
Class I                         (20.46)%                      (44.64)%
Advisor Class                   (20.44)%                       164.99%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.

                                ONE YEAR                   SINCE INCEPTION[*]
                                --------                   ------------------
Class A                         (20.67)%                       161.66%
Class B                         (21.35)%                       152.95%
Class C                         (21.32)%                       24.17%
Class I                         (20.46)%                      (44.64)%
Advisor Class                   (20.44)%                       164.99%
---------------------------

[*] The inception date for Class A shares was May 4, 1999; the inception date for Class B shares was May 24, 1999; the inception date for Class C shares was October 24,1999; the inception date for Class I shares was March 16, 2000; the inception date for Advisor Class shares was May 3, 1999.

IVY GLOBAL FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                  ONE YEAR                FIVE YEARS                  SINCE INCEPTION
                                  --------                ----------                  ---------------
Class A                           (22.77)%                 (16.63)%                       48.03%
Class B                           (22.89)%                 (16.87)%                        6.91%
Class C                           (19.74)%                 (16.28)%                      (13.71)%
Advisor Class                     (17.99)%                    N/A                        (19.40)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                                  ONE YEAR                FIVE YEARS                SINCE INCEPTION[*]
                                  --------                ----------                ------------------
Class A                           (18.06)%                 (11.54)%                       57.06%
Class B                           (18.83)%                 (15.17)%                        6.91%
Class C                           (18.93)%                 (16.28)%                      (13.71)%
Advisor Class                     (17.99)%                    N/A                        (19.40)%

---------------------------

[*] The inception date for the Class A shares of the Fund was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; the inception date for Class C shares of the Fund was April 30, 1996; the inception date for Advisor Class shares was April 30, 1998. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment advisor to the Fund.

IVY GLOBAL NATURAL RESOURCES FUND

          The following table summarizes the calculation of Cumulative Total Return for Ivy Global Natural Resources Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                         ONE YEAR                                 SINCE INCEPTION[*]
                                         --------                                 ------------------
Class A                                    8.76%                                        27.28%
Class B                                    9.73%                                        27.78%
Class C                                   13.61%                                        28.58%
Advisor Class                             15.71%                                        62.08%

          The following table summarizes the calculation of Cumulative Total Return for Ivy Global Natural Resources Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                                         ONE YEAR                                 SINCE INCEPTION[*]
                                         --------                                 ------------------
Class A                                   15.40%                                        35.04%
Class B                                   14.73%                                        30.78%
Class C                                   14.62%                                        28.58%
Advisor Class                             15.71%                                        62.08%

---------------------------

[*] The inception date for the Fund's Class A, B and C shares was January 1, 1997; the inception date for the Fund's Advisor Class shares was April 8, 1999.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                   ONE YEAR                    FIVE YEARS                  SINCE INCEPTION[*]
                                   --------                    ----------                  ------------------
Class A                            (54.43)%                     (16.70)%                         36.90%
Class B                            (54.41)%                     (16.68)%                         38.94%
Class C                            (52.54)%                     (14.83)%                         40.40%
Class I**                             N/A                          N/A                            N/A
Advisor Class                      (51.56)%                        N/A                          (27.96)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.

                                   ONE YEAR                    FIVE YEARS                  SINCE INCEPTION[*]
                                   --------                    ----------                  ------------------
Class A                            (51.65)%                     (11.61)%                         45.25%
Class B                            (52.01)%                     (14.97)%                         38.94%
Class C                            (52.06)%                     (14.83)%                         40.40%
Class I**                             N/A                          N/A                            N/A
Advisor Class                      (51.56)%                        N/A                          (27.96)%

---------------------------

[*] The inception date for the Fund (Class A, Class B, Class C and I shares) was July 22, 1996; the inception date for Advisor Class shares was April 15, 1998.

[**]     There were no Class I shares outstanding for the periods indicated.

IVY INTERNATIONAL SMALL COMPANIES FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                                           ONE YEAR                          SINCE INCEPTION [*]
                                                           --------                          -------------------
                Class A                                    (39.36)%                               (18.30)%
                Class B                                    (39.28)%                               (18.13)%
                Class C                                    (36.76)%                               (16.33)%
                Class I**                                     N/A                                    N/A
                Advisor Class                              (35.44)%                               (14.41)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                                                           ONE YEAR                          SINCE INCEPTION [*]
                                                           --------                          -------------------
                Class A                                    (35.65)%                               (13.32)%
                Class B                                    (36.09)%                               (16.46)%
                Class C                                    (36.13)%                               (16.33)%
                Class I**                                     N/A                                    N/A
                Advisor Class                              (35.44)%                               (14.41)%

---------------------------

[*] The inception date for the Fund (Class A, Class B, Class C and Class I shares) was January 1, 1997; the inception date for the Fund's Advisor Class shares was July 1, 1999.

[**]     There were no Class I shares outstanding for the periods indicated.

IVY INTERNATIONAL VALUE FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.


                                                           ONE YEAR                          SINCE INCEPTION [*]
                                                           --------                          -------------------
                Class A                                    (21.94)%                          (11.49)%
                Class B                                    (21.94)%                          (11.19)%
                Class C                                    (18.65)%                           (9.43)%
                Class I**                                    N/A                                N/A
                Advisor Class                              (17.03)%                           (0.96)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                                                           ONE YEAR                          SINCE INCEPTION [*]
                                                           --------                          -------------------
                Class A                                    (17.17)%                           (6.09)%
                Class B                                    (17.84)%                           (9.38)%
                Class C                                    (17.84)%                           (9.43)%
                Class I**                                    N/A                                N/A
                Advisor Class                              (17.03)%                           (0.96)%

---------------------------

[*] The inception date for the Fund (Class A, Class B, Class C and Class I shares) was May 13, 1997; the inception date for Advisor Class shares was February 23, 1998.

[**]     There were no Class I shares outstanding for the periods indicated.

IVY PACIFIC OPPORTUNITIES FUND

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                ONE YEAR               FIVE YEARS           SINCE INCEPTION[*]
                                --------               ----------           ------------------
Class A                         (14.50)%                (8.66)%                (32.38)%
Class B                         (14.84)%                (8.72)%                (32.81)%
Class C                         (11.15)%                (8.28)%                (29.00)%
Advisor Class                    (9.58)%                  N/A                  (13.57)%

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                                ONE YEAR               FIVE YEARS           SINCE INCEPTION[*]
                                --------               ----------           ------------------
Class A                          (9.29)%                (7.57)%                (28.25)%
Class B                         (10.35)%                (8.35)%                (32.81)%
Class C                         (10.25)%                (8.28)%                (29.00)%
Advisor Class                    (9.58)%                  N/A                  (13.57)%

---------------------------

[*] The inception date for the Fund (Class A and Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996. The inception date for Advisor Class shares was February 10, 1998.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         Each Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in each Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                             IVY INTERNATIONAL FUND
                                   a series of


                                    IVY FUND
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                   -----------
                                 April 30, 2002


         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen fully managed portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C, I and Advisor Class shares of Ivy International Fund (the "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2002, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         The Fund's Annual Report to shareholders, dated December 31, 2001 ( the "Annual Report"), is incorporated by reference into this SAI. The Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER


                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR


                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                       925 South Federal Highway,Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.......................................................................1
         EQUITY SECURITIES........................................................................................2
         CONVERTIBLE SECURITIES...................................................................................2
         DEBT SECURITIES..........................................................................................3
         ILLIQUID SECURITIES......................................................................................5
         FOREIGN SECURITIES.......................................................................................6
         DEPOSITORY RECEIPTS......................................................................................7
         EMERGING MARKETS.........................................................................................7
         FOREIGN CURRENCIES.......................................................................................8
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS...................................................................9
         OTHER INVESTMENT COMPANIES..............................................................................10
         REPURCHASE AGREEMENTS...................................................................................10
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................10
         COMMERCIAL PAPER........................................................................................11
         BORROWING...............................................................................................11
         WARRANTS................................................................................................11
         OPTIONS TRANSACTIONS....................................................................................11
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................15
         SECURITIES INDEX FUTURES CONTRACTS......................................................................18
         LENDING OF PORTFOLIO SECURITIES.........................................................................20
INVESTMENT RESTRICTIONS..........................................................................................21
PORTFOLIO TURNOVER...............................................................................................23
TRUSTEES AND OFFICERS............................................................................................23
SHARE OWNERSHIP..................................................................................................26
         CLASS A.................................................................................................26
         CLASS B.................................................................................................27
         CLASS C.................................................................................................29
         ADVISOR CLASS...........................................................................................31
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................34
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................34
         DISTRIBUTION SERVICES...................................................................................36
         CUSTODIAN...............................................................................................40
         FUND ACCOUNTING SERVICES................................................................................41
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................41
         ADMINISTRATOR...........................................................................................41
         AUDITORS................................................................................................42
BROKERAGE ALLOCATION.............................................................................................42
CAPITALIZATION AND VOTING RIGHTS.................................................................................43
SPECIAL RIGHTS AND PRIVILEGES....................................................................................45
         AUTOMATIC INVESTMENT METHOD.............................................................................45
         EXCHANGE OF SHARES......................................................................................45
         LETTER OF INTENT........................................................................................48
         RETIREMENT PLANS........................................................................................49

                                       i

                                                                                                                PAGE
                                                                                                                ----
         REINVESTMENT PRIVILEGE..................................................................................52
         RIGHTS OF ACCUMULATION..................................................................................53
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................53
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................54
REDEMPTIONS......................................................................................................55
CONVERSION OF CLASS B SHARES.....................................................................................57
NET ASSET VALUE..................................................................................................57
TAXATION.........................................................................................................59
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.................................................60
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................................................................62
         DISTRIBUTIONS...........................................................................................63
         DISPOSITION OF SHARES...................................................................................63
         FOREIGN WITHHOLDING TAXES...............................................................................64
         BACKUP WITHHOLDING......................................................................................65
PERFORMANCE INFORMATION..........................................................................................65
FINANCIAL STATEMENTS.............................................................................................71
APPENDIX A.......................................................................................................72

                               GENERAL INFORMATION


         The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund commenced operations (Class A shares) on April 30, 1986. The inception date for Class B shares was October 22, 1993. The inception date for Class C shares was April 30, 1996. The inception date for Class I shares was October 6, 1994. The inception date for Advisor Class shares was August 31, 2000.


         Descriptions in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Additional information regarding the characteristics and risks associated with the Fund's investment techniques is set forth below.

         The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

         IMI invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify healthy foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected on the basis of various indicators, such as earnings, cash flow, assets, long-term growth potential and quality of management, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poors Ratings Services ("S&P"), or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which the Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

         The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although IMI intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

         The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         The Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate this result with the counterparty to the transaction.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Taxation."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When the Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. The Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         The Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the

Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. The Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The

Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

         LENDING OF PORTFOLIO SECURITIES

         To enhance the return on its portfolio, the Fund has entered into a securities lending program that is operated by a securities lending agent. Under the program, the Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of the Fund's total assets) to certain securities firms and financial institutions, provided that each loan is secured by collateral having a market value at least equal to 100% of the market value of the loaned securities, either in the form of cash (including U.S. dollar and non-U.S. dollar currency) or securities issued or fully guaranteed by the United States government or any agency or instrumentality thereof. Pursuant to an agreement with the Fund, the lending agent will indemnify the Fund against borrower default. Each loan is terminable on demand, and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may use or invest any cash collateral at its own risk and for its own benefit. The Fund will pay the borrower a predetermined fee or rebate for each loan of securities. Under the program, the Fund may terminate a loan at any time in order to exercise voting rights with respect to a material event affecting the issuer of loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of, among other things, the possibility of loss to the Fund due to: (i) the delay or default by a borrower of its obligation to return the loaned securities or (ii) a loss of rights in the collateral should a borrower fail financially.

                             INVESTMENT RESTRICTIONS

         The Fund's investment objectives as set forth in the Prospectus under "Summary," and the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest in companies for the purpose of exercising control of management;

         (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (iv) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

         (v)      purchase securities on margin;

         (vi)     sell securities short;

         (vii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

         (viii) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

         (ix) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

         (x) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

                               PORTFOLIO TURNOVER

The Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The portfolio turnover rate for Ivy International Fund was significantly lower in 2001 than it was in 2000 because 2000 experienced a higher level of portfolio activity related to the internalization of the portfolio management of the Fund which had been sub-advised by an unrelated third party in 1999.

                              TRUSTEES AND OFFICERS

         The Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------- -------------- ------------ --------------------------------------- ------------- -------------
                                                                                               Number of
                                           Term of                                             Portfolios      Other
                                         Office and                 Principal                   in Fund     Directorships
         Name,            Position(s)     Length of               Occupation(s)                 Complex         Held
        Address,          Held with         Time                  During Past 5               Overseen by        by
        And Age           Fund           Served (1)                   Years                     Trustee       Trustee
------------------------- -------------- ------------ --------------------------------------- ------------- -------------
James W. Broadfoot (2)    Trustee and      6 years    President and Chief Investment               16            __
925 South Federal Hwy.    President of                Officer -- US Equities of IMI;
Boca Raton, FL 33432      Ivy Fund                    Director, Senior Vice President of
         Age:  59                                     Mackenzie Investment Management
                                                      Inc.;  Director of Ivy Mackenzie
                                                      Distributors, Inc.; Director of Ivy
                                                      Mackenzie Services Corp.
------------------------- -------------- ------------ --------------------------------------- ------------- -------------
Keith J. Carlson (2)                       8 years    Director, Chairman and Senior Vice           16            __
925 South Federal Hwy.    Trustee and                 President of IMI; Director, President
Suite 600                 Chairman of                 and Chief Executive Officer of
Boca Raton, FL 33432      Ivy Fund                    Mackenzie Investment Management Inc.
Age:  45                                              and Ivy Mackenzie Distributors, Inc.;
                                                      Director, President and Chairman of
                                                      Ivy Mackenzie Services Corp.
------------------------- -------------- ------------ --------------------------------------- ------------- -------------
Paula Wolfe                                4 years    Compliance Manager of Mackenzie              16            __
925 South Federal Hwy.    Secretary                   Investment Management Inc.; Assistant
Suite 600                                             Secretary of Ivy Fund ; Secretary of
Boca Raton, FL 33432                                  Ivy Mackenzie Distributors, Inc.;
Age: 40                                               Secretary of Ivy Mackenzie Services
                                                      Corp.
------------------------- -------------- ------------ --------------------------------------- ------------- -------------
Beverly J. Yanowitch                       1 year     Vice President, Chief Financial              16            __
925 South Federal Hwy.    Treasurer of                Officer and Treasurer of Mackenzie
Suite 600                 Ivy Fund                    Investment Management, Inc.; Vice
Boca Raton, FL 33432                                  Present and Treasurer of IMI; Senior
Age:  52                                              Vice President and Treasurer of Ivy
                                                      Mackenzie Distributors, Inc. and Ivy
                                                      Mackenzie Services Corp.
------------------------- -------------- ------------ --------------------------------------- ------------- -------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

     The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:

------------------------- -------------- ------------ --------------------------------------- ------------- -------------
                                                                                               Number of
                                           Term of                                             Portfolios      Other
                                         Office and                 Principal                   in Fund     Directorships
         Name,            Position(s)     Length of               Occupation(s)                 Complex         Held
        Address,          Held with         Time                  During Past 5               Overseen by        by
        And Age           Fund           Served (1)                   Years                     Trustee       Trustee
------------------------- -------------- ------------ --------------------------------------- ------------- -------------
John S. Anderegg, Jr.                         35 years     Chairman Emeritus, Dynamics               16           __
c/o Dynamics Research Corp.   Trustee                      Research Corp.; (Defense Contractor)
60 Concord Street
Wilmington, MA 01810
Age:   78
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
Stanley Channick                              27 years     Chairman, Scott Management Company;       16           __
20234 Valley Forge Circle     Trustee                      President, The Channick Group;
King of Prussia, PA 19406                                  President and CEO, The Whitestone
Age:   78                                                  Corporation  (Retired) (2)
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
Dr. Roy J. Glauber                            41 years     Professor of Physics, Harvard             16           __
Lyman Laboratory of Physics   Trustee                      University
Harvard University
Cambridge, MA 02138
Age:  76
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
Joseph G. Rosenthal                           10 years     Chartered Accountant. Rosenthal &         16           __
925 South Federal Highway     Trustee                      Katkauskas (Accountants)
Suite 600
Boca Raton, FL 33432
Age:  67
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
Richard N. Silverman                          29 years     President, Van Leer USA (Retired)         16      Trustee of
925 South Federal Highway     Trustee                      (3); President, Hysil (Retired) (4)               Boston
Suite 600                                                                                                    Ballet,
Boca Raton, FL 33432                                                                                         Member
Age:  78                                                                                                     Charitable
                                                                                                             Foundation
                                                                                                             Board and
                                                                                                             Newton
                                                                                                             Wellesley
                                                                                                             Hospital
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
James Brendan Swan                            10 years     President, Airspray International         16           __
925 South Federal Highway     Trustee                      Inc. (5)
Suite 600
Boca Raton, FL 33432
Age:  71
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------
Edward M. Tighe                                3 years     Chairman and CEO of JBE Technology        16      Director
925 South Federal Highway     Trustee                      Group, Inc. (6) President of Global               of
Suite 600                                                  Mutual Fund Services Inc.;                        Hansberger
Boca Raton, FL  33432                                      President & CEO of Global                         Institutional
Age:  59                                                   Technology                                        Funds &
                                                                                                             Global
                                                                                                             Funds Ltd.
----------------------------- ------------- -------------- ------------------------------------- ----------- ------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.


         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.


                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

 John S. Anderegg, Jr.           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot              $0                     N/A                     N/A                    $0
(Trustee and President)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Keith J. Carlson               $0                     N/A                     N/A                    $0
 (Trustee and Chairman)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Stanley Channick             $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
     Roy J. Glauber              $25,000                  N/A                     N/A                   $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Joseph G. Rosenthal            $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Richard N. Silverman           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    J. Brendan Swan              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Paula Wolfe                  $0                     N/A                     N/A                    $0
 (Assistant Secretary)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch             $0                     N/A                     N/A                    $0
      (Treasurer)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


* The Fund complex consists of Ivy Fund.

                                 SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine
E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record 2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record 56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817 (26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

                  IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan,
Attn: Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%).

CLASS B

Of the outstanding Class B shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO:
Katherine P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records
428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record 323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor., New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc. #00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

                  IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302 Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

                  IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

                  IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

                  IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

                  IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

                  IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and
Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

                  IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

                  IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC & Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736,
owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co 80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn
Datalynx #00315, PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and FTC & Co Attn Datalynx #00328, PO Box 173736, Denver,
Co 80217-3736, owned of record 51,256.969 (11.44%),

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

                  IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

                  IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B
Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%);

                  IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

                  IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

                  IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

                                          DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE IN ALL FUNDS
                                         EQUITY SECURITIES    OVERSEEN BY THE TRUSTEE IN THE IVY
NAME OF TRUSTEE                             IN THE FUND                   FUND FAMILY
---------------                             -----------                   -----------
John S. Anderegg, Jr                         $     --                   $144,781
James W. Broadfoot                                 --                    404,680
Keith J. Carlson                                   --                        140
Stanley Channick                                   --                     55,485
Dr. Roy J. Glauber                             28,059                    371,607
Joseph G. Rosenthal                                --                         --
Richard N. Silverman                           33,663                    158,140
J. Brendan Swan                                    --                         --
Edward M. Tighe                                    --                     21,306


         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel of IMI, IMDI and the Trust subject to the Code of Ethics to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES


         IMI, which provides business management and investment advisory services to the Fund, is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund, a separate series of Ivy Fund. IMI also currently acts as both manager and investment advisor to the other series of Ivy Fund, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager.


         The Agreement obligates IMI to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with the Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         The Fund pays IMI a monthly fee for its services at an annual rate of 1.00% of the first $2 billion of the Fund's average net assets, 0.90% of the next $500 million in average net assets, 0.80% of the next $500 million in average net assets and 0.70% of average net assets over $3 billion.

         For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid IMI fees of $23,577,176, $16,525,495 and $6,834,910, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $400,000, respectively.

         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         The Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of the Fund relative to funds with similar objectives; (2) the profitability to IMI from its relationship with the Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of the Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to the Fund; and (7) management's soft dollar practices and the use of soft dollars in connection with the Fund, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI is deemed to owe a fiduciary duty to the Fund and approved the investment advisory agreement.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of the Fund $83,199, $188,180 and $46,028, respectively, in sales commissions, of which $26,294, $18,789 and $7,817, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $399,229 in CDSCs on redemptions of Class B shares of the Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $58,887 in CDSCs on redemptions of Class C shares of the Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of the Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) the Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, the Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under the Fund's Class B and Class C Plans, the Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI and is not dependent on expenses incurred by IMDI. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the then current Independent Trustees.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers banks, investment advisors, financial institutions and other entities for services rendered in the distribution of the Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

          The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 2001, the Fund paid IMDI $937,442 pursuant to its Class A plan. During the fiscal year ended December 31, 2001 the Fund paid IMDI $1,874,335 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, the Fund paid IMDI $372,427 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of the Fund: advertising $5,367; printing and mailing of prospectuses to persons other than current shareholders, $151,170; compensation to underwriters $0; compensation to dealers, $418,579; compensation to sales personnel $1,131,755; interest, carrying or other financing charges $0; seminars and meetings, $104,645; travel and entertainment, $180,440; general and administrative, $129,310; telephone, $28,661; and occupancy and equipment rental, $175,881.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of the Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $50,534; compensation to underwriters $0; compensation to dealers, $148,535; compensation to sales personnel $400,503; interest, carrying or other financing charges $0; seminars and meetings, $37,134; travel and entertainment, $64,050; general and administrative, $36,200; telephone, $10,004; and occupancy and equipment rental, $65,549.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of the Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $9,640; compensation to underwriters $0; compensation to dealers, $82,270; compensation to sales personnel $78,153; interest, carrying or other financing charges $0; seminars and meetings, $20,567; travel and entertainment, $12,593; general and administrative, $5,796; telephone, $1,944; and occupancy and equipment rental, $13,077.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of the Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities. With respect to the Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

         During the fiscal year ended December 31, 2001, the Fund paid MIMI $221,732 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT


         Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581is the transfer agent for the Fund. Under the Agreement, the Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. The Fund pays $10.25 per open Class I account. In addition, the Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 2001 for the Fund totaled $1,642,161. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 2001 for the Fund totaled $663,676.

         Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of the Fund.

AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP, include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of the Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide IMI with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the fiscal years ended December 31, 1999 and 2000, the Fund paid brokerage commissions of $1,354,491 and $5,059,929, respectively. For the fiscal year ended December 31, 2001, the Fund paid a total of $2,109,321 in brokerage commissions with respect to portfolio transactions aggregating $857,197,706. Of such amount, $30,069 in brokerage commissions with respect to portfolio transactions aggregating $12,796,503 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized sixteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Fund, Ivy Cundill Global Value Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for the Fund, Ivy Cundill Global Value Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Fund, whose shares are also distributed by IMDI. These funds are:
Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other fifteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD


         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 8 and 9 of the Account Application.


EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of the Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of the Fund made within 30 days of purchase. This fee will be retained by the Fund. See "Redemptions" below.

         INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

(The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). In certain short-term transactions, Class A shares also may be subject to a fee upon redemption or exchange. See "REDEMPTIONS" below.

         Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made with in 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representative under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of the Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund:

                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE             OF DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------          -------------------------------------------------

First                                             5%
Second                                            4%
Third                                             3%
Fourth                                            3%
Fifth                                             2%
Sixth                                             1%
Seventh and thereafter                            0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares; $10,000 in the case of Advisor Class shares). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares; $10,000 in the case of Advisor Class shares).


         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of the Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of the Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee               no fee
         Retirement Plan Annual Maintenance Fee        $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.


         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account.


         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, for years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 ($3,500 if 50 or older) may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAS: Shares of the Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 ($7,000 if 50 or older) per year ($3,000 per IRA) ($3,500 per IRA if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.


         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.


         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.


         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE


         Shareholders who have redeemed Class A shares of the Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.


         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of the Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.


         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.


                           SYSTEMATIC WITHDRAWAL PLAN


         A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.


         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each, $250 each in the case of Advisor class shares, while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.


         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.


GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC or redemption fee.


         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Fund ($10,000 in the case of Advisor Class shares) for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance ($10,000 in the case of Advisor Class shares) will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of the Fund held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


         The redemption discount generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund,
(c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or
(d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.

         However, if Class A shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the Class A shares actually redeemed, Class A shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the Class A shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Fund. The Fund is not managed for tax-efficiency.

         The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING


         The Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of the Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:     P    =   a hypothetical initial payment of $1,000 to
                             purchase shares of a specific class

                    T    =   the average annual total return of shares of
                             that class

                    n    =   the number of years

                    ERV  =   the ending redeemable value of a
                             hypothetical $1,000 payment made at
                             the beginning of the period.

         For purposes of the above computation for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C, Class I and Advisor Class shares of the Fund for the periods indicated. In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                             STANDARDIZED RETURN[*]

                          CLASS A[1]        CLASS B[2]         CLASS C[3]         CLASS I[4]         ADVISOR CLASS[4]
                          ----------        ----------         ----------         ----------         ----------------
Year ended December 31,
2001                          (25.57)%          (25.79)%           (22.62)%           (20.87)%             (21.26)%

Return after taxes on
distributions ***             (25.40)%             N/A                N/A                N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***            (6.08)%              N/A                N/A                N/A                 N/A

Five years ended
December 31, 2001             (2.45)%            (2.53)%            (2.12)%            (0.91)%               N/A

Return after taxes on
distributions ***             (4.08)%              N/A                N/A                N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***            (4.35)%              N/A                N/A                N/A                 N/A

Ten years ended
December 31, 2001              6.27%

Return after taxes on
distributions ***              4.92%               N/A                N/A                N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***             8.52%               N/A                N/A                N/A                 N/A

                           NON-STANDARDIZED RETURN[**]

                          CLASS A[5]        CLASS B[6]         CLASS C[7]         CLASS I[4]         ADVISOR CLASS[4]
                          ----------        ----------         ----------         ----------         ----------------
Year ended December 31,
2001                          (21.03)%          (21.88)%           (21.84)%           (20.87)%             (21.26)%

Five years ended
December 31, 2001             (1.29)%            (2.14)%            (2.12)%            (0.91)%               N/A

Ten years ended
December 31, 2001              6.91%               N/A                N/A                N/A                 N/A

Inception [#] to year
ended December 31,
2001[8]:                       9.88%              3.43%              0.02%              4.42%              (24.10)%


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I shares are not subject to an initial sales change or to a CDSC; therefore, the Non-Standardized Return Figures are identical to the Standardized Return Figures.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for the Fund (Class A shares) was April 30, 1986. The inception date for Class B shares was October 22, 1993. The inception date for Class C shares was April 30, 1996. The inception date for Class I shares was October 6, 1994. The inception date for Advisor Class shares was August 31, 2000.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 9.46%, (25.61)%, (2.46)%, and 6.26%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 3.43%, (25.82)% and (2.54)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 0.01%, (22.66)% and (2.13)%, respectively.

         [4] Class I and Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (24.15)% and (21.33)%, respectively. Without expense reimbursement, the Standardized and Non-Standardized Return for Class I shares for the period from inception through December 31, 2001 and the one and five year period ended December 31, 2001 would have been 4.41%, (20.91)% and (0.92)%, respectively.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 9.87%, (21.07)%, (1.30)%, and 6.90%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 3.43%, (21.92)%, and (2.15)%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 0.01%, (21.88)%, and (2.13)%, respectively.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of the Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:           C   =  cumulative total return

                          P   =  a hypothetical initial investment of $1,000
                                 to purchase shares of a specific class

                       ERV    =  ending redeemable value:
                                 ERV is the value, at the
                                 end of the applicable
                                 period, of a hypothetical
                                 $1,000 investment made at
                                 the beginning of the
                                 applicable period.

         The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                   ONE YEAR          FIVE YEARS         TEN YEARS            SINCE INCEPTION [*]
                                   --------          ----------         ---------            -------------------
    Class A                         (25.57)%          (11.67)%             83.78%                       313.24%
    Class B                         (25.79)%          (12.04)%               N/A                         31.87%
    Class C                         (22.62)%          (10.18)%               N/A                          0.11%
    Class I                         (20.87)%           (4.45)%               N/A                         42.54%
    Advisor Class                   (21.26)%             N/A                 N/A                        (30.78)%

The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.

                                   ONE YEAR          FIVE YEARS         TEN YEARS            SINCE INCEPTION [*]
                                   --------          ----------         ---------            -------------------
    Class A                        (21.03)%            (6.28)%             94.99%                       338.45%
    Class B                        (21.88)%           (10.25)%               N/A                         31.87%
    Class C                        (21.84)%           (10.18)%               N/A                          0.11%
    Class I                        (20.87)%            (4.45)%               N/A                         42.54%
    Advisor Class                  (21.26)%              N/A                 N/A                        (30.78)%

---------------------------

[*] The inception date for the Fund (Class A shares) was April 30, 1986. The inception date for Class B shares was October 22, 1993. The inception date for Class C shares was April 30, 1996. The inception date for Class I shares was October 6, 1994. The inception date for Advisor Class shares was August 31, 2000.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding the Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         The Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         The Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                          IVY INTERNATIONAL GROWTH FUND
                                    series of



                                    IVY FUND
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                   -----------
                                 April 30, 2002





         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C, I and Advisor Class shares of Ivy International Growth Fund (the "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 2002, as may be supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         The Fund's Annual Report to shareholders, dated December 31, 2001 (the "Annual Report"), is incorporated by reference into this SAI. The Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER



                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR



                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.......................................................................1
         EQUITY SECURITIES........................................................................................4
         CONVERTIBLE SECURITIES...................................................................................4
         SMALL- AND MEDIUM-SIZED COMPANIES........................................................................5
         DEBT SECURITIES..........................................................................................5
                  IN GENERAL......................................................................................5
                  INVESTMENT-GRADE DEBT SECURITIES................................................................5
                  U.S. GOVERNMENT SECURITIES......................................................................5
                  ZERO COUPON BONDS...............................................................................6
                  FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
                           SECURITIES.............................................................................7
         ILLIQUID SECURITIES......................................................................................7
         FOREIGN SECURITIES.......................................................................................8
         DEPOSITORY RECEIPTS......................................................................................9
         EMERGING MARKETS.........................................................................................9
         FOREIGN CURRENCIES......................................................................................10
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................................................................11
         INVESTMENT CONCENTRATION................................................................................12
         OTHER INVESTMENT COMPANIES..............................................................................12
         REPURCHASE AGREEMENTS...................................................................................12
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................13
         COMMERCIAL PAPER........................................................................................13
         BORROWING...............................................................................................13
         WARRANTS................................................................................................13
         OPTIONS TRANSACTIONS....................................................................................14
                  IN GENERAL.....................................................................................14
                  WRITING OPTIONS ON INDIVIDUAL SECURITIES.......................................................15
                  PURCHASING OPTIONS ON INDIVIDUAL SECURITIES....................................................15
                  PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES...........................................16
                  RISKS OF OPTIONS TRANSACTIONS..................................................................16
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................17
                  IN GENERAL.....................................................................................17
                  FOREIGN CURRENCY FUTURES CONTRACTS AND
                           RELATED OPTIONS.......................................................................19
                  RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS..............................................20
                  SECURITIES INDEX FUTURES CONTRACTS.............................................................21
                  RISKS OF SECURITIES INDEX FUTURES..............................................................21
                  COMBINED TRANSACTIONS..........................................................................22
PORTFOLIO TURNOVER...............................................................................................23
MANAGEMENT OF THE FUND...........................................................................................23
         TRUSTEES AND OFFICERS...................................................................................23
         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI................................................................28

                                                                                                               PAGE
                                                                                                               ----

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................36
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................36
         INVESTMENT MANAGER......................................................................................36
         TERM AND TERMINATION OF ADVISORY AGREEMENT AND
                  SUBADVISORY AGREEMENT..........................................................................?
         DISTRIBUTION SERVICES...................................................................................37
                  RULE 18F-3 PLAN................................................................................39
                  RULE 12B-1 DISTRIBUTION PLANS..................................................................39
         CUSTODIAN...............................................................................................41
         FUND ACCOUNTING SERVICES................................................................................41
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................42
         ADMINISTRATOR...........................................................................................42
AUDITORS.........................................................................................................42
BROKERAGE ALLOCATION.............................................................................................42
CAPITALIZATION AND VOTING RIGHTS.................................................................................44
SPECIAL RIGHTS AND PRIVILEGES....................................................................................45
         AUTOMATIC INVESTMENT METHOD.............................................................................46
         EXCHANGE OF SHARES......................................................................................46
                  INITIAL SALES CHARGE SHARES....................................................................46
         CONTINGENT DEFERRED SALES CHARGE SHARES.................................................................47
                  CLASS A........................................................................................47
                  CLASS B........................................................................................47
                  CLASS C........................................................................................48
                  CLASS I........................................................................................48
                  ALL CLASSES....................................................................................48
         LETTER OF INTENT........................................................................................49
         RETIREMENT PLANS........................................................................................49
                  INDIVIDUAL RETIREMENT ACCOUNTS.................................................................50
                  ROTH IRAs......................................................................................51
                  QUALIFIED PLANS................................................................................52
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT")....53
                  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs.......................................................53
                  SIMPLE PLANS...................................................................................53
         REINVESTMENT PRIVILEGE..................................................................................53
         REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION........................................................54
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................54
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................55
REDEMPTIONS......................................................................................................56
CONVERSION OF CLASS B SHARES.....................................................................................58
NET ASSET VALUE..................................................................................................58
TAXATION.........................................................................................................60
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.................................................61
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..................................................62
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......................................................62
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................................................................63

                                                                                                               PAGE
                                                                                                               ----

         DISTRIBUTIONS...........................................................................................64
         DISPOSITION OF SHARES...................................................................................64
         FOREIGN WITHHOLDING TAXES...............................................................................65
         BACKUP WITHHOLDING......................................................................................66
PERFORMANCE INFORMATION..........................................................................................66
                  AVERAGE ANNUAL TOTAL RETURN....................................................................67
                  CUMULATIVE TOTAL RETURN........................................................................68
                  OTHER QUOTATIONS, COMPARISONS AND
                           GENERAL INFORMATION...................................................................68
FINANCIAL STATEMENTS.............................................................................................69
APPENDIX A.......................................................................................................70
APPENDIX B.......................................................................................................?


                               GENERAL INFORMATION

         The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund commenced operations on December 29, 2000.

         Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. For example, IMI may, in its discretion, employ a given practice, technique for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

          The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. The Fund may not achieve its investment objective during the time that these temporary defensive investments are made. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on growth indicators, such as earnings, cash flow, assets and long-term growth potential, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

         When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act and up to 15% of its net assets in illiquid securities.

         The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR THE FUND

         The Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR THE FUND

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i) sell securities short, except for short sales "against the box;"

         (ii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes;

         (iii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

         (iv) purchase the securities of any other open-end investment company, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The Fund will continue to interpret fundamental investment restriction
(v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities shares represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which the Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of equity securities. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying equity securities changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying equity securities increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity securities, although typically not as much as the price of the underlying equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in equity securities of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL- AND MEDIUM-SIZED COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

         The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although IMI intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

         The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         The Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INVESTMENT CONCENTRATION

         Although the Fund will not invest more than 25% of its total assets in any one industry and does not expect to focus its investments in a single country, it may at any given time have a significant percentage of its total assets in one or more market sectors and could have a substantial portion of its total assets invested in a particular country. If this were to occur, the Fund could experience a wider fluctuation in value than funds with more diversified portfolios.

OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund was not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate obligations in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Taxation."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, it generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When the Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. The Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         The Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the

Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. The Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

         The Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of the Trustees. Information about the Fund's investment manager and other service providers appears in the "Investment Advisory and Other Services" section, below.

TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
         Name,            Position(s)     Term of                  Principal                    Number of         Other
       Address,            Held with    Office and               Occupation(s)                Portfolios in    Directorships
        And Age              Fund        Length of               During Past 5                 Fund Complex        Held
                                           Time                      Years                     Overseen by          by
                                        Served (1)                                               Trustee         Trustee
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
James W. Broadfoot (2)   Trustee and      6 years    President and Chief Investment                 16              __
925 South Federal Hwy.   President of                Officer -- US Equities of IMI;
Boca Raton, FL 33432     Ivy Fund                    Director, Senior Vice President of
Age:  59                                             Mackenzie Investment Management
                                                     Inc.;  Director of Ivy Mackenzie
                                                     Distributors, Inc.; Director of Ivy
                                                     Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Keith J. Carlson (2)      Trustee and     8 years    Director, Chairman and Senior Vice             16              __
925 South Federal Hwy.    Chairman of                President of IMI; Director, President
Suite 600                  Ivy Fund                  and Chief Executive Officer of
Boca Raton, FL 33432                                 Mackenzie Investment Management Inc.
Age:  45                                             and Ivy Mackenzie Distributors, Inc.;
                                                     Director, President and Chairman of
                                                     Ivy Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Paula Wolfe                Secretary      4 years    Compliance Manager of Mackenzie                16              __
925 South Federal Hwy.                               Investment Management Inc.; Assistant
Suite 600                                            Secretary of Ivy Fund ; Secretary of
Boca Raton, FL 33432                                 Ivy Mackenzie Distributors, Inc.;
Age: 40                                              Secretary of Ivy Mackenzie Services
                                                     Corp.
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Beverly J. Yanowitch     Treasurer of     1 year     Vice President, Chief Financial                16              __
925 South Federal Hwy.     Ivy Fund                  Officer and Treasurer of Mackenzie
Suite 600                                            Investment Management, Inc.; Vice
Boca Raton, FL 33432                                 Present and Treasurer of IMI; Senior
Age:  52                                             Vice President and Treasurer of Ivy
                                                     Mackenzie Distributors, Inc. and Ivy
                                                     Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------


(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

     The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:

------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
         Name,           Position(s)    Term of      Principal                                  Number of         Other
       Address,          Held with      Office and   Occupation(s)                            Portfolios in    Directorships
        And Age          Fund           Length of    During Past 5                             Fund Complex      Held by
                                        Time         Years                                     Overseen by       Trustee
                                        Served (1)                                               Trustee
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
John S. Anderegg, Jr.       Trustee      35 years    Chairman Emeritus, Dynamics Research           16              --
c/o Dynamics Research                                Corp.; (Defense Contractor)
Corp.
60 Concord Street
Wilmington, MA 01810
Age:   78
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Stanley Channick            Trustee      27 years    Chairman, Scott Management Company;            16              --
20234 Valley Forge Circle                            President, The Channick Group;
King of Prussia, PA                                  President and CEO, The Whitestone
19406                                                Corporation  (Retired) (2)
Age:   78
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Dr. Roy J. Glauber          Trustee      41 years    Professor of Physics, Harvard                  16              --
Lyman Laboratory of                                  University
Physics
Harvard University
Cambridge, MA 02138
Age:  76
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Joseph G. Rosenthal         Trustee      10 years    Chartered Accountant. Rosenthal &              16              --
925 South Federal                                    Katkauskas (Accountants)
Highway
Suite 600
Boca Raton, FL 33432
Age:  67
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Richard N. Silverman        Trustee      29 years    President, Van Leer USA (Retired)              16         Trustee of
925 South Federal                                    (3); President, Hysil (Retired) (4)                       Boston
Highway                                                                                                        Ballet,
Suite 600                                                                                                      Member
Boca Raton, FL 33432                                                                                           Charitable
Age:  78                                                                                                       Foundation
                                                                                                               Board and
                                                                                                               Newton
                                                                                                               Wellesley
                                                                                                               Hospital
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
James Brendan Swan          Trustee      10 years    President, Airspray International              16              --
925 South Federal                                    Inc. (5)
Highway
Suite 600
Boca Raton, FL 33432
Age:  71
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------
Edward M. Tighe             Trustee       3 years    Chairman and CEO of JBE Technology             16         Director of
925 South Federal                                    Group, Inc. (6) President of Global                       Hansberger
Highway                                              Mutual Fund Services Inc.; President                      Institutional
Suite 600                                            & CEO of Global Technology                                Funds &
Boca Raton, FL  33432                                                                                          Global
Age:  59                                                                                                       Funds Ltd.
------------------------ -------------- ------------ --------------------------------------- ----------------- -------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.

         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 John S. Anderegg, Jr.
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot
(Trustee and President)             0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Keith J. Carlson
 (Trustee and Chairman)            $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    Stanley Channick
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

     Roy J. Glauber
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

  Joseph G. Rosenthal
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

  Richard N. Silverman
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    J. Brendan Swan
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

      Paula Wolfe
 (Assistant Secretary)             $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch
      (Treasurer)                  $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



* The Fund complex consists of Ivy Fund.


         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

                                          DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE IN ALL FUNDS
                                         EQUITY SECURITIES    OVERSEEN BY THE TRUSTEE IN THE IVY
            NAME OF TRUSTEE                 IN THE FUND                   FUND FAMILY
            ---------------              -----------------   --------------------------------------
John S. Anderegg, Jr                             $--                    $144,781
James W. Broadfoot                                --                     404,680
Keith J. Carlson                                  --                         140
Stanley Channick                                  --                      55,485
Dr. Roy J. Glauber                                --                     371,607
Joseph G. Rosenthal                               --                          --
Richard N. Silverman                              --                     158,140
J. Brendan Swan                                   --                          --
Edward M. Tighe                                   --                      21,306


PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics") which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel of IMI, IMDI and the Trust subject to the Codes of Ethics to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

                                 SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine

E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record 2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record 56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817 (26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

                  IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan,
Attn: Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%).

CLASS B

Of the outstanding Class B shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO:
Katherine P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records
428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record 323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor.,

New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc. #00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

                  IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302

Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

                  IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

                  IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

                  IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

                  IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

                  IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and
Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

                  IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

                  IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC & Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736,
owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co 80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn
Datalynx #00315, PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and FTC & Co Attn Datalynx #00328, PO Box 173736, Denver,
Co 80217-3736, owned of record 51,256.969 (11.44%),

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

                  IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

                  IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B
Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%);

                  IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

                  IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

                  IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGER


         IMI, which provides business management and investment advisory services to the Fund, is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a corporation organized under the laws of Ontario. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund, a separate series of Ivy Fund. IMI also currently acts as both manager and investment advisor to the other series of Ivy Fund, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager.

         The Agreement obligates IMI to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and subject to policy decisions adopted by the Trustees.

         Under the Agreement, IMI is also obligated to (1) coordinate with the Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities as needed; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in such capacities; and (7) take such other action with respect to the Fund, upon the approval of its trustees, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission (the "SEC") and of state securities commissions and other regulatory agencies.

         The Fund pays IMI a fee for its services under the Agreement at an annual rate of 1.00% of the Fund's average net assets. From December 29, 2000 (commencement) through December 31, 2000 and the fiscal year ended December 31, 2001, the Fund paid IMI fees of $27 and $5,080, respectively. During the same period, IMI reimbursed Fund expenses in the amount of $12,109 and $124,118 respectively.

         Under the Agreement, the Trust is also responsible for the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

         The Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of the Fund relative to funds with similar objectives; (2) the profitability to IMI from its relationship with the Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of the Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to the Fund; and (7) management's soft dollar practices and the use of soft dollars in connection with the Fund, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI is deemed to owe a fiduciary duty to the Fund and approved the investment advisory agreement.

DISTRIBUTION SERVICES

         Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Fund continuously, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized IMDI to accept purchase and redemption orders on its behalf. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         As of the date of this SAI, MIMI on behalf of IMDI had not received any payments under the Distribution Agreement with respect to the Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors and filed with the SEC. At a meeting held on December 7, 2000, the Trustees adopted a Rule 18f-3 plan on behalf of the Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) the Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, the Fund pays to IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, respectively. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of Fund shares, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under the Fund's Class B and Class C Plans, the Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fees compensate IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees of the Fund shall be committed to the discretion of the then current Independent Trustees..

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers banks, investment advisors, financial institutions and other entities for services rendered in the distribution of the Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly. As of the date of this SAI, no payments had been made under the Plans with respect to the Fund.

          The Class B Plan and underwriting agreement permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. The Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith, so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or any Plan is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the Fund's assets. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities. With respect to the Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to the Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. For the fiscal year ended December 31, 2001, the fund paid MIMI $18,013 under the Agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581, is the transfer agent for the Fund. Under the Agreement, the Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. The Fund pays $10.25 per open Class I account. In addition, the Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. As of the date of this SAI, no payments have been made by the Fund for transfer agency services. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof). Such fees and expenses for the fund for fiscal year ended December 31,2001 for the fund to totaled $360.

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I shares.

         Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of the Fund. Such fees for the fiscal year ended December 31,2001 for the Fund totaled $508.

AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Fund. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of the Fund. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Fund or the Trust. IMI may consider sales of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide it with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the period from commencement (December 29, 2000) through December 31, 2000, the Fund paid $1,352 in brokerage commissions. For the fiscal year ending December 31, 2001, the Fund paid a total of $5,773 in brokerage commissions with respect to portfolio transactions aggregating $2,451,365. Of such amount, $0 in brokerage commissions with respect to portfolio transactions aggregating $0 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Fund consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach an economically viable size. The Trustees have authorized sixteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy International Growth Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy International Growth Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting them differently, separate votes by the shareholders of the Fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of the Fund of the Trust. If the Trustees of the Trust determine that a matter does not affect the interests of a particular fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund of the Trust, the matter shall have been effectively acted upon with respect to that fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust also provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         Information as to how to purchase Fund shares is contained in the Prospectus. The Trust offers (and except as noted below) bears the cost of providing, to investors the following additional rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Fund, whose shares are also distributed by IMDI. These funds are:
Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other fifteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables the Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares except Class
I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. To use this privilege, please complete Sections 8 and 9 of the Account Application that is included with the Prospectus.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of the Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of the Fund made within 30 days of purchase. This fee will be retained by the Fund. See "Redemptions" below.

         INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) In certain short-term transactions, Class A shares may also be subject to a fee upon redemption or exchange. See "REDEMPTIONS" below.

         Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

         The Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply on to Class A Shares of the Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than the Fund) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of the Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of the Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to the Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of the Ivy International Growth Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                OF DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------         -------------------------------------------------
First                                            5%
Second                                           4%
Third                                            3%
Fourth                                           3%
Fifth                                            2%
Sixth                                            1%
Seventh and thereafter                           0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I; $10,000 in the case of Advisor Class). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I; $10,000 in the case of Advisor Class).

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of the Fund made within 30 days of initial purchase. This fee will be retained by the Fund. See "Redemptions" below.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of the Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. (See the Account Application in the Prospectus.) Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of the Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be backdated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy International Growth Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, PFPC will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy (or the Trust) to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of the letter before signing.

RETIREMENT PLANS

         Shares of the Fund may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee                no fee

         Retirement Plan Annual Maintenance Fee         $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes some aspects of the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Fund may be used as the funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account. Individuals should consult their tax advisors before investing IRA assets in the Fund if that fund primarily distributes exempt-interest dividends.

         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, for years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 ($3,500 if 50 or older) may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (and his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. There are special rules for determining what portion of any distribution is allocable to deductible and to non-deductible contributions. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses, amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAs: Shares of the Fund also may be used as the Funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 per year ($7,000 if 50 or older) or($3,000 per IRA) ($3,500 if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, deductible medical expenses, certain purchases of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Adoption Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Adoption Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Adoption Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Code permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Fund in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.

         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

         Shareholders who have redeemed Class A shares of the Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of the Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code).

         "Rights of Accumulation" are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above where the aggregate quantity of Class A shares of the Fund and of any other investment company distributed by IMDI previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan") by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a Class A, B or C shareholder must have at least $5,000 in his or her account; an Advisor Class shareholder must have at least $10,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each for Class A, B or C shareholders and at least $250 for Advisor Class shareholders, while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Fund does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Fund reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Fund and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Fund may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Fund reserves the right to change these fees from time to time without advance notice.

         Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC and redemption fee. Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days
(i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, the Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Fund for a period of more than 12 months for Class A, B, C or I shareholders; $10,000 or less for Advisor Class shareholders for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance for Class A, B, C or I shareholders, and $10,000 balance for Advisor Class shareholders will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. The Fund may delay for up to seven days delivery of the proceeds of a wire redemption request of $250,000 or more if considered appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of the Fund held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption discount generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund,
(c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or
(d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.

         However, if Class A shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the Class A shares actually redeemed, Class A shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the Class A shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at their "fair value" as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Fund. The Fund is not managed for tax-efficiency.

         The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
         Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals.

Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING

         The Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of the Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:    P    =    a hypothetical initial payment of $1,000 to
                             purchase shares of a specific class

                   T    =    the average annual total return of shares of that
                             class

                   n    =    the number of years

                   ERV  =    the ending redeemable value of a
                             hypothetical $1,000 payment made at
                             the beginning of the period.

         For purposes of the above computation for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The Standardized Return for the Advisor Class shares of the Fund for the period from inception (December 29, 2000) through December 31, 2001 and the one year period ending December 31, 2001 was (26.02)% and (26.02)%, respectively. The return after taxes on distributions for the same periods is (30.77)%. The return after taxes on distributions and sale of Fund shares for the same periods is (19.93)%. These figures reflect expense reimbursement. Without expense reimbursement, the Standardized Return would have been (42.88)% and (42.88)%, respectively. After tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of the Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:    C    =   cumulative total return

                   P    =   a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                   ERV  =   ending redeemable value: ERV is
                            the value, at the end of the
                            applicable period, of a hypothetical
                            $1,000 investment made at the
                            beginning of the applicable period.

         The Cumulative Total Return for the Advisor Class shares of the Fund for the period from inception through December 31, 2001 and the one year period ending December 31, 2001 was (26.02)% and (26.02)%, respectively.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding the Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         The Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer

Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         The Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the fiscal year ended December 31, 2001, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in the Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                 IVY GROWTH FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of


                                    IVY FUND
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                  ------------
                                 April 30, 2002


         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C and Advisor Class shares of Ivy Growth Fund and Ivy US Emerging Growth Fund, and to the Class A, B, C, I and Advisor Class shares of Ivy US Blue Chip Fund (each a "Fund" and, collectively, the "Funds"). The other thirteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 30, 2002, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         Each Fund's Annual Report to shareholders dated December 31, 2001 (each, an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER


                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR


                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS................................................................1
         IVY GROWTH FUND..........................................................................................1
         IVY US BLUE CHIP FUND....................................................................................5
         IVY US EMERGING GROWTH FUND..............................................................................8
RISK CONSIDERATIONS..............................................................................................11
         EQUITY SECURITIES.......................................................................................11
         CONVERTIBLE SECURITIES..................................................................................12
         SMALL COMPANIES.........................................................................................12
         INITIAL PUBLIC OFFERINGS................................................................................13
         ADJUSTABLE RATE PREFERRED STOCKS........................................................................13
         DEBT SECURITIES.........................................................................................13
                  IN GENERAL.....................................................................................13
                  INVESTMENT-GRADE DEBT SECURITIES...............................................................13
                  LOW-RATED DEBT SECURITIES......................................................................14
                  U.S. GOVERNMENT SECURITIES.....................................................................15
                  ZERO COUPON BONDS..............................................................................16
         ILLIQUID SECURITIES.....................................................................................16
         FOREIGN SECURITIES......................................................................................17
         EMERGING MARKETS........................................................................................18
         FOREIGN CURRENCIES......................................................................................19
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................................................................20
         REPURCHASE AGREEMENTS...................................................................................21
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................21
         COMMERCIAL PAPER........................................................................................22
         BORROWING...............................................................................................22
         WARRANTS................................................................................................22
         REAL ESTATE INVESTMENT TRUSTS (REITS)...................................................................22
         OPTIONS TRANSACTIONS....................................................................................23
                  IN GENERAL.....................................................................................23
                  WRITING OPTIONS ON INDIVIDUAL SECURITIES.......................................................24
                  PURCHASING OPTIONS ON INDIVIDUAL SECURITIES....................................................24
                  PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES...........................................25
                  RISKS OF OPTIONS TRANSACTIONS..................................................................25
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................26
                  IN GENERAL.....................................................................................26
                  RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS..............................................28
         SECURITIES INDEX FUTURES CONTRACTS......................................................................29
         COMBINED TRANSACTIONS...................................................................................30
PORTFOLIO TURNOVER...............................................................................................31
TRUSTEES AND OFFICERS............................................................................................31
PRINCIPAL HOLDERS OF SECURITIES..................................................................................36
         CLASS A.................................................................................................36
         CLASS B.................................................................................................37


                                                                                                                PAGE
                                                                                                                ----

         CLASS C.................................................................................................38
         CLASS I.................................................................................................40
         ADVISOR CLASS...........................................................................................41
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................43
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................43
         DISTRIBUTION SERVICES...................................................................................45
         RULE 12b-1 DISTRIBUTION PLANS...........................................................................47
         CUSTODIAN...............................................................................................51
         FUND ACCOUNTING SERVICES................................................................................51
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................52
         ADMINISTRATOR...........................................................................................52
         AUDITORS................................................................................................53
BROKERAGE ALLOCATION.............................................................................................53
CAPITALIZATION AND VOTING RIGHTS.................................................................................54
SPECIAL RIGHTS AND PRIVILEGES....................................................................................56
         AUTOMATIC INVESTMENT METHOD.............................................................................56
         EXCHANGE OF SHARES......................................................................................57
         LETTER OF INTENT........................................................................................60
         RETIREMENT PLANS........................................................................................60
         REINVESTMENT PRIVILEGE..................................................................................64
         RIGHTS OF ACCUMULATION..................................................................................65
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................65
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................66
REDEMPTIONS......................................................................................................67
CONVERSION OF CLASS B SHARES.....................................................................................69
NET ASSET VALUE..................................................................................................69
TAXATION.........................................................................................................71
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.................................................72
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..................................................73
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......................................................73
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................................................................74
         DISTRIBUTIONS...........................................................................................74
         DISPOSITION OF SHARES...................................................................................75
         FOREIGN WITHHOLDING TAXES...............................................................................76
         BACKUP WITHHOLDING......................................................................................77
PERFORMANCE INFORMATION..........................................................................................77
FINANCIAL STATEMENTS.............................................................................................88
APPENDIX A.......................................................................................................89

                                       ii

                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations (Class A shares) on March 1, 1984. The inception dates for Ivy Growth Fund's Class B, Class C and Advisor Class shares were October 22, 1993, April 30, 1996 and April 30, 1998, respectively. Ivy US Blue Chip Fund commenced operations (Class A, B, C and Advisor Class shares) on November 2, 1998. There are no Class I shares outstanding. Ivy US Emerging Growth Fund commenced operations (Class A shares) on March 3, 1993. The inception dates for Ivy US Emerging Growth Fund's Class B, Class C and Advisor Class shares were October 22, 1993, April 30, 1996 and February 18, 1998, respectively.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

               INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

         Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with rising earnings. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven record of profitability and earnings growth, but whose prices appear to be low relative to their underlying profitability. The other half is invested in equity securities of small and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

         Ivy Growth Fund may invest up to 5% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

         Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

         (iii) invest in companies for the purpose of exercising control of management;

         (iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         (vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

         (vii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

         (viii)   purchase securities on margin;

         (ix)     sell securities short;

         (x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

         (xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock preferred stock and securities convertible into common stock) of U.S. companies that IMI believes are "blue chip" companies. Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

         Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

         The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         (ii) invest in oil, gas or other mineral leases or exploration or development programs;

         (iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

         (iv) invest in companies of the purpose of exercising control of management;

         (v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

         (vii) invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

         (viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act and
                  (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act;

         (ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (x)      sell securities short;

         (xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

         (xii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

         Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock). The Fund invests primarily in equity securities of small- and medium-sized U.S. companies, that are in the early stages of their life cycles and that IMI believes have the potential to increase their sales and earnings at above-average rates. These may include securities issued pursuant to initial public offerings ("IPOs"). U.S. companies are companies whose securities are traded mainly on U.S. markets and that are organized under the laws of the U.S. or that have more than half their business in the U.S. The Fund may engage in short-term trading.

         Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

         Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         (ii) invest in oil, gas or other mineral leases or exploration or development programs;

         (iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

         (iv) invest in companies for the purpose of exercising control of management;

         (v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

         (vii) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

         (ix)     purchase securities on margin;

         (x)      sell securities short;

         (xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

         (xii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

                               RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Growth Fund and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

         Ivy Growth Fund and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Growth Fund and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Growth Fund and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through Ivy Growth Fund or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When a Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The portfolio turnover rate for Ivy US Emerging Growth Fund was significantly higher in 2001 than it was in 2000 because of the decrease in assets compounded by the increase in portfolio trading activity in 2001 compared to 2000.

                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:


--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------
                                             Term of                                            Number of             Other
          Name,                            Office and                 Principal                 Portfolios in      Directorships
         Address,           Position(s)     Length of                Occupation(s)              Fund Complex           Held
          And               Held with          Time                  During Past 5               Overseen by             by
          Age               Fund            Served (1)                   Years                   Trustee              Trustee
--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------
James W. Broadfoot (2)      Trustee and      6 years    President and Chief Investment                 16               __
925 South Federal Hwy.      President of                Officer -- US Equities of IMI;
Boca Raton, FL 33432        Ivy Fund                    Director, Senior Vice President of
Age:  59                                                Mackenzie Investment Management
                                                        Inc.;  Director of Ivy Mackenzie
                                                        Distributors, Inc.; Director of Ivy
                                                        Mackenzie Services Corp.
--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------
Keith J. Carlson (2)        Trustee and      8 years    Director, Chairman and Senior Vice             16               __
925 South Federal Hwy.      Chairman of                 President of IMI; Director, President
Suite 600                   Ivy Fund                    and Chief Executive Officer of
Boca Raton, FL 33432                                    Mackenzie Investment Management Inc.
Age:  45                                                and Ivy Mackenzie Distributors, Inc.;
                                                        Director, President and Chairman of
                                                        Ivy Mackenzie Services Corp.
--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------
Paula Wolfe                 Secretary        4 years    Compliance Manager of Mackenzie                16               __
925 South Federal Hwy.                                  Investment Management Inc.; Assistant
Suite 600                                               Secretary of Ivy Fund ; Secretary of
Boca Raton, FL 33432                                    Ivy Mackenzie Distributors, Inc.;
Age: 40                                                 Secretary of Ivy Mackenzie Services
                                                        Corp.
--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------
Beverly J. Yanowitch        Treasurer of     1 year     Vice President, Chief Financial                16               __
925 South Federal Hwy.      Ivy Fund                    Officer and Treasurer of Mackenzie
Suite 600                                               Investment Management, Inc.; Vice
Boca Raton, FL 33432                                    Present and Treasurer of IMI; Senior
Age:  52                                                Vice President and Treasurer of Ivy
                                                        Mackenzie Distributors, Inc. and Ivy
                                                        Mackenzie Services Corp.
--------------------------- -------------- ------------ --------------------------------------- ------------------ -------------


(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

         The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:


--------------------------- -------------- ------------ ------------------------------ ------------------ -------------
                                             Term of                                   Number of             Other
          Name,                            Office and            Principal             Portfolios in      Directorships
         Address,           Position(s)     Length of           Occupation(s)          Fund Complex           Held
          And               Held with          Time             During Past 5           Overseen by             by
          Age               Fund            Served (1)              Years               Trustee              Trustee
--------------------------- -------------- ------------ ------------------------------ ------------------ -------------
John S. Anderegg, Jr.        Trustee         35 years     Chairman Emeritus, Dynamics          16           --
c/o Dynamics Research Corp.                               Research Corp.; (Defense
60 Concord Street                                         Contractor)
Wilmington, MA 01810
Age:   78
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
Stanley Channick             Trustee         27 years     Chairman, Scott Management           16           --
20234 Valley Forge Circle                                 Company; President, The
King of Prussia, PA 19406                                 Channick Group; President and
Age:   78                                                 CEO, The Whitestone
                                                          Corporation  (Retired) (2)
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
Dr. Roy J. Glauber           Trustee         41 years     Professor of Physics, Harvard        16           --
Lyman Laboratory of Physics                               University
Harvard University
Cambridge, MA 02138
Age:  76
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
Joseph G. Rosenthal          Trustee         10 years     Chartered Accountant.                16           --
925 South Federal Highway                                 Rosenthal & Katkauskas
Suite 600                                                 (Accountants)
Boca Raton, FL 33432
Age:  67
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
Richard N. Silverman         Trustee         29 years     President, Van Leer USA              16      Trustee of
925 South Federal Highway                                 (Retired) (3); President,                    Boston
Suite 600                                                 Hysil (Retired) (4)                          Ballet,
Boca Raton, FL 33432                                                                                   Member
Age:  78                                                                                               Charitable
                                                                                                       Foundation
                                                                                                       Board and
                                                                                                       Newton
                                                                                                       Wellesley
                                                                                                       Hospital
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
James Brendan Swan           Trustee         10 years     President, Airspray                  16           --
925 South Federal Highway                                 International Inc. (5)
Suite 600
Boca Raton, FL 33432
Age:  71
---------------------------- ------------- -------------- -------------------------------- ----------- -------------
Edward M. Tighe              Trustee          3 years     Chairman and CEO of JBE              16      Director of
925 South Federal Highway                                 Technology Group, Inc. (6)                   Hansberger
Suite 600                                                 President of Global Mutual                   Institutional
Boca Raton, FL  33432                                     Fund Services Inc.; President                Funds &
Age:  59                                                  & CEO of Global Technology                   Global
                                                                                                       Funds Ltd.
---------------------------- ------------- -------------- -------------------------------- ----------- -------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.

         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 John S. Anderegg, Jr.
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot
(Trustee and President)            $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    Keith J. Carlson
 (Trustee and Chairman)            $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    Stanley Channick
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

     Roy J. Glauber
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

  Joseph G. Rosenthal
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

  Richard N. Silverman
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

    J. Brendan Swan
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe
       (Trustee)                 $25,000                  N/A                     N/A                  $25,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

      Paula Wolfe
 (Assistant Secretary)             $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch
      (Treasurer)                  $0                     N/A                     N/A                    $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*The Fund complex consists of Ivy Fund.

         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

                                                   DOLLAR RANGE OF       DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF     EQUITY SECURITIES    EQUITY SECURITIES IN    IN ALL FUNDS OVERSEEN
                             EQUITY SECURITIES   IN IVY US BLUE CHIP     IVY US EMERGING       BY THE TRUSTEE IN THE
      NAME OF TRUSTEE        IN IVY GROWTH FUND         FUND                GROWTH FUND           IVY FUND FAMILY
      ---------------        ------------------  --------------------   --------------------   -----------------------
John S. Anderegg, Jr.            $     --          $  14,664             $   108,381                   $ 144,781
James W. Broadfoot                 89,814                 --                 180,644                     404,680
Keith J. Carlson                       --                 --                      --                         140
Stanley Channick                       --                 --                  11,944                      55,485
Dr. Roy J. Glauber                     --                 --                  59,468                     371,607
Joseph G. Rosenthal                    --                 --                      --                          --
Richard N. Silverman                   --                 --                  19,377                     158,140
J. Brendan Swan                        --                 --                      --                          --
Edward M. Tighe                        --                 --                      --                      21,306


         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of IMI, IMDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

         SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine
E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record 2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record 56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817

(26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

                  IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan,
Attn: Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%).

CLASS B

Of the outstanding Class B shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO:
Katherine P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records
428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record 323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor., New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc. #00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

                  IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302 Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

                  IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

                  IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

                  IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

                  IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

                  IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and
Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

                  IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

                  IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC & Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736,
owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co 80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn
Datalynx #00315, PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and FTC & Co Attn Datalynx #00328, PO Box 173736, Denver,
Co 80217-3736, owned of record 51,256.969 (11.44%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

                  IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%)

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

                  IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B
Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%);

                  IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

                  IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James

Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

                  IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

              BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES


         IMI, which provides business management and investment advisory services to the Funds, is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is a indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund, a separate series of Ivy Fund. IMI also currently acts as both manager and investment advisor to the other series of Ivy Fund, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager.


         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets, reduced to 0.75% on its average net assets in excess of $350 million.


         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Growth Fund paid IMI fees of $2,731,358, $3,041,015, and $1,857,265, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $0, respectively.


         Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy US Blue Chip Fund paid IMI fees of $78,946, $390,662 and $497,756, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $213,586, $126,188 and $179,897, respectively.

         Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of the Fund's average net assets.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy US Emerging Growth Fund paid IMI fees of $1,070,591, $1,711,602 and $902,288, respectively.

         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy US Blue Chip Fund to an annual rate of 1.34% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of each Fund relative to funds with similar objectives; (2) the profitability to IMI from its relationship with each Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of each Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to each Fund; and
(7) management's soft dollar practices and the use of soft dollars in connection with the Funds, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI is deemed to owe a fiduciary duty to each Fund and approved the investment advisory agreement.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concessions as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Growth Fund $67,547, $111,676 and $67,933, respectively, in sales commissions, of which $10,389, $15,235, and $12,009 was retained after dealer allowance. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $8,023 in CDSCs on redemptions of Class B shares of Ivy Growth Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $281 in CDSCs on redemptions of Class C shares of Ivy Growth Fund.

         During the fiscal years ended December 31, 1999, 2000 and 2001, IMDI received from sales of Class A shares of Ivy US Blue Chip Fund $69,514, $39,484 and $28,365, respectively, in sales commissions, of which $8,790, $5,219 and $4,203, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $28,080 in CDSCs on redemptions of Class B shares of Ivy US Blue Chip Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $2,458 in CDSCs on redemptions of Class C shares of Ivy US Blue Chip Fund.

         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $167,177, $225,396 and $23,617, respectively, in sales commissions, of which $23,611, $35,768 and $4,218, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 2000, IMI on behalf of IMDI received $59,060 in CDSCs on redemptions of Class B shares of Ivy US Emerging Growth Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $1,124 in CDSCs on redemptions of Class C shares of Ivy US Emerging Growth Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

         RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

RULE 12b-1 DISTRIBUTION PLANS.

         The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee is a reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees, as defined below, shall be committed to the discretion of the then current Independent Trustees.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

         The Class B Plan and underwriting agreement permits IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. The Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 2001, Ivy Growth Fund paid IMDI $122,792 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy Growth Fund paid MIMI or IMDI $64,755 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, Ivy Growth Fund paid MIMI or IMDI $5,892 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising $684; printing and mailing of prospectuses to persons other than current shareholders, $60,055; compensation to underwriters $0; compensation to dealers, $189,715; compensation to sales personnel $471,015; interest, carrying or other financing charges $0 seminars and meetings, $47,428; travel and entertainment, $74,276; general and administrative, $53,405; telephone, $11,800; and occupancy and equipment rental, $75,240.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Growth Fund: advertising, $38; printing and mailing of prospectuses to persons other than current shareholders, $1,888; compensation to underwriters $0; compensation to dealers, $19,666; compensation to sales personnel, $14,675; interest, carrying or other financing charges $0; seminars and meetings, $4,916; travel and entertainment, $2,300; general and administrative, $1,824; telephone, $369; and occupancy and equipment rental $2,310.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising, $4; printing and mailing of prospectuses to persons other than current shareholders, $168; compensation to underwriters $0; compensation to dealers, $4,428; compensation to sales personnel, $1,305; interest, carrying or other financing charges $0; seminars and meetings, $1,106; travel and entertainment, $204; general administrative, $160; telephone, $32; and occupancy and equipment rental, $204.

         During the fiscal year ended December 31, 2001, Ivy US Blue Chip Fund paid IMDI $87,301 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy US Blue Chip Fund paid IMDI $209,039 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, Ivy US Blue Chip Fund paid IMDI $17,470 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy US Blue Chip Fund: advertising $335; printing and mailing of prospectuses to persons other than current shareholders, $12,068; compensation to underwriters $0; compensation to dealers, $38,728; compensation to sales personnel $97,113; interest, carrying or other financing charges $0; seminars and meetings, $9,682; travel and entertainment, $15,249; general and administrative, $12,267; telephone, $2,446; and occupancy and equipment rental, $15,157.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy US Blue Chip Fund: advertising, $158; printing and mailing of prospectuses to persons other than current shareholders, $6,043; compensation of underwriters $0; compensation to dealers, $43,137; compensation to sales personnel, $48,327; interest, carrying or other financing charges $0; seminars and meetings, $10,784; travel and entertainment, $7,553; general and administrative, $6,352; telephone, $1,216; and occupancy and equipment rental $7,526.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy US Blue Chip Fund: advertising, $4; printing and mailing of prospectuses to persons other than current shareholders, $442; compensation to underwriters $0; compensation to dealers, $10,951; compensation to sales personnel, $3,727; interest, carrying or other financing charges $0; seminars and meetings, $2,738; travel and entertainment, $595; general administrative, $393; telephone, $94; and occupancy and equipment rental, $591.

         During the fiscal year ended December 31, 2001, Ivy US Emerging Growth Fund paid IMDI $151,491 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy US Emerging Growth Fund paid IMDI $381,678 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, Ivy US Emerging Growth Fund paid IMDI $59,581 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth
Fund: advertising $119; printing and mailing of prospectuses to persons other than current shareholders, $18,735; compensation to underwriters $0; compensation to dealers, $53,850; compensation to sales personnel $136,422; interest, carrying or other financing charges $0; seminars and meetings, $13,463; travel and entertainment, $21,585; general and administrative, $14,882; telephone, $3,419; and occupancy and equipment rental, $21,852.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth
Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $11,249; compensation to underwriters $0; compensation to dealers, $72,818; compensation to sales personnel, $83,636; interest, carrying or other financing charges $0; seminars and meetings, $18,204; travel and entertainment, $13,331; general and administrative, $7,988; telephone, $2,089; and occupancy and equipment rental $13,620.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth
Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $1,653; compensation to underwriters $0; compensation to dealers, $7,229; compensation to sales personnel, $12,737; interest, carrying or other financing charges $0; seminars and meetings, $1,808; travel and entertainment, $2,046; general and administrative, $991; telephone, $317; and occupancy and equipment rental, $2,127.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

         During the fiscal year ended December 31, 2001, Ivy Growth Fund paid MIMI $131,603 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy US Blue Chip Fund paid MIMI $84,008 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy US Emerging Growth Fund paid MIMI $105,114 under the agreement

TRANSFER AGENT AND DIVIDEND PAYING AGENT


         Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy Growth Fund totaled $627,250. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy US Blue Chip Fund totaled $215,844. Such fees and expenses for the fiscal year ended December 31, 2001 for Ivy US Emerging Growth Fund totaled $322,329. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 2001 for Ivy Growth Fund totaled $218,502. Such fees for the fiscal year ended December 31, 2001 for Ivy US Blue Chip Fund totaled $66,368. Such fees for the fiscal year ended December 31, 2001 for Ivy US Emerging Growth Fund totaled $106,152.

AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide IMI with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy Growth Fund paid brokerage commissions of $739,391 and $894,392, respectively. For the fiscal year ended December 31, 2001, Ivy Growth Fund paid a total of $945,243 in brokerage commissions with respect to portfolio transactions aggregating $500,257,003. Of such amount, $859,700 in brokerage commissions with respect to portfolio transactions aggregating $421,705,723 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy US Blue Chip Fund paid brokerage commissions of $19,700 and $78,308, respectively. For the fiscal year ended December 31, 2001, Ivy US Blue Chip Fund paid a total of $135,687 in brokerage commissions with respect to portfolio transactions aggregating $112,084,669. Of such amount, $103,426 in brokerage commissions with respect to portfolio transactions aggregating $76,949,048 was placed with broker-dealers who provided research services.

         During the fiscal years ended December 31, 1999 and 2000, Ivy US Emerging Growth Fund paid brokerage commissions of $588,118 and $588,138, respectively. For the fiscal year ended December 31, 2001, Ivy US Emerging Growth Fund paid a total of $766,661 in brokerage commissions with respect to portfolio transactions aggregating $306,216,249. Of such amount, $723,419 in brokerage commissions with respect to portfolio transactions aggregating $268,034,126 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized sixteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund, and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy

Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         Information as to how to purchase Fund shares is contained in the prospectus. The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund and Ivy Pacific Opportunities Fund (the other thirteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD


         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 8 and 9 of the Account Application.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of each Fund made within 30 days of purchase. This fee will be retained by the Fund. See "Redemptions" below.

         INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). In certain short-term transactions, Class A shares may be subject to a fee upon redemption or exchange. See "REDEMPTIONS" below.

         Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         On August 19, 1999, Ivy US Emerging Growth Fund and Hudson Capital Appreciation Fund ("Hudson Capital") entered into an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of Hudson Capital would be acquired by Ivy US Emerging Growth Fund in exchange solely for Class A and Class B voting shares of beneficial interest of Ivy US Emerging Growth Fund (the "Reorganization"). In connection with the Reorganization, the parties agreed that no sales charge would be imposed in connection with the issuance of Ivy US Emerging Growth Fund shares to shareholders of Hudson Capital pursuant to the Plan. In addition, the parties agreed that former Class N shareholders of Hudson Capital would be exempt from the initial sales charge on additional purchases of Class A shares of Ivy US Emerging Growth Fund.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

                              CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                 OF DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------           ------------------------------------------------

First                                              5%
Second                                             4%
Third                                              3%
Fourth                                             3%
Fifth                                              2%
Sixth                                              1%
Seventh and thereafter                             0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I; $10,000 in the case of Advisor Class). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($250,000 in the case of Class I; $10,000 in the case of Advisor Class).


         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of any Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

        Retirement Plan New Account Fee                no fee
        Retirement Plan Annual Maintenance Fee         $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.


         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account. Individuals should consult their tax advisors before investing IRA assets in the Fund if that Fund primarily distributes exempt-interest dividends.


         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, for the years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 ($3,500 if 50 or older) may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAs: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 per year ($7,000 if 50 or older) or ($3,000 per IRA) ($7,000 per IRA if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional

IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.


         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.


         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.


         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE


         Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.


         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). "Rights of Accumulation" are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.


         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.


SYSTEMATIC WITHDRAWAL PLAN


         A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically (minimum distribution - $50 for Advisor Class shares), accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a Class A, Class B or Class C shareholder must have at least $5,000 in his or her account; an Advisor Class shareholder must continually maintain an account balance of $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.


         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each for Class A, Class B or Class C shareholders and at least $250 for Advisor Class shareholders while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.


         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached

$5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC or redemption fee.


         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months for Class A, Class B, Class C and Class I shareholders; $10,000 or less for Advisor Class shareholders for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance for Class A, Class B, Class C and Class I shareholders and $10,000 balance for Advisor Class shareholders, will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of the Fund held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


         The redemption discount may generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund, (c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or (d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.


         However, if Class A shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the Class A shares actually redeemed, Class A shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the Class A shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.


                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of each Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of each Fund's total assets at the close of its taxable year consists of securities of foreign corporations, each Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING


         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:    P    =   a hypothetical initial payment of $1,000 to
                            purchase shares of a specific class

                   T    =   the average annual total return of shares of
                            that class

                   n    =   the number of years

                   ERV  =   the ending redeemable value of a
                            hypothetical $1,000 payment made at
                            the beginning of the period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Advisor Class shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                                 IVY GROWTH FUND

                             STANDARDIZED RETURN[*]

------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A[1]          CLASS B[2]            CLASS C               ADVISOR CLASS[3]
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Year ended December 31, 2001                 (26.89)%            (27.05)%               (23.97)%               (22.68)%
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
***                                          (26.90)%              N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
and sale of Fund shares ***                  (13.73)%              N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Five Years ended December 31, 2001           (0.93)%             (1.11)%                (0.80)%                   N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
***                                          (2.75)%               N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
and sale of Fund shares ***                   0.43%                N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Ten Years ended December 31, 2001             5.02%                N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
***                                           2.66%                N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Return after taxes on distributions
and sale of Fund shares ***                   4.17%                N/A                    N/A                     N/A
------------------------------------------------------------------------------------------------------------------------------

                           NON-STANDARDIZED RETURN[**]

--------------------------------------- ------------------- ------------------- ------------------------- --------------------
                                             CLASS A[4]          CLASS B[5]            CLASS C               ADVISOR CLASS[3]
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Year ended December 31, 2001                 (22.43)%            (23.21)%               (23.20)%               (22.68)%
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Five Years ended December 31, 2001            0.25%              (0.71)%                (0.80)%                   N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Ten Years ended December 31, 2001             5.65%                N/A                    N/A                     N/A
--------------------------------------- ------------------- ------------------- ------------------------- --------------------
Inception [#] to year ended December
31, 2001 [6]:                                 9.55%               4.09%                  0.18%                  (6.22)%
--------------------------------------- ------------------- ------------------- ------------------------- --------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for Class A shares of Ivy Growth Fund was January 12, 1960. The inception dates for Class B, Class C and Advisor Class shares of the Fund were October 22, 1993, April 30, 1996 and April 30, 1998, respectively.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 9.38%, (26.89)%, (0.93)% and 5.00%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 4.07%, (27.05)% and (1.11)%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 2001.)

         [3] Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (6.22)% and (22.68)% respectively.

         [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 9.54%, (22.43)%, 0.25% and 5.62%, respectively.

         [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 4.07%, (23.21)% and (0.71)%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 2001.)

         [6] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                              IVY US BLUE CHIP FUND

                               STANDARD RETURN[*]

------------------------------------------------------------------------------------------------------------------------------
                          CLASS A[1]          CLASS B[2]            CLASS C[3]           CLASS I[4]          ADVISOR CLASS[5]
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Year ended December
31, 2001                   (16.70)%             (16.60)%             (13.27)%                N/A                (11.36)%
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Return after taxes
on distributions ***       (16.70)%                N/A                  N/A                  N/A                  N/A
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Return after taxes
on distributions
and sale of Fund
shares ***                 (11.89)%                N/A                  N/A                  N/A                  N/A
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Inception [#] to
year ended December
31, 2001 [9]                (3.25)%              (3.93)%              (3.04)%                N/A                (1.08)%
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Return after taxes
on distributions ***        (3.40)%                N/A                  N/A                  N/A                  N/A
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------
Return after taxes
on distributions
and sale of Fund
shares ***                  (2.95)%                N/A                  N/A                  N/A                  N/A
--------------------- -------------------- -------------------- -------------------- --------------------- -------------------


                             NON-STANDARD RETURN[**]

------------------------------------------------------------------------------------------------------------------------------
                          CLASS A[6]          CLASS B[7]            CLASS C[8]           CLASS I[4]          ADVISOR CLASS[5]
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Year ended
December 31, 2001          (11.61)%             (12.21)%             (12.39)%                N/A               (11.36)%
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Inception [#] to
year ended December
31, 2001 [9]                (1.41)%              (3.01)%              (3.04)%                N/A                (1.08)%
--------------------- -------------------- -------------------- -------------------- -------------------- --------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (4.08)% and (16.96)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (4.79)% and (16.87)%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (3.93)% and (13.55)%, respectively.

         [4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the periods indicated.

         [5] Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.09)% and (11.64)%, respectively.

         [6] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (2.26)% and (11.90)%, respectively.

         [7] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (3.87)% and (12.50)%, respectively.

         [8] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one-year period ended December 31, 2001 and the period from inception through December 31, 2001 would have been (3.93)% and (12.68)%, respectively.

         [9] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                           IVY US EMERGING GROWTH FUND

                             STANDARDIZED RETURN[*]

------------------------------------- ------------------- ------------------ ------------------ --------------------
                                         CLASS A[1]          CLASS B[2]         CLASS C           ADVISOR CLASS[3]
------------------------------------- ------------------- ------------------ ------------------ --------------------
Year ended
December 31, 2001                          (37.31)%           (37.35)%           (34.70)%            (33.40)%
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
***                                        (37.31)%              N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
and sale of Fund shares ***                (5.66)%               N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Five years ended December 31, 2001         (1.45)%             (1.43)%            (1.00)%               N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
***                                        (2.42)%               N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
and sale of Fund shares ***                 0.25%                N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Inception [#] to year ended
December 31, 2001 [6]:                      10.34%              6.02%             (1.68)%             (2.22)%
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
***                                         9.08%                N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------
Return after taxes on distributions
and sale of Fund shares ***                 8.78%                N/A                N/A                 N/A
------------------------------------- ------------------- ------------------ ------------------ --------------------

                           NON-STANDARDIZED RETURN[**]

------------------------------------------------------------------------------------------------ ------------------
                                                                                                     ADVISOR
                                         CLASS A[4]          CLASS B[5]         CLASS C              CLASS[3]
------------------------------------- ------------------- ------------------ -------------------- ----------------
Year ended December 31, 2001               (33.49)%           (34.05)%            (34.04)%           (33.40)%
------------------------------------- ------------------- ------------------ -------------------- ----------------
Five years ended December 31, 2001         (0.27)%             (1.03)%             (1.00)%              N/A
------------------------------------- ------------------- ------------------ -------------------- ----------------
Inception [#] to year ended
December 31, 2001 [6]:                      11.10%              6.02%              (1.68)%            (2.22)%
------------------------------------- ------------------- ------------------ -------------------- ----------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 22, 1993. The inception date for the Class C shares of the Fund was April 30, 1996, and Advisor Class shares were first offered to the public on January 1, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 10.33%, (37.31)% and (1.45)%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.00%, (37.35)% and (1.43)%, respectively.

         [3] Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (2.22)% and (33.40)%, respectively.

         [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized

Return for Class A shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 11.09%, (33.49)% and (0.27)% respectively.

         [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 2001 and the one and five year periods ended December 31, 2001 would have been 6.00%, (34.05)% and (1.03)% respectively.

         [6] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:       C    =   cumulative total return

                      P    =   a hypothetical initial investment of $1,000 to
                               purchase shares of a specific class

                      ERV  =   ending redeemable value: ERV is
                               the value, at the end of the
                               applicable period, of a hypothetical
                               $1,000 investment made at the
                               beginning of the applicable period.

                                 IVY GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                ONE YEAR               FIVE YEARS              TEN YEARS         SINCE INCEPTION[*]
                                --------               ----------              ---------         ------------------
Class A                       (26.89)%                  (4.59)%                 63.25%                3,616.38%
Class B                       (27.05)%                  (5.41)%                    N/A                  38.92%
Class C                       (23.97)%                  (3.92)%                    N/A                   1.03%
Advisor Class                 (22.68)%                     N/A                     N/A                 (21.01)%

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.


                              ONE YEAR               FIVE YEARS                 TEN YEARS        SINCE INCEPTION[*]
                              --------               ----------                 ---------        ------------------
Class A                       (22.43)%                   1.23%                    73.21%              3,843.11%
Class B                       (23.21)%                  (3.48)%                      N/A                 38.92%
Class C                       (23.20)%                  (3.92)%                      N/A                  1.03%
Advisor Class                 (22.68)%                     N/A                       N/A               (21.01)%


---------------------------

[*] The inception date for Ivy Growth Fund (Class A shares) was January 12, 1960; the inception date for the Class B shares of the Fund was October 22, 1993. The inception date for Class C shares of the Fund was April 30, 1996; the inception date for Advisor Class shares was April 30, 1998.

                              IVY US BLUE CHIP FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.


                                                      ONE YEAR           SINCE INCEPTION[*]
                                                      --------           ------------------
                      Class A                         (16.70)%                 (9.90)%
                      Class B                         (16.60)%                (11.91)%
                      Class C                         (13.27)%                 (9.28)%
                      Class I                            N/A                     N/A
                      Advisor Class                   (11.36)%                 (3.37)%

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.



                                                      ONE YEAR           SINCE INCEPTION[*]
                                                      --------           ------------------
                      Class A                        (11.61)%                  (4.40)%
                      Class B                        (12.21)%                  (9.18)%
                      Class C                        (12.39)%                  (9.28)%
                      Class I                            N/A                     N/A
                      Advisor Class                  (11.36)%                  (3.37)%

[*] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

                           IVY US EMERGING GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has been assessed.

                                       ONE YEAR            FIVE YEARS              SINCE INCEPTION[*]
                                       --------            ----------              ------------------
        Class A                       (37.31)%             (7.03)%                    134.99%
        Class B                       (37.35)%             (6.94)%                     61.43%
        Class C                       (34.70)%             (4.91)%                     (9.17)%
        Advisor Class                 (33.40)%               N/A                       (8.31)%

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 2001, assuming the maximum 5.75% sales charge has not been assessed.

                                     ONE YEAR            FIVE YEARS               SINCE INCEPTION[*]
                                     --------            ----------               ------------------
        Class A                      (33.49)%             (1.36)%                    149.33%
        Class B                      (34.05)%             (5.05)%                     61.43%
        Class C                      (34.04)%             (4.91)%                     (9.17)%
        Advisor Class                (33.40)%               N/A                       (8.31)%

---------------------------

[*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares were first offered for sale to the public on October 22, 1993. The inception date for Class C shares was April 30, 1996; the inception date for Advisor Class shares was January 1, 1998.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         Each Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in the Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                  IVY BOND FUND

                              IVY MONEY MARKET FUND

                                    series of

                                    IVY FUND


                      925 South Federal Highway, Suite 600


                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION


                                 --------------

                                 April 30, 2002




         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of sixteen fully managed portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Money Market Fund and the Class A, B, C, I and Advisor Class shares of Ivy Bond Fund (each a "Fund" and, collectively, the "Funds"). The other fourteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 30, 2002, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         Each Fund's Annual Report to shareholders, dated December 31, 2001 (each an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.


                               INVESTMENT MANAGER


                          Ivy Management, Inc. ("IMI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472


                                   DISTRIBUTOR


                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      925 South Federal Highway, Suite 600
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.......................................................................1
         IVY BOND FUND............................................................................................1
         INVESTMENT RESTRICTIONS FOR IVY BOND FUND................................................................2
         IVY MONEY MARKET FUND....................................................................................5
         INVESTMENT RESTRICTIONS FOR IVY MONEY MARKET FUND........................................................6
RISK CONSIDERATIONS...............................................................................................8
         EQUITY SECURITIES........................................................................................8
         CONVERTIBLE SECURITIES...................................................................................8
         DEBT SECURITIES..........................................................................................9
                  IN GENERAL......................................................................................9
                  INVESTMENT-GRADE DEBT SECURITIES................................................................9
                  LOW-RATED DEBT SECURITIES......................................................................10
                  U.S. GOVERNMENT SECURITIES.....................................................................11
                  MUNICIPAL SECURITIES...........................................................................12
                  ZERO COUPON BONDS..............................................................................12
                  FIRM COMMITMENT AGREEMENTS AND
                  "WHEN-ISSUED" SECURITIES.......................................................................13
         ILLIQUID SECURITIES.....................................................................................13
         FOREIGN SECURITIES......................................................................................14
         DEPOSITORY RECEIPTS.....................................................................................15
         EMERGING MARKETS........................................................................................15
         FOREIGN SOVEREIGN DEBT OBLIGATIONS......................................................................16
         FOREIGN CURRENCIES......................................................................................17
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................................................................17
         REPURCHASE AGREEMENTS...................................................................................18
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......................................................19
         COMMERCIAL PAPER........................................................................................19
         BORROWING...............................................................................................19
         OPTIONS TRANSACTIONS....................................................................................19
                  IN GENERAL.....................................................................................20
                  WRITING OPTIONS ON INDIVIDUAL SECURITIES.......................................................20
                  PURCHASING OPTIONS ON INDIVIDUAL SECURITIES....................................................21
                  PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES...........................................22
                  RISKS OF OPTIONS TRANSACTIONS..................................................................22
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......................................................23
                  IN GENERAL.....................................................................................23
                  INTEREST RATE FUTURES CONTRACTS................................................................25
                  OPTIONS ON INTEREST RATE FUTURES CONTRACTS.....................................................25
                  FOREIGN CURRENCY FUTURES CONTRACTS AND
                  RELATED OPTIONS................................................................................26
                  RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS..............................................27
                  COMBINED TRANSACTIONS..........................................................................27



                                                                                                               PAGE
                                                                                                               ----

PORTFOLIO TURNOVER...............................................................................................28
TRUSTEES AND OFFICERS............................................................................................28
         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST............................................32
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................40
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....................................................40
         DISTRIBUTION SERVICES...................................................................................42
                  RULE 18F-3 PLAN................................................................................43
                  RULE 12B-1 DISTRIBUTION PLANS..................................................................44
         CUSTODIAN...............................................................................................47
         FUND ACCOUNTING SERVICES................................................................................47
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................................................................48
         ADMINISTRATOR...........................................................................................48
         AUDITORS................................................................................................49
BROKERAGE ALLOCATION.............................................................................................49
CAPITALIZATION AND VOTING RIGHTS.................................................................................50
SPECIAL RIGHTS AND PRIVILEGES....................................................................................52
         AUTOMATIC INVESTMENT METHOD.............................................................................52
         EXCHANGE OF SHARES......................................................................................52
                  INITIAL SALES CHARGE SHARES....................................................................53
         CONTINGENT DEFERRED SALES CHARGE SHARES.................................................................53
                  CLASS A........................................................................................53
                  CLASS B........................................................................................54
                  CLASS C........................................................................................54
                  CLASS I........................................................................................54
                  ALL CLASSES....................................................................................55
         LETTER OF INTENT........................................................................................55
         RETIREMENT PLANS........................................................................................56
                  INDIVIDUAL RETIREMENT ACCOUNTS.................................................................56
                  ROTH IRAS......................................................................................57
                  QUALIFIED PLANS................................................................................58
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT")....59
                  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS.......................................................59
                  SIMPLE PLANS...................................................................................59
         REINVESTMENT PRIVILEGE..................................................................................60
         RIGHTS OF ACCUMULATION..................................................................................60
         SYSTEMATIC WITHDRAWAL PLAN..............................................................................60
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................................................................61
REDEMPTIONS......................................................................................................62
CONVERSION OF CLASS B SHARES.....................................................................................64
NET ASSET VALUE..................................................................................................65
TAXATION.........................................................................................................66
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.................................................67
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..................................................68
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......................................................68
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................................................................68



                                                                                                               PAGE
                                                                                                               ----

         DISTRIBUTIONS...........................................................................................70
         DISPOSITION OF SHARES...................................................................................71
         FOREIGN WITHHOLDING TAXES...............................................................................71
         BACKUP WITHHOLDING......................................................................................72
PERFORMANCE INFORMATION..........................................................................................72
         YIELD...................................................................................................73
                  STANDARDIZED YIELD QUOTATIONS..................................................................73
                  AVERAGE ANNUAL TOTAL RETURN....................................................................73
                  CUMULATIVE TOTAL RETURN........................................................................79
                  OTHER QUOTATIONS, COMPARISONS AND
                  GENERAL INFORMATION............................................................................80
FINANCIAL STATEMENTS.............................................................................................81
APPENDIX A.......................................................................................................82



                               GENERAL INFORMATION

         Ivy Bond Fund and Ivy Money Market Fund are organized as separate, diversified portfolios of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Bond Fund commenced operations (Class A shares) on September 6, 1985. The inception date for Class B and Class I shares of Ivy Bond Fund was April 1, 1994. The inception date for Class C shares of Ivy Bond Fund was April 30, 1996. Advisor Class shares were first offered on January 1, 1998. The inception date for Ivy Money Market Fund was April 3, 1987.

         Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Funds' portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on a Fund's performance.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, is set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY BOND FUND


         The Fund seeks a high level of current income by investing primarily in
(i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.


         The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. See Appendix A for a description of Moody's and S&P's corporate bond ratings.

         The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.

         The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

         The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets in subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.

                    INVESTMENT RESTRICTIONS FOR IVY BOND FUND

         The Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

         (i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

         (ii)     purchase or sell real estate limited partnership interests;

         (iii) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

         (iv) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

         (v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

         (vi) make investments in securities for the purpose of exercising control over or management of the issuer;

         (vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or relate options transactions is not considered the purchase of a security on margin;

         (viii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

         (ix) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

         (x) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account; or

         (xi)     make short sales of securities or maintain a short position.


         IVY MONEY MARKET FUND

         The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see the description of risk factors below, and the "Risk Factors and Investment Techniques" section of the Prospectus.

         Whenever an investment objective, policy or restriction described in the Prospectus or in this SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

         The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less. By purchasing such short-term securities, the Fund will attempt to maintain a constant net asset value of $1.00 per share. The Funds portfolio of investments is actively monitored on a daily basis to maintain competitive yields on investments.

         The Fund will invest in the following categories of money market instrument: (i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations (including certificates of deposits and bankers' acceptances) of domestic banks and savings and loan associations; (iii) high-quality commercial paper that at the time of purchase is rated at least A-2 by Moody's or AA or P-2 by S&P or, if unrated, is issued or guaranteed by a corporation with outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or which is judged by IMI to be of at least equivalent quality; (iv) short-term corporate notes, bonds and debentures that at the time of purchase are rated at least Aa by Moody's or AA by S&P or that are judged by IMI to be of at least equivalent quality; and (v) repurchase agreements with domestic banks for periods not exceeding seven days and only with respect to U.S. government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest).

         The securities in which the Fund invests must present minimal credit risk and be rated in one of the two highest short-term rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the securities or issuer, or if only one NRSRO has assigned a rating, by that agency or determined to be of equivalent value by IMI. Purchases of securities that are rated by only one NRSRO must be previously approved or ratified subsequently by the Trustees. Securities that are rated in the highest short-term rating category by at least two NRSROs (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) are designated "First Tier Securities." Securities rated in the two highest short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." IMI shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Trustees.

         The Fund may not invest more than 5% of its total assets in the securities of any one issuer. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.

         INVESTMENT RESTRICTIONS FOR IVY MONEY MARKET FUND

         The Fund's investment objectives as set forth in the Prospectus under "Investment Objective and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act, of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

         (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

         (ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

         (vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

                             ADDITIONAL RESTRICTIONS

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

         (i) invest in oil, gas or other mineral leases or exploration or development programs;

         (ii) invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

         (iii) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

         (iv) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

         (v) invest in companies for the purpose of exercising control of management;

         (vi) purchase any security which it is restricted from selling to the public

         (vii)    without registration under the Securities Act of 1933;

         (viii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

         (ix) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

         (x)      purchase securities on margin;

         (xi)     sell securities short;

         (xii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

         (xiii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation;

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

                               RISK CONSIDERATIONS

         EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

         CONVERTIBLE SECURITIES

         The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

         DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

         MUNICIPAL SECURITIES. Municipal securities are debt obligations that generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise of a specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases revenue bonds that generally do not carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or on any property pledged as security).

         The market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging such Fund's assets. In either instance, each Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily market-to-market basis) to the amount of its commitment to purchase the underlying securities.

         ILLIQUID SECURITIES

         Ivy Bond Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is the policy of Ivy Bond Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between Ivy Bond Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

         FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Bond Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although IMI intends to invest Ivy Bond Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which Ivy Bond Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         DEPOSITORY RECEIPTS

         ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         EMERGING MARKETS

         Ivy Bond Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, Ivy Bond Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of Ivy Bond Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         FOREIGN SOVEREIGN DEBT OBLIGATIONS

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service it debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Ivy Bond Fund) may be request to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Bond Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Bond Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which Ivy Bond Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Bond Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While Ivy Bond Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Bond Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Bond Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which it expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Ivy Bond Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, Ivy Bond Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         BORROWING

         Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

         Ivy Bond Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Taxation."

         Ivy Bond Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When Ivy Bond Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Ivy Bond Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the for the options). In view of the investment objectives of the Fund, it generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although Ivy Bond Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Ivy Bond Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, Ivy Bond Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Ivy Bond Fund may purchase put options on underlying securities owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the securities. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         Ivy Bond Fund may also purchase put options on underlying securities that they own and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Ivy Bond Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When Ivy Bond Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by Ivy Bond Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when Ivy Bond Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         Ivy Bond Fund's options activities also may have an impact upon the level of their portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Ivy Bond Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by Ivy Bond Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by Ivy Bond Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         Ivy Bond Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, Ivy Bond Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, Ivy Bond Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an agreement between parties to buy or sell a specified debt security at a set price on a future date. The financial instruments that underlie interest rate futures contracts include long-term U.S. Treasury bonds, U.S. Treasury notes, and three-month U.S. Treasury bills. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be in the cash financial instrument or by payment of the change in cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred.

         Ivy Bond Fund may sell interest rate futures contracts in order to hedge their portfolio securities whose value may be sensitive to changes in interest rates. In addition, the Fund could purchase and sell these futures contracts in order to hedge its holdings in certain common stocks (such as utilities, banks and savings and loan) whose value may be sensitive to a change in interest rates. The Fund could sell interest rate futures contracts in anticipation of or doing a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in securities, it could purchase interest rate futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. If such purchases are made, an equivalent amount of interest rate futures contracts will be terminated by offsetting sales. The Fund may also maintain the futures contract as a substitute for the underlying securities.

         OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Ivy Bond Fund may also purchase and write put and call options on interest rate futures contracts that are traded on a U.S. exchange or board of trade and sell or purchase such options to terminate an existing position. Options on interest rate futures give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at a time during the period of the option.

         Transactions in options on interest rate futures would enable the Fund to hedge against the possibility that fluctuations in interest rates and other factors may result in a general decline in prices of debt securities owned by the Fund. Assuming that any decline in the securities being hedged in accomplished by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate gains which can partially offset any decline in the value of the particular Fund's portfolio securities which have been hedged. However, if after the Fund purchases or sells an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund may experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Ivy Bond Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Ivy Bond Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency, which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         Ivy Bond Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Ivy Bond Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when Ivy Bond Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         COMBINED TRANSACTIONS. Ivy Bond Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

         Ivy Bond Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, Ivy Bond Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The non-Independent Trustees (as defined below) and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------ -------------- ------------ --------------------------------------- ---------------- ------------
         Name,            Position(s)     Term of                  Principal                    Number of        Other
       Address,            Held with    Office and               Occupation(s)                Portfolios in   Directorships
        And Age              Fund        Length of               During Past 5                Fund Complex       Held
                                           Time                      Years                     Overseen by        by
                                        Served (1)                                               Trustee        Trustee
------------------------ -------------- ------------ --------------------------------------- ---------------- ------------
James W. Broadfoot (2)   Trustee and      6 years    President and Chief Investment                16             __
925 South Federal Hwy.   President of                Officer -- US Equities of IMI;
Boca Raton, FL 33432     Ivy Fund                    Director, Senior Vice President of
Age:  59                                             Mackenzie Investment Management
                                                     Inc.;  Director of Ivy Mackenzie
                                                     Distributors, Inc.; Director of Ivy
                                                     Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ---------------- ------------
Keith J. Carlson (2)     Trustee and      8 years    Director, Chairman and Senior Vice            16             __
925 South Federal Hwy.   Chairman of                 President of IMI; Director, President
Suite 600                Ivy Fund                    and Chief Executive Officer of
Boca Raton, FL 33432                                 Mackenzie Investment Management Inc.
Age:  45                                             and Ivy Mackenzie Distributors, Inc.;
                                                     Director, President and Chairman of
                                                     Ivy Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ---------------- ------------
Paula Wolfe              Secretary        4 years    Compliance Manager of Mackenzie               16             __
925 South Federal Hwy.                               Investment Management Inc.; Assistant
Suite 600                                            Secretary of Ivy Fund ; Secretary of
Boca Raton, FL 33432                                 Ivy Mackenzie Distributors, Inc.;
Age: 40                                              Secretary of Ivy Mackenzie Services
                                      Corp.
------------------------ -------------- ------------ --------------------------------------- ---------------- ------------
Beverly J. Yanowitch     Treasurer of     1 year     Vice President, Chief Financial               16             __
925 South Federal Hwy.   Ivy Fund                    Officer and Treasurer of Mackenzie
Suite 600                                            Investment Management, Inc.; Vice
Boca Raton, FL 33432                                 Present and Treasurer of IMI; Senior
Age:  52                                             Vice President and Treasurer of Ivy
                                                     Mackenzie Distributors, Inc. and Ivy
                                                     Mackenzie Services Corp.
------------------------ -------------- ------------ --------------------------------------- ---------------- ------------


(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Deemed to be an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his or her employment by MIMI or IMI.

         The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years are:

----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
           Name,              Position(s)      Term of                Principal                 Number of         Other
          Address,             Held with     Office and             Occupation(s)             Portfolios in     Directorships
          And Age                 Fund        Length of             During Past 5             Fund Complex        Held by
                                             Time Served                Years                  Overseen by        Trustee
                                                 (1)                                             Trustee
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
John S. Anderegg, Jr.         Trustee         35 years     Chairman Emeritus, Dynamics             16               --
c/o Dynamics Research Corp.                                Research Corp.; (Defense
60 Concord Street                                          Contractor)
Wilmington, MA 01810
Age:   78
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
Stanley Channick              Trustee         27 years     Chairman, Scott Management              16               --
20234 Valley Forge Circle                                  Company; President, The
King of Prussia, PA 19406                                  Channick Group; President and
Age:   78                                                  CEO, The Whitestone
                                                           Corporation  (Retired) (2)
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
Dr. Roy J. Glauber            Trustee         41 years     Professor of Physics, Harvard           16               --
Lyman Laboratory of Physics                                University
Harvard University
Cambridge, MA 02138
Age:  76
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
Joseph G. Rosenthal           Trustee         10 years     Chartered Accountant. Rosenthal         16               --
925 South Federal Highway                                  & Katkauskas (Accountants)
Suite 600
Boca Raton, FL 33432
Age:  67
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
Richard N. Silverman          Trustee         29 years     President, Van Leer USA                 16         Trustee of
925 South Federal Highway                                  (Retired) (3); President, Hysil                    Boston
Suite 600                                                  (Retired) (4)                                      Ballet,
Boca Raton, FL 33432                                                                                          Member
Age:  78                                                                                                      Charitable
                                                                                                              Foundation
                                                                                                              Board and
                                                                                                              Newton
                                                                                                              Wellesley
                                                                                                              Hospital
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
James Brendan Swan            Trustee         10 years     President, Airspray                     16               --
925 South Federal Highway                                  International Inc. (5)
Suite 600
Boca Raton, FL 33432
Age:  71

----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------
Edward M. Tighe               Trustee          3 years     Chairman and CEO of JBE                 16         Director of
925 South Federal Highway                                  Technology Group, Inc. (6)                         Hansberger
Suite 600                                                  President of Global Mutual Fund                    Institutional
Boca Raton, FL  33432                                      Services Inc.; President & CEO                     Funds &
Age:  59                                                   of Global Technology                               Global Funds
                                                                                                              Ltd.
----------------------------- ------------- -------------- --------------------------------- ---------------- ---------------

(1) Each Trustee and Officer serves an indefinite term, until he or she sooner dies, resigns, is removed, or becomes disqualified.

(2) Scott Management Co., The Channick Group and The Whitestone Corporation are consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing.

(3)  Manufacturer of packing materials.

(4)  Gift wrapping business.

(5)  Manufacturer of aerosol dispensing systems.

(6)  Telecommunications and computer network consulting.

         The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, and a Corporate Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the last year, the Audit Committee held 4 meetings.

         The function of the Investment Review Committee is to consider the Fund's investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the last year, the Investment Review Committee held 4 meetings.

         The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the last year, the Valuation Committee held 4 meetings.

         The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the last year, the Corporate Governance Committee held 4 meetings.

                               COMPENSATION TABLE


                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
 John S. Anderegg, Jr.           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   James W. Broadfoot              $0                     N/A                     N/A                    $0
(Trustee and President)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Keith J. Carlson               $0                     N/A                     N/A                    $0
 (Trustee and Chairman)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Stanley Channick             $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
     Roy J. Glauber              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Joseph G. Rosenthal            $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Richard N. Silverman           $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    J. Brendan Swan              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Edward M. Tighe              $25,000                  N/A                     N/A                  $25,000
       (Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      Paula Wolfe                  $0                     N/A                     N/A                    $0
 (Assistant Secretary)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Beverly J. Yanowitch             $0                     N/A                     N/A                    $0
      (Treasurer)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

* The Fund complex consists of Ivy Fund.

         As of April 4, 2002, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the sixteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.97%, 4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

                                                              DOLLAR RANGE OF
                                          DOLLAR RANGE OF    EQUITY SERCURITIES   AGGREGATE DOLLAR RANGE IN ALL FUNDS
                                         EQUITY SECURITIES      IN IVY MONEY       OVERSEEN BY THE TRUSTEE IN THE IVY
NAME OF TRUSTEE                           IN IVY BOND FUND       MARKET FUND                   FUND FAMILY
---------------                           ----------------   ------------------   ---------------------------------------

John S. Anderegg, Jr                         $      --             $ 21,736                     $144,781
James W. Broadfoot                                  --               72,040                      404,680
Keith J. Carlson                                    --                  140                          140
Stanley Channick                                    --               43,541                       55,485
Dr. Roy J. Glauber                                  --                   --                      371,607
Joseph G. Rosenthal                                 --                   --                           --
Richard N. Silverman                                --                   --                      158,140
J. Brendan Swan                                     --                   --                           --
Edward M. Tighe                                     --                   --                       21,306



         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel of IMI, IMDI and the Trust subject to the Code of Ethics to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

                                 SHARE OWNERSHIP

         To the knowledge of the Trust as of April 4, 2002, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc CSDN Kyle M Payne IRA, 221 Sylvan Glen Drive, South Bend, IN 46615, owned of record 2,762.486 shares (8.08%), and John M Elkowitz Jr., 41 Smith Road, Denville, NJ 07834, owned of record 2598.811 shares (7.60%), and William L. Tepas Sep IRA, 48 Oakview Dr., Amherst, NY 14221, owned of record 2,479.669 (7.25%), and Katherine
E. Sayre, Separate Property, PO Box 2224, Canyon Lake, TX 78130, owned of record 2,444.495 shares (7.15%), and Evelyn Dolins,Cust FBO: Sarah Laura Dolins UGMA/PA, 6 Jean Lo Way, York, PA 17402, owned of record 1,803.413 shares (5.27%), Jeanette C Arnone, 14 Lions Street, East Strousberg, PA 18301, owned of record 1,709.474 shares (5.00%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 303,064.982 shares (14.05%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 162,633.605 shares (7.54%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Carn & Co. #93030213 Wacker Salaried SVGS Plan Act42300001285000000 Attn: Mutual Funds Star , P.O. Box 96211 Washington, DC 20090-6211,owned of record 67,907.258 shares (5.53%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 194,730.641 shares (15.86%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 77,836.226 shares (6.34%), and Deutsche Bank Securities Inc.
FBO: 235-73733-11, PO Box 1346, Baltimore, MD 21203, VA 21203, owned of record 75,131.480 shares (6.12%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 46,068.538 shares (5.04%),BBH & Co, Cust FBO: Lifetime Achievement Fund, 525 Washington Blvd, Jersey City, NJ 07310, owned of record

56,657.224 shares (6.20%), and Securities Trust Co. as Trustee FBO: Local 104 Supplemental Pension Plan, 2390 East Camelback Road Ste. 240, Phoenix, AZ 85016, owned of record 48,831.395 shares (5.34%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,594,179.817 (26.85%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,275,845.774 shares (13.20%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 43,468.854 shares (11.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 487,739.415 shares (38.73%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 76,218.797 shares (8.30%); and

                  IVY US EMERGING GROWTH FUND, F & Co. Inc. Cust FBO 401 K Plan,
Attn: Cathy Laich ADM, 300 River Place - Suite 4000, Detroit, MI 48207, owned of record 158,123.679 shares (7.75%);

CLASS B

Of the outstanding Class B shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 1,065,008.211 shares (47.74%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 98,627.609 shares (26.97%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 583,670.050 shares (25.48%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 51,540.966 shares (18.67%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800

Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 68,342.843 shares (11.37%) and Rede & Co, 4380 SW Macadam Suite 450, Portland, OR 97201, owned of record 42,666.000 shares (7.10 %);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 87,925.353 shares (10.74%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 73,155.436 shares (15.56%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,577,317.424 shares (42.60%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 109,860.158 shares (31.02%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 2,723,623.738 shares (56.89%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 126,191.785 shares (23.07%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 322,620.577 shares (15.95%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 256,476.943 shares (20.44%).

CLASS C

Of the outstanding Class C shares of:

                  IVY BOND FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 146,700.086 shares (62.45%);

                  IVY CUNDILL GLOBAL VALUE FUND, Raymond James & Assoc Inc FAO:
Katherine P. Ralston & James W. Ralston JT/WROS, 609 Hwy 466, Lady Lake, FL 32159, owned of record 835.491 shares (24.27%), Catherine Kawula, 1900 West

Alpha Court, Lecanto, FL 34461-8435, owned of record 639.631 shares (18.58%), IBT Cust Ira Fbo: Phyllis W Monahan, 15 B Swan Cedar Glen West, Manchester, NJ 08759, owned of record 453.697 shares (13.18%), Lawrence J Mccarthy, 14 Sarian Drive, Nepune, NJ 07753, owned of record 448.060 shares (13.02%), Phyllis Monahan, Cedar Glenn West, 15 B Swan, Manchester, NJ 08759, owned of records
428.207 shares (12.44%), Dorothy V Hosonitz, 223 Goodmans Crossing, Clark, NJ 07066-2754, owned of record 323.276 shares (9.39%), IBT Cust IRA FBO: Candace Pignatello, 162 Newark Ave, Bloomfield, NJ 07003, owned of record 312.929 shares (9.09%);

                  IVY DEVELOPING MARKETS FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 31,175.141 shares (32.28%), and Donaldson Lufkin Jenrette Securities Corp Inc, PO Box 2052, Jersey City, NJ 07303-9998, owed of record 7,301.270 shares (7.56%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 728,807.904 shares (42.93%);

                  IVY GLOBAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 4,365.729 shares (25.71%), IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 2,891.025 shares (17.03%), Salomon Smith Barney Inc., 00157417165, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 2,256.265 shares (13.29%), Salomon Smith Barney Inc., 00141860273, 333 West 34th St 3rd "Floor., New York, NY 10001, owned of record 1,256.132 shares (7.39%), Salomon Smith Barney Inc., 00121066732, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,177.856 shares (6.93%), and Smith Barney Inc. 00107866133, 388 Greenwich Street, New York, NY 10013, owned of record shares 1,041.015 (6.13%), Smith Barney Inc., 00112701249, 388 Greenwich Street, New York, NY 10013, owned of record 982.067 shares (5.78%);

                  IVY GLOBAL NATURAL RESOURCES FUND, Salomon Smith Barney Inc., 00150805236, 333 West 34th St 3rd Fl., New York, NY 10001, owned of record 12,049.188 shares (5.02%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 29,288.072 shares (12.20%), US Bandcorp Piper Jaffray A/C #5882-0411, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402 owned of record 15,698.587 shares (6.54%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 32,904.764 shares (15.82%);

                  IVY GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 2,359.140 shares (9.02%), First Presbyterian Church of McAlester, a Non Profit Corporation, PO Box 1550, 222 E Washington, McAlester, OK 74502-1550, owned of record 3,806.649 shares (14.56%), Mary Ann Ash & Robert R. Ash JT -Ten, 1119 Rundle Street, Scranton, PA 18504, owned of record 2,302.853 shares (8.81%), Salomon Smith Barney Inc.

#00121013039, 333 West 34th Street 3rd Floor, New York, NY 10001, owned of record 1,743.389 shares (6.67%), Fiduciary Trust Co. of NH Cust 403(B) FBO: Jack
L. Ewen, 278 Southside Drive, Oneonta, NY 13820, owned of record 1,630.943 shares (6.24%), Fiduciary Trust Co of NH Cust IRA FBO: Roland Wise, 45 Fordham, Buffalo, NY 14216, owned of record 1,629.655 shares (6.23%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 723,518.558 shares (62.10%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 162,385.988 shares (63.89%);

                  IVY INTERNATIONAL VALUE FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 976,744.805 shares (59.95%);

                  IVY MONEY MARKET FUND, Robert J Laws & Katherine A Laws JT ten, PO Box 723, Ramona, CA 92065, owned of record 43,871.340 shares (11.84%), First Trust Corp Cust IRA FBO: Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001, PO Box 173301, Denver, CO 80217-3301, owned of record 35,317.650 shares (9.53%), IBT Cust IRA FBO: Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 27,781.690 shares (7.50%), Kenneth S. Hansen, 302 Lakeshore Dr, Lakeside, IA 50588-7660, owned of record 24,316.970 shares (6.56%), and Anthony L. Bassano & Marie E. Bassano Ttees of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 18,780.970 shares (5.07%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 25,760.540 shares (21.47%);

                  IVY US BLUE CHIP FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 35,609.358 shares (31.31%); and

                  IVY US EMERGING GROWTH FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 52,859.279 shares (29.60%), and First Clearing Corp, A/C 3109-0705, Robert Feinberg and Harriet Feinberg JTWROS, 1824 Byberry Road, Bensalem, PA 19020-4455, owned of record 9,162.445 shares (5.13%).

CLASS I

Of the outstanding Class I shares of:

                  IVY EUROPEAN OPPORTUNITIES FUND, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 642.383 shares (100%); and

                  IVY INTERNATIONAL FUND, Harleysville Mutual Ins Co/Equity, 355 Maple Ave, Harleysville, PA 19438, owned of record 284,051.014 shares (35.68%), Vanguard Fiduciary Trust Company FBO Ivy Funds, PO Box 2900, Valley Forge, PA 19482, owned of record 197,455.576 shares (24.80%), Liz Claiborne Foundation, One Claiborne Ave, N Bergen, NJ 07047, owned of record 102,444.806 shares (12.86), David & Co, PO Box 188, Murfreesboro, TN 37133-0188, owned of record 89,730.410 shares (11.27%), Lynspen and Company , P.O. Box 830804, Birmingham, AL 35283, owned of record 43,905.578 Shares (5.51%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

                  IVY BOND FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 14,093.040 shares (61.31%), LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 8,890.147 shares (38.68%);

                  IVY CUNDILL GLOBAL VALUE FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 57,756.571 shares (56.61%), Peter Cundill Holdings Ltd., 1100 Melville St., Ste. 200, Vancouver BC V6E 4A6, owned of record 37,266.358 shares (36.52%);

                  IVY DEVELOPING MARKETS FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 8,970.050 shares (98.36%);

                  IVY EUROPEAN OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 325,841.346 shares (51.60%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 75,318.881 shares (11.92%); and
Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 62,497.356 shares (9.89%);

                  IVY GLOBAL FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,680.157 shares (61.83%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 3,768.327 shares (34.88%);

                  IVY GLOBAL NATURAL RESOURCES FUND, FTC & Co Account #00055 Datalynx , PO Box 173736, Denver, Co 80217-3736, owned of record 122,047.343 (27.25%), FTC & Co Attn Datalynx #118, PO Box 173736, Denver, Co 80217-3736,
owned of record 96,748.874 (21.60%), FTC & Co Attn Datalynx #464, PO Box 173736, Denver, Co 80217-3736, owned of record 80,663.486 (18.01%), FTC & Co Attn
Datalynx #00315, PO Box 173736, Denver, Co 80217-3736, owned of record 51,401.961 (11.47%), and FTC & Co Attn Datalynx #00328, PO Box 173736, Denver,
Co 80217-3736, owned of record 51,256.969 (11.44%);

                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143 owned of record 13,236.316 shares (53.55%), and Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,321.388 shares (13.43%);

                  IVY GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 17,040.218 shares (39.12%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 17,322.097 shares (39.77%), and James Broadfoot, 117 Thatch Palm Cove, Boca Raton, Fl 33432, owned of record 8,150.114 shares (18.71%);

                  IVY INTERNATIONAL FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 249.377 shares (100%);

                  IVY INTERNATIONAL GROWTH FUND, Mackenzie Investment Mgmt Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,214.386 shares (99.88%);

                  IVY INTERNATIONAL SMALL COMPANIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 94,687.863 shares (93.04%); NFSC FEBO # 279-055662, C/James Ferris/Bro, B
Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 6,190.702 shares (6.08%);

                  IVY INTERNATIONAL VALUE FUND, Charles Schwab & Co Inc., Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,535.769 shares (5.98%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr E., 3rd FL, Jacksonville, FL 32246, owned of record 1,792.768 shares (6.98%), NFSC FEBO # 279-055662, C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 7,001.558 shares (27.26%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052, owned of record 2,062.330 shares (8.03%), LPL Financial Services A/C #3383-3796,

9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 2,503.224 shares (9.74%), LPL Financial Services A/C #1572-6093, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 3,218.761 shares (12.53%), LPL Financial Services A/C #1982-6979, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,900.057 shares (7.39%), and LPL Financial Services A/C #7105-6816, 9785 Towne Centre Drive, San Diego, CA 92121-1968, owned of record 1,310.281 shares (5.10%);

                  IVY PACIFIC OPPORTUNITIES FUND, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL 32246, owned of record 518.000 shares (8.94%), Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 4,512.894 shares (77.93%), and Donaldson Lufkin Jenrette Securities Corporation Inc, PO Box 2052, Jersey City, NJ 07303-9998 owned of record 748.503 shares (12.92%);

                  IVY US BLUE CHIP FUND, Mackenzie Investment Management Inc.,
Attn: Bev Yanowitch, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432, owned of record 51,179.697 shares (54.41%), NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 38,299.532 shares (40.72%); and

                  IVY US EMERGING GROWTH FUND, NFSC FEBO # 279-055662 C/James Ferris/Bro, B Yanowitch/J Broadfoot TTES U/A 01/01/98, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432-6143, owned of record 26,549.906 shares (56.61%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,850.696 shares (10.34%), and James W Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 2,393.086 shares (5.10%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES


         IMI, which provides business management and investment advisory services to the Funds, is a wholly-owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 15% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). IMI is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. MFC is a wholly-owned subsidiary of Investors Group Inc. ("IGI"), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund, a separate series of Ivy Fund. IMI also currently acts as both manager and investment advisor to the other series of Ivy Fund, with the exception of Ivy Global Natural Resources Fund, for which IMI acts solely as manager.

         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.


         Ivy Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.50% of the first $500 million of the Fund's average net assets, reduced to 0.40% of the Fund's average net assets in excess of $500 million. During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Bond Fund paid IMI fees of $907,277 , $563,599 and
$332,360 respectively.

         Ivy Money Market Fund pays IMI a monthly fee for providing business management and investment advisory services, based on the Fund's average daily net assets during the preceding month at an annual rate of 0.40%. For the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Money Market Fund paid IMI $105,311, $98,462 and $92,906, respectively. During the same periods IMI reimbursed Fund expenses in the amount of $137,040, $162,695 and $168,669, respectively, pursuant to expense limitations.


         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;

(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         IMI currently limits Ivy Money Market Fund's total operating expenses (excluding interest, taxes, brokerage commissions, litigation, indemnification expenses, and extraordinary expenses) to an annual rate of 0.85% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield. For each of the following nine years, IMI will limit such fees to 1.25% of the Fund's average net assets.


         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).


         In approving the investment advisory agreement, the Board considered a number of factors, including: (1) fee and performance information of each Fund relative to funds with similar objectives; (2) the profitability to IMI from its relationship with each Fund, both individually and from all of the series of the Trust, as applicable; (3) the manner in which expenses are allocated among all series of the Trust and their different classes of shares; (4) the performance and expenses of each Fund relative to comparable funds; (5) the nature and quality of the services historically provided by IMI, including information regarding advisory services and compliance records; (6) the professional qualifications of the personnel providing advisory services to each Fund; and
(7) management's soft dollar practices and the use of soft dollars in connection with the Funds, as described under "Brokerage Allocation," below.

         Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the Board recognized that IMI is deemed to owe a fiduciary duty to each Fund and approved the investment advisory agreement.

         DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares. Shares of Ivy Money Market Fund are sold at the Fund's net asset value per share without a sales load.

         Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A shares of Ivy Bond Fund sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares of Ivy Bond Fund sold without an initial sales charge and Class B and Class C shares of Ivy Bond Fund, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.


         During the fiscal years ended December 31, 1999, 2000, and 2001, IMDI received from sales of Class A shares of Ivy Bond Fund $55,002, $33,783, and $20,231, respectively, in sales commissions, of which $8,759, $4,302, and $4,228, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $31,027 in CDSCs on redemptions of Class B shares of Ivy Bond Fund. During the fiscal year ended December 31, 2001, IMI on behalf of IMDI received $570 in CDSCs on redemptions of Class C shares of Ivy Bond Fund.


         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to that Fund or by a Fund by vote of either a majority of the outstanding voting securities of that Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.


         PAYMENTS TO DEALERS: MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, MIMI on behalf of IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. MIMI or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.


         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan for Ivy Bond Fund are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) the Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         At a meeting held on December 1-2, 1995, the Board of the Trust adopted a multi-class plan on behalf of Ivy Money Market Fund and authorized the re-designation of the Fund's shares into Class A and Class B, respectively. On February 29, 1996, the Trustees resolved by written consent to establish a new class of shares, designated as "Class C," for all Ivy Fund portfolios. The purpose of the Class B re-designation (and the Class C designation) of shares for Ivy Money Market Fund is primarily to enable the transfer agent for the Ivy funds to track the contingent deferred sales charge period that applies to Class B and Class C shares of Ivy funds (other than Ivy Money Market Fund) that are being exchanged for shares of Ivy Money Market Fund. In all other relevant respects, Ivy Money Market Fund's Class A, Class B and Class C shares are identical (i.e., having the same arrangement for shareholder services and the distribution of securities).

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of Ivy Bond Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, Ivy Bond Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under the Fund's Class B and Class C Plans, Ivy Bond Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI, which is not dependent on expenses incurred by IMDI. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees of the Trust shall be committed to the discretion of the then current Independent Trustees.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.


         The Class B Plan and underwriting agreement permits IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. MIMI on behalf of IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. The Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:


         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

         (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.


         During the fiscal year ended December 31, 2001, Ivy Bond Fund paid IMDI $110,085 pursuant to its Class A plan. During the fiscal year ended December 31, 2001, Ivy Bond Fund paid IMDI $196,154 pursuant to its Class B plan. During the fiscal year ended December 31, 2001, Ivy Bond Fund paid IMDI $26,250 pursuant to its Class C plan.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class A shares of Ivy Bond Fund: advertising $323, printing and mailing of prospectuses to persons other than current shareholders, $13,486; compensation to the underwriters $0; compensation to dealers, $40,392; compensation to sales personnel $100,576; interest, carrying or other financing charges $0; seminars and meetings, $10,098; travel and entertainment, $15,757; general and administrative, $13,379; telephone, $2,540; and occupancy and equipment rental, $15,516.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class B shares of Ivy Bond Fund: advertising, $160; printing and mailing of prospectuses to persons other than current shareholders, $6,310; compensation to underwriters $0; compensation to dealers, $24,591; compensation to sales personnel, $46,131; interest, carrying or other financing charges $0; seminars and meetings, $6,148; travel and entertainment, $7,160; general and administrative, $6,586; telephone, $1,163; and occupancy and equipment rental $7095.

         During the fiscal year ended December 31, 2001, MIMI or IMDI expended the following amounts in marketing Class C shares of Ivy Bond Fund: advertising, $22; printing and mailing of prospectuses to persons other than current shareholders, $845; compensation to underwriters $0; compensation to dealers, $9,190; compensation to sales personnel, $6,090; interest, carrying or other financing charges $0; seminars and meetings, $2,298; travel and entertainment, $949; general administrative, $858; telephone, $153; and occupancy and equipment rental, $932.


         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to that Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee for Ivy Money Market Fund is 0.10% of the Fund's average net assets. The monthly fee for Ivy Bond Fund is based upon the net assets of the Fund at the preceding month end at the following rates: $1,000 when net assets are $20 million and under; $1,500 when net assets are over $20 million to $75 million; $4,000 when net assets are over $75 million to $100 million; and $6,000 when net assets are over $100 million.


         During the fiscal year ended December 31, 2001, Ivy Bond Fund paid MIMI $53,853 under the agreement.

         During the fiscal year ended December 31, 2001, Ivy Money Market Fund paid MIMI $31,959 under the agreement.


TRANSFER AGENT AND DIVIDEND PAYING AGENT


         Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400 Computer Drive, Westborough, MA 01581 is the transfer agent for each Fund. Under the Agreement, Ivy Bond Fund pays a monthly fee at an annual rate of $17.00 for each open Class A, Class B, Class C and Advisor Class account. The Fund pays a monthly fee at an annual rate of $10.25 for each open Class I account. In addition, the Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for Ivy Bond Fund for the fiscal year ended December 31, 2001 totaled $176,093. Ivy Money Market pays PFPC an annual fee of $22.00 per open account and $4.58 for each account that is closed, and reimburses PFPC monthly for out-of-pocket expenses. Such fees and expenses for Ivy Money Market Fund for the fiscal year ended December 31, 2001 totaled $96,709. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


         ADMINISTRATOR


         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets with respect to its Class A, Class B and Class C shares, and, for Ivy Bond Fund, Advisor Class shares. Ivy Bond Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 2001 for Ivy Bond Fund totaled $66,472. Such fees for the fiscal year ended December 31, 2001 for Ivy Money Market Fund totaled $23,227.

         Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of Ivy Bond Fund.

         AUDITORS

         PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 East Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. However, the types of securities in which the Funds invest, debt securities, are usually purchased and sold through principal transactions and therefore brokerage commissions are usually not required to be paid by each Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         The types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. For transactions in debt securities, IMI's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided to the Trust by the broker-dealer. If any brokerage commissions are paid, however, IMI selects broker-dealers to execute transactions and evaluates the reasonableness of any commissions on the basis of quality, quantity, and the nature of the firms' professional services. Any commissions to be charged, and the rendering of investment services, including any statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to each Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide IMI with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.


         During the fiscal years ended December 31, 1999 and 2000, Ivy Bond Fund paid brokerage commissions of $0 and $6,098, respectively. For the fiscal year ended December 31, 2001, the Fund paid a total of $0 in brokerage commissions with respect to portfolio transactions aggregating $0.

         During the fiscal years ended December 31, 1999, 2000 and 2001, Ivy Money Market Fund paid brokerage commission of $0, $0 and $0, respectively.


         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized sixteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural

Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting that funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         Information as to how to purchase Fund shares is contained in the prospectus. The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Value Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other fourteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

         AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 8 and 9 of the Account Application.


         EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of Ivy Bond Fund made within 30 days of purchase. This fee will be retained by the Fund. See "Redemptions" below.

         INITIAL SALES CHARGE SHARES. Generally, Class A shareholders of Ivy Bond Fund may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy Fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders of the Fund may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). In certain short-term transactions, Class A shares of Ivy Bond Fund may be subject to a fee redemption or exchange. See "REDEMPTIONS" below.

         Ivy Bond Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of the Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than the Fund) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representative under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A: Class A shareholders of Ivy Bond Fund may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders of Ivy Bond Fund may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of Ivy Bond Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund:

                                     CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF
YEAR SINCE PURCHASE                  DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------                  -------------------------------
First                                                 5%
Second                                                4%
Third                                                 3%
Fourth                                                3%
Fifth                                                 2%
Sixth                                                 1%
Seventh and thereafter                                0%

         CLASS C: Class C shareholders of Ivy Bond Fund may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I AND ADVISOR CLASS: Subject to the restrictions set forth in the following paragraph, Class I and Advisor Class shareholders of Ivy Bond Fund may exchange their outstanding shares for the same class of shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares; $10,000 in the case of Advisor Class shares). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($250,000 in the case of Class I shares; $10,000 in the case of Advisor Class shares).


         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."


         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

         LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of Ivy Bond Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of Ivy Bond Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

         RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee             no fee
         Retirement Plan Annual Maintenance Fee      $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.


         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account. Individuals should consult their tax advisors before investing IRA assets in a fund if that fund primarily distributes exempt-interest dividends.


         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.


         In general, for years 2002 through 2004, an eligible individual may contribute up to the lesser of $3,000 ($3,500 if 50 or older) or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $3,000 ($3,500 if 50 or older) per year, the maximum potential contribution is $6,000 ($7,000 if 50 or older) per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $6,000 ($7,000 if 50 or older), a contribution of up to $3,000 ($3,500 if 50 or older) may be made to each spouse's IRA. Rollover contributions are not subject to these limits.


         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.


         A single individual earning below $95,000 can contribute up to $3,000 ($3,500 if 50 or older) per year to a Roth IRA for years 2002 through 2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 per year ($7,000 if 50 or older) or ($3,000 per IRA) ($3,500 per IRA if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.


         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from PFPC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.


         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.


         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.


         Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.


         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for 2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.


         REINVESTMENT PRIVILEGE


         Shareholders who have redeemed Class A shares of Ivy Bond Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.


         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

         REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of Ivy Bond Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). "Rights of Accumulation" are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.


         At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.


         SYSTEMATIC WITHDRAWAL PLAN


         A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account for Class A, B or C shareholders, and $10,000 in his or her account for Advisor Class shareholders. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.


         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each and $250 each in the case of Advisor Class shares while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.


         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.


         GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of Ivy Bond Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of Ivy Bond Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of Ivy Bond Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS


         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC or redemption fee. Ivy Money Market Fund does not assess a contingent deferred sales charge. However, if shares of another Ivy Fund that are subject to a contingent deferred sales charge are exchanged for shares of Ivy Money Market Fund, the contingent deferred sales charge will carry over to the investment in Ivy Money Market Fund and may be assessed upon redemption.


         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of Class A, B, C or I shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months; Advisor Class shareholders must have maintained an investment of $10,000 in the Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 and $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by each Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, each Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Class A shares of the Fund held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, also referred to in the Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to IMI or its subsidiaries, and does not benefit IMI in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.


         The redemption discount may generally be waived for any redemption of Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, (b) purchased through the reinvestment of dividends or capital gains distributions paid by the Fund, (c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or (d) by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.


         However, if Class A shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waivers.) In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the Class A shares actually redeemed, Class A shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Class A shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the Class A shares were originally purchased, and not from the date of transfer between shareholders.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of Ivy Bond Fund will automatically convert to Class A shares, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in each Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         Pursuant to SEC rules, Ivy Money Market Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interest of the Fund and its shareholders. The amortized cost method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant rate of accretion of discount or amortization of premium. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.


         A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the market on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the time as of which such rate is determined by an approved pricing source. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.


         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.


         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC traded option is valued at the last asked price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange-listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of any Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.


         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.


                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund. The Funds are not managed for tax efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of each Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Ivy Bond Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Ivy Bond Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of any Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by any Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING


         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of Ivy Bond Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

YIELD

         IVY MONEY MARKET FUND

         Ivy Money Market Fund's yield quotations as they may appear in the Prospectus, this SAI, advertising or sales literature are calculated by standard methods prescribed by the SEC.

         STANDARDIZED YIELD QUOTATIONS. Ivy Money Market Fund's current yield quotation is computed by determining the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in the Fund in proportion to the length of the base period. For any account fees that vary with the size of the account in the Fund, the account fee used for purposes of the yield computation is assumed to be the fee that would be charged to the mean account size of the Fund. The distribution rate will differ from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short-term capital gains and net equalization credits.

         Ivy Money Market Fund's current yield for the seven-day period ended December 31, 2001 was 0.67%, 0.76% and 0.50% for Class A, Class B and Class C shares, respectively. IMI currently reimburses the Fund to limit ordinary operating expenses to 0.85% of average net assets. Without reimbursement, the Fund's current yield for this period would have been 3.65%.

         IVY BOND FUND

         Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the period, according to the following formula:

         YIELD             =        2[({(a-b)/cd} + 1){superscript 6}-1]

         Where:                                      a = dividends and interest
                                            earned during the period
                                            attributable to a specific class of
                                            shares,

                                                     b = expenses accrued for
                                            the period attributable to that
                                            class (net of reimbursements),

                                                     c = the average daily
                                            number of shares of that class
                                            outstanding during the period that
                                            were entitled to receive dividends,
                                            and

                                                     d = the maximum offering
                                            price per share (in the case of
                                            Class A shares) or the net asset
                                            value per share (in the case of
                                            Class B shares, Class C shares and
                                            Class I shares) on the last day of
                                            the period.

         The yields for Class A, Class B, Class C and Advisor Class shares of Ivy Bond Fund for the 30-day period ended December 31, 2001 were 5.68%, 5.15%, 5.18% and 5.65%, respectively. There were no Class I shares outstanding as of December 31, 2001.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of Ivy Bond Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of each Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:            P   =    a hypothetical initial payment of $1,000
                                    to purchase shares of a specific class

                           T   =    the average annual total return of shares
                                    of that class

                           n   =    the number of years

                                             ERV = the ending redeemable
                                    value of a hypothetical $1,000
                                    payment made at the beginning of the
                                    period.

         For purposes of the above computation for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 4.75% sales charge for Ivy Bond Fund is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C, Class I and Advisor Class shares of Ivy Bond Fund for the periods indicated. In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                  STANDARDIZED RETURN FOR IVY BOND FUND[*] [#]


                          CLASS A[1]           CLASS B            CLASS C            CLASS I[2]           ADVISOR CLASS[3]
                          ----------           -------            -------            ----------           ----------------
One year ended December
31, 2001                         3.53%               2.60%              6.50%                N/A                9.07%

Return after taxes on
distributions ***                1.20%                N/A                N/A                 N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***               1.22%                N/A                N/A                 N/A                 N/A

Five years ended
December 31, 2001                2.06%               1.64%              2.22%                N/A                 N/A

Return after taxes on
distributions ***               (0.66)%               N/A                N/A                 N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***              (0.56)%               N/A                N/A                 N/A                 N/A

Ten years ended
December 31, 2001                5.34%                N/A                N/A                 N/A                 N/A

Return after taxes on
distributions ***                2.28%                N/A                N/A                 N/A                 N/A

Return after taxes on
distributions and sale
of Fund shares ***               2.53%                N/A                N/A                 N/A                 N/A


                  NON-STANDARDIZED RETURN FOR IVY BOND FUND[**]

                            CLASS A[4]           CLASS B            CLASS C            CLASS I[2]         ADVISOR CLASS[3]
                            ----------           -------            -------            ----------         ----------------
Year ended December 31,
2001                           8.70%               7.60%              7.50%                N/A                  9.05%
Five years ended
December 31, 2001              3.06%               2.20%              2.22%                N/A                   N/A

Ten  years ended
December 31, 2001              5.85%                N/A                N/A                 N/A                   N/A

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I and Advisor Class shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [***] After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

         [#] Until December 31, 1994, MIMI served as investment advisor to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for the Fund (and the Class A shares of the Fund) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994; the inception date for the Class C shares of the Fund was April 30, 1996; the inception date for the Advisor Class shares was January 20, 1998.


         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 1.91%, 3.53%, 2.06% and 5.33%, respectively.


         [2] No Class I shares were outstanding during the time periods indicated.


         [3] Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures are identical. Without expense reimbursement, the Standardized and Non-Standardized Return for Advisor Class shares for the period from inception through December 31, 2001 and the one year period ended December 31, 2001 would have been (1.24)% and 9.07%, respectively.

         [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 2001 and the one, five and ten year periods ended December 31, 2001 would have been 2.23%, 8.70%, 3.06% and 5.85%, respectively.


         [5] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of Ivy Bond Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:     C    =    cumulative total return

                                       P = a hypothetical initial investment
                              of $1,000 to purchase shares of a specific class

                                       ERV = ending redeemable
                              value: ERV is the value, at the end
                              of the applicable period, of a
                              hypothetical $1,000 investment made
                              at the beginning of the applicable
                              period.

                                  IVY BOND FUND


         The following table summarizes the calculation of Cumulative Total Return for Ivy Bond Fund for the periods indicated through December 31, 2001, assuming the maximum 4.75% sales charge has been assessed.




                                  ONE YEAR             FIVE YEARS              TEN YEARS          SINCE INCEPTION[*]
                                  --------             ----------              ---------          ------------------
Class A                           3.53%                  10.73%                 68.22%                 200.06%
Class B                           2.60%                  9.47%                    N/A                  36.30%
Class C                           6.50%                  11.58%                   N/A                  21.41%
Class I                            N/A                    N/A                     N/A                    N/A
Advisor Class                     9.07%                   N/A                     N/A                   4.28%

         The following table summarizes the calculation of Cumulative Total Return for Ivy Bond Fund for the periods indicated through December 31, 2001, assuming the maximum 4.75% sales charge has not been assessed.



                                 ONE YEAR               FIVE YEARS              TEN YEARS        SINCE INCEPTION[*]
                                 --------               ----------              ---------        ------------------
Class A                           8.70%                  16.25%                 76.61%                 215.03%
Class B                           7.61%                  11.47%                   N/A                  36.30%
Class C                           7.51%                  11.58%                   N/A                  21.41%
Class I                            N/A                    N/A                     N/A                    N/A
Advisor Class                     9.07%                   N/A                     N/A                   4.28%


---------------------------

         [*] Until December 31, 1994, MIMI served as investment advisor to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for Ivy Bond Fund (Class A shares) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996. The inception date for Advisor Class shares was January 20, 1998.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles.

Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS


         Each Fund's Schedule of Investments as of December 31, 2001, Statement of Assets and Liabilities as of December 31, 2001, Statement of Operations for the fiscal year ended December 31, 2001, Statement of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000, Financial Highlights, Notes to Financial Statements, and Public Accountants, Report of Independent Certified Public Accountants, which are included in each Fund's December 31, 2001 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and "Standard & Poor's Municipal Ratings Handbook," September 2000 Issue (McGraw-Hill, New York,
2000).]

MOODY'S:

(a) CORPORATE BONDS. Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o  Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

         A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated `B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

PART C.  OTHER INFORMATION

Item 23: Exhibits:

          (a)     Articles of Incorporation:

                  (1) Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Redesignation of Shares of Beneficial Interest and Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest (No Par Value) filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (3) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (4) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (5) Establishment and Designation of Additional Series (Ivy Emerging Growth Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (6) Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class
                           C), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (7) Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy Growth Fund--Class A and Ivy International Fund--Class A), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (8) Establishment and Designation of Additional Series (Ivy China Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (9) Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth Fund--Class B, Ivy Growth with Income Fund--Class B and Ivy International Fund--Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (10) Establishment and Designation of Additional Class (Ivy International Fund--Class I), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (11) Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund--Class A and Class B, Ivy New Century Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (12) Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (13) Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (14) Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (15) Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund--Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (16) Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (17) Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (18) Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (19) Establishment and designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 and incorporated by reference herein.

                  (20) Establishment and designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (21) Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund--Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

                  (22) Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin America Strategy Fund redesignated as Ivy South America
                           Fund), filed with Post-Effective Amendment No. 97 and incorporated by reference herein.

                  (23) Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (24) Establishment and designation of Series and Classes (Ivy US Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor Class), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (25) Redesignation of Series and Classes (Ivy High Yield Fund redesignated as Ivy International Strategic Bond
                           Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (26) Establishment and designation of Series and Classes (Ivy European Opportunities Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with

                           Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (27) Establishment and designation of Series and Classes (Ivy Cundill Value Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

                  (28) Establishment and designation of Series and Classes Ivy Next Wave Internet Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

                  (29) Establishment and Designation of Additional Class (Ivy International Fund--Advisor Class), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (30) Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Next Wave Internet Fund redesignated as Ivy International Growth Fund) filed with Post-Effective Amendment No. 118 and incorporated by reference herein.

                  (31) Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Developing Nations Fund redesignated as Ivy Developing Markets Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (32) Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy China Region Fund redesignated as Ivy Pacific Opportunities Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (33) Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy International Fund II redesignated as Ivy International Value Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (34) Abolition of Series of Shares of Beneficial Interest (Ivy Growth With Income Fund, Ivy Pan-Europe Fund, Ivy South America Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (35) Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Cundill Value Fund redesignated as Ivy Cundill Global Value Fund) filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

         (b)      By-laws:

                  (1) By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Amendment to the By-Laws, dated April 23, 2001, filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

         (c)      Instruments Defining the Rights of Security Holders:


                  (1) Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by reference herein.

                  (2) Specimen Security for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 70 and incorporated by reference herein.

                  (3) Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 and incorporated by reference herein.

                  (4) Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.

                  (5) Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.

                  (6) Specimen Security for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 and incorporated by reference herein.

                  (7) Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 and incorporated by reference herein.

         (d)      Investment Advisory Contracts:

                  (1) Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Subadvisory Contract by and among Ivy Fund, Ivy Management, Inc. and Boston Overseas Investors, Inc., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (3) Assignment Agreement relating to Subadvisory Contract, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (4) Business Management and Investment Advisory Agreement Supplement for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (5) Business Management and Investment Advisory Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (6) Business Management and Investment Advisory Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (7) Business Management and Investment Advisory Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (8) Business Management and Investment Advisory Agreement Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (9) Business Management and Investment Advisory Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (10) Master Business Management Agreement between Ivy Fund and Ivy Management, Inc., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (11) Supplement to Master Business Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Canada Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (12) Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (13) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Science & Technology

                           Fund), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (14) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (15) Form of Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (16) Form of Supplement to Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (17) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (18) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Fund II), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (19) Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (20) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (21) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (22) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (23) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy European Opportunities
                           Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (24) Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy International Small Companies Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (25) Amendment to Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (26) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (27) Subadvisory Agreement between Ivy Management, Inc. and Peter Cundill & Associates, Inc. (Ivy Cundill Value Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (28) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Growth Fund), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (29) Interim Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Bond Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

                  (30) Interim Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

                  (31) Interim Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

                  (32) Interim Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

                  (33) Interim Subadvisory Agreement between Ivy Management, Inc. and Peter Cundill & Associates, Inc. (Ivy Cundill Value Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

                  (34) Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund), filed with this Post-Effective Amendment No. 121.

                  (35) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund), filed with this Post-Effective Amendment No. 121.

                  (36) Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with this Post-Effective Amendment No. 121.

                  (37) Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with this Post-Effective Amendment No. 121.

                  (38) Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy Global Natural Resources Fund), filed with this Post-Effective Amendment No. 121.

                  (39) Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund), filed with this Post-Effective Amendment No. 121.

                  (40) Subadvisory Agreement between Ivy Management, Inc. and Peter Cundill & Associates, Inc. (Ivy Cundill Global Value Fund), filed with this Post-Effective Amendment No. 121.

         (e)      Underwriting Contracts:

                  (1) Dealer Agreement, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (3) Addendum to Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (4) Addendum to Amended and Restated Distribution Agreement (Ivy Money Market Fund--Class A and Class
                           B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (5) Form of Addendum to Amended and Restated Distribution Agreement (Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (6) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (7) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C, and Class
                           I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (8) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (9) Form of Addendum to Amended and Restated Distribution Agreement (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (10) Form of Addendum to Amended and Restated Distribution Agreement (Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

                  (11) Addendum to Amended and Restated Distribution Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (12) Addendum to Amended and Restated Distribution Agreement (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (13) Addendum to Amended and Restated Distribution Agreement (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (14) Addendum to Amended and Restated Distribution Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (15) Addendum to Amended and Restated Distribution Agreement (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (16) Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (17) Addendum to Amended and Restated Distribution Agreement (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (18) Addendum to Amended and Restated Distribution Agreement (Ivy International Fund - Advisor Class) filed with Post-Effective Amendment No. 117 and incorporated by reference herein.

                  (19) Addendum to Amended and Restated Distribution Agreement (Ivy International Growth Fund), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (20) Amended and Restated Distribution Agreement filed with Post-Effective Amendment No. 120 as Exhibit
                           (m)(48) and incorporated herein by reference.

         (f)      Bonus or Profit Sharing Contracts:  Inapplicable.

         (g)      Custodian Agreements:

                  (1) Custodian Agreement between Ivy Fund and Brown Brothers Harriman & Co., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Foreign Custody Manager Delegation Agreement between Ivy Fund and Brown Brothers Harriman & Co., filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

         (h)      Other Material Contracts:

                  (1) Master Administrative Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Addendum to Administrative Services Agreement Supplement for Ivy International Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (3) Administrative Services Agreement Supplement for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (4) Administrative Services Agreement Supplement for Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (5) Administrative Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (6) Administrative Services Agreement Supplement for Class I Shares of Ivy International Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (7) Master Fund Accounting Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Emerging Growth Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (8) Fund Accounting Services Agreement Supplement for Ivy Growth with Income Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (9) Fund Accounting Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (10) Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (11) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (12) Assignment Agreement relating to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (13) Administrative Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (14) Administrative Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (15) Fund Accounting Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (16) Fund Accounting Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (17) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (18) Administrative Services Agreement Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (19) Fund Accounting Services Agreement Supplement for International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (20) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (21) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (22) Administrative Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (23) Fund Accounting Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (24) Form of Administrative Services Agreement Supplement (Class C) for Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund and Ivy New Century Fund, filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (25) Form of Addendum to Transfer Agency and Shareholder Services Agreement (Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (26) Form of Administrative Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (27) Form of Fund Accounting Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (28) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

                  (29) Form of Administrative Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (30) Form of Fund Accounting Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (31) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (32) Form of Administrative Services Agreement Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (33) Form of Fund Accounting Services Agreement Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (34) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (35) Form of Administrative Services Agreement Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (36) Form of Fund Accounting Services Agreement Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (37) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (38) Form of Administrative Services Agreement Supplement (Advisor Class) for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Bond Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

                  (39) Form of Addendum to Transfer Agency and Shareholder Services Agreement (Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

                  (40) Addendum to Administrative Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (41) Addendum to Fund Accounting Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (42) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (43) Addendum to Fund Accounting Services Agreement (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (44) Addendum to Administrative Services Agreement (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (45) Amended Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

                  (46) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (47) Addendum to Fund Accounting Services Agreement (Ivy US Blue Chip Fund), to be filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (48) Addendum to Administrative Services Agreement (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (49) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (50) Addendum to Fund Accounting Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (51) Addendum to Administrative Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (52) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (53) Addendum to Fund Accounting Services Agreement (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (54) Addendum to Administrative Services Agreement (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (55) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (56) Addendum to Fund Accounting Services Agreement (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (57) Addendum to Administrative Services Agreement (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (58) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy International Fund - Advisor Class) filed with Post-Effective Amendment No. 117 and incorporated by reference herein.

                  (59) Addendum to Administrative Services Agreement (Ivy International Fund - Advisor Class) filed with Post-Effective Amendment No. 117 and incorporated by reference herein.

                  (60) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy International Growth Fund), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (61) Addendum to Fund Accounting Services Agreement (Ivy International Growth Fund), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (62) Administrative Services Agreement Supplement (Ivy International Growth Fund), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (63) Transfer Agency Services Agreement between PFPC Inc. and Ivy Fund, filed with this Post-Effective Amendment No. 121.

         (i) Legal Opinion: Opinion and consent of counsel, filed with this Post-Effective Amendment No. 121.

         (j) Other Opinions: Consents and reports of independent Certified Public Accountants filed with this Post-Effective Amendment No. 121.

         (k)      Omitted Financial Statements:  Not applicable.

         (l)      Initial Capital Agreements:  Not applicable.

         (m)      Rule 12b-1 Plans:

                  (1) Amended and Restated Distribution Plan for Class A shares of Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (2) Distribution Plan for Class B shares of Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (3) Distribution Plan for Class C Shares of Ivy Growth with Income Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (4) Form of Rule 12b-1 Related Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (5) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

                  (6) Supplement to Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 103 and incorporated by reference herein.

                  (7) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 103 and incorporated by reference herein.

                  (8) Supplement to Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 103 and incorporated by reference herein.

                  (9) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 103 and incorporated by reference herein.

                  (10) Supplement to Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 103 and incorporated by reference herein.

                  (11) Form of Supplement to Distribution Plan for Ivy Growth with Income Fund Class C Shares (Redesignation as Class D Shares), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

                  (12) Form of Distribution Plan for Class C shares of Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund, filed with Post-Effective Amendment No. 85 and incorporated by reference herein.

                  (13) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Science & Technology Fund), filed with Post-Effective Amendment No. 87 and incorporated by reference herein.

                  (14) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Science & Technology
                           Fund), filed with Post-Effective Amendment No. 87 and incorporated by reference herein.

                  (15) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Science & Technology
                           Fund), filed with Post-Effective Amendment No. 87 and incorporated by reference herein.

                  (16) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (17) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (18) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (19) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (20) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (21) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (22) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (23) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (24) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (25) Amendment to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (26) Amendment to Distribution Plan for Ivy Fund Class B Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (27) Amendment to Distribution Plan for Ivy Fund Class C Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (28) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (29) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (30) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

                  (31) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (32) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (33) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (34) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (35) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (36) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (37) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (38) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (39) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (40) Form of Amended and Restated Distribution Plan For Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 107 and incorporated by reference herein.

                  (41) Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 111 and incorporated by reference herein.

                  (42) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (43) Supplement to Amended and Restated Distribution Plan for Ivy Fund Class B Shares (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (44) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Cundill Value Fund and Ivy Next Wave Internet Fund) filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (45) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy International Growth Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (46) Supplement to Amended and Restated Distribution Plan for Ivy Fund Class B Shares (Ivy International Growth
                           Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (47) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy International Growth Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (48) Amended and Restated Distribution Agreement between Ivy Fund and Ivy Mackenzie Distributors, Inc. (Class A, Class B, Class C, Class I (if applicable) and the Advisor Class of Ivy Bond Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund, Ivy International Small Companies Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Money Market Fund), filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

         (n)      Rule 18f-3 Plans:

                  (1) Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 83 and incorporated by reference herein.

                  (2) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 85 and incorporated by reference herein.

                  (3) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 87 and incorporated by reference herein.

                  (4) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

                  (5) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 92 and incorporated by reference herein.

                  (6) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

                  (7) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

                  (8) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

                  (9) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

                  (10) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

                  (11) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 114 and incorporated by reference herein.

                  (12) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 117 and incorporated by reference herein.

                  (13) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

                  (14) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

          (p)     Codes of Ethics:

                  (1) Code of Ethics of Mackenzie Investment Management Inc., filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

                  (2) Code of Ethics of Peter Cundill & Associates, Inc., filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

                  (3) Code of Ethics of Mackenzie Financial Corporation filed with Post Effective Amendment No. 116 and incorporated by reference herein.

                  (4) Code of Ethics of Henderson Investment Management Limited filed with Post Effective Amendment No. 116 and incorporated by reference herein.

                  (5) Amended and Restated Code of Ethics of Mackenzie Investment Management Inc., filed with this Post-Effective Amendment No. 121.

Item 24. Persons Controlled by or Under Common Control with the Fund:
         Not applicable

Item 25. Indemnification

                  A policy of insurance covering Ivy Management, Inc. and the Registrant will insure the Registrant's trustees and officers and others against liability arising by reason of an actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other negligent act.

                  Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992, filed with Post-Effective Amendment No. 71 and incorporated by reference herein.

Item 26. Business and Other Connections of Investment Adviser

                  Information Regarding Adviser and Subadviser Under Advisory Arrangements. Reference is made to the Form ADV of each of Ivy Management, Inc., the Adviser and Business Manager to fifteen series of the Trust, Mackenzie Financial Corporation, the adviser to Ivy Global Natural Resources Fund, Henderson Investment Management Limited, the subadviser to Ivy European Opportunities Fund and Ivy International Small Companies Fund, and Peter Cundill & Associates, Inc., the subadviser to Ivy Cundill Global Value Fund.

                  The list required by this Item 26 of officers and directors of Ivy Management, Inc., Mackenzie Financial Corporation, Henderson Investment Management Limited, and Peter Cundill & Associates, Inc., together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of each firm's respective Form ADV.

Item 27. Principal Underwriters

                  (a) Ivy Mackenzie Distributors, Inc. ("IMDI"), formerly Mackenzie Ivy Funds Distributors, Inc., Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, Registrant's distributor, is a subsidiary of Mackenzie Investment Management Inc. ("MIMI"), Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432. IMDI is the successor to MIMI's distribution activities.

                  (b) The information required by this Item 27 regarding each director, officer or partner of IMDI is incorporated by reference to Schedule A of Form BD filed by IMDI pursuant to the Securities Exchange Act of 1934.

                  (c)      Not applicable

Item 28. Location of Accounts and Records

                  Ivy Management, Inc.
                  Via Mizner Financial Plaza
                  925 South Federal Highway - Suite 600
                  Boca Raton, Florida  33432

                  Ivy Management Distributors, Inc.
                  Via Mizner Financial Plaza
                  925 South Federal Highway - Suite 600
                  Boca Raton, Florida  33432

                  Ivy Management Services Corp.
                  Via Mizner Financial Plaza
                  925 South Federal Highway - Suite 600
                  Boca Raton, Florida  33432

                  Brown Brothers, Harriman & Co.
                  40 Water Street
                  Boston MA  02109

Item 29. Management Services:  Not applicable.

Item 30. Undertakings:  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 121 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 121 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of April, 2002.

                                                  IVY FUND

                                                  By:         ***
                                                      --------------------------
                                                      James W. Broadfoot
                                                      President



By:      /s/ JOSEPH R. FLEMING
         -----------------------------------
         Joseph R. Fleming, Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 121 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                                           TITLE                              DATE
----------                                           -----                              ----
                    *                                Trustee                            4/30/02
--------------------------------------------
John S. Anderegg, Jr.


                   ***                               Trustee and President              4/30/02
--------------------------------------------
James W. Broadfoot

                   **                                Trustee and Chairman               4/30/02
--------------------------------------------         (Chief Executive Officer)
Keith J. Carlson


                    *                                Trustee                            4/30/02
--------------------------------------------
Stanley Channick

/s/ BEVERLY J. YANOWITCH                             Treasurer                          4/30/02
--------------------------------------------         (Chief Financial Officer)
Beverly J. Yanowitch


                    *                                Trustee                            4/30/02
--------------------------------------------
Roy J. Glauber

                    *                                Trustee                            4/30/02
--------------------------------------------
Joseph G. Rosenthal



SIGNATURES                                           TITLE                              DATE
----------                                           -----                              ----

                     *                               Trustee                            4/30/02
--------------------------------------------
Richard N. Silverman

                     *                               Trustee                            4/30/02
--------------------------------------------
James Brendan Swan

                     ***                             Trustee                            4/30/02
--------------------------------------------
Edward M. Tighe


By:      /s/ JOSEPH R. FLEMING
         --------------------------------------------
         Joseph R. Fleming, Attorney-in-Fact

* Executed pursuant to powers of attorney filed with Post-Effective Amendments Nos. 69, 73, 74, 84 and 89 to Registration Statement No. 2-17613.

** Executed pursuant to power of attorney filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613.

*** Executed pursuant to power of attorney filed with Post-Effective Amendment No. 111 to Registration Statement No. 2-17613.

                                  EXHIBIT INDEX


Exhibit (d)(34):           Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy
                           Management, Inc. (Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets
                           Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science &
                           Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth
                           Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money
                           Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US Emerging
                           Growth Fund).

Exhibit (d)(35):           Supplement to Master Business Management and Investment Advisory Agreement between Ivy
                           Fund and Ivy Management, Inc. (Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy
                           Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global
                           Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International
                           Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy
                           Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund, Ivy US
                           Emerging Growth Fund).

Exhibit (d)(36):           Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy
                           Global Natural Resources Fund).

Exhibit (d)(37):           Supplement to Master Business Management Agreement between Ivy Fund and Ivy
                           Management, Inc. (Ivy Global Natural Resources Fund).

Exhibit (d)(38):           Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy
                           Global Natural Resources Fund).

Exhibit (d)(39):           Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management
                           Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund).

Exhibit (d)(40):           Subadvisory Agreement between Ivy Management, Inc. and Peter Cundill & Associates,
                           Inc. (Ivy Cundill Global Value Fund).

Exhibit (h)(63):           Transfer Agency Services Agreement between PFPC Inc. and Ivy Fund.

Exhibit (i):               Opinion and consent of counsel.

Exhibit (j):               Consents and reports of independent Certified Public Accountants.

Exhibit (p)(5):            Amended and Restated Code of Ethics of Mackenzie Investment Management Inc.
